     THIS DOCUMENT IS A COPY OF SCHEDULE 1.1(A) ESCROW AGREEMENT TO EXHIBIT
10.13 FILED ON APRIL 2, 2002 PURSUANT TO RULE 201 TEMPORARY HARDSHIP EXEMPTION.


                                SCHEDULE 1.1(A)

                                ESCROW AGREEMENT


See document attached hereto.

THIS ESCROW AGREEMENT dated as of the 18/th/ day of March, 2002.

AMONG:

          SOFINOV SOCIETE FINANCIERE D'INNOVATION INC., a corporation governed by the laws of Quebec ("SOFINOV"), and

          GESTION M&D PROVENCHER INC., a corporation governed by the laws of Canada, and

          FREGICO INC., a corporation governed by the laws of Quebec, and

          GESTION MARC LEBEL INC., a corporation governed by the laws of Quebec, and

          MARC LEBEL, of Quebec City (Quebec), and

          FRANCOIS VALLEE, of Quebec City (Quebec), and

          JEAN MARIER, of Quebec City (Quebec), and

          ROBERT GOYER, of Montreal (Quebec), and

          SERGE CARRIERE, of Montreal (Quebec), and

          GUYLAINE PERRON, of Quebec City (Quebec), and

          JOHANE B. CHAMPAGNE, of St. Raymond (Quebec), and

          STEPHANE MARIN, of Quebec City (Quebec), and

          ERIC MASSON, of Quebec City (Quebec), and

          NICOLA STEPHAN D'ULISSE, of St. Lazare (Quebec), and

          DENIS HACHE, of Quebec City (Quebec), and

          JEAN COUTURE, of Levis (Quebec)

          (each, individually, a "Vendor" and, collectively, the "Vendors")

AND:

          SFBC CANADA, INC., a corporation governed by the laws of Canada,

          (the "Purchaser")

AND:

          THE TRUST COMPANY OF BANK OF MONTREAL a trust company incorporated under the laws of Canada

          (the "Escrow Agent")


RECITALS:

A. Pursuant to a Share Purchase Agreement dated March 4, 2002 (the "Purchase Agreement") between the Vendors, the Purchaser, SFBC International, Inc. ("SFBC") and Anapharm Inc., the Vendors agreed to sell to the Purchaser and the Purchaser agreed to purchase all of the issued and outstanding shares of Anapharm Inc.;

B.   In consideration for such sale, the Vendors shall receive cash and SFBC
     Shares.

THEREFORE, the Parties agree as follows:

1.   DEFINITIONS

     1.1 Whenever used in this Agreement, the following words and terms shall have the meanings set out below:

          "Agreement" means this agreement and all schedules attached hereto and all amendments made hereto and thereto in writing by the Parties;

          "Escrow Fund" has the meaning as set forth in Section 2;

          "Escrow Release Date" means:

          (a) in respect of 10% of the Fund Value at Closing Time (the "First Release Amount"), the later of the first anniversary of the Closing Date and the date upon which SFBC's consolidated and audited financial statements for the period ended December 31, 2002 are publicly available;

          (b) in respect of an amount equal to 20% of the Fund Value at Closing Time (the "Second Release Amount"), the later of the second anniversary of the Closing Date and the date upon which SFBC's consolidated and audited financial statements for the period ended December 31, 2003 are publicly available;

          (c) in respect of an amount equal to 20% of the Fund Value at Closing Time (the "Third Release Amount"), the later of the third anniversary of the Closing Date and the date upon which SFBC's consolidated and audited financial statements for the period ended December 31, 2004 are publicly available; and

          (d) in respect of the balance of the Escrow Fund (the "Final Release Amount"), on the fourth anniversary of the Closing Date,

          provided that in the event that an Escrow Release Date falls on a date that is not a Business Day, it shall be deemed to fall on the next Business Day. For the purposes hereof, the date upon which SFBC's consolidated and audited financial statements are publicly available for a given year shall be April 30 of that year.

          "Escrowed SFBC Shares" means the SFBC Shares deposited in the Escrow Fund pursuant to Section 2;

          "Fund Value" means the aggregate of the Vendors' Individual Escrow Amounts;

          "Parties" means the parties to this Agreement collectively, and "Party" means any one of them;

          "Release Amount" means the First Release Amount, Second Release Amount, Third Release Amount and Final Release Amount, as the case may be;

          "SFBC Transfer Agent" means the Continental Stock Transfer & Trust Co., or such other nominee as may be appointed by SFBC from time to time to serve as transfer agent to SFBC for the Escrowed SFBC Shares.

     1.2 All capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Purchase Agreement.

     2.   THE ESCROW FUND

     2.1  Escrow Fund - At the Closing Time, each Vendor shall deposit with the
          -----------
          Escrow Agent that Vendor's Individual Escrow Amount as set out in
          Schedule 1. Unless Schedule 1 provides otherwise, each such deposit shall be made in cash in immediately available funds (the "Cash Deposit"). For those Vendors in respect of which Schedule 1 provides that a portion of their Individual Escrow Amount shall be deposited in the form of SFBC Shares received under the Purchase Agreement, the number (not more or less) of SFBC Shares set opposite such Vendors' names shall be deposited by those Vendors with the Escrow Agent. The deposits made under this Section (whether in cash or SFBC Shares) are herein referred to (as increased by any earnings thereon and as reduced by any disbursements therefrom, amounts withdrawn pursuant to the terms of this Agreement or loss of or on investments) as the "Escrow Fund".

     2.2  SFBC Shares in the Escrow Fund - Vendors depositing SFBC Shares in the
          ------------------------------
          Escrow Fund pursuant to Section 2.1 shall deliver to the Escrow Agent a single certificate representing their entire Escrowed SFBC Shares. Such certificate may be split into certificates representing lesser amounts of SFBC Shares as and when this is required upon disbursement of SFBC Shares from the Escrow Fund. All Escrowed SFBC Shares shall be endorsed in blank for transfer by the registered owner thereof, or the Vendors' Representatives appointed pursuant to Section 13.1 of this Agreement, as the case may be, prior to deposit in the Escrow Fund.
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                                      -5-

          2.3  Acknowledgement of Escrow Agent - The Escrow Agent acknowledges
               -------------------------------
               the deposit of the Escrow Fund and agrees to hold the Escrow Fund in accordance with the terms and conditions of this Agreement.

          2.4  Investment of the Escrow Fund - The Cash Deposits in the Escrow
               -----------------------------
               Fund shall be invested by the Escrow Agent, at the Escrow Agent's discretion, provided that such investments shall be either fully negotiable or for maturities of not longer than 30 days and shall be limited to treasury bills issued from time to time by the Government of Canada and/or guaranteed investment certificates of deposit with a Canadian chartered bank, and further provided that the Escrow Agent may hold up to the entire amount of the Escrow Fund in the form of cash on an overnight basis where it is not reasonably possible to arrange for an investment in treasury bills or guaranteed investment certificates of deposit prior to the close of business on a particular day. Notwithstanding the foregoing, Cash Deposits made by Jean Marier, Serge Carriere and Robert Goyer (the "Individuals"), shall, at all times, be invested by the Escrow Agent in either treasury bills issued from time to time by the Government of Canada or negotiable guaranteed certificates of deposit with a Canadian chartered bank, issued in the name of the Individual for whom the Cash Deposit is held by the Escrow Agent.

          3.   MISREPRESENTATIONS AND ESCROW CLAIMS

          3.1  Escrow Claim for Misrepresentations, etc. - At any time prior to
               -----------------------------------------
               an Escrow Release Date, the Purchaser may deliver to the Escrow Agent a certificate (an "Escrow Claim Certificate") signed by an officer, director, legal counsel or other mandatary of the
               Purchaser: (A) stating that the Company, the Purchaser or SFBC has paid or accrued or anticipates that it will have to pay or accrue Claims or Liabilities by reason of the breach by any or all of the Vendors of any representation, warranty, covenant or agreement of Vendors contained in the Purchase Agreement in accordance with the terms and conditions of the Purchase Agreement, and (B) specifying in reasonable detail the Vendors that are the subject of the Claim, the individual items of claims included in the amount so stated, the date each such item was paid or accrued, or the basis for such anticipated Claim or Liability, and the nature of the misrepresentation, breach of warranty or claim to which such item is related, together with a copy of the notices respecting such Claim or Liability given by the Purchaser to the Vendors' Representatives under the Purchase Agreement. At the time of delivery of any Escrow Claim Certificate to the Escrow Agent by the Purchaser, a duplicate copy of such Escrow Claim Certificate shall be delivered to the Vendors' Representatives. At any time following receipt of any such Escrow Claim Certificate, the Vendors' Representatives may sign and deliver to the Escrow Agent and the Purchaser a certificate confirming such Claims (a "Confirmation Certificate"). In the event that at least two of the Vendors' Representatives wish to dispute the Claim contained in the Escrow Claim Certificate, such Vendors' Representatives shall deliver a notice to the Escrow Agent and the Purchaser prior to the expiration of the 20 day period beginning on the date of the Escrow Claim Certificate indicating their objection thereto (an "Objection Notice"). If the Escrow Agent and the Purchaser have not received an Objection Notice prior to the expiration of such 20 day period, the Vendors'

               Representatives shall be deemed to have delivered a Confirmation Certificate on the last date of such period in respect of the applicable Escrow Claim Certificate.

          3.2  Resolution of Conflicts and Arbitration
               ---------------------------------------

               (a) In the event that any Objection Notice is delivered in response to any Escrow Claim Certificate, the Vendors' Representatives and the Purchaser shall attempt in good faith to resolve the dispute and agree upon an appropriate amount to settle the outstanding Claim. If such an agreement is reached, the Vendors' Representatives and the Purchaser shall each sign a Confirmation Certificate setting out the agreed amount of the Claim (which may be less than the amount set out in the Escrow Claim Certificate) and promptly deliver a copy of such Confirmation Certificate to the Escrow Agent.

               (b) If no such agreement can be reached within 30 days of the date of the Objection Notice, either the Vendors' Representatives or the Purchaser may demand arbitration of the matter by written notice to the other. Upon any such arbitration demand, the outstanding dispute shall be settled by arbitration conducted by three arbitrators. The Vendors' Representatives and the Purchaser shall each select one arbitrator within 15 days of the arbitration demand notice date, and the two arbitrators so selected shall select a third arbitrator (and any party failing to name an arbitrator within such 15 day period shall forfeit its right to do so). The arbitrators shall set a limited time period and establish procedures designed to reduce the cost and time for discovery while allowing the Vendors' Representatives, on behalf of the Vendors, and the Purchaser an opportunity, adequate in the sole judgement of the arbitrators, to discover relevant information from the opposing parties about the subject matter of the dispute. The arbitrators shall rule upon motions to compel or limit discovery and shall have the authority to impose sanctions, including attorneys fees and costs, to the same extent as a court of competent law or equity, should the arbitrators determine that discovery was sought without substantial justification or that discovery was refused or objected to without substantial justification. Unless otherwise agreed by both the Vendors' Representatives and the Purchaser, the arbitration proceedings shall be conducted in such a manner so as to provide for a final decision within not more than 60 days from the date of the arbitration demand notice. The decision of a majority of the three arbitrators as to the validity and amount of any Claim in such arbitration award shall be binding and conclusive upon the Parties. Such decision shall be written and shall be supported by written findings of fact and conclusions which shall set forth the award, judgment, decree or order awarded by the arbitrators (the "Arbitration Decision"). The Vendors' Representatives and the Purchaser shall each sign a Confirmation Certificate setting out the final amount of the Claim as determined by such arbitration and promptly provide a copy of such Confirmation Certificate to the Escrow Agent. If the Vendors' Representatives and/or the Purchaser fail to sign such Confirmation Certificate within 10 days of the Arbitration Decision, the Arbitration Decision may be used by the Parties as a Confirmation Certificate for the Escrow Claim Certificate in
          question. Any Arbitration Decision shall be homologated in accordance with Articles 946 to 946.6 of the Quebec Code of Civil Procedure.

     (c) Judgment upon any award rendered by the arbitrators may be entered in any court having jurisdiction. Any such arbitration initiated by the Vendors' Representatives, on behalf of the Vendors, or by the Purchaser shall be held in Montreal, Quebec and all such arbitrations shall be held in accordance with the provisions of the Quebec Code of Civil Procedure. The arbitrators may in their discretion determine whether the fees and expenses of the arbitration, including without limitation the fees of each arbitrator and the reasonable fees and expenses of legal counsel, shall form part of their award (and thereby be, in effect, charged to one side of the dispute).

4.   ESCROW RELEASE

4.1  Payment of Claim - The Escrow Agent shall be required to pay to the
     ----------------
     Purchaser, the Company or SFBC (as directed by the Purchaser) the amount of any Claim together with any interest thereon at the Rate from the Escrow Fund within 5 days of receipt of (a) a Confirmation Certificate in respect of such Claim or (b) an Arbitration Decision.

4.2  Release of the Remaining Escrow Fund - On each Escrow Release Date, the
     ------------------------------------
     Escrow Agent shall disburse from the Escrow Fund to the Vendors' Representatives (in trust for distribution to all of the Vendors in accordance with their pro rata shares as set forth in Schedule 1), the Release Amount for that particular Escrow Release Date less (i) the Vendors' share of the Escrow Agent's fees and expenses as set forth in
     Section 9.1 of this Agreement; (ii) all amounts disbursed by the Escrow Agent in respect of Claims to the Purchaser, the Company or SFBC prior to such Escrow Release Date (excluding amounts deducted from Release Amounts on previous Escrow Release Dates in respect of Claims made by the Purchaser), and (iii) the aggregate value of all Escrow Claim Certificates received prior to such Escrow Release Date which have not been completely resolved (a) either by payment to the Purchaser, the Company or SFBC under this Agreement (pursuant to a Confirmation Certificate or Arbitration Decision) or (b) by the delivery of a Confirmation Certificate or Arbitration Decision dismissing or rejecting the Claim in question.

4.3  Form and Allocation of Escrow Release - All payments to the Purchaser, the
     -------------------------------------
     Company or SFBC from the Escrow Fund shall be paid from the Escrow Fund on behalf of the Vendors subject to the Claim in question pro rata to the amount of each such Vendor's Individual Escrow Amount and, on behalf of such Vendor, in the same proportion of cash to SFBC Shares as such Vendor made its deposit in the Escrow Fund. For example, if a Vendor's Individual Escrow Amount was deposited in the Escrow Fund 50% in cash and 50% in SFBC Shares, then all payments from the Escrow Fund in respect of Claims against such Vendor shall be satisfied 50% in cash and 50% in SFBC Shares. When a Claim will be satisfied (in whole or in part) in SFBC Shares, such Claim shall be satisfied by the remittance to the Purchaser, the Company or SFBC (as the Purchaser directs) of the appropriate number of Escrowed SFBC Shares. Such number of Escrowed SFBC Shares shall be determined assuming a value of each

     Escrowed SFBC Share equal to the SFBC Share Price (without regard to any increase or decrease in the price of SFBC Shares since the date of Closing). Where all Vendors are subject to a Claim, all payments received by the Purchaser, the Company or SFBC from the Escrow Agent from the Escrow Fund shall be deemed paid on behalf of each of the Vendors pro rata to their respective Individual Escrow Amounts and in the same form and proportion of cash to SFBC Shares that each Vendor deposited its Individual Escrow Amount in the Escrow Fund. All payments to the Vendors on an Escrow Release Date from the Escrow Fund shall be made by the Escrow Agent to the Vendors' Representatives (on behalf of all the Vendors) in the same form and proportion of cash to SFBC Shares as such Vendor deposited its Individual Escrow Amount in the Escrow Fund. For example, (i) a Vendor that deposited its Individual Escrow Amount only in cash, shall receive, when entitled to hereunder, from the Escrow Fund any payment only in cash, (ii) a Vendor that deposited its Individual Escrow Amount 70% in cash and 30% in SFBC Shares, shall receive, when entitled to hereunder, any payment from the Escrow Fund, in the form of 70% cash and 30% SFBC Shares. The portion so disbursed on a Release Date to the Vendors' Representatives in SFBC Shares is referred to herein as the "SFBC SHARE PORTION". The SFBC Share Portion shall be determined on the basis of an assumed and deemed value of the SFBC Shares that is equal to the SFBC Share Price (namely US$17.51 per SFBC Share converted at a rate of exchange of Canadian dollars into U.S. dollars of 0.6269) and without regard to any increase or decrease in the value of the SFBC Shares since the Closing Date.

5.   ESCROW RELEASE DATE

5.1 Subject to the requirements set forth in this Agreement, the Escrow Fund shall remain in existence immediately following the Closing Time and shall terminate at 5:00 p.m. on the last Escrow Release Date.

5.2 If on the final scheduled Escrow Release Date there shall remain any unresolved Claims represented by any Escrow Claim Certificates which have been delivered where no corresponding Confirmation Certificate or Arbitration Decision has been delivered or is deemed to have been delivered, that Escrow Release Date shall be extended as required until the date of delivery or deemed delivery of such Confirmation Certificate or Arbitration Decision and any payment required thereunder to the Purchaser, the Company or SFBC has been made; provided, however, that no new Escrow Claim Certificate shall be delivered by the Purchaser following the final scheduled Escrow Release Date.

6.   STATUS OF ESCROW FUNDS

6.1 The Escrow Agent shall hold and safeguard the Escrow Fund as agent for and on behalf of the Vendors in accordance with the terms of this Agreement during the period that the Escrow Fund remains in existence, and shall hold and dispose of the Escrowed SFBC Shares and Cash Deposits comprising the Escrow Fund only in accordance with the terms hereof. The registered holders of the Escrowed SFBC Shares held in the Escrow Fund shall be treated as the owners of the Escrowed SFBC Shares for all purposes, subject to the terms of this Agreement and the Purchase Agreement.

     Notwithstanding the previous sentence, while the Escrow Fund remains in existence, each of the Vendors agrees that neither it nor any of its Affiliates or associates will sell, offer to sell, pledge, hypothecate, contract to sell, sell any option or contract to purchase or otherwise enter into any swap or arrangement (a monetization arrangement) which has the effect of transferring all or any portion of the economic benefits of ownership of the Escrowed SFBC Shares.

6.2 Any Escrowed SFBC Shares or other equity securities issued or distributed in respect of the Escrowed SFBC Shares (including in each case shares issued upon a stock split) (collectively, "NEW SHARES") then held in the Escrow Fund shall be added thereto and shall remain held in escrow therein for all purposes of this Agreement until the appropriate Escrow Release Date. All cash dividends, if any, paid on Escrowed SFBC Shares shall be paid on all Escrowed SFBC Shares held in the Escrow Fund and shall remain held in escrow therein in accordance with this Agreement until the last Escrow Release Date.

6.3 At any time, and from time to time, from the first Escrow Release Date, each Vendor, provided it shall have given the Purchaser a prior 30 day written notice to this effect, shall have the option to substitute cash for Escrowed SFBC Shares then held by the Escrow Agent on behalf of such Vendor in the Escrow Fund. Such cash for Escrowed SFBC Share substitution shall be effected by the Escrow Agent on the basis of an assumed value of each Escrowed SFBC Share equal to the SFBC Share Price only upon receipt by the Escrow Agent of a certified cheque or bank draft in the amount of the cash required to effect the substitution. Any cash deposited under this Section shall form part of the Escrow Fund and of the Hypothecated Property (as defined hereinafter) and be subject to all of the terms and conditions of this Agreement. Notwithstanding anything to the contrary herein, the cash for Escrowed SFBC Share substitution contemplated above shall be permitted only in respect of minimum tranches of $5,000.

6.4 Each registered holder of Escrowed SFBC Shares held in the Escrow Fund shall have all voting and other contractual rights and obligations with respect to such Escrowed SFBC Shares (and any New Shares having voting rights) for so long as such Escrowed SFBC Shares or other voting securities are held in the Escrow Fund, provided, however, that no such action shall be taken which would impair the effectiveness of the Escrow Fund or of any hypothec granted to the Purchaser under Section 7 or the value of the Escrowed SFBC Shares or which would be inconsistent with or violate the provisions of this Agreement or the Purchase Agreement. Upon the occurrence of an Event of Default (as defined hereinafter) with respect to a hypothec granted by a Grantor to the Purchaser under Section 7, all voting rights attaching to the Escrowed SFBC Shares or other shares forming part of the Hypothecated Property (as defined hereinafter) shall be immediately exercised by the Purchaser or its nominee, and all dividends, distributions and other money payments and dividends in specie or in respect of the Hypothecated Property shall be paid to and retained by the Purchaser.

7.   HYPOTHEC

7.1  Hypothec - As continuing collateral security for the performance of all of
     --------
     the obligations of each Vendor (other than Sofinov) in favour of the Purchaser under Section 10 of the Purchase Agreement, subject to the procedures set forth in this Agreement (all such obligations hereinabove referred to in this Section 7.1 being herein collectively referred to as the "OBLIGATIONS"), each Vendor other than Sofinov (a "GRANTOR"), hereby hypothecates and charges in favour of the Purchaser, with effect as and from the date of this Agreement, for a principal sum consisting of 125% of each such Grantor's respective Individual Escrow Amount, with interest thereon at the rate of twenty-five percent (25%) per annum, all of its right, title and interest, present and future, in and to its Escrowed SFBC Shares and the Cash Deposits (including those made in substitution of Escrowed SFBC Shares under Section 6.3 above) made by such Grantor into the Escrow Fund (such Escrowed SFBC Shares and Cash Deposits being herein referred to as the "Assets"), together with all present and future:

          7.1.1 receivables, sums of money and other claims arising from or related to deposits of all or any portion of the Cash Deposits into any savings or other accounts maintained with any bank or other financial institution together with all interest earned thereon;

          7.1.2 certificates of deposit, bonds, debentures, notes, bills of exchange, titles of indebtedness purchased with the whole or any portion of the Cash Deposits and held by the Escrow Agent together with all income therefrom, interest and dividends thereon, and all accretions, substitutions, renewals, additions or replacements thereto;

          7.1.3 rights attached to the Escrowed SFBC Shares and all fruits and revenues of the Assets, including the capital thereof, income therefrom, interest and dividends thereon, accretions thereto and any other proceeds thereof, including proceeds of redemption;

          7.1.4 properties, shares, rights, instruments, options or any other instrument or title issued or received in substitution, renewal, addition or replacement of any of the Escrowed SFBC Shares or issued or received on the purchase, redemption, conversion, cancellation or transformation of any of the Escrowed SFBC Shares or received by dividend or otherwise;

          7.1.5 proceeds of any sale, assignment or other disposition of the Escrowed SFBC Shares, any claim resulting from such a sale, assignment or other disposition, as well as any property acquired in replacement thereof (it being understood that this Section shall not be interpreted as permitting Vendors to dispose of the property hypothecated herein in contravention of the provisions of this Agreement or the Purchase Agreement); and

          7.1.6 title documents, records, receipts, invoices and accounts evidencing the property hypothecated hereunder or relating hereto

                    (the Assets and the other property described above are herein collectively called the "HYPOTHECATED PROPERTY").

7.2  Escrow Agent to hold the Hypothecated Property on behalf of the Purchaser -
     -------------------------------------------------------------------------
     The Purchaser, the Escrow Agent and each Grantor recognize that, pursuant to this Agreement, all original shares, certificates, instruments and other documents evidencing or representing the Escrowed SFBC Shares were delivered to the Escrow Agent along with the Cash Deposit. The Purchaser, the Escrow Agent and each Grantor acknowledge and agree that, as and from the date hereof, the Escrow Agent, shall, in addition to holding the Assets for all purposes set forth in this Agreement with respect to the Escrow Fund, take delivery and hold the remainder of the Hypothecated Property for the benefit of the Purchaser as security for the obligations secured by the hypothecs created hereunder. Each Grantor further agrees to deliver to the Escrow Agent, original shares, certificates, instruments or other documents evidencing or representing all other Hypothecated Property within 5 days after such Grantor's receipt thereof.

7.3  Grantor to Advise the Purchaser - Each Grantor shall inform the Purchaser
     -------------------------------
     on a timely basis of any event or circumstance of the nature referred to in
     Section 7.1 and shall execute and deliver all such transfers, deeds, documents and other assurances as may in the reasonable opinion of the Purchaser be necessary or desirable to subject the Escrowed SFBC Shares, securities or other proceeds referred to herein to the security constituted hereby.

7.4  Representations and warranties of Grantors - Each Grantor hereby represents
     ------------------------------------------
     and warrants to and in favour of the Purchaser that:

          7.4.1 it is the absolute owner of Hypothecated Property by good and valid title, free and clear of all Encumbrances and that the hypothecs herein granted are first ranking hypothecs on the Hypothecated Property;

          7.4.2 it has not ceded, assigned, transferred or set over its rights, interest and benefits in the Hypothecated Property to any person nor has it performed any act or executed any other instrument which might prevent the Purchaser from exercising its rights under this Agreement or which would limit the Purchaser in any such rights.

7.5  Encumbrances -Each Grantor shall not create or suffer to exist any
     ------------
     hypothec, charge, pledge, priority, prior claim or other Encumbrance on the Hypothecated Property or any part thereof, or any other right whether or not published, capable of defeating or ranking prior to the rights conferred by this Agreement including, without limitation, those set forth in this Section 7.

7.6  Registration and Consent - Each Grantor hereby consents to the registration
     ------------------------
     of the hypothec granted pursuant to this Section 7 on the Register of Personal and Movable Real Rights (the "REGISTER") and authorizes the Purchaser and its representatives, agents and legal counsel to register all of the necessary forms, as well as any other required document which may be required in order to register the hypothec in the Register, at the Purchaser's own expense.

7.7  Default and Enforcement
     -----------------------

          7.7.1 EFFECTS - Each of the following events shall constitute an event of default (each hereinafter called "EVENT OF DEFAULT") with respect to the hypothecs granted under this Section 7:

                 7.7.1.1 if a Grantor gives a notice of intention to make a proposal to or makes a proposal to its creditors or makes an assignment for the benefit of its creditors, or becomes insolvent or bankrupt or if any action is commenced or notice given with a view to rendering or declaring a Grantor insolvent or bankrupt; or

                 7.7.1.2 if any action is taken or notice given by or against a Grantor with a view to the winding up, liquidation, reorganization or relief or protection from creditors of a Grantor including under the Bankruptcy and Insolvency Act (Canada) or the Companies' Creditors Arrangement Act (Canada); or

                 7.7.1.3 if any creditor of a Grantor commences any action or gives any notice with a view to exercising any rights or remedies on or with respect to the Hypothecated Property, including by way of seizure, prior notice, notice of crystallization, taking possession or otherwise, or if a sequestrator is appointed; or

                 7.7.1.4 the failure of a Grantor to comply with any of its respective obligations or undertakings under Section 10 of the Purchase Agreement, subject to the procedures set forth in this Agreement.

          7.7.2 Upon the occurrence of an Event of Default, the security hereby constituted shall become enforceable against the defaulting Grantor and the Purchaser may exercise, at its discretion, without restriction or other prior notice except those required by law, all rights and recourses to which they are entitled in virtue of the present Agreement and by law. In addition, the Escrow Agent shall immediately thereafter deliver to the Purchaser all original shares, certificates, instruments and other documents evidencing or representing the Escrowed SFBC Shares of such Grantor.

7.8  Further Assurances - In the event that the security created under this
     ------------------
     Section 7 shall have become enforceable and the Purchaser shall have determined or become bound to enforce the same pursuant to Section 7.7.2 of this Agreement, each Grantor will, from time to time, execute and do all such assurances and things as the Purchaser may reasonably require for facilitating the realization of the Hypothecated Property and for exercising all the powers, authorities and discretions hereby conferred upon the Purchaser, or conferred upon it by law and for confirming to any purchaser of the

     Hypothecated Property or any part thereof, the title to the property so sold to the extent of the Grantor's interest therein, and such Grantor will give all notices and directions which the Purchaser may reasonably consider expedient.

7.9  Release of Hypothecs - The hypothecs created under this Section 7 shall
     --------------------
     remain in force throughout the existence of the Escrow Fund. Notwithstanding the foregoing, the Purchaser covenants that SFBC Shares for which cash is substituted under Section 6.3 hereof shall be released from the applicable hypothec created under this Section 7. Furthermore, notwithstanding anything herein to the contrary, the Purchaser further covenants that Escrowed SFBC Shares and Cash Deposits that are released from the Escrow Fund pursuant to Section 4 hereof shall also be released from the applicable hypothec granted pursuant to this Section 7.

8.   ESCROW AGENT'S DUTIES

8.1 The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth in this Agreement, and as set forth in any additional written escrow instructions which the Escrow Agent may receive after the date of this Agreement which are signed by the Vendors' Representatives and the Purchaser, and no implied duties or obligations shall be read into this Agreement against the Escrow Agent. For greater certainty, the Escrow Agent shall have no liability or responsibility arising under any other agreement, including any agreement referred to in this Agreement, to which the Escrow Agent is not a party. The Escrow Agent may act and rely and shall be protected in acting and relying or refraining from acting on any instrument, instruction, notice or other document reasonably believed to be genuine and to have been signed or presented by the proper Party or Parties, not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and accuracy of any information therein contained, which it in good faith believes to be genuine. The Escrow Agent shall not be liable for any act done or omitted hereunder as Escrow Agent while acting in good faith and in the exercise of reasonable judgment, and any act done or omitted pursuant to the advice of counsel shall be conclusive evidence of such good faith.

8.2 The Escrow Agent is hereby expressly authorized to disregard any and all warnings of judicial proceedings or similar actions given by any of the Parties or by any other person, excepting only orders or process of courts of law, and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree of any court, the Escrow Agent shall not be liable to any of the Parties or to any other person by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

8.3 The Escrow Agent shall not be liable in any respect on account of the identity, authority or rights of the Parties executing or delivering or purporting to execute or deliver this Agreement or any documents or papers deposited or called for hereunder.

8.4 The Escrow Agent shall not be liable for the expiration of any rights under any statute of limitations with respect to this Agreement or any documents deposited with the Escrow Agent.

8.5 In performing any duties under this Agreement, the Escrow Agent shall not be liable to any Party for damages or expenses, except for gross negligence or willful misconduct on the part of the Escrow Agent. The Escrow Agent shall not incur any such liability for (A) any act or failure to act made or omitted in good faith, or (B) any action taken or omitted in reliance upon any instrument, instruction, notice or other document, including any written statement of affidavit provided for in this Agreement that the Escrow Agent shall in good faith believe to be genuine, nor will the Escrow Agent be liable or responsible for forgeries, fraud, impersonations, or determining the scope of any representative authority. In addition, the Escrow Agent may retain and consult with legal counsel in connection with the Escrow Agent's duties under this Agreement and shall be fully protected in any act taken, suffered, or permitted by him/her in good faith in accordance with the advice of counsel. The Purchaser shall pay or reimburse the Escrow Agent for any reasonable fees, expenses or disbursements of such counsel. The Escrow Agent is not responsible for determining and verifying the authority of any person acting or purporting to act on behalf of any party to this Agreement.

8.6 If any controversy arises between the Parties, or with any other person, concerning the subject matter of the Purchase Agreement or this Agreement, its terms or conditions, the Escrow Agent will not be required to determine the controversy or to take any action regarding it. The Escrow Agent may hold the Escrow Fund and may wait for settlement of any such controversy by final appropriate legal proceedings or other means as, in the Escrow Agent's discretion, the Escrow Agent may be required, despite what may be set forth elsewhere in this Agreement. In such event, the Escrow Agent will not be liable for damages. Furthermore, the Escrow Agent may at its option, at the expense of the Purchaser and the Vendors, file an action of interpleader requiring the parties involved in the controversy to answer and litigate any claims and rights among themselves. The Escrow Agent is authorized to deposit with the clerk of the court the Cash Deposit and all documents and certificates representing Escrowed SFBC Shares held in escrow. Upon initiating such action, the Escrow Agent shall be fully released and discharged of and from all obligations and liability imposed by the terms of this Agreement, including the duty to hold the Hypothecated Property for the benefit of the Purchaser pursuant to Section 7.2.

8.7 The Parties and their respective successors and assigns agree jointly and severally to indemnify and hold the Escrow Agent harmless against any and all claims, damages, liabilities and expenses, including reasonable costs of investigation, counsel fees, and disbursements that may be imposed on the Escrow Agent or incurred by the Escrow Agent in connection with the performance of its duties under this Agreement, including but not limited to any litigation arising from this Agreement or involving its subject matter, such indemnity to be satisfied by the Purchaser and the Vendors. This right of indemnification shall survive the termination of this Agreement and the resignation or removal of the Escrow Agent. The costs and expenses of enforcing this right of indemnification shall also be paid by the Purchaser and the Vendors.

8.8 The Escrow Agent may be removed from time to time by the Purchaser or the Vendors' Representatives upon not less than 30 days prior written notice (the "REMOVAL DATE"). The Escrow Agent may resign at any time upon giving at least 30 days written notice to the Purchaser and the Vendors (the "RESIGNATION DATE"); provided, however, that no such resignation or removal shall become effective until the appointment of a successor escrow agent which shall be accomplished as follows: the Vendors' Representatives and the Purchaser shall use their best efforts to mutually agree on a successor escrow agent within 30 days after receiving such notice. If the Vendors' Representatives and the Purchaser fail to agree upon a successor escrow agent within such time, the Purchaser shall have the right to appoint a successor escrow agent authorized to do business in the Province of Quebec, Canada. Failing appointment of a successor escrow agent within 30 days of the Removal Date or the Resignation Date, the Escrow Agent shall apply to the Quebec Superior Court for the appointment of a successor escrow agent at the Purchaser and the Vendors' expense. The successor escrow agent shall execute and deliver an instrument accepting such appointment and it shall, without further acts, be vested with all the estates, properties, rights, powers, and duties of the predecessor escrow agent as if originally named as escrow agent, including the duty to hold the Hypothecated Property for the benefit of the Purchaser pursuant to Section 7.2 of this Agreement. Upon such appointment of a successor escrow agent, the Escrow Agent shall be discharged from any further duties and liability under this Agreement. Any successor escrow agent appointed under the terms hereof shall be a trust company authorized to do business as such in the Province of Quebec.

9.   ESCROW AGENT FEES

9.1 The Purchaser and the Vendors hereby agree to pay the Escrow Agent on an annual basis as set forth below its usual remuneration for its services hereunder and will reimburse the Escrow Agent for any and all expenses and disbursements, including legal fees, expenses and disbursements incurred in the discharge of its duties under this Agreement. All Escrow Agent Fees and expenses shall be paid or reimbursed as follows: Purchaser (50%) and the Vendors (50%). All Escrow Agent fees and expenses, as described in Schedule 2 hereof, shall be payable by the Purchaser and the Vendors on the Escrow Release Dates, and, in the case of the Vendors, shall be paid out of the Release Amount for that particular Escrow Release Date, as set forth in
     Section 4.2 of this Agreement. In the event that a Release Amount on any Escrow Release Date is insufficient to pay the Vendors' share of the Escrow Agent fees and expenses payable on such Escrow Release Date, the Escrow Agent shall submit an invoice for such fees and expenses to the Vendors.

10.  TERMINATION AND AMENDMENT

10.1 This Agreement shall not be revoked, rescinded or modified as to any of its terms and conditions except by consent in writing assented to by the Escrow Agent and signed by all other Parties.

10.2 This Agreement shall terminate upon the release by the Escrow Agent from escrow of all of the Escrowed SFBC Shares and cash from the Escrow Fund in accordance with the terms hereof.

10.3 This Agreement may be amended with or without the approval of the Escrow Agent for the purpose of evidencing the succession to the Escrow Agent of another escrow agent and the transfer to and assumption by any such successor of the rights, privileges and obligations of the Escrow Agent hereunder.

11.   NOTICE

11.1  Notices - All notices and other communications required or permitted
      -------
      hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (a) upon delivery, if delivered by hand, (b) 5 Business Days after the Business Day of deposit with a nationally recognized courier for overnight delivery, freight prepaid, (c) one Business Day after the Business Day of facsimile transmission, if delivered by facsimile transmission with copy by first class mail, postage prepaid, or (d) 5 Business Days after the Business Day of mailing by first class mail, postage prepaid; and shall be addressed to the address set forth below (or at such other address as a Party may designate by 15 days advance written notice to the other Party pursuant to the provisions above):

          1.   if to the Purchaser, to:

          SFBC Canada, Inc.
          c/o SFBC International, Inc.
          11190 Biscayne Boulevard
          Miami, Florida 33181

          Attention:   CEO
          ---------

          Fax:         (305) 895-8616

          with a copy to:

          Osler, Hoskin & Harcourt LLP
          800 Rene-Levesque Boulevard West
          Suite 800
          Montreal, Quebec
          H3B 1X9

          Attention:   Shahir Guindi
          ---------

          Fax:         (514) 904-8101

          2. in the case of the Vendors, to each of the Vendors' Representatives as follows:

          Marc LeBel
          2050 Rene-Levesque Boulevard West
          Sainte-Foy, Quebec
          G1V 2K8

          Fax:           (418) 688-5264

          and

          Maurice Provencher
          2201 Chemin St-Louis
          Apt. 704
          Sillery, Quebec
          G1T 1P9


          Fax:           (418) 527-8333

          and

          Sofinov Societe Financiere d'Innovation Inc.
          1801 McGill College
          13/th/ Floor
          Montreal, Quebec
          H3A 2N4

          Attention:     President
          ---------

          Fax:           (514) 847-2628

     3.   If to the Escrow Agent, to:

          The Trust Company of Bank of Montreal
          630 Rene-Levesque Boulevard West
          Suite 3200
          Montreal, Quebec
          H3B 1S6

          Attention: Ghislain Roux
          ---------

          Fax:           (514) 877-7318

12.  ESCROW AGENT

12.1 In order to permit the Escrow Agent to carry out its obligations hereunder the other Parties hereby specifically authorize and direct the Escrow Agent to make the stipulated payments or to take the stipulated actions in accordance with the provisions of this Agreement.

12.2 The Escrow Agent shall maintain accurate books, records and accounts of the transactions effected or controlled by the Escrow Agent hereunder (including, for each particular Vendor) and the receipt, investment, reinvestment and disbursement of the Escrow Fund, and shall provide to the Purchaser and the Vendors' Representatives records and statements thereof periodically upon request.

12.3 In the exercise and discharge of it rights and duties hereunder, the Escrow Agent shall act honestly and in good faith with a view to the best interests of the persons having an interest in the Escrow Fund and shall exercise that degree of care, diligence and skill that a reasonably prudent escrow agent would exercise in comparable circumstances. The Escrow Agent shall not be relieved from liability for its own negligent action, negligent failure to act or fraud. The Escrow Agent shall incur no liability for any diminution in the value of the Escrow Fund.

12.4 The Escrow Agent hereby accepts the covenants, trusts and obligations in this Agreement declared and provided for and agrees to perform the same upon the terms and conditions hereinbefore set forth and to hold and exercise the rights, privileges and benefits conferred upon it hereby in trust for the benefit of the persons having an interest in the Escrow Fund.

12.5 The Escrow Agent represents that at the time of the execution and delivery hereof no material conflict of interest exists in the Escrow Agent's role as an escrow agent hereunder (including as holder of the Hypothecated Property for the benefit of the Purchaser) and agrees that in the event of a material conflict of interest arising hereafter it shall, within 30 days after ascertaining that it has such a material conflict of interest, either eliminate such conflict or resign as Escrow Agent hereunder. In the event of such a conflict of interest, the Escrow Agent may seek directions from (and determine not to act pending the receipt of such directions from) the Quebec Superior Court and shall incur no liability whatsoever in such circumstances for such inaction.

12.6 The Escrow Agent may in its personal or any other capacity invest in, lend on, deal in and hold securities of any of the other Parties, and generally may contract with the other Parties and any of their affiliates without being liable to account for any profit or gain realized thereby.

13.   GENERAL

13.1  Vendors' Representatives
      ------------------------

      Without limiting the generality of the Purchase Agreement, the Vendors hereby appoint Mr. Marc LeBel, Mr. Maurice Provencher and Sofinov (collectively, the "VENDORS' REPRESENTATIVES") as their representatives and mandataries hereunder and expressly agree that (i) all the Vendors shall be bound by any action taken or document signed and delivered by all of the Vendors' Representatives (or by any two of them in certain circumstances as provided in Section 3.1 of this Agreement), in such capacity and on behalf of all the Vendors, including any notice, consent or approval required or permitted to be given, in connection with this Agreement, and
      (ii) the Purchaser and the Escrow Agent shall be entitled to rely on any action taken or document signed and delivered by all of the Vendors' Representatives (or by any two of them in certain circumstances as provided in Section 3.1 of this Agreement), in such capacity and on behalf of all the Vendors.

      The Vendors may, at any time, replace any or all of the Vendors' Representatives, or reduce or increase their number, as the case may be, by giving to the Purchaser or SFBC, to the Escrow Agent and to the Vendors' Agent, a written notice of such change (indicating the name and address of any new Vendors' Representative) signed by Vendors who held a majority of the voting Purchased Shares immediately prior to the Closing Date.

13.2  Governing Law and Attornment
      ----------------------------

      (a) This Agreement was negotiated in the Province of Quebec and executed and delivered by the Parties in the Province of Quebec, which province the Parties agree has a substantial relationship to the Parties and to the underlying transaction embodied hereby, and in all respects, including, without limiting the generality of the foregoing, matters of construction, validity and performance, this Agreement and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the Province of Quebec applicable to contracts made and performed in such province and any applicable law of Canada (without regard to principles of conflict laws). The Parties each hereby unconditionally and irrevocably waive any claim to assert that the law of any other jurisdiction governs this Agreement.

      (b) For the purpose of all legal proceedings, this Agreement will be deemed to have been performed in the Province of Quebec and the courts of the Province of Quebec will have jurisdiction to entertain any action arising under this Agreement. The Parties each hereby attorn to the jurisdiction of the courts of the Province of Quebec located in the City of Montreal.

13.3  Agreement Binding - This Agreement will enure to the benefit of and be
      -----------------
      binding upon each of the Parties and their successors and permitted assigns. This Agreement may not be assigned by any Party without the prior consent in writing of all other Parties, not to be unreasonably withheld or delayed.

13.4  Severability - If any clause or part thereof in this Agreement shall be
      ------------
      illegal, it shall be considered separate and severable from this Agreement and the remaining provisions shall remain in full force and effect and shall be binding upon the Parties as though the said clause or part thereof had never been included, providing that this Agreement as thus modified remains operable.

13.5  Counterparts - This Agreement and any amendment, supplement, restatement
      ------------
      or termination of any provision of this Agreement may be executed and delivered in any number of counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

13.6 No act, omission, delay, acquiescence or course of conduct on the part of any of the Parties, other than a specific written instrument, shall constitute a waiver of or consent to any breach or default by the other Party or Parties, as the case may be.

13.7 Each of the Parties shall do or cause to be done all such acts and things and shall execute or cause to be executed all such documents, agreements and other instruments as may reasonably be necessary or desirable for the purpose of carrying out the provisions and intent of this Agreement.

13.8 The Parties confirm that it is their wish that this Agreement, as well as any other documents relating to this Agreement, including notices, schedules and authorizations, have been and shall be drawn up in the English language only. Les signataires confirment leur volonte que la presente convention, de meme que tous les documents s'y rattachant, y compris tout avis, annexe et autorisation, soient rediges en anglais seulement.

IN WITNESS WHEREOF the Parties have executed this Agreement as of the date first written above.



                                        SFBC CANADA, INC.

                                        By: /s/ David Natan
                                            ------------------------------------
                                            David Natan
                                            President and Secretary



                                        THE TRUST COMPANY OF BANK OF MONTREAL

                                        By: /s/ Ghislain Roux
                                            ------------------------------------
                                            Ghislain Roux
                                            Director, Trust Services


                                            /s/ Serge Tanguay
                                            ------------------------------------
                                        By: Serge Tanguay
                                            Manager, Trust


                                        SOFINOV SOCIETE FINANCIERE
                                        D'INNOVATION INC.


                                        By: /s/ Julie Tremblay
                                            ------------------------------------
                                            Julie Tremblay



                                        By: /s/ Pierre Cantin
                                            ------------------------------------
                                            Pierre Cantin



                                        GESTION M&D PROVENCHER INC.


                                        By: /s/ Maurice Provencher
                                            ------------------------------------
                                            Maurice Provencher
                                            President

                                        FREGICO INC.


                                        By: /s/
                                            ------------------------------------
                                            Julien Dufour
                                            President



                                        GESTION MARC LEBEL INC.


                                        By:/s/
                                            ------------------------------------
                                            Marc LeBel
                                            President


                                            /s/
                                            ------------------------------------
                                            MARC LEBEL


                                            /s/
                                            ------------------------------------
                                            FRANCOIS VALLEE


                                            /s/
                                            ------------------------------------
                                            JEAN MARIER



                                            /s/
                                            ------------------------------------

                                        ROBERT GOYER




                                        /s/
                                        ------------------------------------
                                        SERGE CARRIERE



                                        /s/
                                        ------------------------------------
                                        GUYLAINE PERRON



                                        /s/
                                        ------------------------------------
                                        JOHANE B. CHAMPAGNE




                                        /s/
                                        -----------------------------------
                                        STEPHANE MARIN



                                        /s/
                                        ------------------------------------
                                        ERIC MASSON

                                        /s/
                                        ---------------------------------------
                                        NICOLA STEPHAN D'ULISSE



                                        /s/
                                        ---------------------------------------
                                        DENIS HACHE



                                        /s/
                                        ---------------------------------------
                                        JEAN COUTURE

                                  SCHEDULE 1
                                  ----------

                                                                       # of SFBC                           Individual Escrow
Vendors' Names                   Cash Deposit        Share Portion        Shares      Share Certificate         Amount
Sofinov Societe Financiere       $1,303,408.22       $           -                 -                          $ 1,303,408.22
d'Innovation Inc.
--------------------------------------------------------------------------------------------------------------------------------
Gestion M&D Provencher Inc.         668,389.99                   -                 -                              668,389.99
--------------------------------------------------------------------------------------------------------------------------------
Fregico Inc.                        668,389.99                   -                 -                              668,389.99
--------------------------------------------------------------------------------------------------------------------------------
Gestion Marc Lebel Inc.                      -          417,581.43            14,951            SFC 403           417,581.43
--------------------------------------------------------------------------------------------------------------------------------
Marc Lebel                                   -          360,576.30            12,910            SFC 405           360,576.30
--------------------------------------------------------------------------------------------------------------------------------
            [*]                              -          [*]              [*]                [*]                 [*]
--------------------------------------------------------------------------------------------------------------------------------
Jean Marier                         572,905.70/1/                -                 -                              572,905.70
--------------------------------------------------------------------------------------------------------------------------------
Robert Goyer                         20,672.35/2/                -                 -                               20,672.35
--------------------------------------------------------------------------------------------------------------------------------
Serge Carriere                       20,672.35/3/                -                 -                               20,672.35
--------------------------------------------------------------------------------------------------------------------------------
            [*]                              -          [*]              [*]                [*]                 [*]
--------------------------------------------------------------------------------------------------------------------------------
            [*]                              -          [*]              [*]                [*]                 [*]
--------------------------------------------------------------------------------------------------------------------------------
            [*]                              -          [*]              [*]                [*]                 [*]
--------------------------------------------------------------------------------------------------------------------------------
            [*]                              -          [*]              [*]                [*]                 [*]
--------------------------------------------------------------------------------------------------------------------------------
            [*]                              -          [*]              [*]                [*]                 [*]
--------------------------------------------------------------------------------------------------------------------------------
            [*]                              -          [*]              [*]                [*]                 [*]
--------------------------------------------------------------------------------------------------------------------------------
            [*]                              -          [*]              [*]                [*]                 [*]
--------------------------------------------------------------------------------------------------------------------------------
                                 $3,254,438.60       $1,445,740.59            51,763                          $ 4,700,179.19
                              ==================================================================================================

    [*] Confidential portions omitted and filed separately with the Commission.

_______________________

1 Cash Deposit utilized to purchase Guaranteed Investment Certificate of Bank of Montreal bearing number 3222-9025-229 in the amount of $572,905.70 to be held by Escrow Agent pursuant to Section 7.1.2.

2 Cash Deposit utilized to purchase Guaranteed Investment Certificate of Bank of Montreal bearing number 3222-9025-237 in the amount of $20,672.35 to be held by Escrow Agent pursuant to Section 7.1.2.

                                  SCHEDULE 2
                                  ----------


The Escrow Agent fees and expenses which shall be paid on the Escrow Release Dates to the Escrow Agent for its services shall be as follows:

VENDORS' AGENT

For its services performed in the capacity of agent of the Vendors, the Escrow Agent shall be entitled to a set up fee of 7 basis points plus applicable taxes payable at the time the Escrow Agreement is signed or shortly after. The set up fee shall be based on the value of the disbursements at inception and subject to a minimum fee of $30,000. All Vendors' Agent fees and expenses shall be paid or reimbursed as follows: Purchaser (50%) and the Vendors (50%).

ESCROW AGENT

For its services  performed in the capacity of Escrow Agent:

Annual Fee
----------

For the first 2 years, the Escrow Agent shall be entitled to an annual compensation of 70 basis points plus applicable taxes, payable on the anniversary date of the Escrow Agreement. The annual compensation will be based on the market value of the accounts and subject to an aggregate minimum annual fee of $32,000. The charges will be prorated as specified in the Escrow Agreement.

For the following years, the aggregate minimum annual fee will be $15,000.00, plus applicable taxes. The payable date and calculation method will be the same as for the first 2 years.

Special Services
----------------

The Escrow Agent shall be entitled to additional compensation at the hourly rate of $175.00 plus applicable taxes should it be necessary to render services for the administration of the Escrow Agreement that are beyond the scope of those services specifically designated in the Escrow Agreement.

Reimbursement of expenses
-------------------------

The Escrow Agent is to be entitled to reimbursement for all reasonable out-of-pocket expenses incurred in the administration of the Escrow Agreement.



________________________________________________________________________________
3 Cash Deposit utilized to purchase Guaranteed Investment Certificate of Bank of Montreal bearing number 3222-9025-245 in the amount of $20,672.35 to be held by Escrow Agent pursuant to Section 7.1.2.

          THIS DOCUMENT IS A COPY OF SCHEDULE 3.2 PURCHASE PRICE AND
      ESCROW ALLOCATION TO EXHIBIT 10.13 FILED ON APRIL 2, 2002 PURSUANT
                   TO RULE 201 TEMPORARY HARDSHIP EXEMPTION.


                                 SCHEDULE 3.2

                     PURCHASE PRICE AND ESCROW ALLOCATION




See document attached hereto.

Schedule 3.2

                                                                  --------------------------------------------------
                                                                                    Escrow Allocation
------------------------------------------------------------------------------------------------------------------------------------
Vendors' names                                        Total          Cash Portion      Share Portion     # of shares   Total Escrow
                                                 Purchase Price                     (2-year restriction)
------------------------------------------------------------------------------------------------------------------------------------
Sofinov Societe Financiere d'Innovation inc.   $  13,084,886.76    $ 1,303,408.22    $              -              -  $1,303,408.22
------------------------------------------------------------------------------------------------------------------------------------
Gestion M&D Provencher inc.:                       6,709,952.55        668,389.99                   -              -     668,389.99
------------------------------------------------------------------------------------------------------------------------------------
Fregico inc.:                                      6,709,952.55        668,389.99                   -              -     668,389.99
------------------------------------------------------------------------------------------------------------------------------------
Gestion Marc Lebel inc.:                           4,192,090.78                 -          417,581.43      14,951.00     417,581.43
------------------------------------------------------------------------------------------------------------------------------------
Marc Lebel:                                        3,619,731.84                 -          360,576.30      12,910.00     360,576.30
------------------------------------------------------------------------------------------------------------------------------------
[*]                                           [*]                 [*]               [*]                  [*]         [*]
------------------------------------------------------------------------------------------------------------------------------------
Jean Marier:                                       5,751,387.89        572,905.70                   -              -     572,905.70
------------------------------------------------------------------------------------------------------------------------------------
Serge Carriere                                       207,529.24         20,672.35                   -              -      20,672.35
------------------------------------------------------------------------------------------------------------------------------------
Robert Goyer                                         207,529.24         20,672.35                   -              -      20,672.35
------------------------------------------------------------------------------------------------------------------------------------
[*]                                           [*]                 [*]               [*]                  [*]         [*]
------------------------------------------------------------------------------------------------------------------------------------
[*]                                           [*]                 [*]               [*]                  [*]         [*]
------------------------------------------------------------------------------------------------------------------------------------
[*]                                           [*]                 [*]               [*]                  [*]         [*]
------------------------------------------------------------------------------------------------------------------------------------
[*]                                           [*]                 [*]               [*]                  [*]         [*]
------------------------------------------------------------------------------------------------------------------------------------
[*]                                           [*]                 [*]               [*]                  [*]         [*]
------------------------------------------------------------------------------------------------------------------------------------
[*]                                           [*]                 [*]               [*]                  [*]         [*]
------------------------------------------------------------------------------------------------------------------------------------
[*]                                           [*]                 [*]               [*]                  [*]         [*]
------------------------------------------------------------------------------------------------------------------------------------
                                               $  40,483,060.85    $ 3,254,438.60    $     778,157.73      27,861.00  $4,032,596.33
                                             =======================================================================================


[*] Confidential portions omitted and filed separately with the Commission.

                   THIS DOCUMENT IS A COPY OF SCHEDULE 3.7
 ALLOCATION OF PURCHASE PRICE TO EXHIBIT 10.13 FILED ON APRIL 2, 2002 PURSUANT
                   TO RULE 201 TEMPORARY HARDSHIP EXEMPTION.

                                  SCHEDULE 3.7

                          ALLOCATION OF PURCHASE PRICE


See document attached hereto.

Schedule 3.7

                                                            ------------------------------------------------------------------------
                                                                                     Individual Base Amount
------------------------------------------------------------------------------------------------------------------------------------
                                   Shareholding
Vendors' names                    in the Company    %          Total             Share Portion         # of shares     Cash Portion
                                                                              (2-year restriction)
------------------------------------------------------------------------------------------------------------------------------------
Sofinov Societe Financiere
 d'Innovation inc.                  1,365,050       32.3219%   $12,202,119.51  $            -                -       $12,202,119.51
------------------------------------------------------------------------------------------------------------------------------------
Gestion M&D Provencher inc.:          700,000       16.5747%     6,257,267.98               -                -         6,257,267.98
------------------------------------------------------------------------------------------------------------------------------------
Fregico inc.:                         700,000       16.5747%     6,257,267.98               -                -         6,257,267.98
------------------------------------------------------------------------------------------------------------------------------------
Gestion Marc Lebel inc.:              437,330       10.3552%     3,909,272.86    1,172,780.70        41,990.00         2,736,492.16
------------------------------------------------------------------------------------------------------------------------------------
Marc Lebel:                           377,620        8.9413%     3,375,527.91    1,012,658.01        36,257.00         2,362,869.90
------------------------------------------------------------------------------------------------------------------------------------
[*]                                     [*]          [*]       [*]              [*]                  [*]             [*]
------------------------------------------------------------------------------------------------------------------------------------
Jean Marier:                          600,000       14.2069%     5,363,372.55               -                -         5,363,372.55
------------------------------------------------------------------------------------------------------------------------------------
Serge Carriere                         21,650        0.5126%       193,528.36               -                -           193,528.36
------------------------------------------------------------------------------------------------------------------------------------
Robert Goyer                           21,650        0.5126%       193,528.36               -                -           193,528.36
------------------------------------------------------------------------------------------------------------------------------------
[*]                                     [*]          [*]       [*]              [*]                  [*]             [*]
------------------------------------------------------------------------------------------------------------------------------------
[*]                                     [*]          [*]       [*]              [*]                  [*]             [*]
------------------------------------------------------------------------------------------------------------------------------------
[*]                                     [*]          [*]       [*]              [*]                  [*]             [*]
------------------------------------------------------------------------------------------------------------------------------------
[*]                                     [*]          [*]       [*]              [*]                  [*]             [*]
------------------------------------------------------------------------------------------------------------------------------------
[*]                                     [*]          [*]       [*]              [*]                  [*]             [*]
------------------------------------------------------------------------------------------------------------------------------------
[*]                                     [*]          [*]       [*]              [*]                  [*]             [*]
------------------------------------------------------------------------------------------------------------------------------------
[*]                                     [*]          [*]       [*]              [*]                  [*]             [*]
------------------------------------------------------------------------------------------------------------------------------------
                                    4,223,300      100.0000%   $37,751,885.51  $ 2,185,438.71        78,247.00       $35,566,446.80
                                 ===================================================================================================


                                                 ------------------------------------------------------------------
                                                                           Base Share Allocation
------------------------------------------------------------------------------------------------------------------------------------
                                      Option                                                                         Total Purchase
Vendors' names                       Receipts         Total           Share Portion    # of shares   Cash Portion         Price
                                                                 (1 year restriction)
------------------------------------------------------------------------------------------------------------------------------------
Sofinov Societe Financiere
 d'Innovation inc.                $   328,125.45  $   554,641.80                                     $   554,641.80  $13,084,886.76
------------------------------------------------------------------------------------------------------------------------------------
Gestion M&D Provencher inc.:          168,263.30      284,421.27                                         284,421.27    6,709,952.55
------------------------------------------------------------------------------------------------------------------------------------
Fregico inc.:                         168,263.30      284,421.27                                         284,421.27    6,709,952.55
------------------------------------------------------------------------------------------------------------------------------------
Gestion Marc Lebel inc.:              105,123.70      177,694.22        177,690.66    6,362.00                 3.56    4,192,090.78
------------------------------------------------------------------------------------------------------------------------------------
Marc Lebel:                            90,770.84      153,433.09        153,419.49    5,493.00                13.60    3,619,731.84
------------------------------------------------------------------------------------------------------------------------------------
[*]                               [*]              [*]                 [*]           [*]             [*]              [*]
------------------------------------------------------------------------------------------------------------------------------------
Jean Marier:                          144,225.67      243,789.67                                         243,789.67    5,751,387.89
------------------------------------------------------------------------------------------------------------------------------------
Serge Carriere                          5,204.14        8,796.74                                           8,796.74      207,529.24
------------------------------------------------------------------------------------------------------------------------------------
Robert Goyer                            5,204.14        8,796.74                                           8,796.74      207,529.24
------------------------------------------------------------------------------------------------------------------------------------
[*]                               [*]              [*]                 [*]           [*]             [*]
------------------------------------------------------------------------------------------------------------------------------------
[*]                               [*]              [*]                 [*]           [*]             [*]              [*]
------------------------------------------------------------------------------------------------------------------------------------
[*]                               [*]              [*]                 [*]           [*]             [*]              [*]
------------------------------------------------------------------------------------------------------------------------------------
[*]                               [*]              [*]                 [*]           [*]             [*]              [*]
------------------------------------------------------------------------------------------------------------------------------------
[*]                               [*]              [*]                 [*]           [*]             [*]              [*]
------------------------------------------------------------------------------------------------------------------------------------
[*]                               [*]              [*]                 [*]           [*]             [*]              [*]
------------------------------------------------------------------------------------------------------------------------------------
[*]                               [*]              [*]                 [*]           [*]             [*]              [*]
------------------------------------------------------------------------------------------------------------------------------------
                                  $ 1,015,180.54  $ 1,715,994.80      $ 331,110.15   11,855.00       $ 1,384,884.65  $40,483,060.85
                                ====================================================================================================

  [*] Confidential portions omitted and filed separately with the Commission.

This document is a portion of Schedule 4.12 Financial Statements to Exhibit
10.13 refiled to replace pages which were previously of poor quality and in part, illegible.

ANAPHARM INC

STATEMENTS OF EARNINGS                                               ACTUAL                                                   ACTUAL
                                     -----------------------------------------------------------------------------------------------
January 31, 2002                            MAY 2001          JUNE           JULY          AUGUST       SEPTEMBER       OCTOBER
-------------------------------      -----------------------------------------------------------------------------------------------
Revenues

Bioanalytical                              $ 1,860,299    $ 1,520,593    $ 1,283,562    $ 1,675,763    $   993,793    $ 1,190,772

Clinical                                     1,254,534      1,436,240      1,218,074      1,385,648      1,310,329      1,572,115

Scientific affairs                              92,856        142,693         94,738         99,278        121,230         87,755
                                     --------------------------------------------------------------------------------------------
TOTAL                                        3,207,689      3,099,526      2,596,375      3,160,689      2,425,351      2,850,642
                                     --------------------------------------------------------------------------------------------

Direct prod. costs - Bioanalytical

 Expenses                                      425,257        501,632        427,132        436,417        317,167        412,895

 Tax credits                                  -154,800       -188,500       -122,400       -122,500       -115,000       -121,900

General prod. expenses - Bioanalytical         155,264        174,986        168,328        171,685        138,677        120,573

Prod. costs - Scientific affairs               120,617        161,939        121,827        119,362        130,694        126,252

Prod. general expenses - Scient. affairs        22,592         21,830          7,836         15,969         66,799         30,103

Direct prod. costs - clinical

 Expenses                                      690,764        981,895        787,089        784,671        699,501        946,247

 Recruitement and screening                    241,563        309,511        221,689        290,023        202,595        229,285

 Clinical research project - reclassified      -10,314        -44,532         -5,765         -1,562           -194         -5,659

 Tax credits                                  -364,300       -491,100       -295,300       -335,500       -275,600       -315,700

General prod. expenses - clinical              113,116        114,196        117,083        171,077        138,455        145,134

COST OF SERVICES RENDERED                    1,239,759      1,541,857      1,427,519      1,529,642      1,303,093      1,567,230
                                     --------------------------------------------------------------------------------------------

GROSS MARGIN                                 1,967,931      1,557,669      1,168,855      1,631,047      1,122,258      1,283,412
                                     --------------------------------------------------------------------------------------------
                                                    61%            50%            45%            52%            46%            45%

Selling expenses                               111,401        114,782        133,415         30,245        119,891        188,130

Quality insurance                               73,792        101,806         73,584         82,865         84,390         83,986

Human ressources                                19,728         67,894        101,147         36,940         38,896         41,476

Information technology                          55,913         90,148         88,608         71,613         71,842         73,587

Administrative expenses                        362,729        328,618        320,655        399,731        385,504        367,194

Development of assay methods

 Expenses                                      234,780        296,806        253,918        181,129        247,294        331,814

 Tax credits                                   -79,500       -103,500        -67,400        -85,900        -73,300        -87,000

Clinical research project                       10,314         44,532          5,765          1,562            194          5,659


                                                                                 -------------------------
                                                                                           DRAFT
                                                                                 -------------------------
                                                                   ACTUAL                ACTUAL                     BUDGET
                                     -----------------------------------------------------------------------------------------------
                                      NOVEMBER       DECEMBER 2001  January 2002 TOTAL AS JANUARY 31, 2002 TOTAL AS JANUARY 31, 2002
                                     -----------------------------------------------------------------------------------------------
Revenues

Bioanalytical                           $ 1,862,111    $ 1,270,345    $ 1,609,975    $13,267,213       48%  12,069,574           44%

Clinical                                  1,877,390      1,868,952      1,419,126     13,342,407       48%  14,434,714           53%

Scientific affairs                          140,218         77,443        147,869      1,004,081        4%     850,543            3%
                                     -----------------------------------------------------------------------------------------------
TOTAL                                     3,879,719      3,216,740      3,176,970     27,613,701      100%  27,354,831          100%
                                     -----------------------------------------------------------------------------------------------

Direct prod. costs - Bioanalytical

 Expenses                                   487,823        379,910        400,133      3,788,365     13.7%   3,813,049         13.9%

 Tax credits                                -46,200        -90,300       -128,300     -1,089,900     -3.9%  -1,251,492         -4.6%

General prod. expenses - Bioanalytical      154,992        123,801        175,260      1,383,567      5.0%   1,558,481          5.7%

Prod. costs - Scientific affairs            170,571        100,849        187,507      1,239,619      4.5%     897,508          3.3%

Prod. general expenses - Scient. affairs     26,963         32,731         26,561        251,385      0.9%     420,938          1.5%

Direct prod. costs - clinical

 Expenses                                 1,083,596      1,092,897        703,633      7,770,292     28.1%   7,006,225         25.6%

 Recruitement and screening                 300,222        162,826        309,244      2,266,957      8.2%   2,476,237          9.1%

 Clinical research project - reclassified   -18,081        -17,829        -50,479       -154,415     -0.6%     -61,825         -0.2%

 Tax credits                               -261,600       -232,100       -275,700     -2,846,900    -10.3%  -3,198,599        -11.7%

General prod. expenses - clinical           142,507        130,773        163,772      1,236,111      4.5%   1,313,686          4.8%

COST OF SERVICES RENDERED                 2,040,792      1,683,558      1,511,630     13,845,081     50.1%  12,974,206         47.4%
                                     -----------------------------------------------------------------------------------------------

GROSS MARGIN                              1,838,927      1,533,182      1,665,340     13,768,620     49.9%  14,380,625         52.6%
                                     -----------------------------------------------------------------------------------------------
                                                 47%            48%            52%

Selling expenses                            166,648        119,776        139,069      1,123,358      4.1%   1,254,528          4.6%

Quality insurance                           114,069         84,343        107,288        806,124      2.9%     822,092          3.0%

Human ressources                             28,382         37,279         41,959        413,701      1.5%     331,338          1.2%

Information technology                       98,239         81,847         85,691        717,487      2.6%   1,031,078          3.8%

Administrative expenses                     451,898        372,491        398,724      3,387,544     12.3%   3,186,255         11.6%

Development of assay methods

 Expenses                                   338,327        242,760        310,130      2,436,956      8.8%   2,808,713         10.3%

 Tax credits                                -70,600        -91,000        -75,400       -733,600     -2.7%    -708,025         -2.6%

Clinical research project                    18,081         17,829         50,479        154,415      0.6%      61,825          0.2%


ANAPHARM INC

                                                                   ACTUAL
STATEMENTS OF EARNINGS               --------------------------------------------------------------------------------------------
January 31, 2002                         MAY 2001           JUNE             JULY         AUGUST         SEPTEMBER      OCTOBER
---------------------------------------------------------------------------------------------------------------------------------
Financial charges                          61,096            44,729          42,867        47,990          41,850       39,565
Other revenues and expenses                60,638              -797            -301       -20,444         -63,680      -45,575
                                     --------------------------------------------------------------------------------------------

Total expenses                            910,890           985,016         952,258       745,731         852,880      998,837
                                     --------------------------------------------------------------------------------------------

Earnings after bonuses                  1,057,040           572,653         216,597       885,316         269,378      284,576
                                               33%               18%              8%           28%             11%          10%
Income taxes (deferred and current)      -412,246          -223,335         -84,473      -345,273        -105,058     -110,984

NET EARNINGS                          $   644,795       $   349,318      $  132,124   $   540,043       $ 164,321   $  173,591
                                     ============================================================================================

SALARIES                              $   952,349       $ 1,366,342      $1,003,867   $ 1,002,111       $ 995,188   $1,087,391
                                     ============================================================================================
                                               30%               44%             39%           32%             41%          38%
                                     ============================================================================================
Depreciation and amortization         $   234,594       $   242,557      $  242,581   $   282,176       $ 258,778   $  273,121
                                     ============================================================================================


STATEMENTS OF EARNINGS               ACTUAL                     ACTUAL             ACTUAL                       BUDGET
January 31, 2002                   NOVEMBER  DECEMBER 2001  January 2002  TOTAL AS JANUARY 31, 2002   TOTAL AS JANUARY 31, 2002
------------------------------------------------------------------------------------------------------------------------------------
Financial charges                         51,925     34,381         41,416        405,819    1.5%       486,552      1.8%
Other revenues and expenses              -56,859    -20,326        -82,661       -230,005   -0.8%       -79,764     -0.3%
                                   -------------------------   -----------  -------------------------------------
Total expenses                         1,140,111    879,381      1,016,696      8,481,800   30.7%     9,194,592      33.6%
                                   -------------------------   -----------  -------------------------------------
Earnings after bonuses                   698,816    653,801        648,644      5,286,820   19.1%     5,186,033     19.0%
Income taxes (deferred and current)           18%        20%            20%
                                        -272,538   -254,982       -252,971      2,061,860    7.5%     2,022,553      7.3%
NET EARNINGS
                                       $ 426,278  $ 398,819    $   395,673  $   3,224,960   11.7% $   3,163,480     11.6%

                                   =========================   ===========  ==============        ===============
SALARIES                             $ 1,449,843  $ 977,953    $ 1,175,148  $  10,010,193         $  11,840,937
                                   =========================   ===========  ==============        ===============
                                              37%        30%            37%            36%                   43%
                                   =========================   ===========================        ===============
Depreciation and amortization          $ 268,809  $ 232,437    $   293,966  $   2,329,019         $   2,419,956


ANAPHARM INC

STATEMENTS OF EARNINGS                                          ACTUAL                                             ACTUAL
                                          ----------------------------------------------------------------------------------------
January 31, 2002                            MAY 2001       JUNE        JULY         AUGUST     SEPTEMBER    OCTOBER      NOVEMBER
---------------------------------------   ----------------------------------------------------------------------------------------
Revenues
Bioanalytical                             $ 1,860,299  $ 1,520,593  $1,283,562   $ 1,675,763   $ 993,793  $ 1,190,772  $ 1,862,111
Clinical                                    1,254,534    1,436,240   1,218,074     1,385,648   1,310,329    1,572,115    1,877,390
Scientific affairs                             92,856      142,693      94,738        99,278     121,230       87,755      140,218
                                          ----------------------------------------------------------------------------------------
TOTAL                                       3,207,689    3,099,526   2,596,375     3,160,689   2,425,351    2,850,642    3,879,719
                                          ----------------------------------------------------------------------------------------

Direct prod. costs - Bioanalytical            425,257      501,632     427,132       436,417     317,167      412,895      487,823
General prod. expenses - Bioanalytical        155,264      174,986     168,328       171,685     138,677      120,573      154,992
Prod. costs - Scientific affairs              120,617      161,939     121,827       119,362     130,694      126,252      170,571
Prod. general expenses - Scient. affairs       22,592       21,830       7,836        15,969      66,799       30,103       26,963
Direct prod. costs - clinical                 932,326    1,291,406   1,008,777     1,074,694     902,096    1,175,532    1,383,818
General prod. expenses  - clinical            113,116      114,196     117,083       171,077     138,455      145,134      142,507
Clinical research project                     -10,314      -44,532      -5,765        -1,562        -194       -5,659      -18,081
                                          ----------------------------------------------------------------------------------------

COST OF SERVICES RENDERED                   1,758,859    2,221,457   1,845,219     1,987,642   1,693,693    2,004,830    2,348,592
                                          ----------------------------------------------------------------------------------------

GROSS MARGIN                                1,448,831      878,069     751,155     1,173,047     731,658      845,812    1,531,127
                                          ----------------------------------------------------------------------------------------
                                                   45%          28%         29%           37%         30%          30%          39%

Selling expenses                              111,401      114,782     133,415        30,245     119,891      188,130      166,648
Quality insurance                              73,792      101,806      73,584        82,865      84,390       83,986      114,069
Human ressources                               19,728       67,894     101,147        36,940      38,896       41,476       28,382
Information technology                         55,913       90,148      88,608        71,613      71,842       73,587       98,239
Administrative expenses                       362,729      328,618     320,655       399,731     385,504      367,194      451,898
Financial charges                              61,096       44,729      42,867        47,990      41,850       39,565       51,925
Other revenues and charges                     60,638         -797        -301       -20,444     -63,680      -45,575      -56,859
                                          ----------------------------------------------------------------------------------------
                                              745,297      747,179     759,976       648,940     678,692      748,364      854,303
                                                   23%          24%         29%           21%         28%          26%          22%
Development of assay methods                  245,094      341,338     259,683       182,691     247,488      337,473      356,408
                                                    8%          11%         10%            6%         10%          12%           9%
                                          ----------------------------------------------------------------------------------------
Total expenses                                990,390    1,088,516   1,019,658       831,631     926,180    1,085,837    1,210,711
                                          ----------------------------------------------------------------------------------------

EARNINGS BEFORE TAX CREDITS                   458,440     (210,447)   (268,503)      341,416    (194,522)    (240,024)     320,416
                                          ----------------------------------------------------------------------------------------
                                                 14.3%        -6.8%      -10.3%         10.8%       -8.0%        -8.4%         8.3%
TAX CREDITS
  Bioanalytical                               154,800      188,500     122,400       122,500     115,000      121,900       46,200
  Clinical                                    364,300      491,100     295,300       335,500     275,600      315,700      261,600

ANAPHARM INC
                                                                         -------------------------
                                                                                 DRAFT
                                                                         -------------------------    -------------------------
STATEMENTS OF EARNINGS                                      ACTUAL               ACTUAL                       BUDGET
January 31, 2002                         DECEMBER 2001   January 2002    TOTAL AS JANUARY 31, 2002    TOTAL AS JANUARY 31, 2002
---------------------------------------  ----------------------------    -------------------------    -------------------------
Revenues
Bioanalytical                             $ 1,270,345     $1,609,975       $ 13,267,213       48%       12,069,574        44%
Clinical                                    1,868,952      1,419,126         13,342,407       48%       14,434,714        53%
Scientific affairs                             77,443        147,869          1,004,081        4%          850,543         3%
                                         ----------------------------    -------------------------    -------------------------
TOTAL                                       3,216,740      3,176,970         27,613,701      100%       27,354,831       100%
                                         ----------------------------    -------------------------    -------------------------

Direct prod. costs - Bioanalytical            379,910        400,133          3,788,365     13.7%        3,813,049      13.9%
General prod. expenses - Bioanalytical        123,801        175,260          1,383,567      5.0%        1,558,481       5.7%
Prod. costs - Scientific affairs              100,849        187,507          1,239,619      4.5%          897,508       3.3%
Prod. general expenses - Scient. affairs       32,731         26,561            251,385      0.9%          420,938       1.5%
Direct prod. costs - clinical               1,255,724      1,012,877         10,037,249     36.3%        9,482,461      34.7%
General prod. expenses  - clinical            130,773        163,772          1,236,111      4.5%        1,313,686       4.8%
Clinical research project                     -17,829        -50,479           -154,415     -0.6%          -61,825      -0.2%
                                         ----------------------------    -------------------------    -------------------------

COST OF SERVICES RENDERED                   2,005,958      1,915,630         17,781,881     64.4%       17,424,297      63.7%
                                         ----------------------------    -------------------------    -------------------------

GROSS MARGIN                                1,210,782      1,261,340          9,831,820     35.6%        9,930,534      36.3%
                                         ----------------------------    -------------------------    -------------------------
                                                   38%            40%

Selling expenses                              119,776        139,069          1,123,358      4.1%        1,254,528       4.6%
Quality insurance                              84,343        107,288            806,124      2.9%          822,092       3.0%
Human ressources                               37,279         41,959            413,701      1.5%          331,338       1.2%
Information technology                         81,847         85,691            717,487      2.6%        1,031,078       3.8%
Administrative expenses                       372,491        398,724          3,387,544     12.3%        3,186,255      11.6%
Financial charges                              34,381         41,416            405,819      1.5%          486,552       1.8%
Other revenues and charges                    -20,326        -82,661           -230,005     -0.8%          -79,764      -0.3%
                                         ----------------------------    -------------------------    -------------------------
                                              709,792        731,487          6,624,029     24.0%        7,032,079      25.7%
                                                   22%            23%
Development of assay methods                  260,589        360,609          2,591,371      9.4%        2,870,539      10.5%
                                                    8%            11%
                                         ----------------------------    -------------------------    -------------------------
Total expenses                                970,381      1,092,096          9,215,400     33.4%        9,902,617      36.2%
                                         ----------------------------    -------------------------    -------------------------

EARNINGS BEFORE TAX CREDITS                   240,401        169,244            616,420      2.2%           27,916       0.1%
                                         ----------------------------    -------------------------    -------------------------
                                                  7.5%           5.3%

TAX CREDITS
Bioanalytical                                  90,300        128,300          1,089,900      3.9%        1,251,492       4.6%
Clinical                                      232,100        275,700          2,846,900     10.3%        3,198,599      11.7%

ANAPHARM INC

STATEMENTS OF EARNINGS                                               ACTUAL                                    ACTUAL
                                                     ------------------------------------------------------------------------------
January 31, 2002                                        MAY 2001      JUNE       JULY      AUGUST   SEPTEMBER  OCTOBER    NOVEMBER
-------------------------------------------------    -----------------------------------------------------------------------------
  Development of assay methods                             79,500    103,500     67,400     85,900    73,300     87,000     70,600
                                                     -----------------------------------------------------------------------------
                                                          598,600    783,100    485,100    543,900   463,900    524,600    378,400
                                                     -----------------------------------------------------------------------------

EARNING BEFORE INCOME TAXES                           $ 1,057,040  $ 572,653  $ 216,597  $ 885,316  $269,378  $ 284,576  $ 698,816
                                                     -----------------------------------------------------------------------------

GROSS MARGIN BEFORE TAX CREDITS
-------------------------------

BIOANALYTICAL                    Revenues               1,860,299  1,520,593  1,283,562  1,675,763   993,793  1,190,772  1,862,111
                       Cost of services rendered          580,521    676,619    595,460    608,102   455,844    533,469    642,814
                                                     -----------------------------------------------------------------------------
                                    Gross Margin        1,279,778    843,975    688,102  1,067,661   537,949    657,304  1,219,297
                                                     -----------------------------------------------------------------------------
                                                               69%        56%        54%        64%       54%        55%        65%

CLINICAL                              Revenues          1,254,534  1,436,240  1,218,074  1,385,648 1,310,329  1,572,115  1,877,390
                       Cost of services rendered        1,035,128  1,361,070  1,120,095  1,244,209 1,040,357  1,315,007  1,508,244
                                                     -----------------------------------------------------------------------------
                                    Gross Margin          219,406     75,170     97,979    141,439   269,972    257,108    369,146
                                                     -----------------------------------------------------------------------------
                                                               17%         5%         8%        10%       21%        16%        20%

                                                            ACTUAL
                                                 ---------------------------
                                                 DECEMBER 2001  January 2002
                                                 ---------------------------
  Development of assay methods                        91,000         75,400
                                                 ---------------------------
                                                     413,400        479,400
                                                 ---------------------------

EARNING BEFORE INCOME TAXES                        $ 653,801      $ 648,644
                                                 ---------------------------

GROSS MARGIN BEFORE TAX CREDITS
-------------------------------

BIOANALYTICAL                    Revenues          1,270,345      1,609,975
                       Cost of services rendered     503,712        575,393
                                                 --------------------------
                                    Gross Margin     766,633      1,034,582
                                                 --------------------------
                                                          60%            64%

CLINICAL                              Revenues     1,868,952      1,419,126
                       Cost of services rendered   1,368,667      1,126,169
                                                 --------------------------
                                    Gross Margin     500,285        292,957
                                                 --------------------------
                                                          27%            21%

-------------------------
         DRAFT
-------------------------    -------------------------
        ACTUAL                        BUDGET
TOTAL AS JANUARY 31, 2002    TOTAL AS JANUARY 31, 2002
-------------------------    -------------------------

     733,600          2.7%         708,025         2.6%
-------------------------    -------------------------
   4,670,400         16.9%       5,158,117        18.9%
-------------------------    -------------------------

 $ 5,286,820         19.1%     $ 5,186,033        19.0%
-------------------------    -------------------------


  13,267,213          100%      12,069,574         100%
   5,171,932           39%       5,371,530          45%
-------------------------    -------------------------
   8,095,281           61%       6,698,044          55%
-------------------------    -------------------------
          61%                           55%

  13,342,407          100%      14,434,714         100%
  11,118,945           83%      10,796,147          75%
 ------------------------    -------------------------
   2,223,462           17%       3,638,567          25%
 ------------------------    -------------------------
          17%                           25%

        THIS DOCUMENT IS A COPY OF SCHEDULE 4.19 MATERIAL SUPPLIERS AND
      CUSTOMERS TO EXHIBIT 10.13 FILED ON APRIL 2, 2002 PURSUANT TO RULE
                       201 TEMPORARY HARDSHIP EXEMPTION.

                                 SCHEDULE 4.19

                       MATERIAL SUPPLIERS AND CUSTOMERS

ANAPHARM INC                                                                             ---------------------------
                                                         ------------------------
                                                               February 2001                        4.19
SALES ROLLING 12 MONTHS
                                                              to January 2002            ---------------------------
                                                                                                  CUSTOMERS
                                                                                         ---------------------------
                                                         ------------------------
     ------------------------
      Sum of VENTES
     ------------------------
      Content   Client
     ------------------------                            ------------------------
                [*]                                       [*]
               --------------                            ------------------------
                [*]                                       [*]
               --------------                            ------------------------
                [*]                                       [*]
               --------------                            ------------------------
                [*]                                       [*]
               --------------                            ------------------------
                [*]                                       [*]
               --------------                            ------------------------
                [*]                                       [*]
     ------------------------                                                    ------------------------
      Autres pays Total                                                                              [*]
     ------------------------                            ------------------------
      Canada    [*]                                       [*]
               --------------                            ------------------------
                [*]                                       [*]
               --------------                            ------------------------
                [*]                                       [*]
               --------------                            ------------------------
                [*]                                       [*]
               --------------                            ------------------------
                [*]                                       [*]
               --------------                            ------------------------
                [*]                                       [*]
               --------------                            ------------------------
                [*]                                       [*]
               --------------                            ------------------------
                [*]                                       [*]
               --------------                            ------------------------
                [*]                                       [*]
               --------------                            ------------------------
                [*]                                       [*]
               --------------                            ------------------------
                [*]                                       [*]
               --------------                            ------------------------
                [*]                                       [*]
               --------------                            ------------------------
                [*]                                       [*]
               --------------                            ------------------------
                [*]                                       [*]
               --------------                            ------------------------
                [*]                                       [*]
               --------------                            ------------------------
                [*]                                       [*]
               --------------                            ------------------------
                [*]                                       [*]
               --------------                            ------------------------
                [*]                                       [*]
               --------------                            ------------------------
                [*]                                       [*]
     ------------------------                                                    ------------------------
      Canada Total                                                                [*]
     ------------------------                            ------------------------
      Europe    [*]                                       [*]
               --------------                            ------------------------
                [*]                                       [*]
               --------------                            ------------------------
                [*]                                       [*]
               --------------                            ------------------------
                [*]                                       [*]
               --------------                            ------------------------
                [*]                                       [*]
               --------------                            ------------------------
                [*]                                       [*]
               --------------                            ------------------------
                [*]                                       [*]
               --------------                            ------------------------
                [*]                                       [*]
               --------------                            ------------------------
                [*]                                       [*]
               --------------                            ------------------------
                [*]                                       [*]
               --------------                            ------------------------
                [*]                                       [*]
               --------------                            ------------------------
                [*]                                       [*]
               --------------                            ------------------------
                [*]                                       [*]
               --------------                            ------------------------
                [*]                                       [*]
               --------------                            ------------------------
                [*]                                       [*]
               --------------                            ------------------------
                [*]                                       [*]
               --------------                            ------------------------
                [*]                                       [*]
               --------------                            ------------------------
                [*]                                       [*]
     ------------------------                                                    ------------------------
      Europe Total                                                                [*]
     ----------------------------------------------------------------------------
      USA       [*]                                       [*]
               ------------------------------------------------------------------
                [*]                                       [*]
               ------------------------------------------------------------------
                [*]                                       [*]
               ------------------------------------------------------------------
                [*]                                       [*]
               ------------------------------------------------------------------
                [*]                                       [*]
               ------------------------------------------------------------------
                [*]                                       [*]
               ------------------------------------------------------------------
                [*]                                       [*]
               ------------------------------------------------------------------
                [*]                                       [*]
               ------------------------------------------------------------------
                [*]                                       [*]
               ------------------------------------------------------------------
                [*]                                       [*]
               ------------------------------------------------------------------
                [*]                                       [*]
               ------------------------------------------------------------------
                [*]                                       [*]
               ------------------------------------------------------------------
                [*]                                       [*]
               ------------------------------------------------------------------
                [*]                                       [*]
               ------------------------------------------------------------------
                [*]                                       [*]
               ------------------------------------------------------------------
                [*]                                       [*]
               --------------                            ------------------------
                [*]                                       [*]
               --------------                            ------------------------
                [*]                                       [*]
               --------------                            ------------------------
                [*]                                       [*]
               --------------                            ------------------------
                [*]                                       [*]
               --------------                            ------------------------
                [*]                                       [*]
               --------------                            ------------------------
                [*]                                       [*]
               --------------                            ------------------------
                [*]                                       [*]
               --------------                            ------------------------
                [*]                                       [*]
               --------------                            ------------------------
                [*]                                       [*]
               --------------                            ------------------------
                [*]                                       [*]
               --------------                            ------------------------
                [*]                                       [*]
               --------------                            ------------------------
                [*]                                       [*]
               --------------                            ------------------------
                [*]                                       [*]
               --------------                            ------------------------
                [*]                                       [*]
     ------------------------                                                    ------------------------
      USA Total                                                                   [*]
     ------------------------                            ------------------------------------------------
      Grand Total                                         [*]
     ------------------------                            ------------------------------------------------
                                                          [*]                     [*]
                                                         ------------------------------------------------

  [*] Confidential portions omitted and filed separately with the Commission.

                                                                   SUPPLIER 4.19
                                 ANAPHARM INC.
             Suppliers with purchase volume greather than 30 000 $
             For the period of February 1 2001 to January 31 2002

Supplier                                                 Amount       Currency
                                                       ----------   ------------
[*]                                                    [*]               US
[*]                                                    [*]              CDN
[*]                                                    [*]              CDN
[*]                                                    [*]              CDN
[*]                                                    [*]              CDN
[*]                                                    [*]              CDN
[*]                                                    [*]              CDN
[*]                                                    [*]               US
[*]                                                    [*]              CDN
[*]                                                    [*]              CDN
[*]                                                    [*]              CDN
[*]                                                    [*]              CDN
[*]                                                    [*]              CDN
[*]                                                    [*]              CDN
[*]                                                    [*]              CDN
[*]                                                    [*]              CDN
[*]                                                    [*]              CDN
[*]                                                    [*]              CDN
[*]                                                    [*]              CDN
[*]                                                    [*]               US
[*]                                                    [*]              CDN
[*]                                                    [*]              CDN
[*]                                                    [*]              CDN
[*]                                                    [*]              CDN
[*]                                                    [*]              CDN
[*]                                                    [*]              CDN
[*]                                                    [*]              CDN
[*]                                                    [*]              CDN
[*]                                                    [*]              CDN
[*]                                                    [*]              CDN
[*]                                                    [*]              CDN
[*]                                                    [*]              CDN
[*]                                                    [*]              CDN
[*]                                                    [*]              CDN
[*]                                                    [*]              CDN
[*]                                                    [*]              CDN
[*]                                                    [*]              CDN
[*]                                                    [*]              CDN
[*]                                                    [*]              CDN
[*]                                                    [*]              CDN
[*]                                                    [*]              CDN
[*]                                                    [*]              CDN
[*]                                                    [*]              CDN
[*]                                                    [*]              CDN
[*]                                                    [*]              CDN
[*]                                                    [*]              CDN
[*]                                                    [*]              CDN
[*]                                                    [*]              CDN
[*]                                                    [*]              CDN
[*]                                                    [*]              CDN

   [*] Confidential portions omitted and filed separately with the Commission.

                                                                   SUPPLIER 4.19
                                 ANAPHARM INC.
             Suppliers with purchase volume greather than 30 000 $
             For the period of February 1 2001 to January 31 2002

[*]                                               [*]                  CDN
[*]                                               [*]                  CDN
[*]                                               [*]                  CDN
[*]                                               [*]                  US
[*]                                               [*]                  CDN
[*]                                               [*]                  CDN
[*]                                               [*]                  US
[*]                                               [*]                  CDN
[*]                                               [*]                  CDN
[*]                                               [*]                  CDN
[*]                                               [*]                  CDN
[*]                                               [*]                  CDN
[*]                                               [*]                  CDN
[*]                                               [*]                  CDN
[*]                                               [*]                  CDN
[*]                                               [*]                  CDN
[*]                                               [*]                  CDN
[*]                                               [*]                  CDN
[*]                                               [*]                  US
[*]                                               [*]                  CDN
[*]                                               [*]                  CDN
[*]                                               [*]                  CDN
[*]                                               [*]                  CDN
[*]                                               [*]                  CDN
[*]                                               [*]                  CDN
[*]                                               [*]                  CDN
[*]                                               [*]                  CDN
[*]                                               [*]                  CDN
[*]                                               [*]                  CDN
[*]                                               [*]                  CDN
[*]                                               [*]                  CDN
[*]                                               [*]                  CDN
[*]                                               [*]                  CDN
[*]                                               [*]                  CDN
[*]                                               [*]                  CDN
[*]                                               [*]                  US
[*]                                               [*]                  CDN
[*]                                               [*]                  CDN
[*]                                               [*]                  CDN
[*]                                               [*]                  CDN
[*]                                               [*]                  CDN

[*] Confidential portions omitted and filed separately with the Commission.

                                 SCHEDULE 4.19

                        MAJORS SUPPLIERS AND CUSTOMERS

=============================================================================================================
     SUPPLIERS                                                            CUSTOMERS
=============================================================================================================
Agilent Technologies
-----------------------------------------------------------------------
Applied Biosystems inc.                                                      See document attached hereto
-----------------------------------------------------------------------
Applied Clinical Trials
-----------------------------------------------------------------------
Bell Canada
-----------------------------------------------------------------------
Bon-Air
-----------------------------------------------------------------------
Brindamour
-----------------------------------------------------------------------
Canneberra Packard
-----------------------------------------------------------------------
Claude Neon
-----------------------------------------------------------------------
Clic Net
-----------------------------------------------------------------------
Communications Voir - Advertisement (July 5, 2001 to July 11, 2002)
-----------------------------------------------------------------------
Empro
-----------------------------------------------------------------------
Genex Communications inc. (CHOI FM)
-----------------------------------------------------------------------
Impact Campus
-----------------------------------------------------------------------
Integrated Research, Inc.-
-----------------------------------------------------------------------
Journal de Montreal - Advertisement (May 17, 2001 to May 17, 2002)
-----------------------------------------------------------------------
Journal de Quebec - Advertisement (January 1, 2001 to January 1, 2002)
-----------------------------------------------------------------------
Libert
-----------------------------------------------------------------------
Marcotte Multimedia inc.
-----------------------------------------------------------------------
Metro
-----------------------------------------------------------------------
Quebec Pare-Flammes
-----------------------------------------------------------------------
Quebec Telecommunications
-----------------------------------------------------------------------
PDI
-----------------------------------------------------------------------
Perkin Elmer
-----------------------------------------------------------------------
Probelle
-----------------------------------------------------------------------
Protectron
-----------------------------------------------------------------------
R&D Directions
-----------------------------------------------------------------------
Tempco
-----------------------------------------------------------------------
University Laval
-----------------------------------------------------------------------
Vulcain
-----------------------------------------------------------------------
Varian
-----------------------------------------------------------------------
VWR
=============================================================================================================

------------------------------------------------------------------------------
                               PROJECT TRACKING
------------------------------------------------------------------------------
  ID           Sponsor     Study #       Type          Start        Finish
------------------------------------------------------------------------------
  1              [*]       99041         A/S            [*]           [*]
------
  5                                                     [*]           [*]
------
  6                                                     [*]           [*]
------
  7                                                     [*]           [*]
------
  8                                                     [*]           [*]
------
  9                                                     [*]           [*]
------
314              [*]       00207 Gr5    C/A/S           [*]           [*]
------
317                                                     [*]           [*]
------
318                                                     [*]           [*]
------
319                                                     [*]           [*]
------
320                                                     [*]           [*]
------
321              [*]       00238         C/S            [*]           [*]
------
329                                                     [*]           [*]
------
330                                                     [*]           [*]
------
331                                                     [*]           [*]
------
332                                                     [*]           [*]
------
333              [*]       00282          A             [*]           [*]
------
337                                                     [*]           [*]
------
338                                                     [*]           [*]
------
339                                                     [*]           [*]
------
340                                                     [*]           [*]
------
341                                                     [*]           [*]
------
342                                                     [*]           [*]
------
343                                                     [*]           [*]
------
344                                                     [*]           [*]
------
345                                                     [*]           [*]
------
346                                                     [*]           [*]
------
347                                                     [*]           [*]
------
348                                                     [*]           [*]
------
349                                                     [*]           [*]
------
350                                                     [*]           [*]
------
351              [*]       00297        C/A/S           [*]           [*]
------
355                                                     [*]           [*]
------
356                                                     [*]           [*]
------
357                                                     [*]           [*]
------
361                                                     [*]           [*]
------------------------------------------------------------------------------
Mon 02-02-04 09:53                                    Page 1
------------------------------------------------------------------------------

  [*] Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                               PROJECT TRACKING
--------------------------------------------------------------------------------
  ID   Sponsor      Study #       Type       Start       Finish
--------------------------------------------------------------------------------
 362                                            [*]         [*]
-----
 363                                            [*]         [*]
-----
 364                                            [*]         [*]
-----
 365                                            [*]         [*]
-----
 366                                            [*]         [*]
-----
 367                                            [*]         [*]
-----
 368       [*]         00298        C/A/S       [*]         [*]
-----
 376                                            [*]         [*]
-----
 377                                            [*]         [*]
-----
 381                                            [*]         [*]
-----
 382                                            [*]         [*]
-----
 383                                            [*]         [*]
-----
 384       [*]         00299        C/A/S       [*]         [*]
-----
 392                                            [*]         [*]
-----
 393                                            [*]         [*]
-----
 397                                            [*]         [*]
-----
 398                                            [*]         [*]
-----
 399       [*]         00309          S         [*]         [*]
-----
 400                                            [*]         [*]
-----
 401                                            [*]         [*]
-----
 402                                            [*]         [*]
-----
 403                                            [*]         [*]
-----
 404                                            [*]         [*]
-----
 405                                            [*]         [*]
-----
 406       [*]         00340        C/A/S       [*]         [*]
-----
 414                                            [*]         [*]
-----
 415                                            [*]         [*]
-----
 419                                            [*]         [*]
-----
 420                                            [*]         [*]
-----
 421       [*]         01108          A/S       [*]         [*]
-----
 422                                            [*]         [*]
-----
 423       [*]         01113 Gr1      C/A/S     [*]         [*]
-----
 441                                            [*]         [*]
-----
 442                                            [*]         [*]
-----
 443                                            [*]         [*]
-----
 447                                            [*]         [*]
--------------------------------------------------------------------------------
Mon 02-02-04 09:53                            Page 2
--------------------------------------------------------------------------------

   [*] Confidential portions omitted and filed separately with the Commission.

------------------------------------------------------------------------------
                               PROJECT TRACKING
------------------------------------------------------------------------------
  ID           Sponsor     Study #       Type          Start        Finish
------------------------------------------------------------------------------
  448                                                   [*]           [*]
------
  449           [*]         01113 Gr2    C/A/           [*]           [*]
------
  450                                                   [*]           [*]
------
  451                                                   [*]           [*]
------
  452                                                   [*]           [*]
------
  453                                                   [*]           [*]
------
  454           [*]         01113 Gr3    C/A/           [*]           [*]
------
  455                                                   [*]           [*]
------
  456                                                   [*]           [*]
------
  457                                                   [*]           [*]
------
  458                                                   [*]           [*]
------
  459           [*]         01113 Gr4    C/A/           [*]           [*]
------
  460                                                   [*]           [*]
------
  461                                                   [*]           [*]
------
  462                                                   [*]           [*]
------
  463                                                   [*]           [*]
------
  464                                                   [*]           [*]
------
  465                                                   [*]           [*]
------
  466                                                   [*]           [*]
------
 2159           [*]         01126          A            [*]           [*]
------
 2162                                                   [*]           [*]
------
 2164                                                   [*]           [*]
------
 2165                                                   [*]           [*]
------
  467           [*]         01136        C/A/S          [*]           [*]
------
  475                                                   [*]           [*]
------
  476                                                   [*]           [*]
------
  480                                                   [*]           [*]
------
  481                                                   [*]           [*]
------
  482                                                   [*]           [*]
------
  483                                                   [*]           [*]
------
  484                                                   [*]           [*]
------
  485           [*]         01153        C/A/S          [*]           [*]
------
  493                                                   [*]           [*]
------
  494                                                   [*]           [*]
------
  498                                                   [*]           [*]
------
  499                                                   [*]           [*]
------------------------------------------------------------------------------
Mon 02-02-04 09:53                                    Page 3
------------------------------------------------------------------------------

  [*] Confidential portions omitted and filed separately with the Commission.

------------------------------------------------------------------------------
                               PROJECT TRACKING
------------------------------------------------------------------------------
  ID           Sponsor     Study #       Type          Start        Finish
------------------------------------------------------------------------------
  500                                                   [*]           [*]
------
 2166           [*]         01180         A/S           [*]           [*]
------
 2170                                                   [*]           [*]
------
 2171                                                   [*]           [*]
------
 2172                                                   [*]           [*]
------
 2173                                                   [*]           [*]
------
 2174           [*]         01181         A/S           [*]           [*]
------
 2178                                                   [*]           [*]
------
 2179                                                   [*]           [*]
------
 2180                                                   [*]           [*]
------
 2181           [*]         01182          A            [*]           [*]
------
 2182                                                   [*]           [*]
------
 2183                                                   [*]           [*]
------
 2184                                                   [*]           [*]
------
 2188                                                   [*]           [*]
------
 2189                                                   [*]           [*]
------
  501           [*]         01183        C/A/S          [*]           [*]
------
  509                                                   [*]           [*]
------
  510                                                   [*]           [*]
------
  514                                                   [*]           [*]
------
  515                                                   [*]           [*]
------
  516           [*]         01191        C/A/S          [*]           [*]
------
  524                                                   [*]           [*]
------
  525                                                   [*]           [*]
------
  526                                                   [*]           [*]
------
  530                                                   [*]           [*]
------
  531                                                   [*]           [*]
------
  532                                                   [*]           [*]
------
  533           [*]         01192        C/A/S          [*]           [*]
------
  541                                                   [*]           [*]
------
  542                                                   [*]           [*]
------
  546                                                   [*]           [*]
------
  547                                                   [*]           [*]
------
  548                                                   [*]           [*]
------
  549                                                   [*]           [*]
------
  550           [*]         01193        C/A/S          [*]           [*]
------------------------------------------------------------------------------
Mon 02-02-04 09:53                                    Page  4
------------------------------------------------------------------------------

  [*] Confidential portions omitted and filed separately with the Commission.

------------------------------------------------------------------------------
                               PROJECT TRACKING
------------------------------------------------------------------------------
  ID           Sponsor     Study #       Type          Start        Finish
------------------------------------------------------------------------------
 558                                                    [*]           [*]
------
 559                                                    [*]           [*]
------
 563            [*]         01196        C/A/S          [*]           [*]
------
 567                                                    [*]           [*]
------
 568                                                    [*]           [*]
------
 572                                                    [*]           [*]
------
 573                                                    [*]           [*]
------
 574                                                    [*]           [*]
------
 575                                                    [*]           [*]
------
 576            [*]         01196 MINI   C/A/S          [*]           [*]
------
 577                                                    [*]           [*]
------
 578            [*]         01201        C/A/S          [*]           [*]
------
 586                                                    [*]           [*]
------
 587                                                    [*]           [*]
------
 591                                                    [*]           [*]
------
 592                                                    [*]           [*]
------
 593                                                    [*]           [*]
------
 594            [*]         01206        C/A/S          [*]           [*]
------
 598                                                    [*]           [*]
------
 599                                                    [*]           [*]
------
 600                                                    [*]           [*]
------
 601                                                    [*]           [*]
------
 605                                                    [*]           [*]
------
 606                                                    [*]           [*]
------
 607                                                    [*]           [*]
------
 608                                                    [*]           [*]
------
 609            [*]         01230        C/A/S          [*]           [*]
------
 617                                                    [*]           [*]
------
 618                                                    [*]           [*]
------
 622                                                    [*]           [*]
------
 623                                                    [*]           [*]
------
 624                                                    [*]           [*]
------
 625            [*]         01237        C/A/S          [*]           [*]
------
 633                                                    [*]           [*]
------
 634                                                    [*]           [*]
------
 635                                                    [*]           [*]
------------------------------------------------------------------------------
Mon 02-02-04 09:53                      Page 5
------------------------------------------------------------------------------

   [*] Confidential portions omitted and filed separately with the Commission.

------------------------------------------------------------------------------
                               PROJECT TRACKING
------------------------------------------------------------------------------
  ID           Sponsor     Study #       Type          Start        Finish
------------------------------------------------------------------------------
  636                                                   [*]           [*]
------
  640                                                   [*]           [*]
------
  641                                                   [*]           [*]
------
  642           [*]         01238       C/A/S           [*]           [*]
------
  650                                                   [*]           [*]
------
  651                                                   [*]           [*]
------
  655                                                   [*]           [*]
------
  656                                                   [*]           [*]
------
 2190           [*]         01240            A          [*]           [*]
------
 2194                                                   [*]           [*]
------
 2195                                                   [*]           [*]
------
 2196           [*]         01241            A          [*]           [*]
------
 2200                                                   [*]           [*]
------
 2201                                                   [*]           [*]
------
 2202           [*]         01242            A          [*]           [*]
------
 2206                                                   [*]           [*]
------
 2207                                                   [*]           [*]
------
  657           [*]         01243 Gr1      C/A/S        [*]           [*]
------
  661                                                   [*]           [*]
------
  665                                                   [*]           [*]
------
  669                                                   [*]           [*]
------
  670                                                   [*]           [*]
------
  671           [*]         01243 Gr2      C/A/S        [*]           [*]
------
  672                                                   [*]           [*]
------
  673                                                   [*]           [*]
------
  674                                                   [*]           [*]
------
  675                                                   [*]           [*]
------
  676           [*]        01255           S            [*]           [*]
------
  677                                                   [*]           [*]
------
  678                                                   [*]           [*]
------
  679           [*]         01256          A            [*]           [*]
------
  680
------
  684
------
 2208           [*]         01261          A            [*]           [*]
------
 2209
------
 2213
------------------------------------------------------------------------------
Mon 02-02-04 09:53                      Page 6
------------------------------------------------------------------------------

   [*] Confidential portions omitted and filed separately with the Commission.

------------------------------------------------------------------------------
                               PROJECT TRACKING
------------------------------------------------------------------------------
  ID           Sponsor     Study #       Type          Start        Finish
------------------------------------------------------------------------------
 2214
------
 685            [*]         01267        C/A/S          [*]           [*]
------
 693                                                    [*]           [*]
------
 694                                                    [*]           [*]
------
 698                                                    [*]           [*]
------
 699                                                    [*]           [*]
------
 700            [*]         01271        C/A/S          [*]           [*]
------
 708                                                    [*]           [*]
------
 709                                                    [*]           [*]
------
 713                                                    [*]           [*]
------
 714                                                    [*]           [*]
------
 715                                                    [*]           [*]
------
 716                                                    [*]           [*]
------
 717            [*]         01272        C/A/S          [*]           [*]
------
 725                                                    [*]           [*]
------
 726                                                    [*]           [*]
------
 730                                                    [*]           [*]
------
 731                                                    [*]           [*]
------
 732                                                    [*]           [*]
------
 733                                                    [*]           [*]
------
 734            [*]         01273        C/A/S          [*]           [*]
------
 742                                                    [*]           [*]
------
 743                                                    [*]           [*]
------
 747                                                    [*]           [*]
------
 748                                                    [*]           [*]
------
 749                                                    [*]           [*]
------
 750                                                    [*]           [*]
------
 751            [*]         01275        C/A/S          [*]           [*]
------
 759                                                    [*]           [*]
------
 760                                                    [*]           [*]
------
 764                                                    [*]           [*]
------
 765                                                    [*]           [*]
------
 766                                                    [*]           [*]
------
 767            [*]         01276        C/A/S          [*]           [*]
------
 775                                                    [*]           [*]
------
 776                                                    [*]           [*]
------
------------------------------------------------------------------------------
Mon 02-02-04 09:53                      Page 7
------------------------------------------------------------------------------

  [*] Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                               PROJECT TRACKING
--------------------------------------------------------------------------------

ID        Sponsor        Study #        Type      Start          Finish
--------------------------------------------------------------------------------
780                                               [*]            [*]
------
781                                               [*]            [*]
------
782                                               [*]            [*]
------
783                                               [*]            [*]
------
784       [*]            01277          C/A/S     [*]            [*]
------
792                                               [*]            [*]
------
793                                               [*]            [*]
------
797       [*]            01283 Gr1      C/A/S     [*]            [*]
------
805                                               [*]            [*]
------
806                                               [*]            [*]
------
810       [*]            01283 Gr2                [*]            [*]
------
811                                               [*]            [*]
------
812                                               [*]            [*]
------
813       [*]            01285          C/A/S     [*]            [*]
------
821                                               [*]            [*]
------
822                                               [*]            [*]
------
826                                               [*]            [*]
------
827                                               [*]            [*]
------
828       [*]            01286          C/A/S     [*]            [*]
------
836                                               [*]            [*]
------
837                                               [*]            [*]
------
841                                               [*]            [*]
------
842                                               [*]            [*]
------
843       [*]            01287          C/A/S     [*]            [*]
------
851                                               [*]            [*]
------
852                                               [*]            [*]
------
856                                               [*]            [*]
------
857                                               [*]            [*]
------
858       [*]            01289 gr1      C/A/S     [*]            [*]
------
866                                               [*]            [*]
------
867                                               [*]            [*]
------
871       [*]            01289 gr2      C/A/S     [*]            [*]
------
872                                               [*]            [*]
------
873                                               [*]            [*]
------
874                                               [*]            [*]
------
875                                               [*]            [*]
--------------------------------------------------------------------------------
Mon 02-02-04 09:53                  Page 8
--------------------------------------------------------------------------------

  [*] Confidential portions omitted and filed separately with the Commission.

------------------------------------------------------------------------------
                               PROJECT TRACKING
------------------------------------------------------------------------------
  ID           Sponsor     Study #       Type          Start        Finish
------------------------------------------------------------------------------
 2215                      01290          A             [*]           [*]
------
 2216                                                   [*]           [*]
------
 2217                                                   [*]           [*]
------
  876           [*]         1291 gr1      C             [*]           [*]
------
  877                                                   [*]           [*]
------
  878                                                   [*]           [*]
------
  879                                                   [*]           [*]
------
  880                                                   [*]           [*]
------
  881                                                   [*]           [*]
------
  882                                                   [*]           [*]
------
  883                                                   [*]           [*]
------
  884           [*]        01291 gr2      C             [*]           [*]
------
  885                                                   [*]           [*]
------
  886                                                   [*]           [*]
------
  887                                                   [*]           [*]
------
  888                                                   [*]           [*]
------
  889                                                   [*]           [*]
------
  890                                                   [*]           [*]
------
  891                                                   [*]           [*]
------
  892           [*]        01291 gr3      C             [*]           [*]
------
  893                                                   [*]           [*]
------
  894                                                   [*]           [*]
------
  895                                                   [*]           [*]
------
  896                                                   [*]           [*]
------
  897                                                   [*]           [*]
------
  898                                                   [*]           [*]
------
  899                                                   [*]           [*]
------
  900           [*]        01291 gr4      C             [*]           [*]
------
  901                                                   [*]           [*]
------
  902                                                   [*]           [*]
------
  903                                                   [*]           [*]
------
  904                                                   [*]           [*]
------
  905                                                   [*]           [*]
------
  906                                                   [*]           [*]
------
  907                                                   [*]           [*]
------
  908           [*]        01292                        [*]           [*]
------------------------------------------------------------------------------
Mon 02-02-04 09:53                                    Page 9
------------------------------------------------------------------------------

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

------------------------------------------------------------------------------
                               PROJECT TRACKING
------------------------------------------------------------------------------
  ID           Sponsor     Study #       Type          Start        Finish
------------------------------------------------------------------------------
 913                                                    [*]          [*]
------
 914                                                    [*]          [*]
------
 915                                                    [*]          [*]
------
 916            [*]         01293                       [*]          [*]
------
 921                                                    [*]          [*]
------
 922                                                    [*]          [*]
------
 923                                                    [*]          [*]
------
 924            [*]         01294       C/A/S           [*]          [*]
------
 932                                                    [*]          [*]
------
 933                                                    [*]          [*]
------
 940                                                    [*]          [*]
------
 941                                                    [*]          [*]
------
 942                                                    [*]          [*]
------
 943                                                    [*]          [*]
------
 944                                                    [*]          [*]
------
 945            [*]         01295                       [*]          [*]
------
 953                                                    [*]          [*]
------
 954                                                    [*]          [*]
------
 961                                                    [*]          [*]
------
 962                                                    [*]          [*]
------
 963                                                    [*]          [*]
------
 964                                                    [*]          [*]
------
 965            [*]         01296       C/A/S           [*]          [*]
------
 973                                                    [*]          [*]
------
 974                                                    [*]          [*]
------
 978                                                    [*]          [*]
------
 979                                                    [*]          [*]
------
 980                                                    [*]          [*]
------
 981                                                    [*]          [*]
------
 982            [*]         01297         A             [*]          [*]
------
 983                                                    [*]          [*]
------
 984                                                    [*]          [*]
------
 985            [*]         01298         A             [*]          [*]
------
 986                                                    [*]          [*]
------
 990                                                    [*]          [*]
------
 991                                                    [*]          [*]
------------------------------------------------------------------------------
Mon 02-02-04 09:53                                    Page 10
------------------------------------------------------------------------------

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

------------------------------------------------------------------------------
                               PROJECT TRACKING
------------------------------------------------------------------------------
  ID           Sponsor     Study #       Type          Start        Finish
------------------------------------------------------------------------------
 992          Sedma Inc    01299        C/A/S           [*]           [*]
------
1000                                                    [*]           [*]
------
1001                                                    [*]           [*]
------
1005                                                    [*]           [*]
------
1006                                                    [*]           [*]
------
1007                                                    [*]           [*]
------
1008            [*]        01300                        [*]           [*]
------
1011                                                    [*]           [*]
------
1012                                                    [*]           [*]
------
1013                                                    [*]           [*]
------
1014                                                    [*]           [*]
------
1015            [*]        01301        C/A/S           [*]           [*]
------
1023                                                    [*]           [*]
------
1024                                                    [*]           [*]
------
1028                                                    [*]           [*]
------
1029                                                    [*]           [*]
------
1030                                                    [*]           [*]
------
1031            [*]        01302        C/A/S           [*]           [*]
------
1039                                                    [*]           [*]
------
1040                                                    [*]           [*]
------
1044                                                    [*]           [*]
------
1045                                                    [*]           [*]
------
1046                                                    [*]           [*]
------
1047            [*]        01303        C/A/S           [*]           [*]
------
1055                                                    [*]           [*]
------
1056                                                    [*]           [*]
------
1060                                                    [*]           [*]
------
1061                                                    [*]           [*]
------
1062                                                    [*]           [*]
------
1063            [*]        01304        C/A/S           [*]           [*]
------
1071                                                    [*]           [*]
------
1072                                                    [*]           [*]
------
1076                                                    [*]           [*]
------
1077                                                    [*]           [*]
------
1078                                                    [*]           [*]
------
1079            [*]        01305        C/A/S           [*]           [*]
------------------------------------------------------------------------------
Mon 02-02-04 09:53                                    Page 11
------------------------------------------------------------------------------

  [*] Confidential portions omitted and filed separately with the Commission.

------------------------------------------------------------------------------
                               PROJECT TRACKING
------------------------------------------------------------------------------
  ID           Sponsor     Study #       Type          Start        Finish
------------------------------------------------------------------------------
 1087                                                    [*]           [*]
------
 1088                                                    [*]           [*]
------
 1092                                                    [*]           [*]
------
 1093                                                    [*]           [*]
------
 1094                                                    [*]           [*]
------
 1095             [*]       01306        C/A/S           [*]           [*]
------
 1103                                                    [*]           [*]
------
 1104                                                    [*]           [*]
------
 1108                                                    [*]           [*]
------
 1109                                                    [*]           [*]
------
 1110                                                    [*]           [*]
------
 1111             [*]       01308        C/A/S           [*]           [*]
------
 1119                                                    [*]           [*]
------
 1120                                                    [*]           [*]
------
 1121             [*]       01311        C/A/S           [*]           [*]
------
 1129                                                    [*]           [*]
------
 1130                                                    [*]           [*]
------
 1134                                                    [*]           [*]
------
 1135                                                    [*]           [*]
------
 1136             [*]       01312         A/S            [*]           [*]
------
 1137                                                    [*]           [*]
------
 1138                                                    [*]           [*]
------
 1139                                                    [*]           [*]
------
 1140                                                    [*]           [*]
------
 1141                                                    [*]           [*]
------
 1142             [*]       01313        C/A/S           [*]           [*]
------
 1150                                                    [*]           [*]
------
 1151                                                    [*]           [*]
------
 1155                                                    [*]           [*]
------
 1156                                                    [*]           [*]
------
 1157             [*]       01314        C/A/S           [*]           [*]
------
 1165                                                    [*]           [*]
------
 1166                                                    [*]           [*]
------
 1170                                                    [*]           [*]
------
 1171                                                    [*]           [*]
------
 1172             [*]       01315        C/A/S           [*]           [*]
------------------------------------------------------------------------------
Mon 02-02-04 09:53                                    Page 12
------------------------------------------------------------------------------

  [*] Confidential portions omitted and filed separately with the Commission.

------------------------------------------------------------------------------
                               PROJECT TRACKING
------------------------------------------------------------------------------
  ID           Sponsor     Study #       Type          Start        Finish
------------------------------------------------------------------------------
 1180
------
 1181                                                   [*]           [*]
------
 1185                                                   [*]           [*]
------
 1186                                                   [*]           [*]
------
 1187                                                   [*]           [*]
------
 1188                                                   [*]           [*]
------
 1189           [*]         01317          S            [*]           [*]
------
 1190                                                   [*]           [*]
------
 1191           [*]         01318          S            [*]           [*]
------
 1192                                                   [*]           [*]
------
 1193           [*]         01319          S            [*]           [*]
------
 1194                                                   [*]           [*]
------
 1195           [*]         01320        C/A/S          [*]           [*]
------
 1203                                                   [*]           [*]
------
 1204                                                   [*]           [*]
------
 1211                                                   [*]           [*]
------
 1212                                                   [*]           [*]
------
 1213           [*]         01321        C/A/S          [*]           [*]
------
 1221                                                   [*]           [*]
------
 1222                                                   [*]           [*]
------
 1229                                                   [*]           [*]
------
 1230                                                   [*]           [*]
------
 1231                                                   [*]           [*]
------
 1232           [*]         01322 Gr1    C/A/S          [*]           [*]
------
 1240                                                   [*]           [*]
------
 1241                                                   [*]           [*]
------
 1245           [*]         01322 Gr2    C/A/S          [*]           [*]
------
 1246                                                   [*]           [*]
------
 1247                                                   [*]           [*]
------
 1248                                                   [*]           [*]
------
 1249                                                   [*]           [*]
------
 1250                                                   [*]           [*]
------
 1251                                                   [*]           [*]
------
 1252           [*]         01323        C/A/S          [*]           [*]
------
 1260                                                   [*]           [*]
------
 1261                                                   [*]           [*]
------------------------------------------------------------------------------
Mon 02-02-04 09:53                      Page 13
------------------------------------------------------------------------------

  [*] Confidential portions omitted and filed separately with the Commission.

------------------------------------------------------------------
                               PROJECT TRACKING
------------------------------------------------------------------
 ID      SPONSOR     STUDY#   TYPE    START      FINISH
------------------------------------------------------------------
1265                                    [*]        [*]
-----
1266                                    [*]        [*]
-----
1267                                    [*]        [*]
-----
1268                                    [*]        [*]
-----
1269        [*]       01324   C/A/S     [*]        [*]
-----
1277                                    [*]        [*]
-----
1278                                    [*]        [*]
-----
1279        [*]       01325   C/A/S     [*]        [*]
-----
1287                                    [*]        [*]
-----
1288                                    [*]        [*]
-----
1289                                    [*]        [*]
-----
1290                                    [*]        [*]
-----
1291                                    [*]        [*]
-----
1292                                    [*]        [*]
-----
1293        [*]       O1326     S       [*]        [*]
-----
1294                                    [*]        [*]
-----
1295        [*]       01331   C/A/S     [*]        [*]
-----
1303                                    [*]        [*]
-----
1304                                    [*]        [*]
-----
1308                                    [*]        [*]
-----
1309                                    [*]        [*]
-----
1310                                    [*]        [*]
-----
1311        [*]       01332   C/A/S     [*]        [*]
-----
1319                                    [*]        [*]
-----
1320                                    [*]        [*]
-----
1324                                    [*]        [*]
-----
1325                                    [*]        [*]
-----
1326                                    [*]        [*]
-----
1327        [*]       01335   C/A/S     [*]        [*]
-----
1330                                    [*]        [*]
-----
1331                                    [*]        [*]
-----
1332        [*]       01341    A/S      [*]        [*]
-----
1333                                    [*]        [*]
-----
1337                                    [*]        [*]
-----
1338                                    [*]        [*]
-----
1339                                    [*]        [*]
------------------------------------------------------------------
Mon 02-02-04 09:53                  Page 14

  [*] Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                               PROJECT TRACKING
--------------------------------------------------------------------------------
  ID            Sponsor         Study #      Type         Start        Finish
--------------------------------------------------------------------------------
 1340                                                       [*]           [*]
------
 1341            [*]               01342       A/S          [*]           [*]
------
 1342                                                       [*]           [*]
------
 1346                                                       [*]           [*]
------
 1347                                                       [*]           [*]
------
 1348                                                       [*]           [*]
------
 1349                                                       [*]           [*]
------
 1350            [*]               01343                    [*]           [*]
------
 1353                                                       [*]           [*]
------
 1354                                                       [*]           [*]
------
 1355                                                       [*]           [*]
------
 1356            [*]               01344 Gr1  C/A/S         [*]           [*]
------
 1364                                                       [*]           [*]
------
 1365                                                       [*]           [*]
------
 1372            [*]               01344 Gr2  C/A/S         [*]           [*]
------
 1373                                                       [*]           [*]
------
 1374                                                       [*]           [*]
------
 1375            [*]               01345 Gr1  C/A/S         [*]           [*]
------
 1383                                                       [*]           [*]
------
 1384                                                       [*]           [*]
------
 1391            [*]               01345      C/A/S         [*]           [*]
------
 1392                                                       [*]           [*]
------
 1393                                                       [*]           [*]
------
 1394            [*]               01346      C/A/S         [*]           [*]
------
 1399                                                       [*]           [*]
------
 1400                                                       [*]           [*]
------
 1404            [*]               01347      C/A/S         [*]           [*]
------
 1412                                                       [*]           [*]
------
 1413                                                       [*]           [*]
------
 1417            [*]               01348      C/A/S         [*]           [*]
------
 1425                                                       [*]           [*]
------
 1426                                                       [*]           [*]
------
 1427                                                       [*]           [*]
------
 1431                                                       [*]           [*]
------
 1432                                                       [*]           [*]
------
 1433            [*]               01349      C/A/S         [*]           [*]
--------------------------------------------------------------------------------
Mon 02-02-04 09:53                                                    Page 15
--------------------------------------------------------------------------------

  [*] Confidential portions omitted and filed separately with the Commission.

------------------------------------------------------------------------------
                               PROJECT TRACKING
------------------------------------------------------------------------------
  ID           Sponsor     Study #       Type          Start        Finish
------------------------------------------------------------------------------
 1441                                                   [*]           [*]
------
 1442                                                   [*]           [*]
------
 1443                                                   [*]           [*]
------
 1447                                                   [*]           [*]
------
 1448                                                   [*]           [*]
------
 1449           [*]         01350        S/A/S          [*]           [*]
------
 1457                                                   [*]           [*]
------
 1458                                                   [*]           [*]
------
 1462                                                   [*]           [*]
------
 1463                                                   [*]           [*]
------
 1464                                                   [*]           [*]
------
 1465           [*]         01351          A            [*]           [*]
------
 1466                                                   [*]           [*]
------
 1470                                                   [*]           [*]
------
 1471                                                   [*]           [*]
------
 1472                                                   [*]           [*]
------
 1473           [*]         01352 Gr1    C/A/S          [*]           [*]
------
 1481                                                   [*]           [*]
------
 1482                                                   [*]           [*]
------
 1486                                                   [*]           [*]
------
 1487                                                   [*]           [*]
------
 1488           [*]         01352 Gr2                   [*]           [*]
------
 1489                                                   [*]           [*]
------
 1490                                                   [*]           [*]
------
 1491           [*]         01354          A            [*]           [*]
------
 1492                                                   [*]           [*]
------
 1493                                                   [*]           [*]
------
 1494           [*]         01355                       [*]           [*]
------
 1497                                                   [*]           [*]
------
 1498                                                   [*]           [*]
------
 1499                                                   [*]           [*]
------
 1500           [*]         01356                       [*]           [*]
------
 1503                                                   [*]           [*]
------
 1504                                                   [*]           [*]
------
 1505                                                   [*]           [*]
------
 1506           [*]         01357        C/A/S          [*]           [*]
------------------------------------------------------------------------------
Mon 02-02-04 09:53                      Page 16
------------------------------------------------------------------------------

  [*] Confidential portions omitted and filed separately with the Commission.

------------------------------------------------------------------------------
                               PROJECT TRACKING
------------------------------------------------------------------------------
  ID           Sponsor     Study #       Type          Start        Finish
------------------------------------------------------------------------------
 1514                                                   [*]           [*]
------
 1515           [*]         01358                       [*]           [*]
------
 1518                                                   [*]           [*]
------
 1519                                                   [*]           [*]
------
 1520                                                   [*]           [*]
------
 1521           [*]         01359        C/A/S          [*]           [*]
------
 1529                                                   [*]           [*]
------
 1530                                                   [*]           [*]
------
 1534                                                   [*]           [*]
------
 1535                                                   [*]           [*]
------
 1536                                                   [*]           [*]
------
 1537           [*]         01360        C/A/S          [*]           [*]
------
 1545                                                   [*]           [*]
------
 1546                                                   [*]           [*]
------
 1550                                                   [*]           [*]
------
 1551                                                   [*]           [*]
------
 1552                                                   [*]           [*]
------
 1553           [*]         01361        C/A/S          [*]           [*]
------
 1561                                                   [*]           [*]
------
 1562                                                   [*]           [*]
------
 1566                                                   [*]           [*]
------
 1567                                                   [*]           [*]
------
 1568                                                   [*]           [*]
------
 1569           [*]         01362        C/A/S          [*]           [*]
------
 1577                                                   [*]           [*]
------
 1578                                                   [*]           [*]
------
 1582                                                   [*]           [*]
------
 1583                                                   [*]           [*]
------
 1584                                                   [*]           [*]
------
 1585           [*]         01363        C/A/S          [*]           [*]
------
 1590                                                   [*]           [*]
------
 1591                                                   [*]           [*]
------
 1592                                                   [*]           [*]
------
 1593                                                   [*]           [*]
------
 1594           [*]         01364          A            [*]           [*]
------
 1595                                                   [*]           [*]
------------------------------------------------------------------------------
Mon 02-02-04 09:53                      Page 17
------------------------------------------------------------------------------

  [*] Confidential portions omitted and filed separately with the Commission.

------------------------------------------------------------------------------
                               PROJECT TRACKING
------------------------------------------------------------------------------
  ID           Sponsor     Study #       Type          Start        Finish
------------------------------------------------------------------------------
 1599                                                   [*]           [*]
------
 1600                                                   [*]           [*]
------
 2220             [*]       01367         A             [*]           [*]
------
 2221                                                   [*]           [*]
------
 2222                                                   [*]           [*]
------
 1601             [*]       01368         C/S           [*]           [*]
------
 1609                                                   [*]           [*]
------
 1610                                                   [*]           [*]
------
 1611                                                   [*]           [*]
------
 1612                                                   [*]           [*]
------
 1613             [*]       01369         C/S           [*]           [*]
------
 1621                                                   [*]           [*]
------
 1622                                                   [*]           [*]
------
 1623                                                   [*]           [*]
------
 1624                                                   [*]           [*]
------
 2218             [*]       01370          S            [*]           [*]
------
 2219                                                   [*]           [*]
------
 1625             [*]       02001                       [*]           [*]
------
 1633                                                   [*]           [*]
------
 1634                                                   [*]           [*]
------
 1635             [*]       02002 Gr1     C/A/S         [*]           [*]
------
 1643                                                   [*]           [*]
------
 1644                                                   [*]           [*]
------
 1645                                                   [*]           [*]
------
 1646             [*]       02002 Gr2     C/A/S         [*]           [*]
------
 1647                                                   [*]           [*]
------
 1648                                                   [*]           [*]
------
 1649                                                   [*]           [*]
------
 1650             [*]       02002 Gr3     C/A/S         [*]           [*]
------
 1651                                                   [*]           [*]
------
 1652                                                   [*]           [*]
------
 1653                                                   [*]           [*]
------
 1654             [*]       02003                       [*]           [*]
------
 1662                                                   [*]           [*]
------
 1663                                                   [*]           [*]
------
 1664             [*]       02004                       [*]           [*]
------------------------------------------------------------------------------
Mon 02-02-04 09:53                                    Page 18
------------------------------------------------------------------------------

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

--------------------------------------------------------------------------------
                               PROJECT TRACKING
--------------------------------------------------------------------------------

  ID     Sponsor      Study #        Type      Start       Finish
--------------------------------------------------------------------------------
 1672                                           [*]         [*]
------
 1673                                           [*]         [*]
------
 1674      [*]         02005        C/A/S       [*]         [*]
------
 1682                                           [*]         [*]
------
 1683                                           [*]         [*]
------
 1684      [*]         02006          A         [*]         [*]
------
 1685                                           [*]         [*]
------
 1686                                           [*]         [*]
------
 1687                                           [*]         [*]
------
 1688                                           [*]         [*]
------
 1689      [*]         02007         C/S        [*]         [*]
------
 1697                                           [*]         [*]
------
 1698                                           [*]         [*]
------
 1699                                           [*]         [*]
------
 1700      [*]         02008        C/A/S       [*]         [*]
------
 1708                                           [*]         [*]
------
 1709                                           [*]         [*]
------
 1710                                           [*]         [*]
------
 1711                                           [*]         [*]
------
 1712      [*]         02009        C/A/S       [*]         [*]
------
 1720                                           [*]         [*]
------
 1721                                           [*]         [*]
------
 1722                                           [*]         [*]
------
 1723                                           [*]         [*]
------
 1724                                           [*]         [*]
------
 1725                                           [*]         [*]
------
 1726                                           [*]         [*]
------
 1727                                           [*]         [*]
------
 1728      [*]         02010        C/A/S       [*]         [*]
------
 1736                                           [*]         [*]
------
 1737                                           [*]         [*]
------
 1738                                           [*]         [*]
------
 1739                                           [*]         [*]
------
 1740                                           [*]         [*]
------
 1741                                           [*]         [*]
------
 1742      [*]         02011        C/A/S       [*]         [*]
--------------------------------------------------------------------------------
Mon 02-02-04 09:53                              Page 19
--------------------------------------------------------------------------------

    [*] Confidential portions omitted and filed separately with the Commission.

------------------------------------------------------------------------------
                               PROJECT TRACKING
------------------------------------------------------------------------------
  ID           Sponsor     Study #       Type          Start        Finish
------------------------------------------------------------------------------
 1750
------
 1751                                                   [*]           [*]
------
 1752                                                   [*]           [*]
------
 1753                                                   [*]           [*]
------
 1754                                                   [*]           [*]
------
 1755                                                   [*]           [*]
------
 1756           [*]         02012        A/S            [*]           [*]
------
 1757                                                   [*]           [*]
------
 1758                                                   [*]           [*]
------
 1759                                                   [*]           [*]
------
 1760                                                   [*]           [*]
------
 1761                                                   [*]           [*]
------
 1762           [*]         02013        C/A/S          [*]           [*]
------
 1767                                                   [*]           [*]
------
 1768                                                   [*]           [*]
------
 1769                                                   [*]           [*]
------
 1770                                                   [*]           [*]
------
 1771           [*]         02014          S            [*]           [*]
------
 1772                                                   [*]           [*]
------
 1773                                                   [*]           [*]
------
 1774           [*]         02015          S            [*]           [*]
------
 1775                                                   [*]           [*]
------
 1776                                                   [*]           [*]
------
 1777           [*]         02016          S            [*]           [*]
------
 1778                                                   [*]           [*]
------
 1779                                                   [*]           [*]
------
 1780           [*]         02017          S            [*]           [*]
------
 1781                                                   [*]           [*]
------
 1782                                                   [*]           [*]
------
 1783           [*]         02018          A            [*]           [*]
------
 1784                                                   [*]           [*]
------
 1785           [*]         02019          C            [*]           [*]
------
 1793                                                   [*]           [*]
------
 1794                                                   [*]           [*]
------
 1795           [*]         02020          C            [*]           [*]
------
 1803                                                   [*]           [*]
------------------------------------------------------------------------------
Mon 02-02-04 09:53                      Page 20
------------------------------------------------------------------------------

  [*] Confidential portions omitted and filed separately with the Commission.

------------------------------------------------------------------------------
                               PROJECT TRACKING
------------------------------------------------------------------------------
  ID           Sponsor     Study #       Type          Start        Finish
------------------------------------------------------------------------------
 1804                                                   [*]           [*]
------
 1805            [*]       02021       C/A/S            [*]           [*]
------
 1813                                                   [*]           [*]
------
 1814                                                   [*]           [*]
------
 1815                                                   [*]           [*]
------
 1816            [*]       02022       C/A/S            [*]           [*]
------
 1824                                                   [*]           [*]
------
 1825                                                   [*]           [*]
------
 1826                                                   [*]           [*]
------
 1827            [*]       02023       C/S              [*]           [*]
------
 1835                                                   [*]           [*]
------
 1836                                                   [*]           [*]
------
 1837            [*]       02024      C/A/S             [*]           [*]
------
 1845                                                   [*]           [*]
------
 1846                                                   [*]           [*]
------
 1847            [*]       02025        A               [*]           [*]
------
 1848                                                   [*]           [*]
------
 1849                                                   [*]           [*]
------
 1850                                                   [*]           [*]
------
 1851                                                   [*]           [*]
------
 1852                                                   [*]           [*]
------
 1853                                                   [*]           [*]
------
 1854                                                   [*]           [*]
------
 1855                                                   [*]           [*]
------
 1856                                                   [*]           [*]
------
 1857                                                   [*]           [*]
------
 1858                                                   [*]           [*]
------
 1859                                                   [*]           [*]
------
 1860                                                   [*]           [*]
------
 1861                                                   [*]           [*]
------
 1862                                                   [*]           [*]
------
 1863                                                   [*]           [*]
------
 1864                                                   [*]           [*]
------
 1865                                                   [*]           [*]
------
 1866                                                   [*]           [*]
------
 1867                      02026        A               [*]           [*]
------------------------------------------------------------------------------
Mon 02-02-04 09:53                                    Page 21
------------------------------------------------------------------------------

  [*] Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                               PROJECT TRACKING
--------------------------------------------------------------------------------

  ID     Sponsor      Study #        Type      Start       Finish
--------------------------------------------------------------------------------
 1868                                           [*]         [*]
------
 1869                                           [*]         [*]
------
 1870                                           [*]         [*]
------
 1871      [*]         02027          A/S       [*]         [*]
------
 1872                                           [*]         [*]
------
 1873      [*]         02028        C/A/S       [*]         [*]
------
 1881                                           [*]         [*]
------
 1882      [*]         02029        C/A/S       [*]         [*]
------
 1890                                           [*]         [*]
------
 1891      [*]         02030        C/A/S       [*]         [*]
------
 1899                                           [*]         [*]
------
 1900      [*]         02031        C/A/S       [*]         [*]
------
 1908                                           [*]         [*]
------
 1909      [*]         02032        C/A/S       [*]         [*]
------
 1917                                           [*]         [*]
------
 1918      [*]         02033                    [*]         [*]
------
 1926                                           [*]         [*]
------
 1927                                           [*]         [*]
------
 1928                                           [*]         [*]
------
 1929                                           [*]         [*]
------
 1930      [*]         02034                    [*]         [*]
------
 1934                                           [*]         [*]
------
 1935      [*]         02035                    [*]         [*]
------
 1939                                           [*]         [*]
------
 1940      [*]         02036                    [*]         [*]
------
 1945                                           [*]         [*]
------
 1946                                           [*]         [*]
------
 1947                                           [*]         [*]
------
 1948      [*]         02037                    [*]         [*]
------
 1953                                           [*]         [*]
------
 1954                                           [*]         [*]
------
 1955                                           [*]         [*]
------
 1956      [*]         02038        C/A/S       [*]         [*]
------
 1964                                           [*]         [*]
------
 1965                                           [*]         [*]
------
 1966                                           [*]         [*]
--------------------------------------------------------------------------------
Mon 02-02-04 09:53                              Page 22
--------------------------------------------------------------------------------

  [*] Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                               PROJECT TRACKING
--------------------------------------------------------------------------------

  ID     Sponsor      Study #        Type      Start       Finish
--------------------------------------------------------------------------------
 1967                                           [*]         [*]
------
 1968      [*]         02039        C/A/S       [*]         [*]
------
 1976                                           [*]         [*]
------
 1977                                           [*]         [*]
------
 1978      [*]         02040        C/A/S       [*]         [*]
------
 1986                                           [*]         [*]
------
 1987
------
 1988      [*]         02041        C/A/S       [*]         [*]
------
 1996                                           [*]         [*]
------
 1997                                           [*]         [*]
------
 1998      [*]         02042        C/A/S       [*]         [*]
------
 2006                                           [*]         [*]
------
 2007                                           [*]         [*]
------
 2008      [*]         02043        C/A/S       [*]         [*]
------
 2016                                           [*]         [*]
------
 2017      [*]         02044        C/A/S       [*]         [*]
------
 2025                                           [*]         [*]
------
 2026                                           [*]         [*]
------
 2027      [*]         02045        C/A/S       [*]         [*]
------
 2035                                           [*]         [*]
------
 2036                                           [*]         [*]
------
 2037      [*]         02046        C/A/S       [*]         [*]
------
 2042                                           [*]         [*]
------
 2043                                           [*]         [*]
------
 2044      [*]         02047          A         [*]         [*]
------
 2045                                           [*]         [*]
------
 2046      [*]         02048        C/A/S       [*]         [*]
------
 2054                                           [*]         [*]
------
 2055                                           [*]         [*]
------
 2056      [*]         02049        C/A/S       [*]         [*]
------
 2064                                           [*]         [*]
------
 2065                                           [*]         [*]
------
 2066      [*]         02050                    [*]         [*]
------
 2071                                           [*]         [*]
------
 2072                                           [*]         [*]
------
 2073                                           [*]         [*]
--------------------------------------------------------------------------------
Mon 02-02-04 09:53                              Page 23
--------------------------------------------------------------------------------

   [*] Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                               PROJECT TRACKING
--------------------------------------------------------------------------------

  ID     Sponsor      Study #        Type      Start       Finish
--------------------------------------------------------------------------------
 2074      [*]         02051                    [*]         [*]
------
 2082                                           [*]         [*]
------
 2083                                           [*]         [*]
------
 2084      [*]         02XXX                    [*]         [*]
------
 2085                                           [*]         [*]
------
 2086                                           [*]         [*]
------
 2087                                           [*]         [*]
------
 2088                                           [*]         [*]
------
 2089      [*]         02XXX                    [*]         [*]
------
 2090                                           [*]         [*]
------
 2091      [*]         02XXX        C/A/S       [*]         [*]
------
 2099                                           [*]         [*]
------
 2100                                           [*]         [*]
------
 2101      [*]         02XXX                    [*]         [*]
------
 2102                                           [*]         [*]
------
 2103      [*]         02XXX                    [*]         [*]
------
 2106                                           [*]         [*]
------
 2107      [*]         02xxx        C/S/D       [*]         [*]
------
 2115                                           [*]         [*]
------
 2116                                           [*]         [*]
------
 2117                                           [*]         [*]
------
 2118                                           [*]         [*]
------
 2119                                           [*]         [*]
------
 2120      [*]         02xxx        C/S/D       [*]         [*]
------
 2128                                           [*]         [*]
------
 2129                                           [*]         [*]
------
 2130      [*]         02xxx        C/A/S       [*]         [*]
------
 2138                                           [*]         [*]
------
 2139      [*]         02xxx                    [*]         [*]
------
 2147                                           [*]         [*]
------
 2148                                           [*]         [*]
------
 2149      [*]         02xxx                    [*]         [*]
------
 2157                                           [*]         [*]
------
 2158                                           [*]         [*]
------
  10                                Hold        [*]         [*]
------
  11       [*]         00247        C/A/S       [*]         [*]
--------------------------------------------------------------------------------
Mon 02-02-04 09:53                              Page 24
--------------------------------------------------------------------------------

   [*] Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                               PROJECT TRACKING
--------------------------------------------------------------------------------

  ID     Sponsor      Study #        Type      Start       Finish
--------------------------------------------------------------------------------
  15                                            [*]         [*]
------
  16       [*]         00251        C/A/S       [*]         [*]
------
  20                                            [*]         [*]
------
  24       [*]         00252        C/A/S       [*]         [*]
------
  28                                            [*]         [*]
------
  32       [*]         00253        C/A/S       [*]         [*]
------
  36                                            [*]         [*]
------
  40       [*]         00331          A         [*]         [*]
------
  41                                            [*]         [*]
------
  42       [*]         00331          A         [*]         [*]
------
  43                                            [*]         [*]
------
  44       [*]         00335        C/A/S       [*]         [*]
------
  48                                            [*]         [*]
------
  49       [*]         00338        C/A/S       [*]         [*]
------
  57                                            [*]         [*]
------
  58       [*]         01118          A         [*]         [*]
------
  62       [*]         01118          A         [*]         [*]
------
  66       [*]         01118          A         [*]         [*]
------
  70       [*]                                  [*]         [*]
------
  71       [*]         01120        C/A/S       [*]         [*]
------
  74       [*]                                  [*]         [*]
------
  78       [*]         01121        C/A/S       [*]         [*]
------
  81       [*]                                  [*]         [*]
------
  85       [*]         01131        C/S         [*]         [*]
------
  93       [*]                                  [*]         [*]
------
  94       [*]         01135        C/A/S       [*]         [*]
------
  98       [*]                                  [*]         [*]
------
 102       [*]         01152                    [*]         [*]
------
 106       [*]                                  [*]         [*]
------
 110       [*]         01158        C/A/S       [*]         [*]
------
 114       [*]                                  [*]         [*]
------
 118       [*]                                  [*]         [*]
------
 119       [*]                                  [*]         [*]
------
 120       [*]         01165                    [*]         [*]
------
 123       [*]                                  [*]         [*]
------
 124       [*]         01187                    [*]         [*]
--------------------------------------------------------------------------------
Mon 02-02-04 09:53                              Page 25
--------------------------------------------------------------------------------

   [*] Confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                               PROJECT TRACKING
--------------------------------------------------------------------------------

  ID     Sponsor      Study #        Type      Start       Finish
--------------------------------------------------------------------------------
 125                                            [*]         [*]
------
 126       [*]         01188        C/S         [*]         [*]
------
 127                                            [*]         [*]
------
 128                                            [*]         [*]
------
 129                                            [*]         [*]
------
 130       [*]         01219                    [*]         [*]
------
 131                                            [*]         [*]
------
 132       [*]         01225 Gr1    C/A/S       [*]         [*]
------
 140                                            [*]         [*]
------
 141                                            [*]         [*]
------
 145       [*]         01225 Gr2    C/A/S       [*]         [*]
------
 146                                            [*]         [*]
------
 147                                            [*]         [*]
------
 148       [*]         01279        C/A/S       [*]         [*]
------
 156                                            [*]         [*]
------
 157       [*]         01280        C/A/S       [*]         [*]
------
 165                                            [*]         [*]
------
 166       [*]         01288                    [*]         [*]
------
 170                                            [*]         [*]
------
 171                                            [*]         [*]
------
 172                                            [*]         [*]
------
 173       [*]         01309        C/A/S       [*]         [*]
------
 177                                            [*]         [*]
------
 178       [*]         01310        C/A/S       [*]         [*]
------
 182                                            [*]         [*]
------
 183       [*]         01327        C/A/S       [*]         [*]
------
 191                                            [*]         [*]
------
 192                                            [*]         [*]
------
 196       [*]         01328        C/A/S       [*]         [*]
------
 204                                            [*]         [*]
------
 205                                            [*]         [*]
------
 209       [*]         01329        C/A/S       [*]         [*]
------
 217                                            [*]         [*]
------
 218                                            [*]         [*]
------
 219                                            [*]         [*]
------
 220                                            [*]         [*]
--------------------------------------------------------------------------------
Mon 02-02-04 09:53                              Page 26
--------------------------------------------------------------------------------

  [*] Confidential portions omitted and filed separately with the Commission.

------------------------------------------------------------------------------
                               PROJECT TRACKING
------------------------------------------------------------------------------
  ID           Sponsor     Study #      Type           Start        Finish
------------------------------------------------------------------------------
 224             [*]       01330       C/A/S            [*]           [*]
------
 232                                                    [*]           [*]
------
 233                                                    [*]           [*]
------
 237             [*]      01333        C/A/S            [*]           [*]
------
 241                                                    [*]           [*]
------
 242                      01334        C/A/S            [*]           [*]
------
 246                                                    [*]           [*]
------
 247             [*]      01336                         [*]           [*]
------
 255                                                    [*]           [*]
------
 256                                                    [*]           [*]
------
 260             [*]      01337                         [*]           [*]
------
 268                                                    [*]           [*]
------
 269                                                    [*]           [*]
------
 273             [*]      01338                         [*]           [*]
------
 277                                                    [*]           [*]
------
 278             [*]      01339                         [*]           [*]
------
 282                                                    [*]           [*]
------
 283             [*]     01340                          [*]           [*]
------
 287                                                    [*]           [*]
------
 288             [*]     01366         C/A/S            [*]           [*]
------
 296                                                    [*]           [*]
------
 297             [*]     01xxx         C/A/S            [*]           [*]
------
 298                                                    [*]           [*]
------
 299             [*]     01xxx                          [*]           [*]
------
 303                                                    [*]           [*]
------
 304             [*]     01xxx                          [*]           [*]
------
 305                                                    [*]           [*]
------
 306                                   Amdt             [*]           [*]
------
 307                     98065         Amdt             [*]           [*]
------
 308                     98066         Amdt             [*]           [*]
------
 309                     99040-0016    Amdt             [*]           [*]
------
 310                     00267         Amdt             [*]           [*]
------
 311                     01116         Amdt             [*]           [*]
------
 312                     01268         Amdt             [*]           [*]
------
 313                     01269         Amdt             [*]           [*]
------------------------------------------------------------------------------
Mon 02-02-04 09:53                                    Page 27
------------------------------------------------------------------------------

[*] Confidential portions omitted and filed separately with the Commission.

       THIS DOCUMENT IS A COPY OF SCHEDULE 4.27 INTELLECTUAL PROPERTY TO
      EXHIBIT 10.13 FILED ON APRIL 2, 2002 PURSUANT TO RULE 201 TEMPORARY
                              HARDSHIP EXEMPTION.

                                  SCHEDULE 4.27

                              INTELLECTUAL PROPERTY

-     "Anapharm"

-     Domain names: see document attached hereto

-     Software licences: see document attached hereto.

-     Brochures:

      "The Human Touch"

      "Bioanalytical Methods"

                                                                             6-J

-----------------------------------------------------------------------------------------------------------------------------------
             Domain Name              Anapharm.qc.ca                     Anapharm.ca                    Anapharm.com
-----------------------------------------------------------------------------------------------------------------------------------
Number                                    385197                            385190                          N/AP
-----------------------------------------------------------------------------------------------------------------------------------
                                  Reseau d'Informations             Reseau d'Informations
Registrar                        Scientifiques du Quebec           Scientifiques du Quebec         NETWORK SOLUTIONS, INC.
                                       (RISQ Inc.)                       (RISQ Inc.)
-----------------------------------------------------------------------------------------------------------------------------------
Administrative contact                Jacques Vandry                    Jacques Vandry                 Jacques Vandry
-----------------------------------------------------------------------------------------------------------------------------------
Name of registrant                    Jacques Vandry                    Jacques Vandry                 Jacques Vandry
-----------------------------------------------------------------------------------------------------------------------------------

                              SOFTWARE AT ANAPHARM

   Software Name & Version       Expiration         Copies Number        Users Number       Major Costs of Renewal
Acrobat Reader                                                200                 200
ACT                                                            20                  20
BackupExec                                                     10                  10                      5,000 $
CESR v3                            Feb-02                     118                 118                     10,000 $
ChemStation                                                     8                   8
Chrom-Perfect                                                   8                   8
ClinTrial Simulator 2.0                                         1                   1
CPS 2000                                                       16                  16                      2,704 $
Crystal Report 6                                                4                   4
Dave 2.1                                                        4                   4
Disk Keep 5                                                     5                   5
Documentum                                                     75                  75                        39000
Dynamics 6.0                       Dec-01                       1                  14                     16,908 $
Easy CD Creator 3.5                                             2                   2
Entra-Pass NT 1.0                                               4                   4
EP2                                                            10                  10                        37500
Kinetica 2000                                                   1                   1
Legato                                                         30                   1                         5000
Mac Quan                                                        6                   3
Magic                              Jul-02                                                                  7,369 $
Mail Sweeper                                                    1                   1
Microsoft Exchange 5.5                                          1                 170
Millesium 3.2                                                   6                   6                      3,000 $
MSP 98/2000                                                    40                  40
Norton Antivirus                                              225                 225
Office 97/2000                                                225                 225
OmniPage (Pro-9)                                                2                   1
Oracle                             Apr-02                     200                                         14,400 $
PDK                                                        10 000                 400        Refer to Dynamics 6.0
PGP                                                             1                 100
PIX                                                             1                   1                      3,000 $
Rees                                                            1                   1                      9,000 $
SAS 6.12                           Oct-02                       4                   4                      9,123 $
Virtual Tower                                                   1                   1
Visio Pro 2000                                                  2                   2
Visual Fortran                                                  1                   1
Watson 6.2                         Mar-02                     500                 300                    116,250 $
Windows NT/2000                                               225                 225
Winn Mix 1.0                                                    1                   1
Winn Online 3.0 Prof.                                           1                   1

                                    1 of 1

THIS DOCUMENT IS A COPY OF SCHEDULE 4.33 EMPLOYMENT MATTERS TO EXHIBIT 10.13 FILED ON APRIL 2, 2002 PURSUANT TO RULE 201 TEMPORARY HARDSHIP EXEMPTION.


                                 SCHEDULE 4.33

                              EMPLOYMENT MATTERS


(a) Employees' list; vacation entitlement; commissions and bonuses: see documents attached hereto.

(b)  Employment Contracts of [**] see documents attached hereto;

(c)  Benefit Plan: see document attached hereto;

(e)  None;

(g)  None.



[*]  Confidential portions omitted and filed separately with the Commission.

                                 SCHEDULE 4.33

                              EMPLOYMENT MATTERS

                     [Summary of French Written Documents]


(A) Employees' list; vacation entitlement; commissions and bonuses: see documents attached hereto.

    The first chart refers to an employees' list stating:

    (i)    their names
    (ii)   the division name for which they are working for;
    (iii)  the abbreviation of their function;
    (iv)   their employee status:  part time or full time;
    (v)    their type of remuneration (per hour or fix salary);
    (vi)   date of hiring;
    (vii)  hourly rate;
    (vii)  annual salary.

    The second chart refers to the accrued vacation per employee for the year 2001-2002 (April 30, 2002).

(B) Employment Contracts of [*]:  see documents attached hereto;

    [*]employment contract:

     - job title:      [*]
     - annual salary:  $[*]
     - vacations:      [*] weeks;
     - [*]
     - term:           [*]

    [*]employment contract:

     - job title:      [*]
     - annual salary:  [*]
     - vacations:      [*]weeks;
     - [*]
     - term:     [*]

     [*] Confidential portions omitted and filed separately with the Commission.

                                 Anapharm Inc
              Liste des employes par site par division par poste
                                 Au 2002-02-01

----------------------------------------------------------------------------------------------------------------------
Site         Nom        Prenom         Division   Poste    Statut   Type           Embauche   Taux     Salaire annuel
----------------------------------------------------------------------------------------------------------------------
QC           [*]        [*]            [*]        AGARCH   Full     Horaire        [*]        [*]             [*]     [*]   [*]
QC           [*]        [*]            [*]        DIRAQ    Full     Salaire fixe   [*]        [*]             [*]     [*]   [*]
QC           [*]        [*]            [*]        INSPAQ   Part     Horaire        [*]        [*]             [*]     [*]   [*]
QC           [*]        [*]            [*]        INSPAQ   Full     Horaire        [*]        [*]             [*]     [*]   [*]
QC           [*]        [*]            [*]        INSPAQ   Full     Horaire        [*]        [*]             [*]     [*]   [*]
QC           [*]        [*]            [*]        INSPAQ   Full     Horaire        [*]        [*]             [*]     [*]   [*]
QC           [*]        [*]            [*]        INSPAQ   Full     Horaire        [*]        [*]             [*]     [*]   [*]
QC           [*]        [*]            [*]        INSPAQ   Part     Horaire        [*]        [*]             [*]     [*]   [*]
QC           [*]        [*]            [*]        INSPAQ   Full     Horaire        [*]        [*]             [*]     [*]   [*]
QC           [*]        [*]            [*]        INSPAQ   Full     Horaire        [*]        [*]             [*]     [*]   [*]
QC           [*]        [*]            [*]        INSSAQ   Full     Horaire        [*]        [*]             [*]     [*]   [*]
QC           [*]        [*]            [*]        INSSAQ   Full     Horaire        [*]        [*]             [*]     [*]   [*]
QC           [*]        [*]            [*]        PRARCH   Full     Horaire        [*]        [*]             [*]     [*]   [*]
QC           [*]        [*]            [*]        PRARCH   Full     Horaire        [*]        [*]             [*]     [*]   [*]
QC           [*]        [*]            [*]        RESAQ    Full     Salaire fixe   [*]        [*]             [*]     [*]   [*]
QC           [*]        [*]            [*]        RESFOR   Full     Salaire fixe   [*]        [*]             [*]     [*]   [*]
QC           [*]        [*]            [*]        SECDIV   Full     Horaire        [*]        [*]             [*]     [*]   [*]
QC           [*]        [*]            [*]        INSPAQ   Full     Horaire        [*]        [*]             [*]     [*]   [*]
QC           [*]        [*]            [*]        INSPAQ   Full     Horaire        [*]        [*]             [*]     [*]   [*]
QC           [*]        [*]            [*]        COAQ     Full     Salaire fixe   [*]        [*]             [*]     [*]   [*]
QC           [*]        [*]            [*]        INSPAQ   Full     Horaire        [*]        [*]             [*]     [*]   [*]
QC           [*]        [*]            [*]        INSPAQ   Part     Horaire        [*]        [*]             [*]     [*]   [*]
QC           [*]        [*]            [*]        INSPAQ   Full     Horaire        [*]        [*]             [*]     [*]   [*]
QC           [*]        [*]            [*]        INSPAQ   Full     Horaire        [*]        [*]             [*]     [*]   [*]
QC           [*]        [*]            [*]        INSPAQ   Part     Horaire        [*]        [*]             [*]     [*]   [*]
QC           [*]        [*]            [*]        INSPAQ   Full     Horaire        [*]        [*]             [*]     [*]   [*]
QC           [*]        [*]            [*]        INSPAQ   Full     Horaire        [*]        [*]             [*]     [*]   [*]
QC           [*]        [*]            [*]        INSPAQ   Full     Horaire        [*]        [*]             [*]     [*]   [*]
QC           [*]        [*]            [*]        INSSAQ   Full     Horaire        [*]        [*]             [*]     [*]   [*]
QC           [*]        [*]            [*]        INSSAQ   Full     Horaire        [*]        [*]             [*]     [*]   [*]
----------------------------------------------------------------------------------------------------------------------
QUALITY INSURANCE                                                                                             $0.00
----------------------------------------------------------------------------------------------------------------------


QC           [*]        [*]            [*]        ACHADJ   Full     Horaire        [*]        [*]             [*]     [*]   [*]
QC           [*]        [*]            [*]        ADJDIR   Full     Salaire fixe   [*]        [*]             [*]     [*]   [*]
QC           [*]        [*]            [*]        COAPPR   Full     Salaire fixe   [*]        [*]             [*]     [*]   [*]
QC           [*]        [*]            [*]        COGPRO   Full     Salaire fixe   [*]        [*]             [*]     [*]   [*]
QC           [*]        [*]            [*]        COPAIE   Full     Salaire fixe   [*]        [*]             [*]     [*]   [*]
QC           [*]        [*]            [*]        COSTCP   Full     Salaire fixe   [*]        [*]             [*]     [*]   [*]
QC           [*]        [*]            [*]        CTBADJ   Full     Salaire fixe   [*]        [*]             [*]     [*]   [*]
QC           [*]        [*]            [*]        DIRFIN   Full     Salaire fixe   [*]        [*]             [*]     [*]   [*]
QC           [*]        [*]            [*]        DIRGEN   Full     Salaire fixe   [*]        [*]             [*]     [*]   [*]
QC           [*]        [*]            [*]        ETU      Part     Horaire        [*]        [*]             [*]     [*]   [*]
QC           [*]        [*]            [*]        FINADJ   Full     Salaire fixe   [*]        [*]             [*]     [*]   [*]
QC           [*]        [*]            [*]        MAGASI   Full     Horaire        [*]        [*]             [*]     [*]   [*]
QC           [*]        [*]            [*]        MAGASI   Full     Horaire        [*]        [*]             [*]     [*]   [*]
QC           [*]        [*]            [*]        PRSTEC   Part     Horaire        [*]        [*]             [*]     [*]   [*]
QC           [*]        [*]            [*]        RECEPT   Full     Horaire        [*]        [*]             [*]     [*]   [*]

  [*] Confidential portions omitted and filed separately with the Commission.

                                 Page 1 de 10

                                 Anapharm Inc
              Liste des employes par site par division par poste
                                 Au 2002-02-01

----------------------------------------------------------------------------------------------------------------------
Site         Nom        Prenom         Division   Poste    Statut   Type           Embauche   Taux      Salaire annuel
----------------------------------------------------------------------------------------------------------------------
QC           [*]        [*]            [*]        TCPAYA   Full     Horaire        [*]        [*]               [*]    [*]    [*]
QC           [*]        [*]            [*]        TCRECE   Full     Horaire        [*]        [*]               [*]    [*]    [*]
QC           [*]        [*]            [*]        TECCTB   Full     Horaire        [*]        [*]               [*]    [*]    [*]
QC           [*]        [*]            [*]        TECCTB   Full     Horaire        [*]        [*]               [*]    [*]    [*]
QC           [*]        [*]            [*]        TECCTB   Full     Horaire        [*]        [*]               [*]    [*]    [*]
----------------------------------------------------------------------------------------------------------------------

ADMINISTRATION                                                                                                  $0.00
----------------------------------------------------------------------------------------------------------------------

QC           [*]        [*]            [*]        ANALYS   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        ANALYS   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        ANALYS   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        ANALYS   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        ANALYS   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        ANALYS   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        ANALYS   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        ANALYS   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        ANALYS   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        ANALYS   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        ANALYS   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        CHEFEC   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        COPROC   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        COPROJ   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        COPROJ   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        COPROJ   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        COPROJ   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        COPROJ   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        CSTREF   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        CSTREF   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        DIRADB   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        DIRADB   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        DIRBIO   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        INSPCQ   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        INSPCQ   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        INSPCQ   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        INSPCQ   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        INSPCQ   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        INSPCQ   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        INSPCQ   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        INSPCQ   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        INSPCQ   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        INSPCQ   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        INSPCQ   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        OPEINS   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        OPEINS   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        OPEINS   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        OPEINS   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PRECHA   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PRECHA   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PRECHA   Full     Horaire        [*]        [*]               [*]   [*]   [*]

   [*] Confidential portions omitted and filed separately with the Commission.

                                 Page 2 de 10

                                 Anapharm Inc
              Liste des employes par site par division par poste
                                 Au 2002-02-01

----------------------------------------------------------------------------------------------------------------------
Site         Nom        Prenom         Division   Poste    Statut   Type           Embauche   Taux      Salaire annuel
----------------------------------------------------------------------------------------------------------------------
QC           [*]        [*]            [*]        PRECHA   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PRECHA   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PRECHA   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PRECHA   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PRECHA   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PRSDON   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PRSTEC   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PRSTEC   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PRSTEC   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PRSTEC   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PRSTEC   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PRSTEC   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        RESFOR   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        RESSPH   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        SEC      Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        SEC      Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        SEC      Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        SEC      Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        SEC      Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECLAB   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECLAB   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECLAB   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECLAB   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECLAB   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECLAB   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECLAB   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECLAB   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECLAB   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECLAB   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECLAB   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECLAB   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECLAB   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECLAB   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECLAB   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECLAB   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECLAB   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECLAB   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECLAB   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECLAB   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECLAB   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECLAB   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECLAB   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECLAB   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECLAB   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECLAB   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECLAB   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECLAB   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECLAB   Full     Horaire        [*]        [*]               [*]   [*]   [*]

   [*] Confidential portions omitted and filed separately with the Commission.

                                 Page 3 de 10

                                 Anapharm Inc
              Liste des employes par site par division par poste
                                 Au 2002-02-01

----------------------------------------------------------------------------------------------------------------------
Site         Nom        Prenom         Division   Poste    Statut   Type           Embauche   Taux      Salaire annuel
----------------------------------------------------------------------------------------------------------------------
QC           [*]        [*]            [*]        TECLAB   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECLAB   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECLAB   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECLAB   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECLAB   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECLAB   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECLAB   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECLAB   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECLAB   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECLAB   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECLAB   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECLAB   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECLAB   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECLAB   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECLAB   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECLAB   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECLAB   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECLAB   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECLRD   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECMEQ   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECMEQ   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECTRD   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECTRD   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECTRD   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECTRD   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECTRD   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECTRD   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECTRD   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECTRD   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECVAL   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        VPRANA   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        ADMAPP   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        ANALYS   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        ANALYS   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        ANALYS   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        ANALYS   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        ANALYS   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        ANALYS   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        ANALYS   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        ANALYS   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        CORECH   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        CORECH   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        SECDIB   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        SPCHRO   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECLAB   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECLRD   Full     Horaire        [*]        [*]               [*]   [*]   [*]
----------------------------------------------------------------------------------------------------------------------
ANALYTICAL                                                                                                      $0.00
----------------------------------------------------------------------------------------------------------------------

  [*] Confidential portions omitted and filed separately with the Commission.

                                 Page 4 de 10

                                 Anapharm Inc
              Liste des employes par site par division par poste
                                 Au 2002-02-01

----------------------------------------------------------------------------------------------------------------------
Site         Nom        Prenom         Division   Poste    Statut   Type           Embauche   Taux      Salaire annuel
----------------------------------------------------------------------------------------------------------------------
QC           [*]        [*]            [*]        AIDPLA   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        AIDPLA   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        COCQ     Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        COCQ     Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        COFORM   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        COLABO   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        COMAIN   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        COMON    Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        COPROJ   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        COPROJ   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        COPROJ   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        COPROJ   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        COPROJ   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        COPROJ   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        COPROP   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        COSTEC   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        DIRADJ   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        DIRMAD   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        DIRMED   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        DIRSDC   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        INFFOP   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        INFFOR   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        INFIRM   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        INFIRM   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        INFIRM   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        INFIRM   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        INFIRM   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        INFIRM   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        INFIRM   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        INFIRM   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        INSPCQ   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        INSPCQ   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        INSPCQ   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        INSPCQ   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        INSPCQ   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PRETIQ   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PRMAIN   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PRMAIN   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PRPDON   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PRPDON   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PRSDON   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PRSTAF   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PRSTEC   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PRSTEC   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PRSTEC   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PRSTEC   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PRSTEC   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PRSTEC   Part     Horaire        [*]        [*]               [*]   [*]   [*]

[*] Confidential portions omitted and filed separately with the Commission.

                                 Page 5 de 10

                                 Anapharm Inc
              Liste des employes par site par division par poste
                                 Au 2002-02-01

----------------------------------------------------------------------------------------------------------------------
Site         Nom        Prenom         Division   Poste    Statut   Type           Embauche   Taux      Salaire annuel
----------------------------------------------------------------------------------------------------------------------
QC           [*]        [*]            [*]        PRSTEC   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PRSTEC   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PRSTEC   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PRSTEC   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PRSTEC   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PRSTEC   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PRSTEC   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PRSTEC   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PRSTEC   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PRSTEC   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PRSTEC   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PRSTEC   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PRSTEC   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        REDCLI   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        REDCLI   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        REDCLP   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        SECDIR   Full     Salaire Fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECBDO   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECHNO   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECHNO   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECHNO   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECHNO   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECHNO   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECHNO   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECHNO   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECHNO   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECHNO   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECHNO   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECHNO   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECHNO   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECHNO   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECHNO   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECHNO   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECHNO   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECHNO   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECHNO   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECVAL   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TELSAD   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TMEDIC   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TMEDIC   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TMEFOR   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        VPRCLI   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        COBDON   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        COMAIN   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        COPROJ   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        COPROJ   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        COPROJ   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        COSTEC   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]


  [*] Confidential portions omitted and filed separately with the Commission.

                                 Anapharm Inc
              Liste des employes par site par division par poste
                                 Au 2002-02-01

----------------------------------------------------------------------------------------------------------------------
Site         Nom        Prenom         Division   Poste    Statut   Type           Embauche   Taux      Salaire annuel
----------------------------------------------------------------------------------------------------------------------
QC           [*]        [*]            [*]        INFFOR   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        INFIRM   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        INFIRM   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        INFIRM   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        INFIRM   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        INFIRM   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        INSPCQ   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        INSPCQ   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PRMAIN   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PRPDON   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PRPDON   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PRSTAF   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PRSTEC   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PRSTEC   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PRSTEC   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PRSTEC   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PRSTEC   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PRSTEC   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PRSTEC   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PRSTEC   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PRSTEC   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PRSTEC   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PRSTEC   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PRSTEC   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PRSTEC   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PRSTEC   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PRSTEC   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PSTFOR   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        RECEPT   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        RESCQ    Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        RESOPE   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        SEC      Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECHNO   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECHNO   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECHNO   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECHNO   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECHNO   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECHNO   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECHNO   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECHNO   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECHNO   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECHNO   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECHNO   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TMEDIC   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        AGRECR   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        AGRECR   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        AGRECR   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        AGRECR   Part     Horaire        [*]        [*]               [*]   [*]   [*]


  [*] Confidential portions omitted and filed separately with the Commission.

                                 Anapharm Inc
              Liste des employes par site par division par poste
                                 Au 2002-02-01

----------------------------------------------------------------------------------------------------------------------
Site         Nom        Prenom         Division   Poste    Statut   Type           Embauche   Taux      Salaire annuel
----------------------------------------------------------------------------------------------------------------------
QC           [*]        [*]            [*]        AGRECR   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        AGRECR   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        AGSEL    Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        AGSEL    Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        AGSEL    Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        APRECR   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        APRECR   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        APRECR   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        APRECR   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        COSEL    Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        INFIRM   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        INFIRM   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PRPUB    Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PRSEL    Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PRSTEC   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PRSTEC   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECHNO   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        INFIRM   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECHNO   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECHNO   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        AGRECR   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        AGRECR   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        AGRECR   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        AGRECR   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        AGRECR   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        AGSEL    Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        APRECR   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        CORES    Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        INFIRM   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        INFIRM   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PRSTEC   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PRSTEC   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        RESRES   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECHNO   Full     Horaire        [*]        [*]               [*]   [*]   [*]
----------------------------------------------------------------------------------------------------------------------

ANALYTICAL                                                                                                      $0.00
----------------------------------------------------------------------------------------------------------------------
QC           [*]        [*]            [*]                                         [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        CORH     Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        CODOT    Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        COFDOT   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        COSST    Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        DIRRH    Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        SECDIV   Full     Horaire        [*]        [*]               [*]   [*]   [*]
----------------------------------------------------------------------------------------------------------------------

HUMAN RESSOURCES                                                                                                $0.00
----------------------------------------------------------------------------------------------------------------------
QC           [*]        [*]            [*]                                         [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        ASSREG   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        ASGDOC   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        ASSCIE   Full     Horaire        [*]        [*]               [*]   [*]   [*]

  [*] Confidential portions omitted and filed separately with the Commission.

                                 Page 8 de 10

                                 Anapharm Inc
              Liste des employes par site par division par poste
                                 Au 2002-02-01

----------------------------------------------------------------------------------------------------------------------
Site         Nom        Prenom         Division   Poste    Statut   Type           Embauche   Taux      Salaire annuel
----------------------------------------------------------------------------------------------------------------------
QC           [*]        [*]            [*]        ASSTRD   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        BIOSTA   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        BIOSTA   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        COSASR   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        DIRAGP   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        DIRSCI   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        GESPRO   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        GESPRO   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        GESPRO   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        GESPRO   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        GESPRO   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        GESPRO   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        GESPRO   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PHARMA   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PHARMA   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PHARMA   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PHARMA   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        REDSCI   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        REDSCI   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        REDSCI   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        REDSCI   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        RESREG   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        SECDIV   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        SECGPR   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        SECREP   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        SECREP   Full     Horaire        [*]        [*]               [*]   [*]   [*]
----------------------------------------------------------------------------------------------------------------------

SCIENTIFIC AND REGULATORY AFFAIRS                                                                               $0.00
----------------------------------------------------------------------------------------------------------------------
QC           [*]        [*]            [*]        TECINF   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        ADMSYS   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        ANADEV   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        ANAVAL   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        COSBUR   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        COSTTI   Full     Salaire Fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        DIRTI    Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PROGAN   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        RESCEL   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        RESING   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        SECDIV   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECINF   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECINF   Part     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECINF   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECINF   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TECINF   Full     Horaire        [*]        [*]               [*]   [*]   [*]
----------------------------------------------------------------------------------------------------------------------

INFORMATION TECHNOLOGY                                                                               [*]
----------------------------------------------------------------------------------------------------------------------
QC           [*]        [*]            [*]        COMARK   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]

  [*] Confidential portions omitted and filed separately with the Commission.

                                 Page 9 de 10

                                 Anapharm Inc
              Liste des employes par site par division par poste
                                 Au 2002-02-01

----------------------------------------------------------------------------------------------------------------------
Site         Nom        Prenom         Division   Poste    Statut   Type           Embauche   Taux      Salaire annuel
----------------------------------------------------------------------------------------------------------------------
QC           [*]        [*]            [*]        COPRCT   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        DIRDEV   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        PRESID   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        RESDEV   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        RESDEV   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        RESDEV   Full     Salaire fixe   [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        SEC      Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        SECDIV   Full     Horaire        [*]        [*]               [*]   [*]   [*]
QC           [*]        [*]            [*]        TEPRCT   Full     Horaire        [*]        [*]               [*]   [*]   [*]
----------------------------------------------------------------------------------------------------------------------

BUSINESS DEVELOPMENT                                                                                            $0.00
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                                    [*]
----------------------------------------------------------------------------------------------------------------------

                                              ------------------------------------------------------------------------
                                               TERMINATION PAYMENT                                  [*]
                                              ------------------------------------------------------------------------

                                               Split:

                                               Regular employees                                    [*]
                                               Upper Management                                     [*]
                                               BD representatives                                   [*]
                                                                                                   -------------------
                                                                                                    [*]
                                                                                                   ===================

  [*] Confidential portions omitted and filed separately with the Commission.

                                 Page 10 de 10

Anapharm Inc.
Accru des vacances 2001-2002
Au 30 avril 2002

                                                                                    Anciennete
                                                                       Anciennete      vs.                     Jours de
 CPS ID      Nom       Prenom      Statut       Type        Poste       Date Reg.    Embauche      % Vac.         Vac.
[*]        [*]        [*]           Full     Salaire Fixe   PHARMA     [*]          [*]           [*]         [*]
[*]        [*]        [*]           Full     Salaire Fixe   COFORM     [*]          [*]           [*]         [*]
[*]        [*]        [*]           Full                    TECLAB     [*]          [*]           [*]         [*]
[*]        [*]        [*]           Full                    PRESTEC    [*]          [*]           [*]         [*]
[*]        [*]        [*]           Full                    PRECHA     [*]          [*]           [*]         [*]
[*]        [*]        [*]           Full     Salaire Fixe   REDSCI     [*]          [*]           [*]         [*]
[*]        [*]        [*]           Full                    ACHADJ     [*]          [*]           [*]         [*]
[*]        [*]        [*]           Full     Salaire Fixe   ANALYS     [*]          [*]           [*]         [*]
[*]        [*]        [*]           Full                    INSPCQ     [*]          [*]           [*]         [*]
[*]        [*]        [*]           Full     Salaire Fixe   DIRADJ     [*]          [*]           [*]         [*]
[*]        [*]        [*]           Full                    TECLAB     [*]          [*]           [*]         [*]
[*]        [*]        [*]           Full                    ASSREG     [*]          [*]           [*]         [*]
[*]        [*]        [*]           Full                    SEC        [*]          [*]           [*]         [*]
[*]        [*]        [*]           Full                    TECLAB     [*]          [*]           [*]         [*]
[*]        [*]        [*]           Full                    INSPCQ     [*]          [*]           [*]         [*]
[*]        [*]        [*]           Full                    TECLAB     [*]          [*]           [*]         [*]
[*]        [*]        [*]           Full                    TECLAB     [*]          [*]           [*]         [*]
[*]        [*]        [*]           Full     Salaire Fixe   ANALYS     [*]          [*]           [*]         [*]
[*]        [*]        [*]           Full                    PRESTEC    [*]          [*]           [*]         [*]
[*]        [*]        [*]           Full     Salaire Fixe   COSEL      [*]          [*]           [*]         [*]
[*]        [*]        [*]           Full                    AGARCH     [*]          [*]           [*]         [*]
[*]        [*]        [*]           Full                    COFORM     [*]          [*]           [*]         [*]
[*]        [*]        [*]           Full     Salaire Fixe   COPROJ     [*]          [*]           [*]         [*]
[*]        [*]        [*]           Full                    OPEINS     [*]          [*]           [*]         [*]
[*]        [*]        [*]           Full                    TECLAB     [*]          [*]           [*]         [*]
[*]        [*]        [*]           Full                    OPEINS     [*]          [*]           [*]         [*]
[*]        [*]        [*]           Full                    INSPCQ     [*]          [*]           [*]         [*]
[*]        [*]        [*]           Full                    INFFOR     [*]          [*]           [*]         [*]
[*]        [*]        [*]           Full                    INSPCQ     [*]          [*]           [*]         [*]
[*]        [*]        [*]           Full                    TELSAD     [*]          [*]           [*]         [*]
[*]        [*]        [*]           Full                    INSPCQ     [*]          [*]           [*]         [*]
[*]        [*]        [*]           Full     Salaire Fixe   DIRADJ     [*]          [*]           [*]         [*]
[*]        [*]        [*]           Full                    INFIRM     [*]          [*]           [*]         [*]
[*]        [*]        [*]           Full                    TECLAB     [*]          [*]           [*]         [*]
[*]        [*]        [*]           Full                    COPROJ     [*]          [*]           [*]         [*]
[*]        [*]        [*]           Full     Salaire Fixe   GESPRO     [*]          [*]           [*]         [*]
[*]        [*]        [*]           Full     **             RESREG     [*]          [*]           [*]         [*]
[*]        [*]        [*]           Full                    PRECHA     [*]          [*]           [*]         [*]
[*]        [*]        [*]           Full                    TECLAB     [*]          [*]           [*]         [*]
[*]        [*]        [*]           Full                    PRECHA     [*]          [*]           [*]         [*]
[*]        [*]        [*]           Full                    PRESTEC    [*]          [*]           [*]         [*]
[*]        [*]        [*]           Full                    INSPCQ     [*]          [*]           [*]         [*]
[*]        [*]        [*]           Full     Salaire Fixe   DIRGEN     [*]          [*]           [*]         [*]
[*]        [*]        [*]           Full                    INSPCQ     [*]          [*]           [*]         [*]
[*]        [*]        [*]           Full                    PRESTEC    [*]          [*]           [*]         [*]
[*]        [*]        [*]           Full                    ANALYS     [*]          [*]           [*]         [*]

 [*] Confidential portions omitted and filed separately with the Commission.

                                    1 of 9

[*]            [*]            [*]       Full                     TECCTB         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     PRESDO         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     APRECR         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   CTBADJ         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   COPROJ         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     REDSCI         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     PRETIQ         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     PRESTEC        [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     PRESTEC        [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   COCQ           [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     PRECHA         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     PRECHA         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     INFIRM         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TEPRCT         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   COPROJ         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     GESPRO         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     ASSTRD         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     RECEPT         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     INSPCQ         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     GESPRO         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     PREMAIN        [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     PRMAIN         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     PRPDON         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   FINADJ         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     APRECR         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECHNO         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECLAB         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     INSPCQ         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     MAGASI         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     CHEFEC         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECLAB         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECLAB         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   DIRADJ         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     AGSEL          [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     ANADEV         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   COPROJ         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     PRESTEC        [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   COPROJ         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     PRESDO         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECTRD         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     BOISTA         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   DIRADJ         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   COPROJ         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     OPEINS         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   COSTEC         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECLAB         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECLAB         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     INSPCQ         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   DIRADJ         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     SEC            [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     ANAVAL         [*]       [*]       [*]       [*]

 [*] Confidential portions omitted and filed separately with the Commission.

                                    2 of 9

[*]            [*]            [*]       Full      Salaire Fixe   COPROJ         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECTRD         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECLAB         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     INFIRM         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECLAB         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     RESDEV         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECCTB         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECMEQ         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     SEC            [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   COLABO         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     SEC            [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECLAB         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     INSPCQ         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     APRECR         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECINF         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   VPRCLI         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   COBDON         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     CSTREF         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   DIRCQ          [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TEMFOR         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   ANALYS         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     INSPCQ         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   RESCEL         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECTRD         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     INFIRM         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECLAB         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   RESSPH         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     OPEINS         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     COSTEC         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   COBDON         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     PREMAIN        [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECINF         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECTRD         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECLAB         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     INSPAQ         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     PRESTEC        [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     INSPCQ         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     PRECHA         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     INSPAQ         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECLAB         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECLAB         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     SEC            [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     INSPAQ         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   DIRRH          [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     SEC            [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     INFIRM         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   COMON          [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECLAB         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   DIRMED         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     SECDIR         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   ADMSYS         [*]       [*]       [*]       [*]

   [*] Confidential portions omitted and filed separately with the Commission.

                                    3 of 9

[*]            [*]            [*]       Full                     PRESTEC        [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   ACHPRI         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   ADJDIR         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   REDCLI         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   GRESPRO        [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECLAB         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     PRARCH         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     PRPDON         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECLAB         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   GESPRO         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECLAB         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   DIRBIO         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     INFFOR         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECLAB         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   RESCI          [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     PRPDON         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   COSST          [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECHNO         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECLAB         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     INFIRM         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECLAB         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   ANALYS         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     INSPCQ         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     PRARCH         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   SPCHRO         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   ANALYS         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECLAB         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   RESFOR         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   CODOT          [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     RECEPT         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECLAB         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECLAB         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   COAQ           [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   BIOSTA         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECHNO         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TMEDIC         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   DIRADJ         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     OPEINS         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     INSPCQ         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   PRESID         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     INSPAQ         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECHNO         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   COMARK         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     INFIRM         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   RESAQ          [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECLAB         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   COPROJ         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     SECGRP         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     CSTREF         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     SEC            [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     SEC            [*]       [*]       [*]       [*]

   [*] Confidential portions omitted and filed separately with the Commission.

                                    4 of 9

[*]            [*]            [*]       Full                     PRSDON         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECLAB         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECLAB         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   ANALYS         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     ANALYS         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   PHARM1         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     SEC            [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     PRSTEC         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECLAB         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   ANALYS         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   COPROJ         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   DIRDEV         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECCTB         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECLAB         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     SEC            [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   COPROJ         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   DIRSCI         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECHNO         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     PRMAIN         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECHNO         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   REDCLI         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECCTB         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   GESPRO         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   DIRAQ          [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   ANALYS         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     PRESTEC        [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     INFIRM         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     PROGAN         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     INSPCQ         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECHNO         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   REDCLI         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   COPROP         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     SEC            [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   REDSCI         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECINF         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECLAB         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     PRESTEC        [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     INSPAQ         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   ANALYS         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECLAB         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TMEFOR         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECHNO         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     AGRECR         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECLAB         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     INSPAQ         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   COFDOT         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   COPROJ         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     COSTTI         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECTRD         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     AGRECR         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     INSPAQ         [*]       [*]       [*]       [*]

   [*] Confidential portions omitted and filed separately with the Commission.

                                    5 of 9

[*]            [*]            [*]       Full      Salaire Fixe   ANALYS         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   INGSYS         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECLAB         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     PRSTEC         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   DIRFIN         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     SECDIV         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECLAB         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECLAB         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   GESPRO         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     INSPCQ         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     PRSTEC         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECTRD         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECINF         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECLAB         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TACCTB         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     PRESTEC        [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     INSPAQ         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECTRD         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   COPROJ         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     INSPAQ         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TMEFOR         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   ANALYS         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   ADMAPP         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     INSPAQ         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   COSBUR         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   RESOPE         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   PHARMA         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECINF         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     PSTFOR         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   COSTEC         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     PRSTEC         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECHNO         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     INSPAQ         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   COSTCP         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   COMAIN         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECLAB         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   RESDEV         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECINS         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     INSPAQ         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     INSPAQ         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECLAB         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     AGSEL          [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     INFFOR         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECHNO         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     PRSTEC         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECLAB         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     AGRECR         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECLAB         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   ANALYS         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     INFIRM         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECHNO         [*]       [*]       [*]       [*]

   [*] Confidential portions omitted and filed separately with the Commission.

                                    6 of 9

[*]            [*]            [*]       Full      Salaire Fixe   COMAIN         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   ANALYS         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     INSPCQ         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     PRSTEC         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     CORECR         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   COCQ           [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     SEC            [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   CORECH         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     INSPAQ         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     INSPAQ         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECTRD         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     AGSEL          [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     PHARMA         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     PRSTEC         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     MAGASI         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECLAB         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   ANALYS         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   VPRANA         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   COGPRO         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     INSPCQ         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   DIRTI          [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full      Salaire Fixe   COPROJ         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECLAB         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECLAB         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     SEC            [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     INSPCQ         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECLAB         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     INSPCQ         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECLAB         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECLAB         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Full                     TECLAB         [*]       [*]       [*]       [*]

Employes occasionnels                   Part                     INSPAQ         [*]       [*]       [*]       [*]
                                        Part                     PRESTEC        [*]       [*]       [*]       [*]
[*]            [*]            [*]       Part                     TECHNO         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Part                     TECHNO         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Part                     PRSTEC         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Part                     PRECHA         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Part                     PRSTEC         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Part                     PRSTEC         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Part      Salaire Fixe   TECHNO         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Part                     AGRECR         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Part                     INFIRM         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Part                     AGRECR         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Part                     AGRECR         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Part                     AGRECR         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Part                     ETU            [*]       [*]       [*]       [*]
[*]            [*]            [*]       Part                     TECLAB         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Part                     PRSTEC         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Part                     TECHNO         [*]       [*]       [*]       [*]
[*]            [*]            [*]       Part                     PRSTEC         [*]       [*]       [*]       [*]

   [*] Confidential portions omitted and filed separately with the Commission.

                                    7 of 9

[*]            [*]            [*]       Part      PRSTEC         [*]            [*]       [*]       [*]
[*]            [*]            [*]       Part      PRSTEC         [*]            [*]       [*]       [*]
[*]            [*]            [*]       Part      PRSTEC         [*]            [*]       [*]       [*]
[*]            [*]            [*]       Part      PRSTEC         [*]            [*]       [*]       [*]
[*]            [*]            [*]       Part      INSPAQ         [*]            [*]       [*]       [*]
[*]            [*]            [*]       Part      TECHNO         [*]            [*]       [*]       [*]
[*]            [*]            [*]       Part      PRSTEC         [*]            [*]       [*]       [*]
[*]            [*]            [*]       Part      TECLAB         [*]            [*]       [*]       [*]
[*]            [*]            [*]       Part      PRSTEC         [*]            [*]       [*]       [*]
[*]            [*]            [*]       Part      PRSTEC         [*]            [*]       [*]       [*]
[*]            [*]            [*]       Part      PRESTEC        [*]            [*]       [*]       [*]
[*]            [*]            [*]       Part      INFIRM         [*]            [*]       [*]       [*]
[*]            [*]            [*]       Part      TECHNO         [*]            [*]       [*]       [*]
[*]            [*]            [*]       Part      INFIRM         [*]            [*]       [*]       [*]
[*]            [*]            [*]       Part      PRSTEC         [*]            [*]       [*]       [*]
[*]            [*]            [*]       Part      PRSTEC         [*]            [*]       [*]       [*]
[*]            [*]            [*]       Part      PRSTEC         [*]            [*]       [*]       [*]
[*]            [*]            [*]       Part      INFIRM         [*]            [*]       [*]       [*]
[*]            [*]            [*]       Part      PRSTEC         [*]            [*]       [*]       [*]
[*]            [*]            [*]       Part      INSPAQ         [*]            [*]       [*]       [*]
[*]            [*]            [*]       Part      AGRECR         [*]            [*]       [*]       [*]
[*]            [*]            [*]       Part      TECHNO         [*]            [*]       [*]       [*]
[*]            [*]            [*]       Part      INFIRM         [*]            [*]       [*]       [*]
[*]            [*]            [*]       Part      INSPAQ         [*]            [*]       [*]       [*]
[*]            [*]            [*]       Part      TECVAL         [*]            [*]       [*]       [*]
[*]            [*]            [*]       Part      TECHNO         [*]            [*]       [*]       [*]
[*]            [*]            [*]       Part      AGSEL          [*]            [*]       [*]       [*]
[*]            [*]            [*]       Part      PRSTEC         [*]            [*]       [*]       [*]
[*]            [*]            [*]       Part      AGRECR         [*]            [*]       [*]       [*]
[*]            [*]            [*]       Part      TECHNO         [*]            [*]       [*]       [*]
[*]            [*]            [*]       Part      SEC            [*]            [*]       [*]       [*]
[*]            [*]            [*]       Part      PRSTEC         [*]            [*]       [*]       [*]
[*]            [*]            [*]       Part      INFIRM         [*]            [*]       [*]       [*]
[*]            [*]            [*]       Part      AGRECR         [*]            [*]       [*]       [*]
[*]            [*]            [*]       Part      INFIRM         [*]            [*]       [*]       [*]
[*]            [*]            [*]       Part      TECINF         [*]            [*]       [*]       [*]
[*]            [*]            [*]       Part      TECHNO         [*]            [*]       [*]       [*]
[*]            [*]            [*]       Part      TECCTB         [*]            [*]       [*]       [*]
[*]            [*]            [*]       Part      INFIRM         [*]            [*]       [*]       [*]
[*]            [*]            [*]       Part      PRSTEC         [*]            [*]       [*]       [*]
[*]            [*]            [*]       Part      PRSTEC         [*]            [*]       [*]       [*]
[*]            [*]            [*]       Part      TECHNO         [*]            [*]       [*]       [*]
[*]            [*]            [*]       Part      OPEINS         [*]            [*]       [*]       [*]
[*]            [*]            [*]       Part      TECHNO         [*]            [*]       [*]       [*]
[*]            [*]            [*]       Part      PRSTEC         [*]            [*]       [*]       [*]
[*]            [*]            [*]       Part      PRSTEC         [*]            [*]       [*]       [*]
[*]            [*]            [*]       Part      PRSTEC         [*]            [*]       [*]       [*]
[*]            [*]            [*]       Part      TECHNO         [*]            [*]       [*]       [*]
[*]            [*]            [*]       Part      TECHNO         [*]            [*]       [*]       [*]
[*]            [*]            [*]       Part      PRSTEC         [*]            [*]       [*]       [*]
[*]            [*]            [*]       Part      PRSTEC         [*]            [*]       [*]       [*]


   [*] Confidential portions omitted and filed separately with the Commission.

                                    8 of 9

[*]            [*]            [*]       Part      INSPCQ    [*]            [*]       [*]       [*]
[*]            [*]            [*]       Part      AGRECR    [*]            [*]       [*]       [*]
[*]            [*]            [*]       Part      INFIRM    [*]            [*]       [*]       [*]
[*]            [*]            [*]       Part      PRSTEC    [*]            [*]       [*]       [*]
[*]            [*]            [*]       Part      AGRECR    [*]            [*]       [*]       [*]
[*]            [*]            [*]       Part      TECHNO    [*]            [*]       [*]       [*]
[*]            [*]            [*]       Part      PRSTEC    [*]            [*]       [*]       [*]
[*]            [*]            [*]       Part      TECHNO    [*]            [*]       [*]       [*]
[*]            [*]            [*]       Part      PRSTEC    [*]            [*]       [*]       [*]
[*]            [*]            [*]       Part      TECHNO    [*]            [*]       [*]       [*]
[*]            [*]            [*]       Part      TECHNO    [*]            [*]       [*]       [*]
[*]            [*]            [*]       Part      PRSTEC    [*]            [*]       [*]       [*]
[*]            [*]            [*]       Part      PRSTEC    [*]            [*]       [*]       [*]
[*]            [*]            [*]       Part      TECHNO    [*]            [*]       [*]       [*]
[*]            [*]            [*]       Part      PRSTEC    [*]            [*]       [*]       [*]
[*]            [*]            [*]       Part      TECHNO    [*]            [*]       [*]       [*]
[*]            [*]            [*]       Part      PRSTEC    [*]            [*]       [*]       [*]
[*]            [*]            [*]       Part      TECHNO    [*]            [*]       [*]       [*]
[*]            [*]            [*]       Part      TMEFOR    [*]            [*]       [*]       [*]

   [*] Confidential portions omitted and filed separately with the Commission.

                                    9 of 9

ANAPHARM INC

Compensation of senior managers

                                                                                         (1)              Bonus             Bonus
                 Nom                                   Position                        Salary           (Method 1)       (Method 2)
====================================================================================================================================
[*]                                   [*]                                        [*]                [*]                [*]
[*]                                   [*]                                        [*]                [*]                [*]
[*]                                   [*]                                        [*]                [*]                [*]
[*]                                   [*]                                        [*]                [*]                [*]
[*]                                   [*]                                        [*]                [*]                [*]
[*]                                   [*]                                        [*]                [*]                [*]


------------------------------------------------------------------------------------------------------------------------------------
The notes discussed below related to bonuses do not apply to the following people:
------------------------------------------------------------------------------------------------------------------------------------

[*]                                   [*]                                        [*]                [*]                [*]
[*]                                   [*]                                        [*]                [*]                [*]
[*]                                   [*]                                        [*]                [*]                [*]
------------------------------------------------------------------------------------------------------------------------------------

 (1)  Effective May 1, 2001

--------------------------------------------------------------------------------
The bonus is based on annual salary and is paid at year-end.

The bonus is increased (decreased) by the percentage increase (decrease) in the Company's actual performance versus it's budgeted performance (applies to both Method 1 and Method 2, whichever is used).

In order to foster internal operational efficiencies, Method 2 is applied whenever the Company's earnings before taxes and tax credits exceed its earnings before taxes by 30% (i.e. earnings before taxes and tax credits/earnings before taxes **30%). If this condition does not apply, then method 1 is applied.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Business Development Group

The compensation program for the business development group is different from the other groups. This approach has been implemented in July 2001.

The base salary is personal and is related to the individual overall performance of each Business Development (BD) manager.

Factors evaluated are as follows: attitude, achieving sales objectives as well as budgeted expenses, autonomy etc.

A bonus program is in place. A group approach has been used, meaning that as sales milestones are achieved, a pre-determined amount of money is, except for clerical support, redistributed among the personnel in place within the service.

On a fiscal year basis, as sales objectives are achieved, the following schedule applies to the BD manager:
--------------------------------------------------------------------------------

----------------------------------------------------------------------
[*]                                   [*]
----------------------------------------------------------------------
[*]                                   [*]
----------------------------------------------------------------------
[*]                                   [*]
----------------------------------------------------------------------
[*]                                   [*]
----------------------------------------------------------------------
[*]                                   [*]
----------------------------------------------------------------------
[*]                                   [*]
----------------------------------------------------------------------
[*]                                   [*]
----------------------------------------------------------------------
[*]                                   [*]
----------------------------------------------------------------------

With the exception of secretaries, the remainder of personnel receives [*] nominal amounts totalizing [*] each during each fiscal year.

** greater than

   [*] Confidential portions omitted and filed separately with the Commission.

                                                                                                                 ------------
ANAPHARM INC                                                                                                         I-7
                                                                                                                 ------------
DIRECTOR'S  REMUNERATION

        2001-2002 (april 2002)                 2001-2002 (septembre 01)                        2000-2001
-------------------------------------   --------------------------------------   --------------------------------------    ---
    salary        bonus      TOTAL           salary        bonus      TOTAL           salary       bonus       TOTAL
-------------------------------------   --------------------------------------   --------------------------------------    ---
[*]          [*]         [*]            [*]           [*]          [*]           [*]           [*]           [*]       [*] [*]

[*]          [*]         [*]            [*]           [*]          [*]           [*]           [*]           [*]       [*] [*]
[*]          [*]         [*]            [*]           [*]          [*]           [*]           [*]           [*]       [*] [*]
[*]          [*]         [*]            [*]           [*]          [*]           [*]           [*]           [*]       [*] [*]
[*]          [*]         [*]            [*]           [*]          [*]           [*]           [*]           [*]       [*] [*]
[*]          [*]         [*]            [*]           [*]          [*]           [*]           [*]           [*]       [*] [*]
[*]          [*]         [*]            [*]           [*]          [*]           [*]           [*]           [*]       [*] [*]
[*]          [*]         [*]            [*]           [*]          [*]           [*]           [*]           [*]       [*] [*]
[*]          [*]         [*]            [*]           [*]          [*]           [*]           [*]           [*]       [*] [*]
[*]          [*]         [*]            [*]           [*]          [*]           [*]           [*]           [*]       [*] [*]
[*]          [*]         [*]            [*]           [*]          [*]           [*]           [*]           [*]       [*] [*]
[*]          [*]         [*]            [*]           [*]          [*]           [*]           [*]           [*]       [*] [*]

[*]          [*]         [*]            [*]           [*]          [*]           [*]           [*]           [*]       [*] [*]

              1999-2000                               1998-1999
-------------------------------------   --------------------------------------
    salary        bonus      TOTAL           salary      bonus        TOTAL
-------------------------------------   --------------------------------------
[*]           [*]          [*]          [*]           [*]          [*]

[*]           [*]          [*]          [*]           [*]          [*]
[*]           [*]          [*]          [*]           [*]          [*]
[*]           [*]          [*]          [*]           [*]          [*]
[*]           [*]          [*]          [*]           [*]          [*]
[*]           [*]          [*]          [*]           [*]          [*]
[*]           [*]          [*]          [*]           [*]          [*]
[*]           [*]          [*]          [*]           [*]          [*]
[*]           [*]          [*]          [*]           [*]          [*]
[*]           [*]          [*]          [*]           [*]          [*]
[*]           [*]          [*]          [*]           [*]          [*]
[*]           [*]          [*]          [*]           [*]          [*]

[*]           [*]          [*]          [*]           [*]          [*]

   [*] Confidential portions omitted and filed separately with the Commission.

Sainte-Foy, October 17, 2000


[*]


Subject: Employment Offer


Dear  [*] :

We are pleased to offer you a position as[*], at Anapharm inc. The summary of our agreement is as follows :

..   Starting date is within two weeks;
..   An annual salary fixed at $[*];
..   A [*];
..   A [*] summer vacation will be given at the end of our fiscal year, which is
    April 30, 2001, plus the Christmas holidays during which our office is closed;
..   Group insurance, including life, dental, medical and salary insurance [**]
It is understood that there is no clause or agreement linking you to your present employer that would impede you from joining Anapharm's team.

Upon your arrival at Anapharm inc., you will have to sign a confidentiality agreement to conform to our internal policies in order to assure the security of information held by Anapharm inc.

Following the signature of this letter, our agreement will be official. We wish to thank you for your interest towards Anapharm inc. and would be proud to have you among our team.

_______________________________          ________________________________
Isabelle Gervais                         Stephane Marin
Human Resources Manager                  Business Development Director


________________________________________________________________________________

I read and accept the conditions mentioned in this letter.


__________________________         ____________________
[*]                                Date

/icg


[*] Confidential portions omitted and filed separately with the Commission.

Montreal, 5 septembre 2001


[*]

Objet: Offre d'emploi


[*]

Pour faire suite a nos recentes conversations, nous avons le plaisir de vous offrir un poste de responsable du [*] Anapharm inc. [*]. Voici un sommaire de cette offre :

..  [*]
..  [*]
..  [*]
..  [*]
..  [*]
..  [*]
..  [*]

Il est entendu qu'aucune clause ni entente vous liant a votre employeur actuel ne vous empechent de joindre les rangs d'Anapharm inc.

Suite a la signature de cette lettre, notre entente sera officielle. Nous desirons vous remercier de l'interet que vous manifestez a l'egard de notre compagnie et nous serions heureux et fiers de vous compter parmi nous bientot.

______________________________
[*]

________________________________________________________________________________

J'ai pris connaissance et accepte les conditions stipulees dans cette lettre.

___________________________                ______________
Sherry Ann D'Iorio                         Date

[*] Confidential portions omitted and filed separately with the Commission.

December 12, 2001


[*]


Dear [*]:

Following our recent conversations, we are pleased to offer you the position of [*]. The summary of our offer is as follows:

..    Starting date would be January 14;
..    An annual fixed salary of [*] also, bonuses of up to $ 7,500 per year, according to the performance of the sales team, can be granted;
..    A [*];
..    Your work place will mainly be in the USA, from your home place;
..    A 6-month probationary period;
..    A [*] summer vacation will be given at the end of our fiscal year, which is April 30, 2002, plus the Christmas holidays during which our offices are usually closed;
..    You will be entitled to Life Insurance, Disability Income Insurance [*] of
     service, as well as to the [*];
..    [*]
..    In the case of an unjustified breach of contract [*].

It is understood that there is no clause or agreement linking you to your present employer that would impede you from joining Anapharm's team.

Upon your arrival at Anapharm Inc., you will have to sign a confidentiality agreement to conform to our internal policies in order to ensure the security of information held by Anapharm Inc.

Following the signing of this letter, our agreement will be official. We wish to thank you for your interest in Anapharm Inc. and we want you to know that we would be proud to have you among our team.

____________________________             ___________________________________
[*]                                      Stephane Marin
                                         Serior Director, Business Development
________________________________________________________________________________

I have read and I accept the conditions mentioned in this letter.

_______________________             ___________________________
Teena Renee Foster                  Date

SM/icg

   [*] Confidential portions omitted and filed separately with the Commission.

Monsieur Ilan rose          Ste-Foy, le 13 mai 2000



Cher Ilan,

Suite a nos rencontres recentes avec [*], concernant le poste [*], [*] Anapharm, dans lequel tu te rapporteras a [*], voici une offre d'emploi.

Comme convenu, Anapharm vous offre

     1.   [*]
     2.   [*]
     3.   [*]
     4.   [*]
     5.   [*]
     6.   [*]
     7.   [*]

A la signature de cette offre, Mme Perron vous remettra une copie du programme d'option d'achat d'Anapharm. En esperant pouvoir te compter parmi nous le plus tot possible,

Salutations amicales,
                              J'accepte cette offre:__________________________
                                                       Ilan rose    date

Marc LeBel, Pharm.D.
President.

[*]
[*]

[*]  Confidential portions omitted and filed separately with the Commission.

December 12, 2001


[*]


Dear [*]:

Following our recent conversations, we are pleased to offer you the position of [*]. The summary of our offer is as follows:

..  Starting date would be January 14;
..  An annual fixed salary of [*]
..  Your work place will mainly be in the USA, from your home place;
..  A [*];
.. A [*] summer vacation will be given at the end of our fiscal year, which is April 30, 2002, plus the Christmas holidays during which our offices are usually closed;
..  You will be entitled to Life Insurance, Disability Income Insurance and
   Dental Care Insurance after 3 months of service, as well as to the 401K Plan after [*];
..  [*].
..  In the case of an unjustified breach of contract [*].

It is understood that there is no clause or agreement linking you to your present employer that would impede you from joining Anapharm's team.

Upon your arrival at Anapharm Inc., you will have to sign a confidentiality agreement to conform to our internal policies in order to ensure the security of information held by Anapharm Inc.

Following the signing of this letter, our agreement will be official. We wish to thank you for your interest in Anapharm Inc. and we want you to know that we would be proud to have you among our team.

_____________________________            _______________________________________
Isabelle Gervais                         Stephane Marin
Director, Human Resources                Serior Director, Business Development

________________________________________________________________________________

I have read and I accept the conditions mentioned in this letter.


___________________________           _________________
[*]                                   Date

SM/icg

[*]  Confidential portions omitted and filed separately with the Commission.

ANAPHARM INC


Compensation of senior managers

                                          (1)            Bonus          Bonus
       Nom             Position          Salary        (Method 1)     (Method 2)
--------------------------------------------------------------------------------

[*]              [*]              [*]             [*]               [*]
[*]              [*]              [*]             [*]               [*]
[*]              [*]              [*]             [*]               [*]
[*]              [*]              [*]             [*]               [*]
[*]              [*]              [*]             [*]               [*]
[*]              [*]              [*]             [*]               [*]

--------------------------------------------------------------------------------
The notes discussed below related to bonuses do not apply to the following people:
--------------------------------------------------------------------------------

[*]              [*]              [*]             [*]               [*]
[*]              [*]              [*]             [*]               [*]
[*]              [*]              [*]             [*]               [*]

--------------------------------------------------------------------------------

 (1)  Effective May 1, 2001

--------------------------------------------------------------------------------
 The bonus is based on annual salary and is paid at year-end.

 The bonus is increased (decreased) by the percentage increase (decrease) in the Company's actual performance versus it's budgeted performance (applies to both Method 1 and Method 2, whichever is used).

 In order to foster internal operational efficiencies, Method 2 is applied whenever the Company's earnings before taxes and tax credits exceed its earnings before taxes by 30% (i.e. earnings before taxes and tax credits/earnings before taxes >30%). If this condition does not apply, then method 1 is applied.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Business Development Group

 The compensation program for the business development group is different from the other groups. This approach has been implemented in July 2001.

 The base salary is personal and is related to the individual overall performance of each Business Development (BD) manager.

 Factors evaluated are as follows: attitude, achieving sales objectives as well as budgeted expenses, autonomy etc.

 A bonus program is in place. A group approach has been used, meaning that as sales milestones are achieved, a pre-determined amount of money is, except for clerical support, redistributed among the personnel in place within the service.

 On a fiscal year basis, as sales objectives are achieved, the following schedule applies to the BD manager:

--------------------------------------------------------------------------------

----------------------------------------------
[*]                      [*]
----------------------------------------------
[*]                      [*]
----------------------------------------------
[*]                      [*]
----------------------------------------------
[*]                      [*]
----------------------------------------------
[*]                      [*]
----------------------------------------------
[*]                      [*]
----------------------------------------------
[*]                      [*]
----------------------------------------------
[*]                      [*]
----------------------------------------------

With the exception of secretaries, the remainder of personnel receives [*] nominal amounts totalizing [*] each during each fiscal year.

  [*] Confidential portions omitted and filed separately with the Commission.

                                    GROUP
                                  INSURANCE
                                  =========

                               PLAN DESCRIPTION

                             GROUP INSURANCE PLAN


Policyholder                  ANAPHARM INC.

Policy No. :                  96,054

                               TABLE OF CONTENTS

                                                                         page
                                                                         ----
SUMMARY OF BENEFITS                                                         1

GENERAL PROVISIONS

   Definitions                                                             12
   Particulars                                                             15
   Insurance                                                               17
   Benefits                                                                23

COVERAGE

   Participant's  Life Insurance                                           26
   Dependents' Life Insurance                                              31
   Participant's Accidental Death and Dismemberment Insurance              32
   Short-term Disability Income Insurance                                  35
   Long-term Disability Income Insurance                                   41
   Supplemental Health Insurance                                           48
   Medical Assistance Outside Canada                                       59
   Dental Care Insurance                                                   69


ANNEX

   Basic Prescription Drug Insurance Plan                                  (i)

                     ANNEX TO YOUR GROUP INSURANCE PLAN
                 FOLLOWING THE INTRODUCTION IN QUEBEC OF THE
                  ACT RESPECTING PRESCRIPTION DRUG INSURANCE

                       EFFECTIVE DATE:  JANUARY 1, 1997


Coverage provided under the BASIC PRESCRIPTION DRUG INSURANCE PLAN for the cost of pharmaceutical services and medications provided in Quebec, for every person who is a resident of Quebec and who is duly registered with the Regie de l'assurance-maladie du Quebec (hereafter referred to as the Board), is part of the present plan, unless otherwise specified hereafter.

Coverage offered is in accordance with relevant provisions of the Act respecting prescription drug insurance.

Any modification to the Act respecting prescription drug insurance which relates to the basic plan will also modify the relevant provisions of the present plan.

This coverage is mandatory for all employees or retirees and their dependents who are eligible to the present plan, subject to the provisions of the Act respecting prescription drug insurance.

                            SPECIAL PROVISIONS FOR
                            ----------------------
                          PERSONS OF AGE 65 AND OVER
                          --------------------------

The person's choice to be covered by the Board for the BASIC PRESCRIPTION DRUG INSURANCE PLAN is irrevocable.

For the purpose of the present plan, persons of age 65 and over are presumed to be covered with the Board for the BASIC PRESCRIPTION DRUG INSURANCE PLAN, as well as dependents of a participant who is 65 years of age or over, regardless of their age, unless otherwise specified in the present plan.

For any person aged 65 and over, who is eligible for insurance and who chooses to be insured for the part of coverage corresponding to the BASIC PRESCRIPTION DRUG INSURANCE PLAN under the present plan, this benefit provides no termination with regard to the participant's age or the dependent's age.

--------------------------------------------------------------------------------

                         SUPPLEMENTAL HEALTH INSURANCE

--------------------------------------------------------------------------------

All provisions related to, "drugs or medicine" of the Supplemental Health Insurance benefit remain in force, except for that part of coverage corresponding to the BASIC PRESCRIPTION DRUG INSURANCE PLAN, described hereafter.

                      PART OF COVERAGE CORRESPONDING TO
                      ---------------------------------
                  THE BASIC PRESCRIPTION DRUG INSURANCE PLAN
                  ------------------------------------------

..  Covered expenses and maximum contribution:
   -----------------------------------------
       The insurer will reimburse the cost of pharmaceutical services and eligible medications as per the list of medications covered by the Board and up to the maximum contribution, per adult and per calendar year, provided under the Act respecting prescription drug insurance.

       The maximum contribution is the total amount payable per adult for deductible and coinsurance. For the purpose of the present plan, the participant's maximum contribution also includes any amounts paid as a deductible and coinsurance for a dependent child, if applicable. (Maximum contribution of $750 per adult per calendar year as of 01-01-97)

..  Deductible:
   ----------
       As provided in the Supplemental Health Insurance benefit (one deductible for the benefit), subject to any maximum provided under the Act respecting prescription drug insurance.

                                     (ii)

..  Reimbursement by the insurer:
   ----------------------------
       As provided in the Supplemental Health Insurance benefit. However, if the reimbursement is inferior to the one provided by the Act respecting prescription drug insurance, the reimbursement will be as per the minimum reimbursement allowed.
       (Minimum reimbursement of 75% as of 01-01-97)

       Beyond the maximum contribution, per adult and per calendar year, the insurer's reimbursement for eligible medications as per the list of the Board will be 100%:

..  Maximum:
   -------
       None.

..  Exclusion:
   ---------
       None, except if provided under the Act respecting prescription drug insurance or its regulations.

This benefit terminates on the participant's 65th birthday or upon retirement, if earlier, subject to the SPECIAL PROVISIONS FOR PERSONS OF AGE 65 AND OVER included in this annex.

                                     (iii)

                              SUMMARY OF BENEFITS
--------------------------------------------------------------------------------

The SUMMARY OF BENEFITS briefly describes the coverage of the group insurance plan, based on the class the participant belongs to.

The following pages give a full description of the GENERAL PROVISIONS and of each BENEFIT.

                              SPECIAL PROVISIONS

For the purposes of this plan, the masculine form includes the feminine unless a different meaning is plainly to be taken from the context.

Participants are identified under the following classes:

Classes
-------

100  -  Employees with dependents

110  -  Employees without dependent

                              GENERAL PROVISIONS

ELIGIBILITY DATE

Subject to all other provisions, each employee shall become eligible on one of the following dates:

- on the effective date of the plan, if he is then in the employer's service,

or

- on the date on which he has completed 3 months of continuous service with the employer.

NORMAL RETIREMENT AGE

For the purpose of this plan, the normal retirement age shall be the first day of the month following or coinciding with the participant's 65th birthday.

PARTICIPANT'S LIFE INSURANCE

Sum Insured
-----------

One times the annual salary, the result being rounded to the next $1,000.

Maximum: $170,000 without evidence of insurability or $340,000 with evidence of insurability.

Reduction: This benefit is reduced by 50% on the participant's 65th birthday.

This benefit terminates on the participant's 70th birthday or upon retirement, if earlier.

PARTICIPANT'S ACCIDENTAL DEATH
AND DISMEMBERMENT INSURANCE

Sum Insured
-----------

one times the annual salary, the result being rounded to the next $1,000.

Maximum: $170,000 without evidence of insurability or $340,000 with evidence of insurability.

Reduction: This benefit is reduced by 50% on the participant's 65th birthday.

This benefit terminates on the participant's 70th birthday or upon retirement, if earlier.

DEPENDENT'S LIFE INSURANCE
(class 100 only)

Spouse:                      $5,000


Each child aged

- less than 24 hours:        None

- 24 hours and more:         $2,500


This benefit terminates on the participant's 70th birthday or upon retirement, if earlier.

SHORT-TERM DISABILITY INCOME INSURANCE

Weekly Indemnity
----------------

60% of the weekly salary, the result being rounded to the next dollar.

Weekly maximum:   $1,000


Elimination Period:
   - Accident:              14 calendar days
   - Hospitalization:       14 calendar days
   - Illness:               14 calendar days

For the purpose of defining the elimination period, any disability resulting from an accident and starting more than 30 days after the said accident is considered as a disability resulting from an illness.

Maximum Benefit Period:     17 weeks

Benefits are non taxable and are payable on a working day basis.

This benefit terminates on the participant's 70th birthday or upon retirement, if earlier.

LONG-TERM DISABILITY INCOME INSURANCE

Monthly Indemnity
-----------------

66 2/3% of the first $2,500 of the basic monthly salary, plus 45% of the excess, the result being rounded to the next dollar.

Monthly maximum:       $3,500, subject to
                       applicable reductions.

However, the overall maximum must not exceed 85% of the net monthly salary determined at the onset of disability.

Elimination Period:    17 weeks

Payment of benefits begins after the termination of the maximum benefit period provided under the Short-term Disability Income Insurance, if applicable.

Maximum Benefit
Period:                To the participant's 65th birthday

Maximum Annual Indexation Rate:     3%

Benefits are non taxable.

This benefit terminates on the participant's 65th birthday or upon retirement, if earlier.

SUPPLEMENTAL HEALTH: INSURANCE

================================================================================

                           HOSPITALIZATION IN CANADA
--------------------------------------------------------------------------------

   Deductible:              Reimbursement:          Daily Maximum:
      none                      100%                  Semi-private room without
                                                      limit as to the number of
                                                      days

================================================================================

             EMERGENCY EXPENSES OUTSIDE THE PROVINCE OF RESIDENCE
                           and MEDICAL ASSISTANCE OUTSIDE CANADA
--------------------------------------------------------------------------------


   Deductible:              Reimbursement:          Maximum Per Insured Person:
      none                      100%                  $4,000,000 Lifetime

================================================================================

                       OTHER MEDICAL EXPENSES IN CANADA
--------------------------------------------------------------------------------

   Deductible
   - Individual protection:                            $25
   - Family protection:                                $50

   Reimbursement
   - drugs and paramedical fees:                        80%
   - other expenses:                                   100%

   Maximum:                                            Unlimited

================================================================================

Dependents, if applicable, are covered under the present benefit.

This benefit terminates the participant's 70th birthday or upon retirement, if earlier.

                               Medical Expenses
                               ----------------

          Covered Expenses                    Maximums Per
          ----------------                    Insured Person
                                              --------------

          Fees for nursing care              $5,000 per calendar year.

          Ambulance                          Unlimited.

          Oxygen                             Unlimited.

          Drugs or medicine                  Unlimited.

          Artificial limbs                   Unlimited.
          and eyes

          Wheelchair, hospital               Unlimited
          bed, other therapeutic
          appliances

          Breast prostheses                  $150 per 24 months.

          Medical elastic                    $100 per calendar year.
          stockings

          Room and board in a                $20 per day; global
          rehabilitation                     maximum of 90 days per
          institution, a                     calendar year.
          convalescent home
          or a chronic care
          institution

          Orthopedic shoes                   $200 per calendar year.
          (including ortheses
          and alterations)

                           ----------------

          Covered Expenses                    Maximums Per
          ----------------                    Insured Person
                                              --------------

        Intrauterine devices                   $50 per calendar year.

        Eyeglasses or contact                  $200 lifetime.
        lenses following
        cataract surgery

        Diagnostic laboratory                  $100 per calendar year.
        and x-ray procedure fees

        Orthopedic devices                     Unlimited.

        Crutches and                           Unlimited.
        hernial belts

        Capillary                              $150 per calendar year.
        prostheses

        Sclerosing                             $15 per visit.
        injections

        Dental care as a result                Unlimited.
        of an accidental injury

        Paramedical fees for                   $20 per visit. Global maximum
        a physiotherapist and                  of $400 per calendar year.
        a physical rehabilita-                 One (1) treatment per day.
        tion therapist

        Paramedical fees for a                 $20 per visit. Maximum of
        speech therapist, an                   $400 per calendar year
        audiologist, a chiro-                  for each of these  professionals.
        practor, an osteopath, a               One (1) treatment per day.
        psychologist, a podiatrist,
        an acupuncturist and
        an occupational therapist

                           ----------------

          Covered Expenses                    Maximums Per
          ----------------                    Insured Person
                                              --------------

   X-rays by a                                $50 per calendar year.
   chiropractor

   Hearing aids                               $500 per 5-year period.

DENTAL CARE INSURANCE

Deductible

-     Individual protection:                             $50
-     Family protection:                                 $50

Reimbursement

-     Preventive treatments:                             80%
-     Basic treatments:                                  80%

Maximum Per Insured Person

-     Preventive and
         Basic treatments:                               $1,000 per
                                                         calendar year

Dependents, if applicable, are covered under the present benefit.

Expenses are reimbursed according to the Dental Surgeons Association's Fee Guide for the current year.

This benefit terminates on the participant's 70th birthday or upon retirement, if earlier.

                              GENERAL PROVISIONS
--------------------------------------------------------------------------------

                                  DEFINITIONS

The terms and conditions of each of the benefits contained in this plan will prevail notwithstanding anything to the contrary in the GENERAL PROVISIONS.

Acceptance of Evidence of Insurability: The date of acceptance of any evidence
--------------------------------------
of insurability means the date of receipt of the last document confirming the insurer's acceptance of the risk.

Accidental Injury: Any bodily injury sustained while the insurance is in
-----------------
force, directly and solely due to an external, sudden, violent and unintentional cause and requiring within thirty (30) days of the accident the care of a physician.

Actively at Work: The status of a participant who is performing his usual
----------------
duties on a full-time and permanent basis and working a minimum of twenty-two and a half hours (22.5) per week. Wherever there is mention of a number of full-time work days, public holidays are considered full-time work days.

Day: A calendar day, except if otherwise mentioned in the present plan.
---

Dependents: The participant's spouse or the children of the participant or of
----------
the spouse. If dependents are insured,the words "spouse" and "child" have the following meanings:

..    Spouse

     The person who is legally married to a participant, or the person designated by the said member, whom he declares publicly to be his spouse and with whom he has been living on a permanent basis for at least one (1) year. In all cases, a de facto separation of more than three (3) months results in the loss of status as spouse.

..    Child

     Any single child of the participant or of his spouse residing in Canada who depends on the participant for support and who meets at least one of the following conditions:

     -    He is under twenty-one (21) years of age;

     - He is under twenty-six (26) years of age and is attending a recognized educational institution on a full-time basis;

     - He became totally and permanently disabled while still considered a dependent under a) or b) above.

Disability: A state of total and continuous incapacity as defined in the
----------
benefits of the present plan. For disability to be acknowledged, the participant's condition must require regular care actually given by a physician or a specialist. It is understood that whenever medical care is necessary and, according to the insurer, is a matter for a specialist, the medical care must actually be given by a specialist of the appropriate field.

Eligibility Period: The continuous period, as specified in the Summary of
------------------
Benefits, during which an employee must be actively at work before being eligible for coverage under this insurance.

Elimination Period: The continuous period indicated in the Summary of Benefits
------------------
during which a participant must be absent from work due to disability before he can begin to receive disability income benefit payments under a disability income benefit.

Employee: A person actively working on a permanent basis for the policyholder
--------
and receiving regular salary for services rendered.

Illness: Any deterioration in health requiring regular, continuous and curative
-------
care actively provided by a physician and satisfactory to the insurer, and whose default would bring deterioration of the person's health.

Insured Person: The participant and the dependents of the participant insured
--------------
under this plan.

The insured person must at all times be covered under a government health plan and live in Canada permanently (at least one hundred and eighty-two [182] days a year), in order to be eligible under the present plan and to maintain his rights to insurance, unless otherwise agreed previously with the insurer or unless mention to the contrary is made in the present plan.

Participant: Any employee insured under this plan.
-----------

Physician: A person who is legally licensed and authorized to practice
---------
medicine.

Salary: The remuneration that the employer has stated to the insurer including
------
any additional income earned on a regular basis (overtime, bonuses, commissions, shift differentials, gratuities) in accordance with the standards of the Employment Insurance Act.

Whenever the remuneration is composed wholly or partly of commissions or gratuities, the salary will be based on the average basic salary plus commissions and gratuities earned during the calendar year preceding the year of insurance. If the employee has not completed one (1) year of service, the salary shall be the estimated annual remuneration of the employee at the beginning of the year of insurance up to a maximum of seventy-five percent (75%) of the maximum insurable earnings determined under the Employment Insurance Act.

Salary (Net): The participant's annual salary immediately prior to the
-----------
beginning of disability, less:

-    The employee's annual Employment Insurance premium;

-    The employee's annual Quebec or Canada Pension Plan contribution;

- Income tax deducted according to the tax tables established under the Canadian Income Tax Act and the income tax act of the participant's province of residence.

Specialist: A physician licensed by the provincial licensing authority to
----------
practice medicine with specialization.

                                  PARTICULARS

PLAN AMENDMENT
--------------

The benefits herein provided are complementary to the benefits provided by government plans. Any modification brought to one of these plans after the effective date of the present plan will in no way modify the benefits herein provided, unless an agreement is signed by the authorized officers of the insurer and the policyholder. However, this does not apply to modifications regarding the maximum insurable earnings determined under the Employment Insurance Act.

INCONTESTABILITY
----------------

Whenever evidence of insurability is required to approve insurance for a participant or a dependent, or to approve one of the benefits, the statements made in such proof are, except in cases of error in age or fraud, accepted as true and incontestable after the said participant's or dependent's insurance or benefit has been in force for two (2) years, and provided the participant or dependent is still living at that time.

If the insurance is cancelled and then reinstated, the two-year period starts as of the date the insurance has been reinstated.

RENUNCIATION
------------

In a case where the insurer does not require compliance with a provision of this plan, such occurrence in no way creates a commitment to act likewise in the event of a subsequent breach of the same provision. Moreover, no approval by the insurer of any act, on the part of the policyholder or of a participant, for which such approval was required, shall exempt the policyholder or the participant from having to obtain the insurer's approval for any subsequent similar act.

INDIVIDUAL CERTIFICATES
-----------------------

The insurer issues individual certificates to be delivered by the policyholder to each participant.


LAWFUL CURRENCY
---------------

All payments hereunder will be made in the lawful currency of Canada and according to the exchange rates effective at the time the event giving entitlement to benefits took place.

BENEFICIARY
-----------

Any participant may name a beneficiary or change a named beneficiary, subject to the provisions of the law, by written declaration signed by the participant and delivered to the insurer's head office.

The insurer declines any responsibility with respect to the sufficiency or validity of such nomination or change of beneficiary.

The rights of a beneficiary who dies before the participant revert to the participant.

If no beneficiary has been named, the death benefit is paid to the participant's rightful claimants.

                                   INSURANCE

ELIGIBILITY
-----------

Employee

An employee becomes eligible:

a) as of the effective date of the plan, in the case of any employee then in the employer's service, provided the eligibility period specified in the Summary of Benefits is satisfied, if applicable; or

b) in all other cases, on the date the employee has satisfied the eligibility period specified in the Summary of Benefits, if applicable.

     However, no employee hired after the effective date of the plan will be eligible if he attains age sixty-five (65) before the end of the eligibility period.

          Moreover, a participant is not eligible for the long-term disability income benefit if he attains age sixty-five (65) before the end of the elimination period of this benefit.

Dependents

A dependent becomes eligible on the latest of the following dates:

a)   The date on which the employee of whom he is dependent becomes eligible;

b) The date on which he meets the definition of dependent of this plan for the first time;

c) The day after he leaves the hospital, if he is hospitalized on the date on which he would normally be eligible. However, this does not apply to the life insurance benefit or in the case of a newborn child.

APPLICATION FOR GROUP INSURANCE
-------------------------------

Any employee who is eligible for the insurance must submit an application for himself and for each of his dependents, at their respective eligibility date, on forms supplied by the insurer.

EFFECTIVE DATE OF INSURANCE
---------------------------

Whether plan membership is compulsory or voluntary, the employee's insurance and dependents' insurance, if any, take effect on one of the following dates:

a) The eligibility date, if the application is received by the insurer prior to that date, or within thirty-one (31) days after such date;

b) The date on which the insurer accepts the required evidence of insurability, in all other cases. The employee must provide such evidence, at no expense to the insurer.

However, if the employee was not actively at work on the date insurance would otherwise have become effective, the insurance takes effect on the date the employee returns to active work.

Any amount of insurance in excess of the non-evidence maximum shown in the Summary of Benefits, if applicable, takes effect on the date the insurer accepts the evidence of insurability.


TERMINATION OF INSURANCE
------------------------

Participant

A participant's insurance automatically terminates on the earliest of the following dates:

a)   The date the benefit or plan is terminated;

b) The date on which the participant retires, unless otherwise specified in the Summary of Benefits;

c) The date the participant reaches the age limit specified in the Summary of Benefits, if applicable;

d)   The date of the participant's death;

e)   The later of the following dates:

     -    the date indicated on a written notice received from the policyholder;

     -    the date this notice was received by the insurer;

f) The date the participant is incarcerated after committing a criminal offence for which he was found guilty;

g) The date the participant ceases to qualify as an employee as defined in this plan, except in the following cases:

     - If the participant ceases to be actively at work due to illness or accidental injury, the participant is considered to remain in the employer's service as long as he is entitled to the disability income benefits of the present plan.

     - In the case of temporary termination of employment due to a strike or a lock-out, the insurance, with the exception of disability income benefits, is kept fully in force for a period not exceeding three (3) months for all participants, provided premiums continue to be paid, and provided there be no individual selection.

          The insurance may however be cancelled or modified within the first seven (7) days of the event, if the policyholder so requests in writing and if both parties agree. The cancellation or modification takes effect on the date the request is received by the insurer.

     - In the case of temporary termination of employment due to the lay-off of a participant, class or category of employees, the insurance is kept fully in force for a period not exceeding three (3) months for all participants, provided premiums continue to be paid, and provided there be no individual selection.

          The insurance may however be cancelled if the policyholder so requests in writing; in such a case, the cancellation takes effect on the date the request is received by the insurer.

     - If the participant ceases to be actively at work due to a maternity leave taken in conformity with a provincial or federal law, the insurance is kept fully in force for a maximum period of eighteen (18) weeks, provided premiums continue to be paid.

          If the participant ceases to be actively at work due to a parental leave taken in conformity with a provincial or federal law, the insurance is kept in force for a maximum period of thirty-four (34) continuous weeks, provided such period is part of the fifty-two (52) week period immediately following the date of birth or adopting, if prior agreement with the insurer was made and premiums continue to be paid.

          If disability occurs during the maternity or parental leave, the elimination period of the disability income insurance will only start at the date the participant was expected to return to work.

     The insurer, however, reserves the right to terminate any extension of insurance herein specified by giving the policyholder thirty-one (31) days notice to that effect.

Dependents

Unless otherwise specified in the Summary of Benefits, a dependent's insurance terminates on the earliest of the following dates:

a) On the date the participant of whom he is a dependent ceases to be covered under the plan;

b)   On the date the dependent cease to be a dependent as defined in this plan;

c)   The later of the following dates:

     -    the date indicated on a written notice received from the policyholder;
     -    the date this notice was received by the insurer.

The above provisions apply equally in the case of partial cancellation of insurance owing to the cancellation of one or several specific benefits.

REINSTATEMENT OF INSURANCE
--------------------------

Whether plan membership is compulsory or voluntary, an employee's insurance and dependents' insurance, if any, are reinstated for the same benefits and according to the terms that existed at the time of cancellation. The reinstatement takes effect on one of the following dates:

a) The date of return to active work, provided the employee is again eligible and provided the application reaches the insurer within thirty-one (31) days of return to active work and if absence from active work lasted less than twelve (12) months. Following this thirty-one (31) day period, the insurance can only become effective on the date the insurer accepts the required evidence of insurability, at no expense to the insurer;

b) The date on which the insurer accepts the required evidence of insurability at no expense to the insurer, if the insurance terminated for any reason other than absence from active work;

c) The date on which the employee and dependents, if any, again satisfy the requirements with regard to eligibility and the effective date of insurance, if absence from active work lasted more than twelve (12) months.

However, any employee not actively at work on the day the insurance would otherwise be reinstated by virtue of this article will again be insurable only when he resumes active work. Moreover, if an individual life insurance contract has been issued in accordance with the "Conversion privilege" included in the participant's group life insurance benefit, and provided such individual contract is still in force, the insured person will again be entitled to the group insurance life benefit only on the date the insurer accepts the required evidence of insurability.

                                   BENEFITS

CLAIMS NOTICE
-------------

Supplemental Health and Dental Care insurance, if applicable:

The insurer must be notified of any claim for Supplemental Health or Dental Care insurance within twelve (12) months immediately following the date of the event which gives entitlement to benefits, on forms provided by the insurer and, if applicable, with satisfactory written proof.

Other Benefits:

Any other claim must be submitted on forms provided for that purpose by the insurer within the thirty-one (31) days immediately following the date of the event which gives entitlement to benefits, and satisfactory written proof must be provided to the insurer within ninety (90) days immediately following the date benefits became payable.

The insurer reserves the right to require additional proof or information whenever it deems necessary and to have the insured person examined by a physician of its choice.

Any claim submitted after the ninety-day (90) period and while the plan is in force limits the insurer's responsibility to the ninety-day (90) period preceding the date that any written request was received.

Notwithstanding any provisions to the contrary, upon cancellation of the plan, any income disability claim must be submitted to the insurer within six (6) months of the onset of such disability. Any other claim must be submitted within ninety (90) days following cancellation of the plan.

RIGHT OF RECOVERY
-----------------

If the insured person can claim to a third party indemnities for loss entitling him to benefits payable under the present plan, the insurer is entitled to recover from any person, including the insured person, any insurer or any other organization, the benefit payments that the insured person would have received or been entitled to receive, subject however to the maximum amount of indemnities payable under the benefits of the present plan.

MEDICAL EXAMINATION
-------------------

The insurer has the right to require, as often as deemed necessary and at his own expense, a medical examination of any person for whom a claim is submitted and to obtain the report of any physician or any dentist having examined such person.

Failure on the part of an insured person to submit to such examination results in the loss of any right to benefits.

BENEFIT PAYMENT
---------------

The insurer will pay the benefits according to the terms and conditions of the plan within thirty (30) days following the receipt of the required satisfactory proof of claim. However, in the case of disability claims, the thirty (30) days commence from the expiry of the elimination period if such date is subsequent to submitting satisfactory proof of claim. Payments are made according to the terms and conditions of the plan with retroactive adjustments.

Disability income benefits payable to a participant incapable of managing his assets and giving receipt are paid to the guardian or curator. However, after a six (6) month period following the date the participant was declared unfit by a physician, the insurer will continue to pay the benefits provided the institution of a protective supervision is undertaken.

                         PARTICIPANT'S LIFE INSURANCE
--------------------------------------------------------------------------------


Upon the death of the participant, the insurer undertakes to pay to the beneficiary the sum insured as indicated in the Summary of Benefits, based on the participant's class and subject to the terms and conditions hereinafter specified.


SPECIAL DEFINITION
------------------

Disability

If the participant is covered with LONG-TERM DISABILITY INCOME INSURANCE under the present plan:

A state of total and continuous incapacity, resulting from illness or accidental injury, which wholly prevents the participant from performing:

a) each and every task of his regular employment during the elimination period of the Long-term Disability Income benefit and during the twenty-four (24) months immediately following this period, regardless of the availability of such occupation; and

b) afterwards, any remunerated function or work for which he is reasonably qualified by training, education or experience, regardless of the availability of such occupation.

The disability will only be recognized if the participant receives no remuneration arising directly or indirectly from any employment, except under a rehabilitation program approved by the insurer.

If the participant is not eligible to receive benefits or is not covered with LONG-TERM DISABILITY INCOME INSURANCE under the present plan:

A state of total and continuous incapacity, resulting from illness or accidental injury, which wholly prevents the participant from performing any work for remuneration or profit.

CONVERSION PRIVILEGE
--------------------

A participant who has not attained age sixty-five (65) and whose group coverage is cancelled due to termination of employment or of group membership, and not because of cancellation of this plan (subject, however, to any legal provision to this effect), can, within thirty-one (31) days of such cancellation, convert all or part of his life insurance coverage into an individual life insurance contract of a type usually issued by the insurer, without having to provide evidence of insurability. The participant may choose one of the following types of insurance:

..    permanent;

..    term to age sixty-five (65);

..    one-year (1) term convertible into permanent or term to age sixty-five (65)
     at the end of one (1) year.

In all cases, the face amount of the individual policy is the least of the following amounts, whether the participant be insured by more than one life insurance benefit, optional life insurance benefit or by more than one group insurance policy issued by the insurer:

a)   The amount selected by the participant at the time of conversion;

b) The amount for which the participant was insured immediately prior to the termination of his insurance;

c) The difference between the amount for which the participant was insured immediately prior to the termination of his insurance, and the amount for which he is eligible under a new group life insurance contract;

d)   Two hundred thousand dollars ($200,000).

Such individual insurance policy shall not contain a disability clause, nor an accidental death and dismemberment clause, and the premium shall be based on the insurer's rates in effect which apply to the plan and to the amount of such policy, according to the participant's attained age and to the class of risk to which he belongs.

The said policy will only be issued if the insurer receives a written request to that effect, together with a deposit covering the monthly premium for a one-year
(1) term policy within thirty-one (31) days following the date of the termination of the participant's insurance, and will take effect only at the expiration of that period.

Should the participant die during the period of thirty-one (31) days following the termination of his insurance, the insurer shall pay an amount equal to the convertible amount of insurance prior to the termination of his insurance.

WAIVER OF PREMIUMS
------------------

a) A participant who is under sixty-five (65) years of age and becomes disabled is eligible for waiver of premiums under this benefit, if such participant is eligible for long-term disability income benefit under the present plan.

     If the participant is not eligible to receive benefits or is not covered under the long-term disability income benefit, he is eligible for waiver of premiums under this benefit if he fulfills the following conditions:

     - The participant is less than sixty-five (65) years of age at the onset of disability;

     - The participant became disabled according to the definition of Disability of the present benefit, before the termination of employment and while insured under the present benefit;

     - The participant has been disabled for at least six (6) continuous months. Proof of disability must be satisfactory to the insurer and must be submitted within nine (9) months from the onset of disability, at no expense to the insurer.

The amount of insurance for which waiver of premiums is granted will not be greater than that which was in force on the participant's life at the onset of disability; this amount will be subject to reduction and termination as indicated in the Summary of Benefits, if applicable, as if the participant were actively at work.

b) The participant's waiver of premiums begins on the first of the following dates:

     - The day following the elimination period of the Long-term Disability Income benefit, if applicable;

     -    The day following a continuous disability period of six (6) months.

c) The participant whose premiums are waived under this article must provide the insurer with proof of disability, as often as the insurer may reasonably require. Such proof is to be provided at no expense to the insurer.

 d)  The waiver of premiums terminates on the earliest of the following dates:

     -    The date on which the participant ceases to be disabled;

     - The date on which the participant fails to submit to an examination by the physician designated by the insurer;

     - The date on which the participant retires or reaches the normal retirement age under the employer's pension plan, but never beyond the normal retirement age indicated in the Summary of Benefits of the present plan;

     - The date on which the participant reaches the age of termination indicated in the Schedule of Benefits, if applicable;

     - The date on which the participant fails to provide any proof of disability required by the insurer;

     - The date on which the participant is incarcerated after committiqg a criminal offence for which he was found guilty.

                          DEPENDENT'S LIFE INSURANCE
--------------------------------------------------------------------------------

Upon the death of an insured dependent, the insurer undertakes to pay to the participant the benefits specified herein, subject to the terms and conditions hereinafter specified.

The sum insured under this benefit, based on the participant's class, is shown in the Summary of Benefits.

WAIVER OF PREMIUMS
------------------

A participant whose premiums are waived under the article Waiver of Premiums of his life insurance benefit is also entitled to waiver of premiums for the present benefit, under the same conditions.

EXTENSION OF DEPENDENT'S INSURANCE AT THE PARTICIPANT'S DEATH
-------------------------------------------------------------

At the participant's death, the dependents' insurance is extended, without premium payment, to the earliest of the following dates:

a)   Twenty-four (24) months after the participant's death;

b) The date on which the dependents' insurance would have terminated had the participant then been living;

c)   The termination date of the benefit or plan.

                        PARTICIPANT'S ACCIDENTAL DEATH
                          AND DISMEMBERMENT INSURANCE
--------------------------------------------------------------------------------

The insurer undertakes to pay the sum insured at the time of accidental death or dismemberment, provided the participant's life insurance benefit remains in force and subject to the terms and conditions hereinafter specified.

The sum insured under this benefit, based on the participant's class, is shown in the Summary of Benefits. In the event of death, the benefit is payable to the beneficiary and, in the event of dismemberment, the benefit is payable to the participant.

SPECIAL CONDITIONS
------------------

The sum insured is payable if the participant suffers an accidental loss of a type described in the schedule of benefits shown below and provided such loss results directly from accidental injury and occurs within three hundred and sixty-five (365) days of the accident. No benefits shall be payable for losses arising from accidents occurring prior to the participant's effective date of coverage.

                             SCHEDULE OF BENEFITS
                             --------------------

                                                              Percentage
     Accidental Loss of                                     of Sum Insured
     ------------------                                     --------------

     - life                                                      100%
     - sight in both eyes                                        100%
     - both hands or both feet                                   100%
     - one hand or one foot and sight in one eye                 100%
     - one hand and one foot                                     100%
     - one hand or one foot                                       50%
     - sight in one eye                                           50%
     - hearing in both ears                                       50%

The term "loss" means total and irrecoverable loss of the use of a limb or part of a limb, as specified in the preceding Schedule of Benefits, of an eye or of hearing, such that its use may not be even partially restored hy therapy of any kind.

If the participant suffers more than one loss as a result of the same accident, only one benefit, the greater, will be paid.

EXCLUSIONS
----------

No benefit shall be paid under this benefit for any loss resulting directly or indirectly from:

a) suicide, attempted suicide or voluntary self-inflicted injury, while sane or insane;

b) committing, attempting to commit, or provoking an assault or criminal offence;

c) civil unrest, insurrection or war, whether war be declared or not, or participation in a riot;

d)   service in the armed forces or reserves of any country;

e) flight or attempted flight on board a plane or other aircraft if the participant is part of the crew or performs any function relating to the flight, or participates in the flight as a parachutist;

f) injuries sustained by the participant as the result of driving a vehicle, if the participant at the time of sustaining the injuries had alcohol in his blood in excess of eighty (80) milligrams of alcohol per one hundred
     (100) millilitres of blood;

g) poisoning or inhalation of gas of any kind, whether it be voluntary or not, except if poisoning or inhalation occurs while the participant is in the exercise of his duties;

h)   taking of medication or drugs of any kind.

EXAMINATION AND AUTOPSY
-----------------------

If required by the insurer before payment, the participant, if he is alive, must allow himself to be examined, and if he is dead, the insurer will be entitled to have the participant's body examined and have an autopsy performed.

WAIVER OF PREMIUMS
------------------

A participant whose premiums are waived under the article Waiver of Premiums of his life insurance benefit is also entitled to waiver of premiums for the present benefit, under the same conditions.

However, waiver of premiums ceases on the termination date of the benefit or plan.

                    SHORT-TERM DISABILITY INCOME INSURANCE
--------------------------------------------------------------------------------

Upon the participant becoming disabled due to illness or accidental injury, the insurer undertakes to pay the participant the weekly indemnity specified herein for each week or part of a week during which the total disability lasts, subject to the terms and conditions hereinafter specified.

SPECIAL DEFINITIONS
-------------------

Hospitalization: Occupancy of a hospital room as admitted bedridden patient, if an invoice is issued by a government health plan.

Disability: A state of total and continuous incapacity, resulting from illness or accidental injury, which totally prevents the participant from performing each and every task of his regular employment, without regard to the availability of such occupation, provided the participant receives no remuneration arising either directly or indirectly from any employment.

PARTICULARS
-----------

Beginning of Benefits: Payment of weekly indemnity begins following expiry of the elimination period specified in the Summary of Benefits.

Amount of Benefits: The amount of weekly indemnity payable under this benefit is determined according to a formula set forth in the Summary of Benefits and may not exceed the weekly maximum amount therein specified.

Reduction of Benefits:

a) The weekly indemnity will be reduced by any disability benefits which are payable or which would have been payable had a satisfactory application been made under

     i)     a workers' compensation act;

     ii) a provincial automobile insurance law recognized under the Employment Insurance Regulations;

     iii)   the Quebec or Canada Pension Plan;

     iv)    any other similar law;

     v) a provincial crime victims compensation act, except for the period during which employment insurance benefits would or could have been payable.

     However, if benefits payable under the present benefit are taxable, they will be calculated as follows;

     1.     the indemnity payable by the insurer,

     2. lese the federal and provincial taxes applicable, according to the participant's personal exemption,

     3.     less the indemnity payable by the government plan.

b) The weekly indemnity will be reduced by any pension benefits that the participant receives from the Quebec or Canada Pension Plan.

c) The weekly indemnity will be reduced by any payment received according to the employer's policy regarding continuation of salary, vacation, statutory holidays or sick leave, if the insurer receives a written notice to this effect at the time of claim and prior to any other subsequent period of paid leave.

Termination of Benefits: Weekly indemnity ceases on the earliest of the following dates:

a) The date on which the maximum benefit period specified in the Summary of Benefits expires;

b)   The date on which the participant ceases to be disabled;

c) The date on which the disabled participant reaches the age of termination indicated in the Summary of Benefits, if applicable, provided the participant has received at least fifteen (15) weeks of benefits; otherwise, on the date on which he has received fifteen (15) weeks of benefits;

d)   The date on which the participant retires;

e)   The date of the participant's death;

f) The date on which the participant fails to submit to an examination by the physician designated by the insurer;

g) The date on which the participant fails to provide any evidence of disability required by the insurer;

h)   The date on which the participant begins a remunerative occupation;

i) The date on which the participant is incarcerated after committing a criminal offence for which he was found guilty.

SUCCESSIVE PERIODS OF DISABILITY
--------------------------------

If the participant who has returned to active work again becomes disabled while this coverage is in force, within fifteen (15) days of the first disability, and if such disability results from the same cause as the previous disability or from related causes, this is considered to be a continuation of the previous disability.

If the participant who has returned to active work for a period of fifteen (15) consecutive days or more again becomes disabled, while this coverage is in force, and if such disability results from the same cause as the previous disability or from related causes, this is considered to be a new disability only if the participant is not entitled to monthly disability benefits, and a new elimination period will apply.

However, if the participant who has returned to active work again becomes disabled while this coverage is in force, due to an illness or accidental injury totally unrelated to the previous cause of disability, this is considered to be a new disability and a new elimination period will apply.

EXCLUSIONS AND LIMITATIONS
--------------------------

a) The benefit specified herein does not cover any disability resulting from one of the following causes:

               Injury or illness resulting from civil unrest, insurrection or war, whether war be declared or not, or participation in a riot;

     - Attempted suicide voluntary self-inflicted injury, while sane or insane;

     - Cessation of work to receive care which is not medically required or which is given for cosmetic purposes, unless such care is for accidental injury and commenced within ninety (90) days of the accident;

     - Injury or illness while committing, attempting to commit, or provoking an assault or criminal offence.

 b) Pregnancy - Weekly indemnity is paid in the event of illness relating to pregnancy. However, the insurer pays no indemnity for any illness or accidental injury:

     - During a maternity or parental leave taken in accordance with provincial or federal legislation or during any maternity or parental leave taken in agreement with the employer;

     - In the course of any period during which the participant receives maternity or parental benefits under the Employment Insurance Act;

     - During any extension of maternity or parental leave beyond the periods specified above, if the participant was entitled to and requested such extension.

c) If disability results from drug addiction or alcoholism, the weekly indemnity will be paid provided that the participant is following a closed treatment program approved by the insurer.

d) A participant who is out of Canada and the United States for a period of ninety (90) consecutive days or more will no longer be entitled to the indemnity under the present benefit and such entitlement will be restored only upon the participant's return, subject to all other provisions of the present benefit.

e) The insurance provided herewith does not cover any disability resulting from an illness or accidental injury which occurs during a strike, lock-out or temporary layoff, if the participant's benefit is not kept in force during the strike, lock-out or temporary layoff.

     However, if the participant's benefit is kept in force, the elimination period of the disability income benefit begins on the date the participant would have returned to work.

WAIVER OF PREMIUMS
------------------

A participant whose premiums are waived under the article Waiver of Premiums of his life insurance benefit is also entitled to waiver of premiums for the present benefit, under the same conditions.

However, waiver of premiums ceases on the termination date of the benefit or plan.

--------------------------------------------------------------------------------

                    LONG-TERM DISABILITY INCOME INSURANCE
--------------------------------------------------------------------------------

Upon the participant becoming disabled due to illness or accidental injury, the insurer undertakes to pay the participant the monthly indemnity specified herein for each month or part of a month (one-thirtieth (1/30) of the monthly indemnity for each day) during which the disability lasts, subject to the terms and conditions hereinafter specified.

SPECIAL DEFINITION
------------------

Disability

A state of complete and continuous incapacity, resulting from illness or accidental injury, which wholly prevents the participant from performing:

a) Each and every task of his regular employment during the elimination period and during the twenty-four (24) months immediately following this period, regardless of the availability of such occupation; and

b) Afterwards, any remunerated function or work for which he is reasonably qualified by training, education or experience, regardless of the availability of such occupation.

Disability will only be recognized if the participant receives no remuneration arising either directly or indirectly from any employment, except under a rehabilitation program approved by the insurer.

--------------------------------------------------------------------------------

PARTICULARS
-----------

Beginning of Benefits: Payment of monthly indemnity begins following expiry of the elimination period specified in the Summary of Benefits.

Amount of Benefits: The amount of monthly indemnity payable under this benefit is determined according to a formula set forth in the Summary of Benefits and may not exceed the monthly maximum amount therein specified.

Reduction of Benefits: The monthly indemnity payable under this benefit will be reduced, after the application of the monthly maximum indicated in the Summary of Benefits, by any disability benefits which are payable or which would have been payable to the participant had a satisfactory application been made under:

a) the Quebec or Canada Pension Plan, excluding benefits payable on behalf of dependent children;

b)   a workers' compensation act;

c)   a provincial automobile insurance law;

d)   a provincial crime victims compensation act.

Moreover, the amount of monthly disability income benefits payable by the insurer is adjusted so that the sum of all income, compensation, indemnity and benefits which the participant would or could receive, due to his disability, from: (a) the policyholder, (b) any government body, (c) under any group insurance or pension plan to which the policyholder contributes, and (d) any other insurance contract, may at no time exceed the OVERALL MAXIMUM, as defined in the Summary of Benefits.

Future cost of living adjustments made to amounts received from any of the above-mentioned sources will not bring about further reductions.

However, if benefits payable under the present benefit are taxable, they will be calculated as follows:

l.   the indemnity payable by the insurer,

2. less the federal and provincial taxes applicable, according to the participant's personal exemption,

3.   less the indemnity payable by the government plan.

Termination of Benefits: The monthly indemnity ceases on the earliest of the foilowing dates:

a) The date the maximum benefit period specified in the Summary of Benefits has been reached;

b)   The date on which the participant ceases to be disabled;

c)   The date on which the parricipant reaches the age of sixty-five (65);

d) The date on which the participant retires or reaches the normal retirement age under the employer's pension plan, but never beyond the normal retirement age indicated in the Summary of Benefits of the present plan;

e) The date on which the participant starts to receive pension benefits from the Quebec or Canada Pension Plan;

f)   The date of the participant's death;

g) The date on which the participant fails to submit to an examination by the physician designated by the insurer;

h) The date on which the participant fails to provide any evidence of disability required by the insurer;

i) The date on which the participant refuses to participate in a rehabilitation program or to engage in rehabilitation employment which the insurer and its consulting physicians deem reasonably appropriate;

j) The date on which the participant engages in a remunerative occupation, unless it is rehabilitation employment;

k) The date on which the participant is incarcerated after committing a criminal offence for which he was found guilty.

SUCCESSIVE PERIODS OF DISABILITY
--------------------------------

If the participant who has returned to active work again becomes disabled while the coverage is in force, within six (6) consecutive months of the first disability and if such disability results from the same cause as the previous disability or from related causes, this is considered to be a continuation of the previous disability. During the elimination period, successive periods of disability from a single cause separated by fifteen (15) days or less will be considered as the same period.

However, if the participant who has returned to active work again becomes disabled while the coverage is in force, due to an illness or accidental injury totally unrelated to the previous cause of disability, the disability is considered to be a new disability and a new elimination period will apply.

EXCLUSIONS AND LIMITATIONS
--------------------------

a) The benefit specified herein does not cover any disability resulting from one of the following causes:

     - Injury or illness resulting from civil unrest, insurrection or war, whether war be declared or not, or participation in a riot;

     - Attempted suicide or voluntary self-inflicted injury, while sane or insane;

     - Flight or attempted flight on board an airplane or other aircraft if the participant is part of the crew or performs any function relating to the flight, or participates in the flight as a parachutist;

     - Injury or illness resulting from committing, attempting to commit, or provoking an assault or criminal offence.

b) Pregnancy - Monthly indemnity is paid in the event of illness relating to pregnancy. However, the insurer pays no indemnity for any illness or accidental injury:

     - During a maternity or parental leave taken in accordance with provincial or federal legislation or during any maternity or parental leave taken in agreement with the employer;

     - In the course of any period during which the participant receives maternity or parental benefits under the Unemployment Insurance Act of Canada;

     - During any extension of maternity or parental leave beyond the periods specified above, if the participant was entitled to and requested such extension.

c) If disability results from drug addiction or alcoholism, the monthly disability benefits will be payable provided that the participant is following a closed treatment program approved by the insurer.

d) No benefits are payable to a participant who was insured on the commencement date of this plan, for any disability beginning within twelve
     (12) months of such date if the disability is wholly or partly attributable to an illness or injury for which the participant received care or took medication within the ninety days preceding the plan commencement date.

     However, if this plan is a replacement plan, this provision does not apply to participants who were insured under the previous plan on the date it was terminated.

     Furthermore, no benefits are payable to a participant who becomes insured after the commencement date of this plan, for any disability beginning within twelve (12) months of the participant's effective date of insurance, if the disability is wholly or partly attributable to an illness or injury for which he received care or took medication within the ninety (90) days preceding his effective date of insurance.

 e) A participant who is out of Canada and the United States for a period of ninety (90) consecutive days or more will no longer be entitled to the indemnity under the present benefit and such entitlement will be restored only upon the participant's return, subject to all other provisions of the present benefit.

f) The insurance provided herewith does not cover any disability resulting from an illness or accidental injury which occurs during a strike, lock-out or temporary layoff, if the participant's benefit is not kept in force during the strike, lock-out or temporary layoff.

     However, if the participant's benefit is kept in force, the elimination period of the disability income benefit begins on the date the participant would have returned to work.

WAIVER OF PREMIUMS
------------------

A participant whose premiums are waived under the article Waiver of Premiums of his life insurance benefit is also entitled to waiver of premiums for the present benefit, under the same conditions.

REHABILITATION PROGRAM
----------------------

A participant who was disabled for at least the elimination period and who, on the prescription and under the supervision of his physician, registers for a rehabilitation program approved by the insurer, is eligible to receive the indemnity payable under this benefit for a maximum period of twenty-four (24) months in addition to receiving the remuneration payable under this rehabilitation program.

However, the sum of the remuneration payable under the rehabilitation program and the monthly indemnity under this benefit must not exceed the monthly salary the participant was being paid at the onset of disability. If this sum exceeds one hundred per cent (100%) of the net monthly salary determined at the onset of disability (or of the gross monthly salary if the benefit is taxable), the income payable under this benefit will be reduced so as not to exceed this salary.

INDEXATION
----------

The amount of benefit payable will be adjusted on the first day of January of each year according to the Canadian Consumer Price Index, up to the maximum annual indexation rate indicated in the Summary of Benefits, if applicable.

                         SUPPLEMENTAL HEALTH INSURANCE
--------------------------------------------------------------------------------


The insurer undertakes to reimburse health care expenses incurred due to accidental injury, illness or pregnancy, subject to the terms and conditions hereinafter specified.


SPECIAL DEFINITIONS
-------------------

Hospital: Hospital means an institution providing care of short duration

a)   legally acknowledged as such;

b)   intended for the care of bedridden patients; and

c) which provides at all times the services of physicians and registered nurses.

Units set aside for convalescent or chronic care purposes in hospitals are excluded.

Rehabilitation institution, convalescent home or chronic care institution: Such terms designate an institution or health unit

a)   legally acknowledged as such; and

b)   intended for the care of bedridden patients.

Nursing homes, homes for the aged, rest homes, reception centres and drug and alcohol treatment centres are excluded.

Prosthesis: A device designed to replace all or part of a limb or an organ.

Orthesis or Orthopedic Device: A device applied to a limb or part of the body in order to correct a functional disability.

Therapeutic or Medical Appliances: Appliances currently used according to the manufacturer's standards and recognized as specifically for the immediate treatment of a pathological condition following an illness or an accident, such as appliances for the control of pain, extended physiotherapy and the administration of medication, respiratory assistance and diagnostic devices, excluding orthopedic appliances, stethoscopes and sphygmomanometers.

Orignal or Generic Drug: If mention is made of these two types of drugs, the original drug refers to the drug that was first developed and launched on the market. The generic drug refers to any reproduction of the original drug and is usually less expensive.


HOSPITALIZATION IN CANADA
-------------------------

The insurer reimburses that part of hospital expenses incurred in Canada which exceeds the amount reimbursed by government plans, up to the daily maximum specified in the Summary of Benefits, and without any limit as to the number of days of hospitalization.


EMERGENCY EXPENSES OUTSIDE THE PROVINCE OF RESIDENCE
----------------------------------------------------

The insurer reimburses hospitalization, medical and surgical expenses outside the province of residence of the insured person, in case of emergency, for that part of eligible expenses that exceeds the amount paid by a provincial health insurance plan whose coverage is compulsory for all insured persons.

Expenses must be incurred due to a sudden and unexpected illness or to an accident which occurred during a stay outside the province of residence whose expected length is less than ninety (90) consecutive days.

Moreover, when hospitalized outside Canada, the insured person must get in touch with the MEDICAL ASSISTANCE SERVICE as soon as it is possible to do so, otherwise the insurer has the right to terminate coverage.

In the absence of medical contraindication, the insurer may request that the insured person be repatriated or treated elsewhere. Repatriation must be recommended and planned by the medical assistance company. If an insured refuses to follow a recommendation for repatriation, the insurer accepts no responsibility for expenses incurred thereafter.

The overall maximum reimbursed by the insurer, for expenses incurred outside the province of residence, is specified in the Summary of Benefits.

MEDICAL-EXPENSES IN CANADA
--------------------------

The following expenses are covered, but only if they were incurred after the effective date of the insurance:

a)   Services, care and treatment prescribed by a physician, such as:

     i) Services rendered at the insured person's home by a registered nurse or nurse's aide who is unrelated to the insured person and who does not ordinarily reside with the latter, up to the maximum indicated in the Summary of Benefits;

     ii) Licensed ambulance service for emergency transportation to the nearest hospital equipped to provide the required treatment, or for transportation therefrom, when the physical condition of the insured person precludes the use of any other means of transportation;

     iii)  Oxygen and rental of equipment necessary for its administration;

     iv) Drugs or medicine available in Canada and which can only be obtained with the written prescription of a physician or dental surgeon and dispensed by a licensed pharmacist, except for those products listed in the article Exclusions and Reductions of the present benefit;

           Medical drugs such as cardiotropic, anti-asthmatic, antidiabetic, antiparkinsonian and anticoagulant are considered eligible medical drugs, provided that they are prescribed by a physician and sold by a licensed pharmacist;

      v) Purchase of artificial limbs and eyes, if the loss occurred while insured;

     vi) Rental or purchase, as previously approved by the insurer, of a wheelchair (excluding electric wheelchairs except for quadriplegics), a hospital bed (excluding electric beds) and any other therapeutic appliances (excluding batteries);

     vii) Purchase of breast prostheses, up to the maximum specified in the Summary of Benefits;

     viii) Purchase of medical elastic stockings prescribed for the treatment of varicose veins, following severe burns or surgery, up to the maximum indicated in the Summary of Benefits;

     ix) Room and board in a rehabilitation home, a convalescent home or chronic care home designated for such treatment by an appropriate government body, while under the supervision of a physician or registered nurse, up to the maximum indicated in the Summary of Benefits, and provided the stay follows the end of a period of hospitalization by less than fourteen (14) days;

     x) cost of orthopedic shoes as described below, up to the maximum indicated in the Summary of Benefits:

           - The cost of modifying a regular shoe or the cost of purchasing, repairing, modifying or adjusting an insert or device added to a regular shoe;

           -   The purchase price of an orthopedic shoe;

     xi) Cost of intrauterine devices, up to the maximum eligible expenses indicated in the Summary of Benefits;

     xii) Purchase of glasses or contact lenses following cataract surgery, up to the maximum indicated in the Summary of Benefits, and provided these expenses are incurred before age sixty-five (65);

     xiii) Diagnostic laboratory and X-ray fees from a commercial establishment, up to the maximum eligible expenses indicated in the Summary of Benefits;

     xiv) Purchase or rental of orthopedic appliances other than orthopedic shoes and podiatric apparatus which are obtained from a recognized establishment or laboratory and which are required as a result of a bodily injury or illness. The purchase must be made while this coverage is in effect;

     xv)       Purchase or rental  of crutches, and purchase of hernial belts;

     xvi) Purchase of capillary prostheses following chemotherapy, up to the maximum indicated in the Summary of Benefits;

     xvii) Sclerosing injection fees up to the maximum indicated in the Summary of Benefits.

b) Dental care given out of hospital by a dentist, in accordance with the normal suggested fee for a general practitioner, and required as a result of accidental injury to whole, healthy, natural teeth.

     Only care received within twelve (12) months of the accident is covered. All other dental expenses are excluded.

c) Fees for paramedical care given by one of the professionals specified in the Summary of Benefits, up to the maximums indicated in the Summary of Benefits.

     Paramedical care must be given by a person duly authorized by the responsible provincial or federal organization to practice this profession in accordance with the rules of the profession.

     X-ray fees of a chiropractor, up to the maximum indicated in the Summary of Benefits.

     However, for Ontario residents, paramedical care given by a chiropractor or a podiatrist are reimbursed according to the method of payment in force under Ontario's Health Insurance Act, prior to August 1, 1996, which forbade the insurer to reimburse expenses incurred for those practitioners before the annual maximum payable under the provincial health plan had been reached.

d) Hearings Aids: Expenses incurred for the initial purchase, replacement or repair of hearing aids or any related devices (with the exception of batteries), and for the professional services given bY a hearing aid acoustician following the purchase, are reimbursed, provided they have been prescribed by a physician, audiologist or speech therapist.

     Covered expenses are limited to the maximum specified in the Summary of Benefits.

EXCLUSIONS AND REDUCTIONS
-------------------------

a)   This benefit does not cover:

        i) Expenses which are or would normally be payable or reimbursable under a workers' compensation act, if a claim had been submitted;

       ii) Expenses resulting from attempted suicide or voluntary self-inflicted injury, while sane or insane;

      iii) Expenses resulting from injury or illness caused by civil unrest, insurrection or war, whether war be declared or not, or participation in a riot;

       iv) Treatment or appliance to correct bruxism or vertical dimension or any temporomandibular joint dysfunction;

        v) Surgery or treatment which is not medically required, and which is given for cosmetic purposes or for any reason other than curative, or which exceeds ordinary surgery or treatment given in accordance with current therapeutic practice, and surgery or treat-
              ment which is given in relation to an operation or treatment of an experimental nature;

       vi) Any care or treatment included in the protocol of a research and development program for a product whose use has not been recommended by the manufacturer or which does not comply with government standards, or any other expenses incurred for care or treatment that is not recognized as normal, customary and common practice;

      vii) Any portion of the charge for services in excess of the reasonable and customary charge normally incurred for an illness of the same nature and severity in the locality where the service is provided;

     viii) Care and services rendered free of charge or which would be free of charge were it not for insurance coverage or which are not chargeable to the insured person;

       ix)    Rest cure or travel for reasons of health;

        x) Eye examination, except if mention is made that these expenses are covered under the present benefit;

       xi) Prescription, initial purchase, adjustment or replacement of eyeglasses or contact lenses, except if mention is made that these expenses are covered under the present benefit;

      xii)    All care or treatment related to fertility or infertility;

     xiii) Purchase or rental of any comfort or massage apparatus, and of domestic accessories that are not exclusively for medical purposes;

      xiv) Purchase of food or nutritional supplements and expenses incurred in the treatment of obesity, whether or not these are prescribed for a medical reason;

       xv) Expenses incurred for the administration of serums, vaccines and injectable medications;

      xvi) Contraceptives (other than oral), except if mention is made that these expenses are covered under the present benefit, anti-smoking aids, hair growth stimulants, anabolic steroids and growth hormones;

     xvii) The following products, except those which can only be obtained with a physician's prescription and dispensed by a pharmacist:

              - products for the care of contact lenses;
              - proteins or dietary supplements, amino acids;
              - baby food;
              - mouthwash, bandages and throat lozenges;
              - shampoos, oils, creams;
              - toilet products including soaps and emolients;
              - skin softeners and protectors;
              - vitamins or multivitamins;
              - supplements or prenatal vitamins;
              - minerals;
              - homeopathic products;

    xviii) The contribution to the cost of drugs and pharmaceutical services which must be paid by the insured person under any provincial drug insurance plan;

      xix)    Expenses incurred for problems related to erectile dysfunction.


b) The amount of benefits is reduced by any benefit that is payable or reimbursable under a government plan, a group plan or an individual plan, or that would have been payable had the person submitted a claim.

CALCULATION OF REIMBURSEMENT
----------------------------

Deductible: The deductible is that portion of covered expenses which must be paid by the participant before any benefits are payable under the present benefit. The maximum deductible required per calendar year is specified in the Summary of Benefits, if applicable.

Carry-over Provision: If the deductible has been satisfied in whole or in part by the payment of expenses incurred in the last three (31) months of a calendar year, the deductible for the following year will be reduced by the amount of deductible already paid.

Reimbursement: The insurer reimburses a percentage of the covered expenses incurred in the course of a calendar year, after applying the deductible for that year, if applicable. Such percentage is specified in the Summary of Benefits.

Maximum Benefit Per Insured Person: The overall maximum reimbursed by the insurer for the present benefit is specified in the Summary of Benefits.

Coordination of Benefits: The benefits herein will be coordinated with any sum which the insured person is receiving or would receive under any other benefit. The term "coverage" means any coverage providing care, services or supplies under

i) any group, individual or family insurance, travel insurance, creditor's or savings insurance coverage,

ii)   any government-sponsored plan providing coverage for similar care, and

iii)  any non-insured employee benefit plan.

WAIVER OF PREMIUMS
------------------

A participant whose premiums are waived under the article Waiver of Premiums of his life insurance benefit is also entitled to waiver of premiums for the present benefit, under the same conditions.

However, waiver of premiums ceases on the termination date of the benefit or plan.

EXTENSION OF DEPENDENTS' INSURANCE
----------------------------------
AT THE PARTICIPANT'S DEATH
--------------------------

At the participant's death, the dependents' insurance is extended, without premium payment, to the earliest of the following dates:

a)  Twenty-four (24) months after the participant's death;

b) The date on which the dependents' insurance would have terminated had the participant then been living;

c)  The termination date of the benefit or plan.

                       MEDICAL ASSISTANCE OUTSIDE CANADA
--------------------------------------------------------------------------------

This coverage provides the insured person, who is already covered under a government health insurance plan, with medical assistance in case of emergency while on vacation or business trips of which the expected length is less than ninety (90) days, for any accident or illness which occurs outside Canada, subject to the conditions that follow.

In order to take advantage of this coverage, the insured person must necessarily be covered by the SUPPLEMENTAL HEALTH INSURANCE benefit that is part of the present policy issued by the insurer.

SPECIAL DEFINITIONS
-------------------

Medical Authority: A legally qualified medical practitioner lawfully entitled to practice medicine in the country where medical services are performed.

Accident: Any sudden, unforeseeable and violent event which directly results from an external cause, independent of the insured person's wishes, leads to bodily injuries and prevents the insured person from continuing his trip, and which occurs while this coverage is in effect.

Family Member: The insured person's spouse, father, mother, child, brother or sister.

Illness: Any sudden and unforeseeable deterioration in health verified by a competent medical authority which prevents the insured person from continuing his trip, and which occurs while this coverage is in effect.

Hospital: A hospital refers to an institution which provides short-term care and:

a) is legally recognized as such in the country where the institution is located;

b)  provides care to bedridden patients;

c)  is equipped with a laboratory and an operating room;

d)  has legally qualified physicians and registered nurses working twenty-four
(24) hours a day.

Rehabilitation homes, convalescent homes, rest homes, chronic care homes and hospital chronic care wards do not qualify as hospitals.

Claims: Any event, accident or illness which justifies intervention by the Medical Assistance Service.

MEDICAL ASSISTANCE
------------------

a) The following emergency medical assistance following an accident or illness is available:

     i)   Twenty-four (24) Hour Access
          ----------------------------

          . The insured person can call the 24-hour hotline at any time of the day or night, and multilingual coordinators will put him in touch with a network of specialists to handle travel-related emergencies.

     ii)  Medical Care
          ------------

          The Medical Assistance Service will:

          . Upon request by the insured person, organize consultations with general practitioners or specialists in order to obtain the best medical care available in the area.

               . Provide assistance with admittance to the hospital nearest the scene of the accident or illness.

               . Assure doctors and hospitals that the plan will cover the expenses.

          iii) Medical Transportation
               ----------------------

               The Medical Assistance Service will:

               . Arrange for transportation or transfer of the insured person by any appropriate means recommended by the attending physician, which the Medical Assistance Service agrees to, to a hospital near the scene of the accident or illness, if required by the medical emergency.

               . Organize the return of the insured person to his residence or to a hospital near his residence after initial medical care has been provided, by an appropriate means of transportation, provided that the return is medically necessary and permissible. The Medical Assistance Service arranges for the insured person's return using the most appropriate means of transportation: air ambulance, helicopter, commercial airline, train or ambulance.

               . The expenses incurred for transporting or transferring the insured person as described in the two previous paragraphs will be paid by the insurer.

          iv)  Payment of Medical Expenses and Cash Advance
               --------------------------------------------

               . The Medical Assistance Service will make the necessary arrangements to pay medical expenses covered under the SUPPLEMENTAL HEALTH INSURANCE which is part of this policy issued by the insurer for emergency hospitalization and medical or surgical care outside of Canada.

                    If need be, the Medical Assistance Service will advance up to ten thousand dollars ($10,000) in legal Canadian tender, after reaching an agreement with the insurer, for the participant and his covered dependents.

                    The participant must pay back any cash advance to the insurer in one lump sum and according to the exchange rates effective at the time of the cash advance, within ninety
                    (90) days following his return to Canada. Should the participant fail to pay, the insurer reserves the right to compensate on health claims or any other claims which the participant or his dependents present under this policy.

               v)   Return of Deceased
                    ------------------

                    . Should the insured person die due to an illness or accident, the Medical Assistance Service will take care of all the arrangements and pay up to three thousand dollars ($3,000) for the postmortem expenses, the coffin and transportation of the deceased to the place of burial in Canada. Funeral expenses will not be covered by the Medical Assistance Service or the insurer.

          vi)   Return of Dependent Children
                ----------------------------

                . The Medical Assistance Service will organize the return of the insured person's children under age sixteen (16) who are left unattended and will arrange and pay for economy transportation for the children, with an escort if necessary, to their usual place of residence in Canada. If the return tickets are still valid, only the additional cost for return transportation will be paid, after deducting the value of the tickets.

          vii)  Return of a Family Member
                -------------------------

                . The Medical Assistance Service will organize the return of a family member who has lost the use of his airplane ticket due to the insured person's hospitalization or death. The Medical Assistance Service will make the arrangements to provide economy transportation for a family member to his usual place of residence in Canada. If the return tickets are still valid, only the additional cost for return transportation will be paid, after deducting the value of the tickets.

          viii) Visit from a Family Member
                --------------------------

                . The Medical Assistance Service will organize round-trip economy class transportation for a family member to visit the insured person if the person is hospitalized for at least seven (7) consecutive days and if the attending physician feels that the visit would be beneficial for the patient.

     ix)  Meals and Accommodation
          -----------------------

          . With regard to paragraphs vi), vii) and viii), the Medical Assistance Service will pay expenses incurred for meals and accommodation up to one hundred and fifty dollars ($150) per day for a maximum of seven (7) days. Receipts must be provided for these expenses before the Medical Assistance Service issues a reimbursement.

     x)   Vehicle Return
          --------------

          . The Medical Assistance Service will pay up to one thousand dollars ($1,000) to return the insured person's vehicle, either private or rental, to the insured person's residence or the nearest appropriate vehicle rental location.

     xi)  Cash Advances
          -------------

          . The Medical Assistance Service will advance cash, if need be, for the insured person to obtain the services described in paragraphs
             iii), vi), vii), viii), ix) and x), or will provide payment guarantees of up to one thousand dollars ($1,000) in legal Canadian tender. The participant must pay back any cash advance to the insurer according to the exchange rates effective at the time of the cash advance. The cash advance will be withheld by the insurer from any claim payments, if applicable.

b) Other emergency travel services also available to the insured person while travelling abroad:

               .    Telephone Interpretation Service
                    ---------------------------------

                    In case of an emergency, the Medical Assistance Service provides the insured person with telephone interpretation services in most foreign languages.

               .    Messages
                    --------

                    In case of an emergency, the Medical Assistance Service relays a message, upon request, to the insured person at his home, office or elsewhere,, or holds messages for the insured person or his family members for fifteen (15) days.

               .    Legal Assistance
                    ----------------

                    Should an insured person require legal assistance, the Medical Assistance Service assists him in finding local legal aid for an accident or another cause of defence, and will also help the insured person to obtain a cash advance from his credit cards, family and friends, in order to pay for any bail or legal fees.

               .    Travel Information
                    ------------------

                    The Medical Assistance Service sends the insured person travel information related to transportation, vaccinations and precautionary measures before, during and after the trip.

               .    Emergency Medication
                    --------------------

                    Should an insured person require medication not available locally that is indispensable for a treatment in progress, the Medical Assistance Service coordinates the search for and dispatch of the medication. The insured person is responsible for the cost of the medication unless it is covered under the SUPPLEMENTAL HEALTH INSURANCE of this policy.

               .    Lost Baggage or Documents
                    -------------------------

                    If the insured person loses or has his baggage stolen, the Medical Assistance Service will help him contact the appropriate authorities.

          EXCLUSIONS
          ----------

          This benefit does not cover:

          a) Expenses payable or reimbursable under a government, a group or individual plan, or which normally would have been payable if a claim had been submitted;

          b) Expenses resulting from attempted suicide or voluntary self-inflicted injury, whether the insured person is sane or insane;

          c) Expenses resulting from injury or illness caused by civil unrest, insurrection or war, whether war is declared or not, or participation in a riot;

          d) Surgery or treatment which is not medically required, and which is given for cosmetic purposes, for any reason other than curative, or which exceeds ordinary surgery or treatment given in accordance with normal therapeutic practice, and surgery or treatment which is given in relation to an operation or treatment of an experimental nature;

          e) The portion of the expenses which exceeds reasonable and customary fees for the area in which treatment is provided for an illness of the same nature and severity;

          f) Care or services rendered free of charge or which would be free of charge were it not for insurance coverage or which are not chargeable to the insured person;

          g)   Any rest cure or travel for reasons of health.


          PROVISIONS
          ----------

          Notice of Claim: As soon as the insured person is aware of an incident, he must take all reasonable precautions to stop its progression and must contact the Medical Assistance Service as soon as possible to indicate the circumstances and the known or presumed causes of the incident. Upon request by the Medical Assistance Service, the insured person must provide a certificate from the attending physician explaining the probable consequences of the illness or the injuries suffered during the accident.

          Prescription: Claims must be made within twelve (12) months following the date of the incident.

          Refund for the Return Ticket: When the insured person's transportation is arranged by the Medical Assistance Service, he must present the original return ticket or the reimbursement. If neither is available, the price of the ticket will be withheld by the insurer from the amounts payable to the insured person, if applicable.

          LIABILITY
          ---------

          The Medical Assistance Service may not be held responsible for failure to provide medical assistance or for delays caused by strikes, civil wars, wars, invasions, intervention by enemy powers, hostilities (whether war is declared or not), rebellions, insurrections, acts of terrorism, military operations or coups, riots or uprisings, radioactive fallout, or any other situation beyond its control.

The doctors, hospitals, clinics, lawyers and other authorized practitioners or institutions to which the Medical Assistance Service directs insured persons are, for the most part, independent contractors and act on their own behalf and are not employees, agents or subordinates of the Medical Assistance Service.

The Medical Assistance Service and the insurer are not in any way responsible for negligence or other acts or omissions by these doctors, hospitals, clinics, lawyers or other authorized practitioners or institutions.

                             DENTAL CARE INSURANCE
--------------------------------------------------------------------------------

The insurer undertakes to reimburse the participant's dental care expenses, subject to the terms and conditions hereinafter specified.

SPECIAL DEFINITIONS
-------------------

General Practitioner: A dentist who practices dentistry without specialization.

Specialist: A person licensed by the provincial licensing authority to practice dentistry with specialization.

Denturist: A person licensed by the appropriate provincial licensing authority to work as a practitioner supplying and fitting dentures.

Expenses Incurred: Any fee corresponding to a professional procedure already performed. Expenses are considered to be incurred only when treatment has actually been given, even if a treatment plan has been submitted to and approved by the insurer.

For dentures, expenses are considered to be incurred only on the date such dentures are installed.

DENTAL EXPENSES
---------------

"Eligible expenses" means fees incurred for treatment given by a general practitioner or by a specialist on the recommendation of a general practitioner. Such expenses must be incurred while this plan is in force. Expenses incurred in Canada are limited to the normal rate suggested for general practitioners of the province where treatment is given.

Expenses incurred for treatment provided by a denturist are limited to the normal suggested fee for denturists of the province where treatment is provided.

Expenses incurred outside Canada are limited to the normal rate suggested for general practitioners of the insured person's province of residence.

These expenses are reimbursed according to the Fee Guide of the year indicated in the Summary of Benefits.

The following expenses are covered if so stated in the Summary of Benefits:

Preventive Care
---------------

a)   Examinations and Diagnoses

     -   oral examination: once every two (2) years
     -   oral check-up:  once every six (6) months
     -   emergency oral examination
     -   specific oral examination

b)   X-rays

     - intra-oral - periapical: one complete series every two (2) years
     -   intra-oral - occlusal
     -   intra-oral - interproximal
     -   extra-oral
     -   sialography
     -   panoramic: once every two (2) years
     -   radiopaque dyes

c)   Tests and Laboratory Examinations

     -   microbiologic culture
     -   biopsy of oral tissue - soft
     -   biopsy of oral tissue - hard
     -   cytologic smear

     -   pulp vitality tests
     -   caries susceptibility tests

d)   Preventive Services

     - polishing of coronal portion of teeth (prophylaxis) : twice every twelve (12) months
     -   topical application of fluoride
     -   initial oral hygiene instruction

e)   Space maintainers for persons under age eighteen (18)


Basic Treatments
----------------

a)   Basic Treatments

     -   finishing restorations
     -   pit and fissure sealant
     -   caries control
     -   interproximal discing
     -   prophylactic odontomy

b)   Restorative.

     -   amalgam restorations
     -   composite restorations

c)   Endodontics

     -   pulp capping
     -   pulpotomy (excluding final restoration)
     -   emergency pulpotomy
     -   endodontic trauma
     -   root canal therapy
     -   endodontic surgery
     -   apexification

d)   Periodontics

     -   surgical services
     -   provisional matching
     -   adjunctive periodontal procedures

         Root planning and curettage are covered up to a maximum of three (3) sextants and two (2) quadrants or up to fourteen (14) teeth per calendar year. These procedures are limited to dentists exclusively and are only covered if testing of periodontal pockets indicates four millimeters (4 mm) or more. In all cases, appropriate x-rays and periodontal chart must be submitted.

e)   Dentures - removable

     -   adjustments
     -   repairs
     -   rebasing and relining
     -   prophylaxis and polishing

f)   Oral Surgery

     -   removal of erupted tooth (uncomplicated)
     -   surgical removals (complicated)
     -   removal of tumoura or cysts

g)   Adjunctive General Services

     -   anaesthesia (in relation to surgery)


EXCLUSIONS AND REDUCTIONS
-------------------------

a)   This benefit does not cover:

     i) Treatment or appliance related directly or indirectly to full mouth reconstruction, to correct bruxism or vertical dimension or any temporomandibular joint dysfunction;

     ii) Services rendered by a dental hygienist and not administered under the supervision of a dentist;

     iii) Dental services covered under the health insurance, if such benefit is part of this plan, or under any other group insurance contract;

     iv) Services and supplies relating to any appliance worn in the practice of a sport;

     v) Expenses which are payable or reimbursable under a worker's compensation act, or would normally have been if a claim had been submitted;

     vi) Care or services necessary due to an attempted suicide or voluntary self-inflicted injury, while sane or insane;

     vii) Care or services resulting from civil unrest, insurrection or war, whether war be declared or not, or participation in a riot;

     viii) Services which are not medically required, which are given for cosmetic purposes or which exceed ordinary services given in accordance with current therapeutic practice;

     ix) Care or services rendered free of charge or which would be free of charge were it not for insurance coverage or which are not chargeable to the insured person;

     x)    Care or services related to implants.


b) The amount of benefits is reduced by any benefit that is payable or reimbursable under a government plan, a group plan or an individual plan, or that would have been payable had the person submitted a claim.

c) Treatment Plan - If the total cost of a treatment is expected to exceed four hundred dollars ($400), a treatment plan must be submitted to the insurer who will determine, before commencement of treatment, the amount of eligible expenses.

     "Treatment plan" means a written description of the treatment which, in the opinion of the dentist, will be required, including X-rays in support of such opinion, and specification of the probable date and cost of treatment.

PAYMENT OF BENEFITS
-------------------

Proof: Before paying benefits, the insurer may require, as proof and at no expense to the insurer, a complete diagram showing the insured person's state of dentition prior to the beginning of the treatment for which a claim is submitted. The insurer may also, if deemed necessary, require laboratory or hospital reports, X-rays, casts, molds or models used for examination purposes, or any other similar evidence.

Alternative Treatment Plan: If more than one type of treatment exists for the dental condition of the insured person, the insurer reimburses the lesser fee, provided however that the treatment given is normal and appropriate.

CALCULATION OF REIMBURSEMENT
----------------------------

Deductible: The deductible is that portion of eligible expenses which must be paid by the participant before any benefits are payable. The maximum deductible required per calendar year is specified in the Summary of Benefits, if applicable.

Carry-Over Provision: If the deductible has been satisfied in whole or in part by the payment of expenses incurred in the last three (3) months of a calendar year, the deductible for the following year will be reduced by the amount of the deductible already paid.

Reimbursement: The insurer reimburses a percentage of eligible expenses incurred in the course of a calendar year, after applying the deductible for that year, if applicable. Such percentage is specified in the Summary of Benefits.

Maximum Benefit Per Insured Person: The global maximum amount reimbursed by the insurer for the present benefit is specified in the Summary of Benefits.

In the case of any person becoming insured more than thirty-one (31) days following the eligibility date, the reimbursement for dental expenses during the first twelve (12) months of coverage may not exceed one hundred dollars ($100) per person, up to a maximum of one hundred fifty dollars ($150) per family.

Coordination of Benefits: The benefits herein will be coordinated with any sum which the insured person is receiving or would receive under any other benefit. The term "coverage" means any coverage providing care, services or supplies under

i) any group, individual or family insurance, travel insurance, creditor's or savings insurance coverage,

ii)  any government-sponsored plan providing coverage for similar care, and

iii) any non-insured employee benefit plan.

                           [LOGO OF GROUP INSURANCE]


                [LOGO OF LES CONSEILLERS EN AVANTAGES SOCIAUX]


             [LOGO OF INDUSTRIAL ALLIANCE LIFE INSURANCE COMPANY]

                            A partner you can trust
                            -----------------------
                                         SINCE 1892

              THIS DOCUMENT IS A COPY OF SCHEDULE 4.37 INSURANCE
      EXHIBIT 10.13 FILED ON APRIL 2, 2002 PURSUANT TO RULE 201 TEMPORARY
                             HARDSHIP EXEMPTION.

                                  SCHEDULE 4.37

                                    INSURANCE

..    List of all claims for the past two years: see document attached hereto.

..    List of All Policies of Insurance

     . Commercial general liability insurance and professional liability insurance - see document attached hereto;

     .   Key-Man insurance policies -

         Marc LeBel:
         -----------

         Transamerica Life    T-10          $   300,000    June 2004        $ 1,556 (1)

         Sunlife du Canada    T-10          $ 1,000,000    December 2008    $ 2,667

         Sunlife du Canada    Universelle   $   500,000

         Sunlife du Canada    T-10          $   500,000    Octobre 2011     $ 6,571
                                                                            For both

         [*]:
         ----

         Transamerica Life    T-10          $ [*]          June 2004        (1)
                                              ---

         CNA                  T-10          $ [*]          November 2008    $ 555
                                              ---

         Transamerica Life    T-10          $ [*]          Mars 2011        $ 680
                                              ---

         (1)   annual price for ML and FV

  [*] Confidential portions omitted and filed separately with the Commission.

      .     Director and officer liability insurance: .    Chubb of Canada;

                                                      .    Policy no: 81528220;

                                                      .    Amount of coverage: $ 3,000,000;

                                                      .    Deductible: $ 10,000;

      .     Property:   .     CGV Compagnie d'assurance;

                        .     Policy no : CC83003228;

                        .     Amount of coverage: $ 16,050,000;

                        .     Deductible: $ 5,000;

      .     Cars:       .     CGV Compagnie d'assurance;

                        .     Policy no: 6943001618;

                        .     Amount of coverage: $ 1,000,000;

                        .     Deductible: $ 500.

[*] Confidential portions omitted and filed separately with the Commission.

                       [LETTERHEAD OF COUTURE-ROCHETTE]

Ste-Fay, October 17th, 2001

ANAPHARM INC.
2050, boul. Rene-Levesque Quest
Sainte-Foy, (Quebec)
Canada
G1V2K8

Attn:   Guylaine Perron, c.d., v.p. finances

Object: Loss historic Insurance portfolio 1996-2001-10-17

--------------------------------------------------------------------------------

Guylaine,

As discussed you will find herewith loss historic in regard to your insurance portfolio from 1996-2001; please note that we do insure your corporation since may 31/st/, 1996.

Don't hesitate to call me if you need other information.

Regards,

/s/ Raynald Rochette

Raynald Rochette

Anapharm Inc.
Insurance portfolio
-------------------
Loss historic May 31/st/, 1996-October 17/th/, 2001
---------------------------------------------------

     1.   Property coverages
          ------------------
          .  No claim


     2.   Comprehensive general liability coverages
          -----------------------------------------
          .  August 15/th/, 1999     T/P bodily injury                               3450,00 $
                                     (T/P hit glasses and                               (paid)
                                     suffered bodily injured)


          .  January 10/th/, 2000    Ice falls on T/P automobile                     1000,00 $
                                                                                        (paid)


          .  February 4/th/, 2000    Ice falls on T/P automobile                     1273,67 $
                                                                                        (paid)

     3.   Professional liability (incl. Clinical liability)
          -------------------------------------------------
          .  March 2000              T/P (voluntary) suffered                        7000,00 $
                                     Bodily injury                                      (paid)
                                     (skin problem while
                                     participating in a clinical
                                     study.
          .  September 16/th/, 1998  Voluntary diagnosticated                       no payment
                                     pregnant after participating
                                     to a clinical study.
                                     Should be closed with no payment.
                                     Still open just in case of future problems.

     4.   Directors & officers liability
          ------------------------------
          .  No claim

                                    [LOGO]

     Vezina, Dufault
     Assurances et services financiers

                           CERTIFICATE OF INSURANCE
                           ------------------------

This is to certify to:

that policies of insurance as herein described have been issued to the Insured named below and are in force at this date.

Name of Insured:                    ANAPHARM INC.

Address of the Insured:             2050, boul. Rene Levesque, Ste-Foy (Quebec)
                                    G1V 2K8

Location and operation to which this certificate applies:  Clinical research center

==============================================================================================================================

       KIND OF POLICY                POLICY #          EXPIRATION
                                                       Y    M   D
------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL GENERAL LIABILITY         9900970         2002   06  20    BODILY INJURY AND PROPERTY DAMAGE LIABILITY

[X] Claims made basis                                                 $ 10 000 000 (CDN) AGGREGATE-LIMIT
[_] Occurrence basis                                                  $ 10 000 000 (CDN) EACH OCCURRENCE LIMIT
                                     -----------------------------
INSURER:           LOMBARD GENERAL INSURANCE COMPANY OF CANADA

PRODUCTS                                                              $     50 000     DEDUCTIBLE PER OCCURRENCE
and/or             INCLUDED   [X]                                                      ON PROPERTY DAMAGE AND BODILY INJURY
COMPLETED
OPERATIONS         EXCLUDED   [_]                                     $ N/A            DEDUCTIBLE PER CLAIMANT
                                                                                       ON PROPERTY DAMAGE
                                                                      --------------------------------------------------------
                                                                      TENANTS'S LEGAL LIABILITY  PERSONAL INJURY LIMIT
                                                                      $ 2 500 000 (CDN)          $ 10 000 000 (CDN)
                                                                      ANYONE PREMISES
------------------------------------------------------------------------------------------------------------------------------
AUTOMOBILE LIABILITY                 NOT APPLICABLE                   INCLUSIVE LIMIT
                                                                      $        (CDN) PER CLAIM
                                     -----------------------------
INSURER:

All vehicles owned or leased by the named Insured [_]
Blanket fleet - Endorsement 21 B [_]
------------------------------------------------------------------------------------------------------------------------------
UMBRELLA LIABILITY                   NOT APPLICABLE                   PROPERTY DAMAGE, BODILY INJURY AND/OR LOSS OF USE
                                                                      $        (CDN) ANNUAL AGGREGATE
                                                                      $        (CDN) RETENTION
                                     -----------------------------
INSURER:
------------------------------------------------------------------------------------------------------------------------------
OTHER [X] DESCRIBE  PROFESSIONAL LIABILITY INSURANCE-- Policy #: 9900670 Insurer: Lombard General Insurance Company of Canada
                    Expiration: 2002/06/20 Limit: $ 10 000 000 (CDN) each occurrence and $ 10 000 000 (CDN) aggregate
                    Deductible: $ 10 000 (CDN) per occurrence
------------------------------------------------------------------------------------------------------------------------------
N.B: The Insurance afforded is subject to the terms, conditions and exclusions of the applicable policy. The certificate is issued as a matter of information only and confers no rights on the holder and imposes no liability on the Insurer.

     The above mentioned insurance limits are in Canadian currency.                               VEZINA, DUFAULT INC.

                                                                                                  Patrice Vezina, FCIP, CRM
                                                                                                   Damage Insurance Broker
     Date:________                                                                               (Authorized representative)

                                               [LETTERHEAD OF VEZINA, DUFAULT INC.]

==============================================================================================================================

THIS DOCUMENT IS A COPY OF SCHEDULE 4.38 MATERIAL CONTRACTS TO EXHIBIT 10.13 FILED ON APRIL 2, 2002 PURSUANT TO RULE 201 TEMPORARY HARDSHIP EXEMPTION.

                                 Schedule 4.38

                              MATERIAL CONTRACTS

- Shareholders Agreement entered into on February 24, 1995 and subsequently amended from time to time, between the shareholders of the Company;

- Master Software Agreement entered into on September 1, 2001 between MedICC and the Company;

- Share Purchase Agreement entered into on October 22, 1999 between Dynacare Health Group, Inc., Comcare Ltd, the Company, Daedal Management Investment, Inc. and Dynacare Clinical Research, Inc. (now known as "Danapharm") and Mr. Frank Naus;

- Shareholder Agreement entered into on October 22, 1999 between the Company, Daedal Management Investment, Inc. and Danapharm Clinical Research, Inc.;

-    Confidentiality Agreement entered into on [*] between [*] and the Company;

-    Confidentiality Agreement entered into on [*] between [*] and the Company;

-    Confidentiality Agreement entered into on [*] between [*] and the Company;

- Confidentiality Agreement entered into on [*] between Marc Lebel and the Company;

-    Confidentiality Agreement entered into on [*] between [*] and the Company;

-    Confidentiality Agreement entered into on [*] between [*] and the Company;

-    Confidentiality Agreement entered into on [*] between [*] and the Company;

- Letter of Agreement entered into on February 5, 2001 between Bank of Montreal, Daedal Management, Inc., Frank Naus, Danapharm and the Company;

- Schedule's Rate and List of Consulting Physicians: see document attached hereto;

   -    Confidentiality Agreements between the Company and: [*]

   - List of contracts in full force and effect: see document attached hereto titled "Project Tracking";

-    List of suppliers in full force and effect: see documents attached hereto;

-    List of suppliers of software in full force and effect: see Schedule 4.28;

[*] Confidential portions omitted and filed separately with the Commission.

-    List of work in progress: see document attached hereto.

                                 SCHEDULE 4.38

                              MATERIAL CONTRACTS

                     [Summary of French Written Documents]

- Schedule's Rate and List of Consulting Physicians: see document attached hereto:

     The schedule's rate of consulting physicians is identified in French as "Grille tarifaire des medecins";

     The List of Consulting Physicians is identified in French as "Medecins consultants".


-    List of work in progress: see document attached hereto.

     The List of work in progress, as of January 31, 2002, is identified in French as "Projets en cours au 31 janvier 2002".

         ------------------------------------------------------------
                             MEDECINS CONSULTANTS
         ------------------------------------------------------------
                      Nom                     Champ d'activites
         ------------------------------------------------------------
              Quebec
         ------------------------------------------------------------
              [*]                         Medecine generale
         ------------------------------------------------------------
              [*]                         Medecine generale
         ------------------------------------------------------------
              [*]                         Medecine generale
         ------------------------------------------------------------
              [*]                         Medecine generale
         ------------------------------------------------------------
              [*]                         Medecine generale
         ------------------------------------------------------------
              [*]                         Medecine generale
         ------------------------------------------------------------
              [*]                         Medecine generale
         ------------------------------------------------------------
              [*]                         Medecine generale
         ------------------------------------------------------------
              [*]                         Medecine generale
         ------------------------------------------------------------
              [*]                         Medecine generale
         ------------------------------------------------------------
              [*]                         Medecine generale
         ------------------------------------------------------------
              [*]                         Ophtalmologiste
         ------------------------------------------------------------
              [*]                         Ophtalmologiste
         ------------------------------------------------------------
              [*]                         Dermatologiste
         ------------------------------------------------------------
              [*]                         Cardiologue
         ------------------------------------------------------------
              Montreal
         ------------------------------------------------------------
              [*]                         Medecine generale
         ------------------------------------------------------------
              [*]                         Medecine generale
         ------------------------------------------------------------
              [*]                         Medecine generale
         ------------------------------------------------------------
              [*]                         Cardiologue
         ------------------------------------------------------------
              [*]                         Gastro-enterologue
         ------------------------------------------------------------
              [*]                         Cardiologue
         ------------------------------------------------------------
              [*]                         Gastro-enterologue
         ------------------------------------------------------------
              Trois-Rivieres
         ------------------------------------------------------------
              [*]                         Medecine generale
         ------------------------------------------------------------

[*] Confidential portions omitted and filed separately with the Commission.

                               Project Tracking
                               ----------------

See Schedule 4.19 Material Suppliers and Customers; Project Tracking to Exhibit 10.13.

            All material Anapharm credit agreements with suppliers.

                                                          End of contract
                                                          ---------------
Suppliers                Purchase level        Discount        Date                            Comment
---------                --------------        --------        ----                            -------
[*]       [*]                                     [*]      Sep-01    [*]
          [*]                                     [*]
          [*]                                     [*]
          [*]                                     [*]


[*]       [*]                                      8%      Dec-01    [*]


[*]       [*]                                                        [*]

          [*]

          [*]                                     [*]      Dec-01
          [*]                                     [*]
          [*]                                     [*]
          [*]                                     [*]

          [*] Confidential portions omitted and filed separately with the Commission.

                                                                        9(a)(xi)

                        Anapharm Inc.
                        9(a)(xi) Maintenance agreements

              Type of expense             End of contract                    Total per      Copy of
              ---------------              --------------                    ---------      -------
                 & Supplier                     Date             Duration       Year        contract        Comments
                 ----------                     ----             --------       ----        --------        --------
Equipment used for production (maintenance):
--------------------------------------------

[*]                                      8-Jan-02                1 year       [*]                       [*]
                                         14-Jun-02               1 year       [*]                       [*]
                                                                              [*]                       [*]
[*]                                      15-Mar-02               1 year       [*]                       [*]
                                         15-Mar-02               1 year       [*]                       [*]
                                                                              [*]                       [*]
                                         18-May-02               1 year       [*]                       [*]
                                         18-May-02               1 year       [*]                       [*]
                                         18-May-02               1 year       [*]                       [*]
                                         18-May-02               1 year       [*]                       [*]
                                                                              [*]                       [*]
                                         14-June-02              1 year       [*]                       [*]
                                         14-June-02              1 year       [*]                       [*]
                                         14-June-02              1 year       [*]                       [*]
                                                                              [*]                       [*]
                                         26-Nov-02               6,5 months   [*]             x         [*]
                                         26-Nov-02               6,5 months   [*]             x         [*]
                                         26-Nov-02               14 months    [*]             x         [*]
                                         26-Nov-02               1 year       [*]             x         [*]
                                         26-Nov-02               1 year       [*]             x         [*]
                                         26-Nov-02               6,5 months   [*]             x         [*]
                                         26-Nov-02               8,5 months   [*]             x         [*]
                                         26-Nov-02               8,5 months   [*]             x         [*]
                                         26-Nov-02               5,5 months   [*]             x         [*]
                                         26-Nov-02               5,5 months   [*]             x         [*]
                                         26-Nov-02               5,5 months   [*]             x         [*]
                                         26-Nov-02               6,5 months   [*]             x         [*]
                                                                              [*]                       [*]
                                                                              [*]                       [*]
[*]                                             4/8/02           1 year       [*]                       [*]
                                                8/32/02          1 year       [*]                       [*]
                                                                              [*]                       [*]
                                                                              [*]
                                                                              [*]
[*]                                             2/28/02          1 year       [*]                       [*]
[*]                                               ????           1 year       [*]                       [*]
                                                                              [*]

[*] Confidential portions omitted and filed separately with the Commission.

                                    1 of 2

                                                                        9(a)(xi)

                                 Anapharm Inc.
                        9(a)(xi) Maintenance agreements

     Type of expense                       End of contract                     Total per   Copy of
     ---------------                       ---------------                     ---------   -------
       & Supplier                                Date                Duration    Year      Contract       Comments
       ---------                                 ----                --------    ----      --------       --------
Various equipment maintenance
----------------------------

Bell Canada & others - Telephone system:
26-Nov-02                                 Fees - Phone lines     1 year        61,200 $
26-Nov-02                                 Answering service      1 year         4,800 $
26-Nov-02                                 Link WAN: Qc-Mtl and   1 year        35,652 $
26-Nov-02                                 IP connect dedicated L 1 year         6,144 $
26-Nov-02                                 Quebec local lines     1 year        18,276 $
26-Nov-02                                 Quebec Telecommunic          May-02  21,741 $       x     Quebec and Montreal Telephone
                                                                                                    system

Claude Neon                                    Feb-05            5 years        2,232 $             2 signs in Ste-Foy Graph #
                                                                                                    99-0195A
                                                  ?????          5 years          348 $             1 sign in Trois-Rivieres Graph #
                                                                                                    96-148
                                               Apr-06            5 years        3,576 $             1 electronic sign in Montreal
                                                                                                    Graph # 00-1079J
                                               May-06            5 years          780 $             1 sign in Montreal Graph #
                                                                                                    00-1079E

Maintenance of facilities:
--------------------------

Bon-Air (Ventilation)                          3/31/03           2 years        7,308 $             Clinical draining
                                                                                                    Clinical hood
                                                                                                    Waste room draining
                                                                                                    Aston
                                                                                                    Bousquet
                                                                                                    Analytical Lab ventilation shaft
                                                                                                    Dri-Steem
                                                                                                    other equipment rented by C.
                                                                                                    Roberge

Tempo                                          3/31/02           1 year         7,620 $             Ventilation - Montreal

Protectron                                       n/a                              216 $             Security service

Liebert                                        Feb-02            1 year         5,953 $             UPS

Quebec Pare-Flammes                            Jan-02            1 year            35 $             7 extinguishers at 5$ each

Vulcain                                        Mar-02            1 year           249 $             2 Gas detectors

Empro                                           n/a                            14,673 $             Cleaning (site: Quebec)

Probelle                                       Dec-03            3 years       14,400 $             Cleaning (site: Montreal)

Universite Laval                               Aug-02            1 year        13,080 $             40 parking places

                                    2 of 2

          ANAPHARM INC.

          PROJETS EN COURS AU 31 JANVIER 2002

================================================================================
 PROJETS EN COURS:                                            SOUMISSION CONTRAT
================================================================================
   Projet    Section    Client          Pays    Continent           Contrat

================================================================================
 00207 (750)    A       [*]                E  USA               [*]
------------------------------------------   -----------------------------------
 00238 (195)    C       [*]                C  Canada            [*]
------------------------------------------   -----------------------------------
 00298 (310)    C       [*]                E  Europe            [*]
------------------------------------------   -----------------------------------
 00340 (628)    C       [*]                E  Europe            [*]
                       -------------------                     -----------------
 00340 (628)    A       [*]                E  Europe            [*]
------------------------------------------   -----------------------------------
 01108 (055)    C       [*]                E  USA               [*]
                       -------------------                     -----------------
 01108 (055)    A       [*]                E  USA               [*]
------------------------------------------   -----------------------------------
 01113 (265)    C       [*]                C  Canada            [*]
                       -------------------                     -----------------
 01113 (265)    A       [*]                C  Canada            [*]
------------------------------------------   -----------------------------------
 01192 (310)    C       [*]                E  Europe            [*]
                       -------------------                     -----------------
 01192 (310)    A       [*]                E  Europe            [*]
------------------------------------------   -----------------------------------
 01193 (310)    C       [*]                E  Europe            [*]
                       -------------------                     -----------------
 01193 (310)    A       [*]                E  Europe            [*]
------------------------------------------   -----------------------------------
 01196 (750)    C       [*]                E  USA               [*]
                       -------------------                     -----------------
 01196 (750)    A       [*]                E  USA               [*]
------------------------------------------   -----------------------------------
 01201 (310)    C       [*]                E  Europe            [*]
                       -------------------                     -----------------
 01201 (310)    A       [*]                E  Europe            [*]
------------------------------------------   -----------------------------------
 01206 (640)    C       [*]                C  Canada            [*]
                       -------------------                     -----------------
 01206 (640)    A       [*]                C  Canada            [*]
------------------------------------------   -----------------------------------
 01218 (055)    A       [*]                E  USA               [*]
------------------------------------------   -----------------------------------
 01230 (464)    A       [*]                E  Europe            [*]
------------------------------------------   -----------------------------------
 01237 (265)    C       [*]                C  Canada            [*]
                       -------------------                     -----------------
 01237 (265)    A       [*]                C  Canada            [*]
------------------------------------------   -----------------------------------
 01238 (265)    C       [*]                C  Canada            [*]
                       -------------------                     -----------------
 01238 (265)    A       [*]                C  Canada            [*]
------------------------------------------   -----------------------------------
 01243 (750)    C       [*]                E  USA               [*]
                       -------------------                     -----------------
 01243 (750)    A       [*]                E  USA               [*]
------------------------------------------   -----------------------------------
 01267 (530)    C       [*]                E  Europe            [*]
                       -------------------                     -----------------
 01267 (530)    A       [*]                E  Europe            [*]
------------------------------------------   -----------------------------------
 01271 (685)    C       [*]                C  Canada            [*]
                       -------------------                     -----------------
 01271 (685)    A       [*]                C  Canada            [*]
------------------------------------------   -----------------------------------
 01272 (455)    C       [*]                E  Europe            [*]
                       -------------------                     -----------------
 01272 (455)    A       [*]                E  Europe            [*]
------------------------------------------   -----------------------------------
 01273 (455)    C       [*]                E  Europe            [*]
                       -------------------                     -----------------
 01273 (455)    A       [*]                E  Europe            [*]
------------------------------------------   -----------------------------------
 01275 (220)    C       [*]                E  USA               [*]
                       -------------------                     -----------------
 01275 (220)    A       [*]                E  USA               [*]
------------------------------------------   -----------------------------------
 01276 (220)    C       [*]                E  USA               [*]
                       -------------------                     -----------------
 01276 (220)    A       [*]                E  USA               [*]
------------------------------------------   -----------------------------------
 01277 (068)    C       [*]                E  Europe            [*]
                       -------------------                     -----------------
 01277 (068)    A       [*]                E  Europe            [*]
------------------------------------------   -----------------------------------
 01279 (752)    C       [*]                E  Autres pays       [*]
                       -------------------                     -----------------
 01279 (752)    A       [*]                E  Autres pays       [*]
------------------------------------------   -----------------------------------
 01280 (752)    C       [*]                E  Autres pays       [*]
                       -------------------                     -----------------
 01280 (752)    A       [*]                E  Autres pays       [*]
------------------------------------------   -----------------------------------
 01283 (068)    C       [*]                E  USA               [*]
                       -------------------                     -----------------
 01283 (068)    A       [*]                E  USA               [*]
------------------------------------------   -----------------------------------
 01285 (265)    C       [*]                C  Canada            [*]
                       -------------------                     -----------------
 01285 (265)    A       [*]                C  Canada            [*]
------------------------------------------   -----------------------------------

[*] Confidential portions omitted and filed separately with the Commission.

                                    1 de 4

          ANAPHARM INC.
          PROJECTS EN COURS AU 31 JANVIER 2002

================================================================================
 PROJETS EN COURS:                                            SOUMISSION CONTRAT
================================================================================
   Projet    Section    Client          Pays  Continent             Contrat

================================================================================
-----------------                             ---------------
 01286 (265)    C       [*]                C  Canada            [*]
                       -------------------                     -----------------
 01286 (265)    A       [*]                C  Canada            [*]
------------------------------------------   -----------------------------------
 01287 (530)    C       [*]                E  Europe            [*]
                       -------------------                     -----------------
 01287 (530)    A       [*]                E  Europe            [*]
------------------------------------------   -----------------------------------
 01289 (461)    C       [*]                E  Europe            [*]
                       -------------------                     -----------------
 01289 (461)    A       [*]                E  Europe            [*]
------------------------------------------   -----------------------------------
 01291 (773)    C       [*]                C  Canada            [*]
------------------------------------------   -----------------------------------
 01294 (022)    C       [*]                E  USA               [*]
                       -------------------                     -----------------
 01294 (022)    A       [*]                E  USA               [*]
------------------------------------------   -----------------------------------
 01295 (022)    C       [*]                E  USA               [*]
                       -------------------                     -----------------
 01295 (022)    A       [*]                E  USA               [*]
------------------------------------------   -----------------------------------
 01296 (605)    C       [*]                E  USA               [*]
                       -------------------                     -----------------
 01296 (605)    A       [*]                E  USA               [*]
------------------------------------------   -----------------------------------
 01298 (765)    A       [*]                E  Autres pays       [*]
------------------------------------------   -----------------------------------
 01299 (185)    C       [*]                C  Canada            [*]
                       -------------------                     -----------------
 01299 (185)    A       [*]                C  Canada            [*]
------------------------------------------   -----------------------------------
 01301 (768)    C       [*]                E  USA               [*]
                       -------------------                     -----------------
 01301 (768)    A       [*]                E  USA               [*]
------------------------------------------   -----------------------------------
 01302 (768)    C       [*]                E  USA               [*]
                       -------------------                     -----------------
 01302 (768)    A       [*]                E  USA               [*]
------------------------------------------   -----------------------------------
 01303 (768)    C       [*]                E  USA               [*]
                       -------------------                     -----------------
 01303 (768)    A       [*]                E  USA               [*]
------------------------------------------   -----------------------------------
 01304 (768)    C       [*]                E  USA               [*]
                       -------------------                     -----------------
 01304 (768)    A       [*]                E  USA               [*]
------------------------------------------   -----------------------------------
 01305 (768)    C       [*]                E  USA               [*]
                       -------------------                     -----------------
 01305 (768)    A       [*]                E  USA               [*]
------------------------------------------   -----------------------------------
 01306 (768)    C       [*]                E  USA               [*]
                       -------------------                     -----------------
 01306 (768)    A       [*]                E  USA               [*]
------------------------------------------   -----------------------------------
 01308 (605)    C       [*]                E  USA               [*]
                       -------------------                     -----------------
 01308 (605)    A       [*]                E  USA               [*]
------------------------------------------   -----------------------------------
 01311 (765)    C       [*]                E  Autres pays       [*]
                       -------------------                     -----------------
 01311 (765)    A       [*]                E  Autres pays       [*]
------------------------------------------   -----------------------------------
 01313 (265)    C       [*]                C  Canada            [*]
                       -------------------                     -----------------
 01313 (265)    A       [*]                C  Canada            [*]
------------------------------------------   -----------------------------------
 01314 (265)    C       [*]                C  Canada            [*]
                       -------------------                     -----------------
 01314 (265)    A       [*]                C  Canada            [*]
------------------------------------------   -----------------------------------
 01315 (455)    C       [*]                E  Europe            [*]
                       -------------------                     -----------------
 01315 (455)    A       [*]                E  Europe            [*]
------------------------------------------   -----------------------------------
 01320 (768)    C       [*]                E  USA               [*]
                       -------------------                     -----------------
 01320 (768)    A       [*]                E  USA               [*]
------------------------------------------   -----------------------------------
 01321 (768)    C       [*]                E  USA               [*]
                       -------------------                     -----------------
 01321 (768)    A       [*]                E  USA               [*]
------------------------------------------   -----------------------------------
 01322 (750)    C       [*]                E  USA               [*]
                       -------------------                     -----------------
 01322 (750)    A       [*]                E  USA               [*]
------------------------------------------   -----------------------------------
 01323 (750)    C       [*]                E  USA               [*]
                       -------------------                     -----------------
 01323 (750)    A       [*]                E  USA               [*]
------------------------------------------   -----------------------------------
 01324 (750)    C       [*]                E  USA               [*]
                       -------------------                     -----------------
 01324 (750)    A       [*]                E  USA               [*]
------------------------------------------   -----------------------------------
 01325 (750)    C       [*]                E  USA               [*]
                       -------------------                     -----------------

[*] Confidential portions omitted and filed separately with the Commission.

                                    2 de 4

         ANAPHARM INC.
         PROJETS EN COURS AU 31 JANVIER 2002

================================================================================
PROJETS EN COURS:                                             SOUMISSION CONTRAT
================================================================================
  Projet   Section Client            Pays Continent                 Contrat
================================================================================

01325(750)    A     [*]               E   USA                 [*]
------------------------------------      --------------------------------------
01331(600)    C     [*]               E   USA                 [*]
                    ----------------                          ------------------
01331(600)    A     [*]               E   USA                 [*]
------------------------------------      --------------------------------------
01332(600)    C     [*]               E   USA                 [*]
                    ----------------                          ------------------
01332(600)    A     [*]               E   USA                 [*]
------------------------------------      --------------------------------------
01344(055)    C     [*]               E   USA                 [*]
                    ----------------                          ------------------
01344(055)    A     [*]               E   USA                 [*]
------------------------------------      --------------------------------------
01345(055)    C     [*]               E   USA                 [*]
                    ----------------                          ------------------
01345(055)    A     [*]               E   USA                 [*]
------------------------------------      --------------------------------------
01346(055)    C     [*]               E   USA                 [*]
                    ----------------                          ------------------
01346(055)    A     [*]               E   USA                 [*]
------------------------------------      --------------------------------------
01347(055)    C     [*]               E   USA                 [*]
                    ----------------                          ------------------
01347(055)    A     [*]               E   USA                 [*]
------------------------------------      --------------------------------------
01348(768)    C     [*]               E   USA                 [*]
                    ----------------                          ------------------
01348(768)    A     [*]               E   USA                 [*]
------------------------------------      --------------------------------------
01349(768)    C     [*]               E   USA                 [*]
                    ----------------                          ------------------
01349(768)    A     [*]               E   USA                 [*]
------------------------------------      --------------------------------------
01350(720)    C     [*]               E   Europe              [*]
                    ----------------                          ------------------
01350(720)    A     [*]               E   Europe              [*]
------------------------------------      --------------------------------------
01352(201)    C     [*]               E   Europe              [*]
                    ----------------                          ------------------
01352(201)    A     [*]               E   Europe              [*]
------------------------------------      --------------------------------------
01357(119)    C     [*]                                       [*]
                    ----------------                          ------------------
01357(119)    A     [*]                                       [*]
------------------------------------      --------------------------------------
01359(175)    C     [*]               E   Autres pays         [*]
                    ----------------                          ------------------
01359(175)    A     [*]               E   Autres pays         [*]
------------------------------------      --------------------------------------
01360(175)    C     [*]               E   Autres pays         [*]
                    ----------------                          ------------------
01360(175)    A     [*]               E   Autres pays         [*]
------------------------------------      --------------------------------------
01361(175)    C     [*]               E   Autres pays         [*]
                    ----------------                          ------------------
01361(175)    A     [*]               E   Autres pays         [*]
------------------------------------      --------------------------------------
01362(175)    C     [*]               E   Autres pays         [*]
                    ----------------                          ------------------
01362(175)    A     [*]               E   Autres pays         [*]
------------------------------------      --------------------------------------
01363(840)    C     [*]               C   Canada              [*]
                    ----------------                          ------------------
01363(840)    A     [*]               C   Canada              [*]
------------------------------------      --------------------------------------
01366(765)    C     [*]               E   Autres pays         [*]
                    ----------------                          ------------------
01366(765)    A     [*]               E   Autres pays         [*]
------------------------------------      --------------------------------------
01368(535)    C     [*]               E   USA                 [*]
------------------------------------      --------------------------------------
01369(535)    C     [*]               E   USA                 [*]
------------------------------------      --------------------------------------
02008(265)    C     [*]               C   Canada              [*]
----------          ----------------                          ------------------
02008(265)    A     [*]               C   Canada              [*]
------------------------------------      --------------------------------------
                                                              [*]
==============================================================------------------
SS-TOTAL ANALYT. & CLINQUES                                   [*]
==============================================================------------------
                                                              [*]
                                                              ------------------
PROJETS ANALYTIQUE SEULEMENT ET DVMD:                         [*]
                                                              ------------------
                                                              [*]
------------------------------------      --------------------------------------
99041(532)    AS    [*]               C   Canada              [*]
------------------------------------      --------------------------------------
00282(215)    AS    [*]               E   USA                 [*]
------------------------------------      --------------------------------------
00309(400)    AS    [*]               C   Canada              [*]
------------------------------------      --------------------------------------
01126(820)    AS    [*]               E   USA                 [*]
------------------------------------      --------------------------------------
01180(067)    AS    [*]               C   Canada              [*]
------------------------------------      --------------------------------------

[*] Confidential portions omitted and filed separately with the Commission.

                                    3 de 4

ANAPHARM INC.

PROJETS EN COURS AU 31 JANVIER 2002

===============================================================================
PROJETS EN COURS:                                            SOUMISSION CONTRAT
===============================================================================
     Projet   Section  Client        Pays     Continent           Contrat
===============================================================================

01181(067)       AS      [*]           C      Canada         [*]
------------------------------------          ---------------------------------
01182(715)       AS      [*]           E      USA            [*]
------------------------------------          ---------------------------------
01240(750)       AS      [*]           E      USA            [*]
------------------------------------          ---------------------------------
01241(750)       AS      [*]           E      USA            [*]
------------------------------------          ---------------------------------
01242(750)       AS      [*]           E      USA            [*]
------------------------------------          ---------------------------------
01248(532)       AS      [*]           C      Canada         [*]
------------------------------------          ---------------------------------
01255(615)       AS      [*]           C      Canada         [*]
------------------------------------          ---------------------------------
01256(715)       AS      [*]           E      USA            [*]
------------------------------------          ---------------------------------
01261(271)       AS      [*]           C      Canada         [*]
------------------------------------          ---------------------------------
01290(616)       AS      [*]           E      USA            [*]
------------------------------------          ---------------------------------
01297(585)       AS      [*]           E      USA            [*]
------------------------------------          ---------------------------------
01312(264)       AS      [*]           C      Canada         [*]
------------------------------------          ---------------------------------
01317(400)       AS      [*]           C      Canada         [*]
------------------------------------          ---------------------------------
01318(400)       AS      [*]           C      Canada         [*]
------------------------------------          ---------------------------------
01319(400)       AS      [*]           C      Canada         [*]
------------------------------------          ---------------------------------
01326(027)       AS      [*]           C      Canada         [*]
------------------------------------          ---------------------------------
01341(768)       AS      [*]           E      USA            [*]
------------------------------------          ---------------------------------
01342(768)       AS      [*]           E      USA            [*]
------------------------------------          ---------------------------------
01351(700)       AS      [*]           E      USA            [*]
------------------------------------          ---------------------------------
01354(765)       AS      [*]           E      Autres pays    [*]
------------------------------------          ---------------------------------
01364(765)       AS      [*]           E      Autres pays    [*]
------------------------------------          ---------------------------------
01367(685)       AS      [*]           C      Canada         [*]
------------------------------------          ---------------------------------
01370(400)       AS      [*]           C      Canada         [*]
------------------------------------          ---------------------------------
                         [*]                                 [*]
------------------------------------          ---------------------------------
   01509         R       [*]           C      Canada         [*]
------------------------------------          ---------------------------------
   01565         R       [*]           E      USA            [*]
------------------------------------          ---------------------------------

=============================================================------------------
SS-TOTAL ANALYT. SEULEMENT ET DVMD                           [*]
=============================================================------------------

                   TOTAL                                             17,027,741
                                                             ------------------
  [*] Confidential portions omitted and filed separately with the Commission.

                                 Anapharm Inc.
                 9(a)(v) Purchase and requirements agreements

Type of expense &                                                             Total per          Copy of
-----------------                                                             ---------          -------
    Supplier            End of contract Date                Duration            Year             contract        Comments
    --------            --------------------                --------            ----             --------        --------
Recruiting
[*]                            [*]                             [*]                 [*]               X       Montreal
[*]                            [*]                             [*]                 [*]               X       Quebec
[*]                            [*]                             [*]                 [*]               X
[*]                            [*]                             [*]                 [*]               X

[*]                            [*]                             [*]                 [*]                       Min: [*]; Max [*]
[*]                            [*]                             [*]                 [*]               X

Publicity
[*]                                                            [*]                 [*]               X

Meals                      Under negotiation

Laboratory                 Under negotiation
[*]                            [*]
                   (under negotiation for [*] to [*]                            Per study
Committee of ethics
[*]                            [*]                             [*]                $[*]               X       Regular review
[*]                                                                               $[*]               X       Regular review [*]
                                                                                                             Late review (submission
                                                                                  $[*]                       on Thursday by 12:00
                                                                                                             p.m.)
[*]                                                                               $[*]               X       Regular review [*]
                               [*]                             [*]                $[*]               X       Phase 1
                                                                                  $[*]                       Therapeutic trial

Web site:
[*]                            N/A                                                $[*]               X       Web site revision
[*]                                                                               $[*]                       Web site housing

  [*] Confidential portions omitted and filed separately with the Commission.

                                 Anapharm Inc.
                      Rental agreements and arrangements

                                                    End of                       Total per  Copy of
                                                    ------                       ---------  -------
              Type of expense & Supplier         contract Date       Duration       year    contract           Comments
              --------------------------         -------------       --------       ----    --------           --------
Rented equipment
3 BCMS: (monthly invoices)

Hewlett Packard (HP-7)                               Dec-02           1 year        $[*]       X     Contracts #7225-8
Hewlett Packard (HP-8)                               Apr-02           1 year        $[*]             AC7027-R001
Hewlett Packard (HP-9)                               Sep-02           1 year        $[*]             AC7027-R002
                                                     Under            Under
Entrepot frigorifique Orleans                     negotiation    negotiation [*]    $[*]       X     Refrigerating wearhouse renting

Various Rented Equipment
Photocopiers: quarterly invoices; include maintenance cost for a year)
Janisse-Toshiba T-3550                               Jun-02         66 months       $[*]             P1734449 - 1st story
Onset Capital - Toshiba T-6560                       Jul-02         66 months       $[*]             MF815710 - 5th story
Canon - Canon Image 600                              Jul-02         66 months       $[*]             NLE 10382 - 3rd story
Citicorp Finance Vendeur Ltee - Toshiba T-3560       Aug-02         66 months       $[*]             AD031573 - Montreal adm.

Citicorp Finance Vendeur Ltee - Toshiba T-3560       Dec-02         66 months       $[*]             EG034005 Mtl recrutement

Toshiba T-2550                                                      full paid       $[*]             BI16997 - 3rd story

Onset Capital-Toshiba E-sstodio 6500                 May 02         66 months       $[*]             $ GE 11 11 04

Fax:
Toshiba TF-651                                                                      $[*]             Include with photocopiers
Toshiba TF-861                                                                      $[*]             Include with photocopiers
Toshiba TF-621                                                                      $[*]             Include with photocopiers
Toshiba DP-120F                                                                     $[*]             Include with photocopiers
Toshiba DP-85F                                                                      $[*]             Include with photocopiers
R/H Tosh.DP-120F (01060302)                                                         $[*]             Include with photocopiers

Scanner:
Services Financiers Image Inc.                       Dec-02         60 months       $[*]             Contract # 660234
(scanner DR5020)

[*] Confidential portions omitted and filed separately with the Commission.

                                 Anapharm Inc.
                      Rental agreements and arrangements

                                                    End of                       Total per  Copy of
                                                    ------                       ---------  -------
              Type of expense & Supplier         contract Date       Duration       year    contract           Comments
              --------------------------         -------------       --------       ----    --------           --------
Rented equipment
3 BCMS: (monthly invoices)

Hewlett Packard (HP-7)                               Dec-02           1 year        $[*]       X     Contracts #7225-8
Hewlett Packard (HP-8)                               Apr-02           1 year        $[*]             AC7027-R001
Hewlett Packard (HP-9)                               Sep-02           1 year        $[*]             AC7027-R002
                                                     Under            Under
Entrepot frigorifique Orleans                     negotiation    negotiation [*]    $[*]       X     Refrigerating wearhouse renting

Various Rented Equipment
Photocopiers: quarterly invoices; include maintenance cost for a year)
Janisse-Toshiba T-3550                               Jun-02         66 months       $[*]             P1734449 - 1st story
Onset Capital - Toshiba T-6560                       Jul-02         66 months       $[*]             MF815710 - 5th story
Canon - Canon Image 600                              Jul-02         66 months       $[*]             NLE 10382 - 3rd story
Citicorp Finance Vendeur Ltee - Toshiba T-3560       Aug-02         66 months       $[*]             AD031573 - Montreal adm.

Citicorp Finance Vendeur Ltee - Toshiba T-3560       Dec-02         66 months       $[*]             EG034005 Mtl recrutement

Toshiba T-2550                                                      full paid       $[*]             BI16997 - 3rd story

Onset Capital-Toshiba E-sstodio 6500                 May 02         66 months       $[*]             $ GE 11 11 04

Fax:
Toshiba TF-651                                                                      $[*]             Include with photocopiers
Toshiba TF-861                                                                      $[*]             Include with photocopiers
Toshiba TF-621                                                                      $[*]             Include with photocopiers
Toshiba DP-120F                                                                     $[*]             Include with photocopiers
Toshiba DP-85F                                                                      $[*]             Include with photocopiers
R/H Tosh.DP-120F (01060302)                                                         $[*]             Include with photocopiers

Scanner:
Services Financiers Image Inc.                       Dec-02         60 months       $[*]             Contract # 660234
(scanner DR5020)
[*] Confidential portions omitted and filed separately with the Commission.

THIS DOCUMENT IS A COPY OF SCHEDULE 4.40 LITIGATION TO EXHIBIT 10.13 FILED ON APRIL 2, 2002 PURSUANT TO RULE 201 TEMPORARY HARDSHIP EXEMPTION.

                                 SCHEDULE 4.40

                                   LITIGATION



There is one pending claim for an amount of $3,000 CDN that has been handled to the Company's insurance carrier. This claim as been filed by one of the Company's volunteers who, as it was thought initially had broken a hip. However, it appears from the volunteer's claim (a copy of which is attached hereto), that she has broken her rib while being a subject of a study conducted by the Company. The claim is being addressed and should evolve to a private settlement in the weeks to come.


There is also a potential claim. For further information, please refer to the document attached hereto.

                                                       Saint-Anselme le 20/02/02

M. Luc Sauve
Anapharm
Sl60 b. Descarie bur. 500
Montreal, Qc H3X 2Ho

                               OBJET: Erude # 01272

Monsieur,

          Suite a notre conversation telephonique de ce jour, je vous mets par ecrit ce qui s'est passe lors da mon sejour les 1, 2, 3 fevrier 2002 a Anapharm Mtl. et la suite des evenements.

Le l'fevrier a 22h 00 au coucher, en grimpant vers mon lit du 2? niveau, l'echelle de metal etant mal positionnee, s'est renversee sur moi et m'a facture une cote.
Le lendemain matin, j'etais souffrante J'ai dono signale au personnel du centre l'accident et on en a pris bonne note. Tout au long de la journee et des jours qui ont suivis on s'est bien occupe de moi. Juste avant de partir le 3 fevrier je devais voir un medecin. Il n'etait pas disponible. Le 4 fevrier, revenue chez-moi, je suis alle rencontre mon medecin de famille me sentant mai en point. C'est le Dr Marcel Moreau (706 route Begin, suite 1, St-Anselme, Qc G0R 2N0, tel.: 418-885-9625) que j'ai rencontre. Le diagnostique: cote fracturee. Il m'a suggere de prendre des anti-inflammatories ou des Tylenol et de mettre un corset.

Puis avec le corset je me sentzis moins souffrante. Les 8.9.10 fevrier j'ai continue J'etude avec Anapharm. Cela n'a pas ete facile surtour la nuit du 8 fevrier. J'ai eu un gros mal de tere. J'ai eu de la difficulte a digerer mon souper ainsi que les deux jours qui ent suivi. A la fin de l'etude (dimanche soir le 10 fevrier) j'ai rencontre un medecin d'Anapharm qui a constate et insorit dans son rapport ma condition et ma cote fracturee.

Au retour, en ayant toujours de la difficulte a digerer j'ai decide d'aller voir le Dr Sophie Chabot chiropraticienne (584 route Begin suite 205 a St-Anselme, tel. 418-885-9366). Diagnostique: cote fracturee et vartebre deplacec. J'ai commence les traitements et cela n cordme effet de ramener peu a peu ma digestion a la normale.

J'ai du restreindre mes activites habituelles en me limitant au minimum et en me reposant. Je portes toujours mon corset pour soutenir ma cote fracture. J'ai encore de la difficulte a me tourner dans mon lit, a tousser, a forcer meme legerement et lorsque je persiste tron longtemps debout, cela me fatique, Il va sans dire que j'au du suspendre mes exercices physiques de mise en forme que j'executais regulierement 4 fois par semaine a rainon de 30 minutes par jour.

                                                                          .....1

......2


J'ose esperer ne pas garder de sequallas de ost evenethant.

Par la presente je desire vous informer que je tiens Anapharm formellement responsable de ? accident.

Selon norre avocat consulte, un montant de $3,000,00 pour une core fracturee est normal et raisonnable si l'entente se fait a l'amiable entre nous.

                Je vous prie, monsieur, de me repondre dans les meilleurs delais

                Bien a vous,


                                                   /s/ Micheline Bilodeau
                                                   -----------------------------
                                                   Micheline Bilodeau
                                                   717 Chemin Ste-Anne
                                                   St-Anselme, Qc GOR 2NO
                                                   Tel: 418-885-4725

                       [LETTERHEAD OF CAVALIERE CAPUTO]

March 7, 2002                                              WITHOUT PREJUDICE
                                                           BY REGISTERED MAIL
                                                           ------------------


ANAPHARM
5160 boul. Decarie, Suite 500
Montreal, Quebec
H3X 2H9

RE:  NESTOR ORLANDO RAMOS
     -vs.- YOURSELF

     Volunteer Number R0042734
     Our file: SF-2002-A8-003
__________________________________
_____________________________________

Sir/Madame:

The undersigned represents the interests of NESTOR ORLANDO RAMOS, whom has mandated me to send you the following letter.

My client informs me that he participated as a volunteer in a clinical research study from approximately January 6, 2002 until February 6, 2002. During this study, my client slept at your premises approximately four (4) times. At the end off and shortly after your research was complete, my client began to feel irritation on his body and developed lesions on part of his body. On February 12, 2002, Dr. Elizabeth Czyzin wrote up a report and concluded that my client should see a dermatologist. My client has since seen a dermatologist and has to be treated for these irritations with medication, specifically Lindane Lotion.

Please be advised that we are holding you entirely liable for the damages that my client has sustained to present and in the future, which resulted solely due to your fault, negligence and lack of care and hygiene on your premises.

Please be further advised that my client is presently evaluating all his damages and he hereby reserves his right of recourse to avail himself of all appropriate legal measures against you that apply in the circumstances.

DO THEREFORE GOVERN YOURSELF ACCORDINGLY.

/s/ Sergio Famularo

Sergio Famularo
Attorney

SF/ac

      THIS DOCUMENT IS A COPY OF SCHEDULE 4.42 TAX DATA TO EXHIBIT 10.13
        FILED ON APRIL 2, 2002 PURSUANT TO RULE 201 TEMPORARY HARDSHIP
                                  EXEMPTION.

                                 SCHEDULE 4.42

                                   TAX DATA


     (c) see documents attached hereto.
     (d) see documents attached hereto.
     (m) see documents attached hereto.
     (n) see documents attached hereto.

                                 SCHEDULE 4.42

                                   TAX DATA

                     [Summary of French Written Documents]


The document identified as schedule "4.42 (m)" refers to Anapharm's safe income for taxation years 1995 to 2002.;

The document identified as schedule "4.42 (n)" refers to Anapharm's shareholders rollover tax forms, to wit:

     - # T2057   "Election on Disposition of Property by a Taxpayer to a Taxable
                 Canadian Corporation" (Canada). This form, identified in French as "Choix relatif a la disposition de biens par un contribuable en faveur d'une societe canadienne imposable", is used by a taxpayer and a taxable Canadian corporation to jointly elect under subsection 85(1) where the taxpayer has disposed of eligible property within the meaning of subsection 85(1.1) to the corporation and has received as consideration shares of any class in that corporation;

     - # TP-518  "Disposition of Property by a Taxpayer to a Taxable Canadian
                 Corporation" (Quebec). This form, identified in French as "Choix relatif a l'alienation de biens par un contribuable en faveur d'une corporation canadienne imposable", is intended for a taxpayer (the transferor) that, after March 25, 1997, disposes of eligible property (within the meaning of section
                 518.1 of the Taxation Act (R.S.Q., c. I-31) to a taxable Canadian corporation (the transferee) for a consideration that includes a share of the capital stock of the corporation, and that makes a valid (original or amended) election jointly with the corporation, respecting the disposition of the property, under subsection 1 of section 85 of the Income Tax Act (Statutes of Canada).

                 The rollover rules set forth in sections 518 and 526.1 of the Taxation Act apply to transfers of property if an election is made under subsection 1 of section 85 of the Income Tax Act. The rules do not apply, however, if an election is not made.

                 This form is also intended for a transferor and a transferee that make, under the third paragraph of section 522 of the Taxation Act, a joint application to the Minister concerning the disposition for one of the following reasons: (i) to agree on an amount in respect of the property disposed of (if the have not already done so); (ii) to agree on a new amount in respect of the property disposed of (which is then deemed to be the only agreed amount); or (iii) to be deemed to have never agreed on an amount in respect of the property disposed of.

        THIS DOCUMENT IS A COPY OF SCHEDULE 4.27 INTELLECTUAL PROPERTY
         TO EXHIBIT 10.13 FILED ON APRIL 2, 2002 PURSUANT TO RULE 201
                         TEMPORARY HARDSHIP EXEMPTION.

                                 SCHEDULE 4.42

                                   TAX DATA

                     [Summary of French Written Documents]


The document identified as schedule "4.42 (m)" refers to Anapharm's safe income for taxation years 1995 to 2002.;

The document identified as schedule "4.42 (n)" refers to Anapharm's shareholders rollover tax forms, to wit:

     - # T2057   "Election on Disposition of Property by a Taxpayer to a Taxable
                 Canadian Corporation" (Canada). This form is identified in French as "Choix relatif a la disposition de biens par un contribuable en faveur d'une societe canadienne imposable" and is required by the Canadian Government;

     - # TP-518  "Disposition of Property by a Taxpayer to a Taxable Canadian
                 Corporation" (Quebec). This form is identified in French as "Choix relatif a l'alienation de biens par un contribuable en faveur d'une corporation canadienne imposable" and is required by the Quebec Government.

                                                                         4.42(c)

ANAPHARM INC.

Undepreciated capital cost of depreciable assets

Federal
---------------------------------------------
                                Undepreciated
   Class                        capital cost
-----------                    -------------
   8                               114 721  $
   10                              116 641
   12                               32 455
   13                            1 592 761
   13                            1 353 278
   13                                1 869
                               -------------
                                 3 211 725  $
                               =============

Quebec
---------------------------------------------
                                Undepreciated
   Class                        capital cost
-----------                    -------------
   8                               114 721  $
   10                                3 912
   12                               32 455
   13                            1 592 761
   13                            1 353 278
   13                                1 869
                               -------------
                                 3 098 996  $
                               =============

                               SCHEDULE 4.42 (d)


Paid up capital for each class of shares


     Number                         Class                        $
--------------------      -------------------------   ---------------------
    3,014,416                         A                     2 384,204
      824,000                         B                        10,987
      676,000                         C                         9,013
       47,630                         D                        84,188

                                                                         4.42(m)

ANAPHARM                   CALCUL DU REVENU GAGNE APRES 1971
                           ---------------------------------

                                            1995       1996       1997      1998         1999         2000         2001       2002
                                            ----       ----       ----      ----         ----         ----         ----       ----
Revenu  (perte)  net(te)  pour fins
d'impot federal                          200 000    200 000   200 000    200 000      769 979    9 734 257    3 407 651         0 $
                                    -----------------------------------------------------------------------------------------------
Plus :
Deduction pour inventaire 20(1)(gg)                                                                      0            0         0
Remboursement au titre  de
dividendes                                     0          0         0          0            0            0            0         0
Allocation supplementaire R & D (37.1)                              0          0            0            0            0
Portion non  imposable des gains en
capital net*
Montant non imposable des BIA*
Gain sur billet-R&D                                                                                                             0
                                    -----------------------------------------------------------------------------------------------
                                               0          0         0          0            0            0            0         0
                                    -----------------------------------------------------------------------------------------------
Moins :
Dividendes  recus ne provenant  pas
du safe  income  de la  corporation
payeuse
Dividendes payes                               0          0         0          0            0            0    1 761 549         0
Impots payes ou payables :
    Federal (incluant CII rembours.)    (204 597)  (176 109) (355 046)  (788 096)  (1 050 879)       3 552       13 460         0
    Provincial
    - impots                                   0          0         0     11 822       11 822      214 097      258 107         0
    - credit R-D                        (133 206)  (156 238) (314 672)  (753 404)  (1 095 118)  (1 624 790)  (2 668 527)        0
Depenses encourues mais non
deductibles au fiscal
    - Frais de representation              3 857      3 285     6 789     36 094       65 177       26 872       60 286         0
    - Primes d'assurance-vie               1 427      1 548     1 556      1 556        4 778        4 649        6 357         0
    -  Interets et penalites sur
       impots                                  0          0         0          0        2 626            0          434         0
    - Cotisations a des clubs                  0          0         0          0            0        4 800        7 600         0
Autres :  contributions politiques,            0          0         0          0            0            0        6 060         0
dons
Credit R&D - Quebec                      133 206    156 238   314 672    753 404    1 095 118    1 624 790    2 668 527         0
Credit d'impot a l'investissement        230 420    202 349   381 286    814 336    1 250 959    2 736 218      945 055         0
Depenses de R&D renoncees                 31 107     31 073    34 585     75 712      284 483    2 990 188    3 058 908         0
                                    -----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Variation safe income - Federal          168 893    168 927   165 415    124 288      512 496    6 744 069      348 743         0 $
-----------------------------------------------------------------------------------------------------------------------------------
Safe income - Federal act. ord.          168 893    337 820   503 235    627 523    1 140 019    7 884 088    8 232 831 8 232 831
===================================================================================================================================

Moins :
Revenu  (perte)  net(te)  pour fins
d'impot federal                          200 000    200 000   200 000    200 000      796 979    9 734 257    3 407 651         0

Plus :
Revenu  (perte)  net(te)  pour fins
 d'impot provincial                      200 000    200 000   200 000    200 000      200 000    2 370 718    2 853 548         0
Autres ajustements :
    Divers                                     0          0         0          0            0            0            0
    Deduction supplementaire - 25%                                        28 536       50 851       63 931      164 120
-----------------------------------------------------------------------------------------------------------------------------------
Variation safe income - Provincial       168 893    168 927   165 415    152 824      -33 632     -555 539      -41 240         0 $
-----------------------------------------------------------------------------------------------------------------------------------
Safe income - Provincial act. ord.       168 893    337 820   503 235    656 059      622 427       66 888       25 648    25 648
===================================================================================================================================

* Seulement pour les corporations autres que corporations privees.

REMARQUE :     Le solde non deduit des depenses de R-D aurait du etre deduit pour chaque annee concernee. Au total ceci n'a pas d'impact puisqu'au 30 avril 2001, il...

ANAPHARM INC,

Section 85 elections

                                                                Property
     Date              Transferor           Transferee         disposed of            Consideration
December 23, 1997    Ghislain Lacroix      Anapharm          167 000 class A        167 000 class C
                                                             shares of Anapharm     shares of Anapharm

December 23, 1997    Marc Lebel            Anapharm          170 000 class B        170 000 class C
                                                             shares of Anapharm     shares of Anapharm

December 23, 1997    Francois Vallee       Anapharm          168 000 class B        168 000 class D
                                                             shares of Anapharm     shares of Anapharm

January 5, 1998      Ghislain Lacroix      Anapharm          167 000 class A        167 000 class C
                                                             shares of Anapharm     shares of Anapharm

January 5, 1998      Marc Lebel            Anapharm          170 000 class B        170 000 class C
                                                             shares of Anapharm     shares of Anapharm

January 5,1998       Francois Vallee       Anapharm          168 000 class B        168 000 class D
                                                             shares of Anapharm     shares of Anapharm

[FLAG]   Revenu  Revenue   CHOIX RELATIF A LA DISPOSITION DE BIENS PAR UN CONTRIBUABLE EN
         Canada  Canada    FAVEUR D'UNE SOCIETE CANADIENNE IMPOSABLE
                                                                                   ----------------------------------------
..  A l'usage d'un contribuable et d'une societe canadienne imposable pour                    RESERVE AU MINISTERE
   exercer conjointement un choix en vertu du paragraphe 85(1), lorsque le contribuable a dispose, en faveur de la societe, d'un bien admissible selon la definition du paragraphe 85(1.1) et a recu en contrepartie des actions d'une categorie quelconque de cette societe.
..  Le formulaire faisant etat de l'exercice d'un choix dument rempli et, s'il y a lieu, les pieces connexes doivent etre produits comme suit :
   (1)   un exemplaire par le cedant (lorsque deux cedants ou plus font un choix concernant le transfert du meme bien (copropriete) ou que deux membres ou plus de la meme societe de personne font un choix concernant le
         transfert de leurs participation dans la societe de personne, un seul     ----------------------------------------
         cedant, designe pour la chose, doit produire simultanement un exemplaire pour chaque cedant avec une liste de tous les cedants qui font le choix concerne, liste ou doivent figurer l'adresse et le numero
         d'assurance sociale ou numero de compte de chaque cedant);
   (2)   au plus tard a la date qui survient la premiere parmi les dates auxquelles une des parties au choix doit produire une declaration de revenu pour l'annee d'imposition pendant laquelle la transaction a eu lieu, compte tenu de tout choix fait en vertu du paragraphe 99(2) (date
         d'echeance);
   (3)   au centre fiscal ou le cedant produit normalement sa declaration de revenus (lorsque deux coproprietaires ou plus, ou que deux membres ou plus d'une societe de personnes font un choix comme il est indique au point (1), les formulaires de choix doivent etre produits au centre fiscal du cessionnaire ou ils seront traites en bloc);
   (4)   separement de toute declaration de revenus (vous pouvez le produire avec une declaration dans une meme enveloppe, mais ne pas l'inserer dans la declaration et ni l'attacher a celle-ci).
..  Les articles et paragraphes mentionnes dans ce formulaire renvoient a la Loi de l'impot sur le revenu.

------------------------------------------------------------------------------------------------------------------------------------
Nom du contribuable (cedant)(en lettres moulees)                                           N(degree)d'assurance sociale ou
                                                                                 N(degree)de compte de societe/N(degree)d'entreprise

                                                        [*]                                               [*]
------------------------------------------------------------------------------------------------------------------------------------
Adresse                                                                     Code postal           Bureau des services fiscaux

                                                        [*]                        [*]                        [*]
------------------------------------------------------------------------------------------------------------------------------------
Annee d'imposition du contribuable

Pour la periode du              1 /er/ janvier          19   97  au                         31 decembre                     19   97
                   -----------------------------------     -----    -------------------------------------------------------    -----
------------------------------------------------------------------------------------------------------------------------------------
Nom du coproprietaire, s'il y a lieu (s'il y en a plus d'un, joignez        Numero d'assurance sociale
une liste contenant les memes renseignements)

------------------------------------------------------------------------------------------------------------------------------------
Adresse                                                                     Code postal           Bureau des services fiscaux

------------------------------------------------------------------------------------------------------------------------------------
Raison sociale de la societe (cessionnaire)                                 Numero de compte/d'entreprise

ANAPHARM INC.                                                                                     138459540
------------------------------------------------------------------------------------------------------------------------------------
Adresse                                                                     Code postal           Bureau des services fiscaux

2050, boul. Rene-Levesque, Quebec                                              G1V 2K8                       Quebec
------------------------------------------------------------------------------------------------------------------------------------
Annee d'imposition de la societe

Pour la periode du              1/er/ juin              19   97  au                         31 mai                          19   98
                   -----------------------------------     -----    -------------------------------------------------------    -----
------------------------------------------------------------------------------------------------------------------------------------
Nom de la personne a contacter pour des renseignements supplementaires      Ind. regional         Numero de telephone

                                                          [*]                    [*]                       [*]
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
              PENALITE POUR LES CHOIX TARDIFS ET MODIFIES
                                                                                                   ---------------------------------
Les choix produits apres la date d'echeance ou les choix modifies sont assujettis a une penalite           RESERVE AU MINISTERE
pour production tardive conformement au paragraphe 85(8).

Calcul de la penalite :
Juste valeur marchande du bien transfere............................       __________________  $

Moins : Somme convenue..............................................       __________________

Difference..........................................................                           $A
                                                                           ------------------
Montant A __________________$ X 1/4 X 1% X N .......................     =                     $B
                                                                           ==================
100$ X N ...........................................................     =                     $C
                                                                           ==================
      ----------------------------------------------------------------------------------------
      N representant le nombre de mois ou parties de mois dans la periode allant de la date
      d'echeance a la date de production de choix et C ne pouvant pas depasser 8 000 $.
      ----------------------------------------------------------------------------------------     ---------------------------------
La penalite correspond au moins eleve des montants B et C ci-dessus         ________________ $

Si une penalite est payable, il faut faire un cheque ou un mandat a l'ordre du Receveur general.
Il faut indiquer "T2057" sur la piece de versement ainsi que l'annee d'imposition, le nom et le numero d'assurance sociale du contribuable (ou le numero de compte/d'entreprise dans le cas ou le cedant est une societe) dont le compte doit etre credite.

Les sommes impayees, y compris les penalites pour production tardive, sont assujetties a des
interets composes quotidiennement aux taux prescrit.                                               Somme ci-incluse ______________ $
------------------------------------------------------------------------------------------------------------------------------------

[*] Confidential portions omitted and filed separately with the Commission.

------------ RENSEIGNEMENTS EXIGES ---------------------------------------------

A la page ci-contre, enumerez et decrivez les biens transferes et indiquez leur juste valeur marchande. La description et la juste valeur marchande de la contrepartie recue doivent figurer en regard du bien transfere. Si le bien transfere est une participation dans une societe de personnes, annexez un tableau au calcul du prix de base rajuste. Faute d'espace sur le T2057, joignez des feuillez qui suivent la meme presentation. Pour chaque bien amortissable, il faut designer l'ordre de disposition. Il faut avoir les pieces a l'appui de l'ordre designe, les documents relatifs aux reponses aux questions ci-apres et une breve description de la methode de calcul de la juste valeur marchande de chaque bien. Il n'est pas necessaire de produire ici ces documents, mais il faut les conserver pour pouvoir les produire sur demande.

Y a-t-il une entente ecrite concernant le transfert?..................................................   [_]  Non    [X]  Oui

L'un des biens est-il vise par une clause de rajustement du
prix? (Pour plus de precision, voir la derniere version du
bulletin IT-169.).....................................................................................   [X]  Non    [_]  Oui

Y a-t-il d'autres personnes que le contribuable qui detiennent des actions d'une categorie du capital-actions du cessionnaire ou qui exercent sur de telles actions une emprise, directement
ou indirectement?.....................................................................................   [_]  Non    [X]  Oui

S'il y a roulement entre societe ayant un lien de dependance, les biens du contribuable ont-ils tous ou presque tous (au
moins 90%) ete transferes a la societe.............................................................S/O   [_]  Non    [_]  Oui

Le contribuable est-il un non-resident du Canada?.....................................................   [X]  Non    [_]  Oui

Les biens transferes comprennent-ils des immobilisations?.............................................   [_]  Non    [X]  Oui

Dans l'affirmative :

a   Les biens ont-ils ete detenus sans interruption depuis le
    jour de l'evaluation?.............................................................................   [X]  Non    [_]  Oui

b   Ont-ils ete acquis apres le jour de l'evaluation dans une
    operation consideree comme comportant un lien de
    dependance?.......................................................................................   [X]  Non    [_]  Oui

c   Depuis le jour de l'evaluation, le contribuable ou une autre personne de qui des actions ont ete acquises dans une
    operation comportant un lien de dependance a-t-il recu des dividendes vises par le paragraphe 83(1) a l'egard des actions transferes? (Dans l'affirmative, preciser les montants et les
    dates et annexer un tableau.).....................................................................   [X]  Non    [_]  Oui

La somme convenue a l'egard d'un des biens transferes repose-t-elle sur une estimation de la juste valeur marchande au jour de
l'evaluation?.........................................................................................   [X]  Non    [_]  Oui

    Si oui, existe-t-il un rapport officiel faisant etat de la
    valeur au jour de l'evaluation?...................................................................   [_]  Non    [_]  Oui

Un choix selon le paragraphe 26(7) des Regles concernant l'application de l'impot sur le revenu (formulaire T2076) a-t-il ete produit par le
contribuable ou en son nom?...........................................................................   [X]  Non    [_]  Oui

Si les biens transferes comprennent des actions du capital-actions d'une societe privee, donner les renseignements suivants:

        Raison sociale de la societe                   Numero de compte/ numero d'entreprise                    Capital verse des
                                                                                                               actions transferees
                                                ----------------------------------------------------
                 Anapharm inc.                                       138459540                                             109170$
    -----------------------------------------   ----------------------------------------------------  ------------------------------

--------------------------------------------------------------------------------

------------ DESCRIPTION DES ACTIONS RECUES ----------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
   Nombre d'actions         Categorie            Valeur de        Valeur fiscale du       Avec ou sans       Rachetable au gre
                                             rachat par action      capital verse        droit de vote         du detenteur?
------------------------------------------------------------------------------------------------------------------------------------
        [ * ]                 [ * ]                [ * ]                [ * ]                [ * ]         [_]    Oui    [X]   Non
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           [_]    Oui    [_]   Non
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           [_]    Oui    [_]   Non
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           [_]    Oui    [_]   Non
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           [_]    Oui    [_]   Non
------------------------------------------------------------------------------------------------------------------------------------

--------- REMARQUES -----------------------------------------------------------

..    Lorsque le paragraphe 85(1) s'applique a la disposition d'un bien amortissable, un choix en vertu du paragraphe 85(1) ne peut pas etre fait. Veuillez prendre note, qu'un avant projet de loi depose en avril 1995, propose d'abroger le paragraphe 85(5.1) et de la remplacer par le paragraphe 13(21.2) propose.

..    Les regles concernant les choix prevus a l'article 85 sont complexes. La derniere version du circulaire d'information 76-19 et des bulletins d'interpretation IT-169, IT-172, IT291 et IT378 renferment les renseignements essentiels a ce sujet.

..    Pour que ce choix soit valide, le formulaire, y compris le questionnaire, doit etre rempli. S'il est incomplet, le choix sera considere comme non valide, et tout choix produit par la suite sera assujetti a une penalite pour production tardive.

..    Lorsque le formulaire T2057 est produit dans les trois ans apres la date
     d'echeance, le choix est repute avoir ete exerce a temps si le montant estimatif de la penalite applicable est paye sur production du choix.

..    Un choix modifie ou un choix produit plus de trois ans apres la date
     d'echeance peut, dans certaines circonstances, etre accepte et repute avoir ete produit a temps si le montant estimatif de la penalite prevue au paragraphe 85(8) est paye sur production du choix. En pareil cas, une lettre expliquant pourquoi le choix est modifie ou tardif doit etre soumise a l'appreciation du Ministre avec le formulaire.

--------------------------------------------------------------------------------

[*] Confidential portions omitted and filed separately with the Commission.

RENSEIGNEMENTS SUR LES BIENS ADMISSIBLES DONT IL A ETE DISPOSE ET SUR LA CONTREPARTIE RECUE
------------------------------------------------------------------------------------------------------------------------------------
                                              Jour        Mois         Annee
Date de la vente ou du transfert de        ------------------------------------       Remarque: Remplir un nouveau T2057 lorsque la
 tous les biens inscrits ci-dessous :          23          12            97                     date de la vente ou du transfert est
                                                                                                differente de celle-ci.
------------------------------------------------------------------------------------------------------------------------------------
                            Biens dont il a ete dispose            Somme    Montant a                 Contrepartie recue
               -------------------------------------------------  convenue  declarer     -----------------------------------------
                            Limites relatives a la somme choisie              B - A.     Autre que des actions    Actions
                           -------------------------------------           Si B - A > 0, --------------------------------   Juste
               Description         Juste valeur           A          B     voir note 4.       Description      Nombre et    valeur
                                    marchande                                                                  categorie   marchande
------------------------------------------------------------------------------------------------------------------------------------
                 (Breve                             (Voir note 1)
               description
Immobilisation   legale)
     a            [ * ]              [ * ]              [ * ]       [ * ]      [ * ]                             [ * ]       [ * ]
 l'exception   ---------------------------------------------------------------------------------------------------------------------
  des biens
amortissables  ---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                (Description et                   (Voir note 2)
    Biens       categorie
amortissables   prescrite)
               ---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                (Genre)                           (Voir note 3)
Immobilisations
  admissibles  ---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  Inventaire a  (Genre)                           (Cout indique)
  l'exception
   des biens   ---------------------------------------------------------------------------------------------------------------------
  immobiliers
------------------------------------------------------------------------------------------------------------------------------------
                (Breve description                      ZERO
     Avoir      legale)
    miniers
               ---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  Valeur des    (Description)                      (Cout indique)
  titres de
   creance     ---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
   Titre de
   creance
   determine   ---------------------------------------------------------------------------------------------------------------------
 (Institution
  financiere
  seulement)
------------------------------------------------------------------------------------------------------------------------------------
Immobilisation
qui est un bien
   immeuble    ---------------------------------------------------------------------------------------------------------------------
  detenu par
 un resident
------------------------------------------------------------------------------------------------------------------------------------
 Second fond
du compte de
stabilisation  ---------------------------------------------------------------------------------------------------------------------
 du revenu
    net
------------------------------------------------------------------------------------------------------------------------------------

Note 1   Prix de base rajuste (assujetti a rajustement selon l'article 53).

Note 2   Le moindre de la fraction non amortie du cout en capital pour tous les biens de la categorie et le cout du bien.

Note 3   Le moindre de 4/3 x par le montant cumulatif des immobilisation admissibles et le cout du bien. Utilisez 2 au lieu de 4/3 pour les dispositions effectuees pendant les annees d'imposition commencant avant le 1/er/ juillet 1988 dans le cas d'une societe ou, pour les dispositions effectuees pendant les exercices commencant avant le 1/er/ janvier 1988 dans les autres cas.

Note 4   Declarer ce montant comme un gain en capital ou comme un revenu, selon le cas. De plus, dans le cas d'un bien amortissable ou d'une immobilisation admissible, une partie du montant pourra etre declaree comme gain en capital et une autre comme revenu.

Reportez-vous a la derniere version du bulletin d'interpretation IT-291 pour plus de renseignements sur les immobilisations et pour des explications au sujet des limites.
------------------------------------------------------------------------------------------------------------------------------------


-------  CHOIX ET ATTESTATION  -----------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Par les presentes, le contribuable et la societe font conjointement un choix en vertu du paragraphe 85(1) a l'egard des biens indiques, et attestent que les renseignements donnes ici et dans tous les documents annexes sont vrais, exacts et complets en autant qu'ils sachent, sauf erreur.


                      [ * ]                                          [ * ]                                        [ * ]
                                                et
    -------------------------------------------   --------------------------------------------------  ----------------------------
      Signature du cedant, d'un dirigeant         Signature d'un dirigeant autorise du cessionnaire                Date
      autorise ou d'une personne autorise*

    * Annexez une copie de l'autorisation
------------------------------------------------------------------------------------------------------------------------------------

[*] Confidential portions omitted and filed separately with the Commission.

[LOGO] Gouvernement du Quebec
       Ministere du Revenu

                     CHOIX RELATIF A L'ALIENATION DE BIENS
                         PAR UN CONTRIBUABLE EN FAVEUR
                    D'UNE CORPORATION CANADIENNE IMPOSABLE

Ce formulaire s'adresse au contribuable (le cedant) et a la corporation canadienne imposable (le cessionnaire) qui exercent conjointement un choix en vertu de l'article 518 de la Loi sur les impots (L.R.Q., c.1-3) concernant l'application des regles du chapitre IV lorsque le contribuable a aliene, en faveur de la corporation, un bien admissible vise a l'article 518.1, pour une contrepartie qui comprend une action du capital-actions de la corporation.

Un tel choix ne peut etre exerce a l'egard d'un bien amortissable d'une categorie prescrite lorsqu'il est aliene dans les conditions visees a l'article 527.1.

Le cedant doit produire le present formulaire dument rempli et les documents annexes, s'il y a lieu, en deux exemplaires. Lorsqu'il y a deux cedants ou plus qui font le choix vise a l'article 518 concernant le transfert du meme bien (copropriete), ou deux membres ou plus de la meme societe qui font un choix concernant le transfert de leur interet dans la societe, un seul des cedants, celui de leur choix, doit produire un exemplaire pour chacun d'eux et un exemplaire pour le cessionnaire. Le cedant doit annexer aux formulaires une liste ou figurent le nom, l'adresse et le numero d'assurance sociale (ou le numero d'enregistrement dans le cas d'une corporation) de chaque cedant (y compris chaque membre d'une societe, si le cedant est une societe, ou chaque membre d'une societe qui est elle-meme membre de la societe cedante).

Tous ces documents doivent etre produits dans le delai de declaration de ces deux parties qui expire en premier pour l'annee d'imposition au cours de laquelle l'alienation a eu lieu, au bureau du Ministere ou le cedant produit normalement sa declaration de revenus, separement de celle-ci.

Les articles et alineas mentionnes dans ce formulaire sont ceux de la Loi sur les impots (L.R.Q., c. I-3), sauf indication contraire.

Veuillez aussi remplir, au verso, la section Details concernant les biens alienes et la contrepartie recue.

IDENTIFICATION (ecrivez en majuscules)
-----------------------------------------------------------------------------------------------------------------------------------
  Cedant
            Nom                                                                                 Numero d'assurance sociale (ou
                                                                                                d'enregistrement)
            MARC LEBEL                                                                          231-284-423
-----------------------------------------------------------------------------------------------------------------------------------
            Adresse                                                                                                   Code postal

            1210, rue Jean-Carignan, Sainte-Foy                                                                       G1X 4V4
-----------------------------------------------------------------------------------------------------------------------------------
            Annee d'imposition du cedant :              du         1/01            19 97   au           31/12             19   97
                                                          -----------------------     --      -----------------------          --
-----------------------------------------------------------------------------------------------------------------------------------
Cessionnaire
            Nom de la corporation                                                               Numero d'enregistrement

            Anapharm inc.                                                                       9-ZZAR-07770
-----------------------------------------------------------------------------------------------------------------------------------
            Adresse complete                                                                                        Code postal

            2050, boul. Rene-Levesque, Quebec                                                                       G1V 2K8
-----------------------------------------------------------------------------------------------------------------------------------
            Annee d'imposition du cessionnaire :    du         1/6                 19 97    au         31/5               19   98
                                                       -----------------------        --        ----------------------         --
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Nom de la personne avec qui le Ministere peut communiquer pour obtenir de plus amples renseignements     Ind. reg.    Telephone

JEAN MARIER                                                                                              418-529-6531
-----------------------------------------------------------------------------------------------------------------------------------
PENALITE POUR CHOIX EXERCE EN RETARD OU CHOIX MODIFIE
-----------------------------------------------------------------------------------------------------------------------------------
Un choix exerce dans les trois ans qui suivent l'echeance est accepte et repute avoir ete exerce a l'echeance si le montant estimatif de la penalite est paye lors de la production du present formulaire.

Un choix exerce apres ces trois ans, ou un choix modifie, est accepte et repute avoir ete exerce a l'echeance si le montant estimatif de la penalite est paye lors de la production du present formulaire et si le Ministre estime que, compte tenu des circonstances, il est juste et equitable de permettre un tel choix. Dans ce cas, une lettre precisant les raisons du retard ou de la modification du choix initial doit accompagner le formulaire.

Calcul de la penalite

La penalite est egale au resultat le moins eleve des deux calculs suivants:
               -----------------------------------------------------        ----------------------------------------------
a) 25 %            Juste valeur marchande du bien transfere                              Nombre de mois ou
          X                            moins                           X             fraction de mois de retard
                 montant convenu dans le choix ou le choix modifie
               -----------------------------------------------------        ----------------------------------------------

b) le moins eleve de i) et de ii):
   i) 5000 $
   ii) 100 $ x nombre de mois ou fraction de mois de retard

[X]  S'il s'agit d'un choix modifie, indiquez la date du choix anterieur   |  |  |  |  |  |  |  |  |  |
                                                                           ----------------------------
[X]  S'il s'agit d'un choix exerce en retard, donnez le montant de la penalite ______________ $.
-----------------------------------------------------------------------------------------------------------------------------------
CHOIX ET ATTESTATION
-----------------------------------------------------------------------------------------------------------------------------------
Le contribuable et la corporation canadienne susmentionnee exercent un choix relativement aux biens decrits au verso, en vertu de
l'article 518 de la Loi sur les impots.

Nous attestons que les renseignements fournis sur ce formulaire et dans tous les documents annexes sont exacts et complets.

                  /s/ MARC LEBEL                    et           ANAPHARM INC. par: /s/ MARC LEBEL                      20/1/1998
----------------------------------------------------    -----------------------------------------------------        --------------
 Signature du cedant ou de la personne autorisee a       Signature du cedant ou de la personne autorisee a                Date
                      signer*                                                 signer*

             MARC LEBEL : 418-871-7709                                418-527-2525 MARC LEBEL
----------------------------------------------------    -----------------------------------------------------
                     Telephone                                                Telephone

*Annexez une copie de l'autorisation.
-----------------------------------------------------------------------------------------------------------------------------------
RESERVE AU MINISTERE
-----------------------------------------------------------------------------------------------------------------------------------
 Date de reception        Autorisation       Montant sujet a penalite             Penalite           Versement           Total
annee   mois   jour
                                                                     $                     $                   $                 $
-----------------------------------------------------------------------------------------------------------------------------------
                                   Formulaire prescrit par le sous-ministre du Revenu du Quebec

[*] Confidential portions omitted and filed separately with the Commission.

DETAILS CONCERNANT LES BIENS ALIENES ET LA CONTREPARTIE RECUE                                                         OUI        NON
..  Existe-t-il une convention ecrite concernant l'alienation?......................................................   [X]        [_]

..  Une disposition concernant le rajustement du prix s'applique-t-elle a l'un des biens?...........................   [_]        [X]

..  A l'exception du cedant, est-ce qu'une personne detient des actions de n'importe quelle categorie du
   capital-actions du cessionnaire ou controle directement ou indirectement le cessionnaire?.......................   [X]        [_]

..  Dans le cas d'un roulement entre corporations ayant un lien de dependance, le cedant a-t-il aliene
   tous les biens, ou presque (90 % ou plus), en faveur du cessionnaire?........................................S/O   [_]        [_]

..  Le cedant est-il un non-resident du Canada?.....................................................................   [_]        [X]

..  Si les biens alienes comprennent des immobilisations

   a)  Le montant convenu a l'egard de l'un des biens alienes est-il fonde sur sa juste valeur marchande au jour de
       l'evaluation (jour E, c'est-a-dire le 22 decembre 1971 pour les actions et les titres emis dans le public et
       le 31 decembre 1971 dans le cas de tout autre bien)?........................................................   [_]        [X]

       Si oui, y a-t-il une estimation officielle du bien au jour E?...............................................   [_]        [_]

   b)  Ont-ils ete detenus sans interruption depuis le jour E?.....................................................   [_]        [X]

   c)  Ont-il ete acquis apres le jour E, lors d'une transaction entre parties considerees comme ayant un lien de
       dependance?.................................................................................................   [_]        [X]

   d)  Depuis le jour E, le cedant ou toute autre personne de qui des actions ont ete acquises lors d'une transaction entre parties ayant un lien de dependance, a-t-il recu des dividendes sur lesquels il n'a pas
       d'impot a payer en vertu de l'article 501 pour les actions alienees?........................................   [_]        [X]
       (Si oui, veuillez preciser dans une annexe les montants et les dates ou ces dividendes ont ete recues.)

..  Un choix a-t-il ete exerce en vertu de l'article 72 de la Loi concernant l'application de la Loi sur les impots
   (L.R.Q., c.1-4) par le cedant ou par une personne agissant en son nom, au moyen du formulaire Choix concernant
   la juste valeur marchande des immobilisations au jour de l'evaluation (DT-72)?..................................   [_]        [X]

..  Si les actifs alienes incluaient des actions du capital-actions d'une corporation privee, veuillez remplir les lignes qui suivent:

Nom de la corporation privee     [ * ]
                             -------------------------------------------------------------------------------------------------------

Numero d'enregistrement    [ * ]                          Total du capital verse des actions alienees                             $
                        ---------------------------------                                             ------------------------------

Enumerez et decrivez ci-dessous les biens alienes en precisant leur juste valeur marchande a la date d'alienation. La description et la juste valeur marchande de la contrepartie recue doivent figurer vis-a-vis du bien en cause. Si l'espace est insuffisant, veuillez joindre une annexe qui reprend la meme presentation. Lorsque le bien aliene represente un interet dans une societe, joignez a ce formulaire une feuille comportant le calcul du prix de base rajuste.

Tous les biens amortissables et les immobilisations intangibles doivent etre inscrits dans l'ordre d'alienation choisi par le cedant. Il n'est pas necessaire de produire les pieces justificatives venant a l'appui de l'ordre choisi, de tous les renseignements fournis sur la presente page et de la methode d'evaluation utilisee pour chaque bien aliene. Cependant, ces pieces doivent etre conservees et fournies sur demande en cas d'examen ulterieur.

------------------------------------------------------------------------------------------------------------------------------------
                                     annee     mois       jour
Date d'alienation de                                            Si certains biens sont alienes a une date differente de celle
tous les biens inscrits ci-dessous    97        12         23   indiquee ci-contre, veuillez utiliser un formulaire TP-518 distinct.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                   BIENS ALIENES                              Montant de la                     CONTREPARTIE RECUE
         ---------------------------------------                               ----------------------------------------------
                                                            colonne B moins
                       Limites relatives au      Montant celui de la colonne A
                         montant convenu         convenu    (voir la note 4)   Autre qu'en actions       Actions
                     ---------------------------                               ------------------- -------------------  Juste valeur
         Description  Juste valeur      Autres                                      Description    Nombre et categorie    marchande
                        marchande         A         B             C
------------------------------------------------------------------------------------------------------------------------------------
IMMOBIL-   (Breve                 $     Voir la       $               $                                                           $
ISATIONS  description)                    note 1
A                                              $
L'EXCEP-
TION DES
BIENS
AMORTIS-
SABLES        [ * ]       [ * ]          [ * ]     [ * ]         [ * ]                                     [ * ]             [ * ]
          --------------------------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------------------
BIENS     (Breve description            Voir la
AMORTIS-    et categorie                 note 2
SABLES        prescrite)
          --------------------------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------------------
IMMOBIL-  (Breve description)           Voir la
ISATIONS                                 note 3
TANGI-
BLES
          --------------------------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------------------
BIENS EN  (Breve description)            (Cout
INVENTA-                                indique)
IRE,
AUTRES
QUE DES
BIENS
IMMEU-
BLES
          --------------------------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------------------
BIENS     (Breve description)            S.O.
MINIERS
          --------------------------------------------------------------------------------------------------------------------------
                                         S.O.
          --------------------------------------------------------------------------------------------------------------------------
TITRE     (Breve description)            (Cout
OU                                      indique)
DETTE
OBLIGAT-
OIRE
          --------------------------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------------------

AUTRES   (Breve description)
         ---------------------------------------------------------------------------------------------------------------------------

         ---------------------------------------------------------------------------------------------------------------------------

DESCRIPTION DES ACTIONS RECUES

     Nombre d'actions         Categorie   Valeur de rachat   Valeur fiscale       S'agit-il d'actions           S'agit-il d'actions
   recues par le cedant      des actions     par action     du capital verse        donnant droit de                rachetables
                                                                                         vote?                  au gre du detenteur?
                                                                                  Oui           Non             Oui            Non
------------------------------------------------------------------------------------------------------------------------------------
            [ * ]                 [ * ]         [ * ] $           [ * ] $         [X]           [_]             [_]            [X]
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  [_]           [_]             [_]            [_]
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  [_]           [_]             [_]            [_]
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  [_]           [_]             [_]            [_]
------------------------------------------------------------------------------------------------------------------------------------

NOTE 1 : Inscrivez le prix de base rajuste, sujet a des rajustements prevus, en vertu des articles 255 a 257.
Note 2 : Inscrivez le moins eleve . de la partie non amortie du cout en capital du contribuable pour tous les biens de la categorie,
                                  . et du cout du bien pour le contribuable.
NOTE 3 : Inscrivez le moins eleve . de la partie admise des immobilisations intangibles multipliee par (( 4/3 )).
                                    Remplacez (( 4/3 )) par (( 2 ))
                                    - dans le cas d'une alienation effectuee
                                      par une corporation, apres le debut de sa
                                      1ere annee d'imposition commencant avant juillet 1988;
                                    - ou dans les autres cas, lorsque
                                      l'alienation concerne une entreprise et
                                      est effectuee apres le debut de son 1er
                                      exercice financier commencant avant
                                      janvier 1988.
                                      . et du cout du bien pour le contribuable.
NOTE 4 : Si le resultat est negatif, inscrivez 0. S'il est positif, inscrivez le montant et declarez-le comme un gain en capital ou comme un revenu, selon le cas.

[*] Confidential portions omitted and filed separately with the Commission.

[GRAPHIC]  Revenu    Revenue    CHOIX RELATIF A LA DISPOSITION DE BIENS PAR
           Canada    Canada     UN CONTRIBUABLE EN FAVEUR D'UNE
                                SOCIETE CANADIENNE IMPOSABLE

                                                                                               ---------------------------
..    A l'usage d'un contribuable et d'une societe canadienne imposable pour                        RESERVE AU MINISTERE
     exercer conjointement un choix en vertu du paragraphe 85(1), lorsque le contribuable a dispose, en faveur de la societe, d'un bien admissible selon la definition du paragraphe 85(1.1) et a recu en contrepartie des actions
     d'une categorie quelconque de cette societe.
..    Le formulaire faisant etat de l'exercice d'un choix dument rempli et, s'il
     y a lieu, les pieces connexes doivent etre produits comme suit :
                                                                                               ---------------------------
     (1)  un exemplaire par le cedant (lorsque deux cedants ou plus font un choix concernant le transfert du meme bien (copropriete) ou que deux membres ou plus de la meme societe de personne font un choix concernant le transfert de leurs participation dans la societe de personne, un seul cedant, designe pour la chose, doit produire simultanement un exemplaire pour chaque cedant avec une liste de tous les cedants qui font le choix concerne, liste ou doivent figurer
          l'adresse et le numero d'assurance sociale ou numero de compte de chaque cedant);
     (2)  au plus tard a la date qui survient la premiere parmi les dates auxquelles une des parties au choix doit produire une declaration de revenu pour l'annee d'imposition pendant laquelle la transaction a eu lieu, compte tenu de tout choix fait en vertu du paragraphe 99(2)
          (date d'echeance);
     (3)  au centre fiscal ou le cedant produit normalement sa declaration de revenus (lorsque deux coproprietaires ou plus, ou que deux membres ou plus d'une societe de personnes font un choix comme il est indique au point (1), les formulaires de choix doivent etre produits au centre fiscal du cessionnaire ou ils seront traites en bloc);
     (4)  separement de toute declaration de revenus (vous pouvez le produire avec une declaration dans une meme enveloppe, mais ne pas l'inserer dans la declaration et ni l'attacher a celle-ci).
..    Les articles et paragraphes mentionnes dans ce formulaire renvoient a la
     Loi de l'impot sur le revenu.

------------------------------------------------------------------------------------------------------------------------------------
Nom du contribuable (cedant)(en lettres moulees)                                             N(degree)d'assurance sociale ou
                                                                                 N(degree)de compte de societe/N(degree)d'entreprise
                                              [ * ]                                                    [ * ]
------------------------------------------------------------------------------------------------------------------------------------
Adresse                                                                     Code postal           Bureau des services fiscaux
                                              [ * ]                            [ * ]                        [ * ]
------------------------------------------------------------------------------------------------------------------------------------
Annee d'imposition du contribuable

Pour la periode du                       [ * ]                  19 ___  [ * ]__ au         [ * ]         19  [ * ]
------------------------------------------------------------------------------------------------------------------------------------
Nom du coproprietaire, s'il y a lieu (s'il y en a plus d'un,                Numero d'assurance sociale
joignez une liste contenant les  memes renseignements)

------------------------------------------------------------------------------------------------------------------------------------
Adresse                                                                     Code postal        Bureau des services fiscaux

------------------------------------------------------------------------------------------------------------------------------------
Raison sociale de la societe (cessionnaire)                                 Numero de comple/d'entreprise

Anapharm inc.                                                                                 138459540
------------------------------------------------------------------------------------------------------------------------------------
Adresse                                                                     Code postal        Bureau des services fiscaux

2050, boul. Rene-Levesque, Quebec                                              G1V 2K8                  Quebec
------------------------------------------------------------------------------------------------------------------------------------
Annee d'imposition de la societe

Pour la periode du              1/er/ juin            19__ 97__ au           31 mai                              19  98_
------------------------------------------------------------------------------------------------------------------------------------
Nom de la personne a contacter pour des renseignements supplementaires       Ind. region      Numero de telephone regional
                                              [ * ]                              [ * ]                     [ * ]
------------------------------------------------------------------------------------------------------------------------------------

              PENALITE POUR LES CHOIX TARDIFS ET MODIFIES
------------------------------------------------------------------------------------------------------------------------------------

Les choix produits apres la date d'echeance ou les choix modifies sont assujettis a une penalite pour production tardive conformement au paragraphe
85(8).

Calcul de la penalite :
Juste valeur marchande du bien transfere............................       __________________ $
                                                                                                     ---------------------------
                                                                                                          RESERVE AU MINISTERE
Moins : Somme convenue..............................................       __________________

Difference..........................................................       __________________ $A

Montant A __________________$ X1/4X 1% X N .........................     =                     $B
                                                                           ==================
                                                                                                     ---------------------------
100$ X N ...........................................................     =                     $C
                                                                           ==================
      --------------------------------------------------------------------------------------
      N representant le nombre de mois ou parties de mois dans la periode allant de la date
      d'echeance a la date de production de choix et C ne pouvant pas depasser 8 000 $.
      --------------------------------------------------------------------------------------

La penalite correspond au moins eleve des montants B et C ci-dessus --------- $

Si une penalite est payable, il faut faire un cheque ou un mandat a l'ordre du
Receveur general. Il faut indiquer ((T2057)) sur la piece de versement ainsi que l'annee d'imposition, le nom et le numero d'assurance sociale du contribuable
(ou le numero de compte/d'entreprise dans le cas ou le cedant est une societe) dont le compte doit etre credite.

Les sommes impayees, y compris les penalites pour production tardive, sont assujetties a des interets composes quotidiennement aux taux prescrit.
                                                                                                  Somme ci-incluse ______________ $

--------------------------------------------------------------------------------

[*] Confidential portions omitted and filed separately with the Commission.

             RENSEIGNEMENTS EXIGES
-------                                  ---------------------------------------

A la page ci-contre, enumerez et decrivez les biens transferes et indiquez leur juste valeur marchande. La description et la juste valeur marchande de la contrepartie recue doivent figurer en regard du bien transfere. Si le bien transfere est une participation dans une societe de personnes, annexez un tableau au calcul du prix de base rajuste. Faute d'espace sur le T2057, joignez des feuillez qui suivent la meme presentation. Pour chaque bien amortissable, il faut designer l'ordre de disposition. Il faut avoir les pieces a l'appui de l'ordre designe, les documents relatifs aux reponses aux questions ci-apres et une breve description de la methode de calcul de la juste valeur marchande de chaque bien. Il n'est pas necessaire de produire ici ces documents, mais il faut les conserver pour pouvoir les produire sur demande.

Y a-t-il une entente ecrite concernant le transfert?.................................................    [_]    Non     [X]   Oui

L'un des biens est-il vise par une clause de rajustement du prix? (Pour plus de precision, voir la       [X]    Non     [_]   Oui
derniere version du bulletin IT-169.)................................................................

Y a-t-il d'autres personnes que le contribuable qui detiennent des actions d'une categorie du            [_]    Non     [X]   Oui
capital-actions du cessionnaire ou qui exercent sur de telles actions une emprise, directement ou indirectement?.......................................................................................

S'il y a roulement entre societe ayant un lien de dependance, les biens du contribuable ont-ils tous     [_]    Non     [_]   Oui
ou presque tous (au moins 90%) ete transferes a la societec.......................................S/O

Le contribuable est-il un non-resident du Canada?....................................................    [X]    Non     [_]   Oui

Les biens transferes comprennent-ils des immobilisations?............................................    [_]    Non     [X]   Oui

Dans l'affirmative :

a   Les biens ont-ils ete detenus sans interruption depuis le jour de l'evaluation?..................    [X]    Non     [_]   Oui

b   Ont-ils ete acquis apres le jour de l'evaluation dans une operation consideree comme comportant      [X]    Non     [_]   Oui
    un lien de dependance?...........................................................................

c   Depuis le jour de l'evaluation, le contribuable ou une autre personne de qui des actions ont ete     [X]    Non     [_]   Oui
    acquises dans une operation comportant un lien de dependance a-t-il recu des dividendes vises par le paragraphe 83(1) a l'egard des actions transferes? (Dans l'affirmative, preciser les montants et les dates et annexer un tableau.).............................................................

La somme convenue a l'egard d'un des biens transferes repose-t-elle sur une estimation de la juste       [X]    Non     [_]   Oui
valeur marchande au jour de l'evaluation?............................................................
                                                                                                         [_]    Non     [_]   Oui
    Si oui, existe-t-il un rapport officiel faisant etat de la valeur au jour de l'evaluation?.......

Un choix selon le paragraphe 26(7) des Regles concernant l'application de l'impot sur le revenu          [X]    Non     [_]   Oui
(formulaire T2076) a-t-il ete produit par le contribuable ou en son nom?.............................

Si les biens transferes comprennent des actions du capital-actions d'une societe privee, donner les renseignements suivants :

        Raison sociale de la societe                   Numero de compte/ numero d'entreprise                    Capital verse des
                                                                                                               actions transferees
                                                ----------------------------------------------------
                 Anapharm inc.                                       138459540                                 [ * ]           $
    -----------------------------------------   ----------------------------------------------------  ------------------------------
------------------------------------------------------------------------------------------------------------------------------------

             DESCRIPTION DES ACTIONS RECUES
-------                                           ----------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
   Nombre d'actions         Categorie            Valeur de        Valeur fiscale du       Avec ou sans             Rachetable au gre
                                             rachat par action      capital verse        droit de vote               du detenteur?
------------------------------------------------------------------------------------------------------------------------------------
       [ * ]                  [ * ]                [ * ]                [ * ]                [ * ]            [_]  Oui   [X]  Non
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              [_]  Oui   [_]  Non
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              [_]  Oui   [_]  Non
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              [_]  Oui   [_]  Non
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              [_]  Oui   [_]  Non
------------------------------------------------------------------------------------------------------------------------------------

        REMARQUES
-------           --------------------------------------------------------------

..   Lorsque le paragraphe 85(1) s'applique a la disposition d'un bien amortissable, un choix en vertu du paragraphe 85(1) ne peut pas etre fait. Veuillez prendre note, qu'un avant projet de loi depose en avril 1995, propose d'abroger le paragraphe 85(5.1) et de la remplacer par le paragraphe 13(21.2) propose.
..   Les regles concernant les choix prevus a l'article 85 sont complexes. La derniere version du circulaire d'information 76-19 et des bulletins d'interpretation IT-169, IT-172, IT291 et IT378 renferment les renseignements essentiels a ce sujet.
..   Pour que ce choix soit valide, le formulaire, y compris le questionnaire, doit etre rempli. S'il est incomplet, le choix sera considere comme non valide, et tout choix produit par la suite sera assujetti a une penalite pour production tardive.
..   Lorsque le formulaire T2057 est produit dans les trois ans apres la date
    d'echeance, le choix est repute avoir ete exerce a temps si le montant estimatif estimatif de la penalite applicable est paye sur production du choix.
..   Un choix modifie ou un choix produit plus de trois ans apres la date
    d'echeance peut, dans certaines circonstances, etre accepte et repute avoir ete produit a temps si le montant estimatif de la penalite prevue au paragraphe 85(8) est paye sur production du choix. En pareil cas, une lettre expliquant pourquoi le choix est modifie ou tardif doit etre soumise a l'appreciation du Ministre avec le formulaire.
--------------------------------------------------------------------------------

[*] Confidential portions omitted and filed separately with the Commission.

RENSEIGNEMENTS SUR LES BIENS ADMISSIBLES DONT IL A ETE DISPOSE ET SUR LA CONTREPARTIE RECUE
--------------------------------------------------------------------------------

                                           Jour           Mois            Annee
                                                                                      Remarque : Remplir un nouveau T2057 lorsque la
 Date de la vente ou du transfert de                                                             date de la vente ou du transfert
 tous les biens inscrits ci-dessous :       05             01               98                   est differente de celle-ci.
------------------------------------------------------------------------------------------------------------------------------------
                   Biens dont il a ete dispose             Somme         Montant a                   Contrepartie recue
               -------------------------------------                                   ---------------------------------------------
                              Limites relatives a        convenue        declarer      Autre que des actions    Actions     Juste
                                                                                       ---------------------------------
               Description     la somme choisie            B              B - A.         Description          Nombre et     valeur
                                                                         Si B - A > 0,                        categorie   marchande
                               ---------------------
                                Juste valeur       A                     voir note 4.
                                  marchande
------------------------------------------------------------------------------------------------------------------------------------
Immobilisation    (Breve                   (Voir note 1)
a l'exception    description
 des biens        legale)
amortissables      [ * ]          [ * ]        [ * ]         [ * ]         [ * ]                               [ * ]        [ * ]
               ---------------------------------------------------------------------------------------------------------------------

               ---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
               (Description et                    (Voir note 2)
  Biens        categorie
 amortissa     prescrite)
   bles
               ---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Immobili-       (Genre)                           (Voir note 3)
 sations
               ---------------------------------------------------------------------------------------------------------------------
 admis-
 sibles
------------------------------------------------------------------------------------------------------------------------------------
 Inventaire     (Genre)                           (Cout indique)
a l'exception
               ---------------------------------------------------------------------------------------------------------------------
  des biens
 immobiliers

------------------------------------------------------------------------------------------------------------------------------------

     Avoir      (Breve description                      ZERO
               ---------------------------------------------------------------------------------------------------------------------
    miniers     legale)

------------------------------------------------------------------------------------------------------------------------------------
  Valeur des    (Description)                      (Cout indique)
  titres de
               ---------------------------------------------------------------------------------------------------------------------
   creance

------------------------------------------------------------------------------------------------------------------------------------
   Titre de
   creance
  determine
               ---------------------------------------------------------------------------------------------------------------------
 (Institution
  financiere
  seulement)

------------------------------------------------------------------------------------------------------------------------------------
Immobilisation
qui est un bien
               ---------------------------------------------------------------------------------------------------------------------
immeuble detenu
par un resident

------------------------------------------------------------------------------------------------------------------------------------
 Second fond du
   compte de
 stabilisation
               ---------------------------------------------------------------------------------------------------------------------
   du revenu
     net

------------------------------------------------------------------------------------------------------------------------------------

Note 1   Prix de base rajuste (assujetti a rajustement selon l'article 53).

Note 2 Le moindre de la fraction non amortie du cout en capital pour tous les biens de la categorie et le cout du bien.

Note 3 Le moindre de 4/3 x par le montant cumulatif des immobilisation admissibles et le cout du bien. Utilisez ((2)) au lieu de ((4/3)) pour les dispositions effectuees pendant les annees d'imposition commencant avant le 1er juillet 1988 dans le cas d'une societe ou, pour les dispositions effectuees pendant les exercices commencant avant le 1er janvier 1988 dans les autres cas.

Note 4 Declarer ce montant comme un gain en capital ou comme un revenu, selon le cas. De plus, dans le cas d'un bien amortissable ou d'une immobilisation admissible, une partie du montant pourra etre declaree comme gain en capital et une autre comme revenu.

Reportez-vous a la derniere version du bulletin d'interpretation IT-291 pour plus de renseignements sur les immobilisations et pour des explications au sujet des limites.
--------------------------------------------------------------------------------


         CHOIX ET ATTESTATION
-------                         ------------------------------------------------
--------------------------------------------------------------------------------

Par les presentes, le contribuable et la societe font conjointement un choix en vertu du paragraphe 85(1) a l'egard des biens indiques, et attestent que les renseignements donnes ici et dans tous les documents annexes sont vrais, exacts et complets en autant qu'ils sachent, sauf erreur.

                      [ * ]           et                 [ * ]                                              [ * ]
  ------------------------------------    --------------------------------------------------  ------------------------------------
  Signature du cedant, d'un dirigeant      Signature d'un dirigeant autorise du cessionnaire                  Date
  autorise ou d'une personne autorise*

    * Annexez une copie de l'autorisation
--------------------------------------------------------------------------------

[*] Confidential portions omitted and filed separately with the Commission.

[LOGO] Gouvernement du Quebec
       Minisitere du Revenu

           CHOIX RELATIF A L'ALIENATION DE BIENS PAR UN CONTRIBUABLE
               EN FAVEUR D'UNE CORPORATION CANADIENNE IMPOSABLE

Ce formulaire s'adresse au contribuable (le cedant) qui exerce conjointement avec une corporation canadienne imposable (le cessionnaire) le choix prevu a l'article 518 de la Loi sur les impots (L.R.Q., c.1-3) pour que les regles de roulement enoncees au chapitre IV du titre IX du livre III de la partie I s'appliquent lorsque le cedant aliene, en faveur de la corporation, un bien admissible vise a l'article 518.1, pour une contrepartie qui comprend une action de n'importe quelle categorie du capital-actions de la corporation.

Un tel choix ne peut etre exerce a l'egard d'un bien amortissable d'une categorie prescrite lorsqu'il est aliene dans les conditions visees a l'article 527.1.

Un exemplaire dument rempli de ce formulaire et les documents y afferents, s'il y a lieu, doivent etre produits

.. par le cedant (lorsque deux contribuables ou plus alienent un bien detenu en copropriete, ou que deux membres ou plus d'une meme societe de personnes alienent leur interet dans la societe en question, un seul des cedants, designe par les autres, doit produire en meme temps un exemplaire du formulaire pour chacun d'eux, et dresser une liste des noms, adresses et numeros d'assurance sociale ou numeros d'enregistrement, selon le cas des cedants vises par ce choix):

.. au plus tard, le jour ou l'une des parties doit la premiere produire sa declaration de revenus pou l'annee d'imposition au cours de laquelle l'alienation a eu lieu;

.. au bureau du Ministere ou le cedant produit normalement sa declaration de revenus;

..  separement de toute declaration de revenus.

Les articles et alineas mentionnes dans ce formulaire sont ceux de la Loi sur les impots (L.R.Q., s.1-3), sauf indiction contraire.

Veuillez aussi remplir, au verso, la section (( Details concernant les biens alienes et la contrepartie recue )).

IDENTIFICATION (ecrivez en majuscules)
------------------------------------------------------------------------------------------------------------------------------------
 Cedant
               Nom                                                         Numero d'assurance sociale (ou d'enregistrement)

                         [*]                                                                  [*]
------------------------------------------------------------------------------------------------------------------------------------
               Adresse                                                                                           Code postal

                         [*]                                                                                          [*]
------------------------------------------------------------------------------------------------------------------------------------

               Annee d'imposition du cedant:                  du           [*]        19 [*]  au           [*]           19 [*]
                                                                 --------------------    ---     -----------------------    ---
------------------------------------------------------------------------------------------------------------------------------------
Cessionnaire
               Nom                                                         Numero d'assurance sociale (ou d'enregistrement)

               Anapharm inc.                                                            9-ZZAR-07770
------------------------------------------------------------------------------------------------------------------------------------
               Adresse                                                                                                Code postal

                         2050, boul. Rene-Levesque, Quebec                                                              G1V 2KF
------------------------------------------------------------------------------------------------------------------------------------

               Annee d'imposition du cedant:                  du           1/6        19 97  au         31/5            19 98
                                                                 --------------------    --     -----------------------    --
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Nom de la personne avec qui le Ministere peut communiquer pour obtenir de plus amples renseignements       Ind. reg.   Telephone

                         [*]                                                                                          [*]
------------------------------------------------------------------------------------------------------------------------------------

PENALITE POUR UN CHOIX TARDIF OU UN CHOIX MODIFIE

Vous devez payer une penalite*, telle que calculee ci-apres, lorsque vous exercez un choix tardif ou lorsque vous modifiez votre choix initial (choix modifie). Voici les particularites propres a ces choix.

Un choix exerce dans les trois annees qui suivent la date d'expiration du delai prevu par la Loi est repute fait dans ce delai et est, par consequent, accepte s'il est effectue au moyen du formulaire et produit en meme temps que le paiement par le contribuable de la penalite applicable.

Un choix exerce apres cette periode de trois ans, ou un choix modifie qui avait ete initialement effectue dans le delai prevu par la Loi, est repute fait dans ce dernier delai, et est, par consequent, accepte

.. s'il effectue sur ce formulaire et produit en meme temps que le paiement par le contribuable de la penalite applicable,

.. et si le ministre estime que, compte tenu des circonstances, il est juste et equitable de permettre un tel choix tardif ou modifie. Une lettre precisant les raisons du choix tardif ou de la modification du choix initial doit accompagner le formulaire.

Le calcul de la penalite applicable est fait conformement a l'article 519.2.

Faites votre cheque ou votre mandat a l'ordre du ministre du Revenu du Quebec et inscrivez, au recto, la mention (( Formulaire TP-518 )).

Calcul de la penalite
                                                                                             --------------------------------------
Juste valeur marchande du bien aliene                                                                                              1
-----------------------------------------------------------------------------------------------------------------------------------
Montant convenu dans le choix exerce                                            -                                                  2
-----------------------------------------------------------------------------------------------------------------------------------
Montant de la ligne 1 moins celui de la ligne 2                                 =                                                  3
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 X 0,25%
                                                                                             --------------------------------------
Montant de la ligne 3 multiplie par 0,25%                                       =                                                  4
-----------------------------------------------------------------------------------------------------------------------------------
Nombre de mois ou parties de mois compris dans la periode qui commence la jour ou le delai prevu par la Loi expire et qui se termine le jour ou le
choix tardif ou modifie est fait                                                X                                                  5
-----------------------------------------------------------------------------------------------------------------------------------
Montant de la ligne 4 multiplie par le nombre indique a la ligne 5              =                                                  6
-----------------------------------------------------------------------------------------------------------------------------------
Nombre indique a la ligne 5                    X  100 $    (maximum: 5000 $)                                                       7
-----------------------------------------------------------------------------------------------------------------------------------
Inscrivez le moins eleve des montants indiques aux lignes 6 et 7.
                                                                                    Penalite                                       8
-----------------------------------------------------------------------------------------------------------------------------------
                                                       annee       mois        jour
                                                       -----       ----        ----
S'il s'agit d'un choix modifie, indiquez la date du choix initial:

CHOIX ET ATTESTATION
--------------------------------------------------------------------------------

Le contribuable (le cedant) et la corporation canadienne imposable (le cessionnaire) susmentionnes exercent un choix relativement aux biens decrits au verso, en vertu de l'article 518, et attestent que les renseignement fournis sur ce formulaire et dans tous les documents annexes sont exacts et complets.

                           [ * ]                                                          [ * ]                        [ * ]
------------------------------------------------------------  -----------------------------------------------  ---------------------
 Signature du cedant ou de la personne autorisee a signer       Ind. reg.               Telephone                      Date
                      pour le cedant*
                           [ * ]                                                          [ * ]                        [ * ]
------------------------------------------------------------  -----------------------------------------------  ---------------------
    Signature de la personne autorisee a signer pour le         Ind. reg.               Telephone                      Date
                       cessionnaire*

* Annexez une copie de l'autorisation.
------------------------------------------------------------------------------------------------------------------------------------

RESERVE AU MINISTERE
------------------------------------------------------------------------------------------------------------------------------------
             Date de reception          Autorisation       Montant sujet a penalite        Penalite        Versement       Total
   annee          mois          jour
                                                                                     $                 $              $            $
------------------------------------------------------------------------------------------------------------------------------------

[*] Confidential portions omitted and filed separately with the Commission.

              Formulaire prescrit par le sous-ministre du Revenu

DETAILS CONCERNANT LES BIENS ALIENES ET LA CONTREPARTIE RECUE                                                         OUI        NON
..  Existe-t-il une convention ecrite concernant l'alienation?......................................................   [X]        [_]

..  Une disposition concernant le rajustement du prix s'applique-t-elle a l'un des biens?...........................   [_]        [X]

..  A l'exception du cedant, est-ce qu'une personne detient des actions de n'importe quelle categorie du
   capital-actions du cessionnaire ou controle directement ou indirectement le cessionnaire?.......................   [X]        [_]

..  Dans le cas d'un roulement entre corporations ayant un lien de dependance, le cedant a-t-il aliene
   tous les biens, ou presque (90 % ou plus), en faveur du cessionnaire?........................................S/O   [_]        [_]

..  Le cedant est-il un non-resident du Canada?.....................................................................   [_]        [X]

..  Si les biens alienes comprennent des immobilisations

   a)  Le montant convenu a l'egard de l'un des biens alienes est-il fonde sur sa juste valeur marchande au jour de
       l'evaluation (jour E, c'est-a-dire le 22 decembre 1971 pour les actions et les titres emis dans le public et
       le 31 decembre 1971 dans le cas de tout autre bien)?........................................................   [_]        [X]

       Si oui, y a-t-il une estimation officielle du bien au jour E?...............................................   [_]        [_]

   b)  Ont-ils ete detenus sans interruption depuis le jour E?.....................................................   [_]        [X]

   c)  Ont-il ete acquis apres le jour E, lors d'une transaction entre parties considerees comme ayant un lien de
       dependance?.................................................................................................   [_]        [X]

   d)  Depuis le jour E, le cedant ou toute autre personne de qui des actions ont ete acquises lors d'une transaction entre parties ayant un lien de dependance, a-t-il recu des dividendes sur lesquels il n'a pas
       d'impot a payer en vertu de l'article 501 pour les actions alienees?........................................   [_]        [X]
       (Si oui, veuillez preciser dans une annexe les montants et les dates ou ces dividendes ont ete recues.)

..  Un choix a-t-il ete exerce en vertu de l'article 72 de la Loi concernant l'application de la Loi sur les impots
   (L.R.Q., c.1-4) par le cedant ou par une personne agissant en son nom, au moyen du formulaire Choix concernant
   la juste valeur marchande des immobilisations au jour de l'evaluation (DT-72)?..................................   [_]        [X]

..  Si les actifs alienes incluaient des actions du capital-actions d'une corporation privee, veuillez remplir les lignes qui suivent:

Nom de la corporation privee     [ * ]
                             -------------------------------------------------------------------------------------------------------

Numero d'enregistrement    [ * ]                          Total du capital verse des actions alienees                             $
                        ---------------------------------                                             ------------------------------

Enumerez et decrivez ci-dessous les biens alienes en precisant leur juste valeur marchande a la date d'alienation. La description et la juste valeur marchande de la contrepartie recue doivent figurer vis-a-vis du bien en cause. Si l'espace est insuffisant, veuillez joindre une annexe qui reprend la meme presentation. Lorsque le bien aliene represente un interet dans une societe, joignez a ce formulaire une feuille comportant le calcul du prix de base rajuste.

Tous les biens amortissables et les immobilisations intangibles doivent etre inscrits dans l'ordre d'alienation choisi par le cedant. Il n'est pas necessaire de produire les pieces justificatives venant a l'appui de l'ordre choisi, de tous les renseignements fournis sur la presente page et de la methode d'evaluation utilisee pour chaque bien aliene. Cependant, ces pieces doivent etre conservees et fournies sur demande en cas d'examen ulterieur.

------------------------------------------------------------------------------------------------------------------------------------
                                     annee     mois       jour
Date d'alienation de                                            Si certains biens sont alienes a une date differente de celle
tous les biens inscrits ci-dessous    [*]       01         05   indiquee ci-contre, veuillez utiliser un formulaire TP-518 distinct.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                   Biens alienes                              Montant de la                     Contrepartie recue
         ---------------------------------------                               ----------------------------------------------
                                                            colonne B moins
                       Limites relatives au     Montant  celui de la colonne A
                         montant convenu        convenu     (voir la note 4)   Autre qu'en actions       Actions
                     ---------------------------                               ------------------- -------------------  Juste valeur
         Description  Juste valeur      Autres                                      Description    Nombre et categorie    marchande
                        marchande         A         B             C
------------------------------------------------------------------------------------------------------------------------------------
Immobil-   (Breve                 $     Voir la       $               $                                                           $
isations  description)                    note 1
a                                              $
l'excep-
          --------------------------------------------------------------------------------------------------------------------------
tion des
biens
amortis-
sables        [ * ]       [ * ]          [ * ]     [ * ]         [ * ]                                     [ * ]             [ * ]
          --------------------------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------------------
Biens     (Breve description            Voir la
amortis-    et categorie                 note 2
sables        prescrite)
          --------------------------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------------------
Immobil-  (Breve description)           Voir la
isations                                 note 3
tangi-
bles
          --------------------------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------------------
Biens en  (Breve description)            (Cout
inventa-                                indique)
ire,
autres
que des
biens
immeu-
bles
          --------------------------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------------------
Biens     (Breve description)            S.O.
miniers
          --------------------------------------------------------------------------------------------------------------------------
                                         S.O.
          --------------------------------------------------------------------------------------------------------------------------
Titre     (Breve description)            (Cout
ou                                      indique)
dette
obligat-
oire
          --------------------------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------------------

Autres   (Breve description)
         ---------------------------------------------------------------------------------------------------------------------------

         ---------------------------------------------------------------------------------------------------------------------------

DESCRIPTION DES ACTIONS RECUES

------------------------------------------------------------------------------------------------------------------------------------
     Nombre d'actions         Categorie   Valeur de rachat   Valeur fiscale       S'agit-il d'actions           S'agit-il d'actions
   recues par le cedant      des actions     par action     du capital verse        donnant droit de                rachetables
                                                                                         vote?                  au gre du detenteur?
                                                                                  Oui           Non             Oui            Non
------------------------------------------------------------------------------------------------------------------------------------
            [ * ]                 [ * ]         [ * ] $           [ * ] $         [X]           [_]             [_]            [X]
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  [_]           [_]             [_]            [_]
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  [_]           [_]             [_]            [_]
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  [_]           [_]             [_]            [_]
------------------------------------------------------------------------------------------------------------------------------------

Note 1: Inscrivez le prix de base rajuste, sujet a des rajustements prevus, en vertu des articles 255 a 257.
Note 2:  Inscrivez le moins eleve . de la partie non amortie du cout en capital du contribuable pour tous les biens de la categorie,
                                  . et du cout du bien pour le contribuable.
Note 3:  Inscrivez le moins eleve . de la partie admise des immobilisations intangibles multipliee par (( 4/3 )).
                                    Remplacez (( 4/3 )) par (( 2 ))
                                    - dans le cas d'une alienation effectuee
                                      par une corporation, apres le debut de sa
                                      1ere annee d'imposition commencant avant juillet 1988;
                                        - ou dans les autres cas, lorsque
                                          l'alienation concerne une entreprise
                                          et est effectuee apres le debut de son
                                          1er exercice financier commencant
                                          avant janvier 1988.
                                        . et du cout du bien pour le
                                          contribuable.
Note 4: Si le resultat est negatif, inscrivez 0. S'il est positif, inscrivez le montant et declarez-le comme un gain en capital ou comme un revenu, selon le cas.

[*] Confidential portions omitted and filed separately with the Commission.

[GRAPHIC]  Revenu      Revenue
           Canada      Canada

CHOIX CONCERNANT LA DISPOSITION DE BIENS PAR UN CONTRIBUABLE EN FAVEUR D'UNE SOCIETE CANADIENNE IMPOSABLE

                                                                                        -------------------------------
                                                                                          A L USAGE DU MINISTERE
..    La T2057 est la formule que doivent remplir un contribuable et une societe           SEULEMENT
     canadienne imposable RESERVE AU MINISTERE qui font un choix conjoint en vertu d paragraphe 85(1), lorsque le contribuable a dispose, en faveur de la societe, d'un bien admissible selon la definition du paragraphe 85 (1.1)
     et a recu en contrepartie des actions de cette societe, quelle que soit la categorie.
..    Les formules faisant etat de l'exercice d'un choix et, s'il y a lieu, les pieces connexes doivent etre produites comme suit :
     (1)  un exemplaire par le cedant (lorsque deux cedants ou plus font un
          choix concernant le transfert du meme bien (copropriete) ou que deux           -------------------------------
          membres ou plus de la meme societe de personne font un choix concernant le transfert de leurs participation dans la societe de personne, un seul cedant, designe pour la chose, doit produire simultanement un exemplaire pour chaque cedant avec une liste de tous les cedants qui font le choix concerne, liste ou doivent figurer
          l'adresse et le numero d'assurance sociale ou numero de compte de chaque cedant);
     (2)  au plus tard a la date qui survient la premiere parmi les dates auxquelles une des parties au choix doit produire une declaration de revenu pour l'annee d'imposition pendant laquelle la transaction a eu lieu, compte tenu de tout choix fait en vertu du paragraphe 25(1) et du paragraphe 99(2) (date d'echeance);
     (3)  au centre fiscal ou le cedant produit normalement sa declaration de revenus (lorsque deux coproprietaires ou plus, ou que deux membres ou plus d'une societe de personnes font un choix comme il est indique au point (1), les formules de choix doivent etre produites au centre fiscal du cessionnaire ou elles seront traitees en bloc);
     (4)  separement de toute declaration de revenus (vous pouvez le produire avec une declaration dans une meme enveloppe, mais ne pas l'inserer dans la declaration et ni l'attacher a celle-ci).
..    Les articles et paragraphes mentionnes dans la presente formule proviennent a la Loi de l'impot sur le revenu.

------------------------------------------------------------------------------------------------------------------------------------
Nom du contribuable (cedant)(en lettres moulees)                                      N(degree)d'assurance sociale ou N(degree)de
                                                                                      compte de societe

MARC LEBEL                                                                            231-284-423
------------------------------------------------------------------------------------------------------------------------------------
Adresse                                                                               Code postal        Bureau de district d'impot

1210, RUE JEAN-CARIGNAN, SAINTE-FOY                                                   G1X 4V4            Qc
------------------------------------------------------------------------------------------------------------------------------
Annee d'imposition du contribuable


Pour la periode du                     1/er/ janvier                     19 97  au                31 decembre                19 97
                   -----------------------------------------------------   ----    -----------------------------------------   ---
------------------------------------------------------------------------------------------------------------------------------------
Nom du coproprietaire, s'il y a lieu (s'il y en a plus d'un, joignez une liste        Numero d'assurance sociale
contenant les memes renseignements)

------------------------------------------------------------------------------------------------------------------------------------
Adresse                                                                               Code postal        Bureau de district d'impot

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Raison sociale de la societe (cessionnaire)                                           Numero de compte

Anapharm inc.                                                                         1384595-4ORC
------------------------------------------------------------------------------------------------------------------------------------
Adresse                                                                               Code postal        Bureau de district d'impot

2050, Boul. Rene-Levesque Ouest, 5/e/ etage, Sainte-Foy                               G1V 2K8            Qc
------------------------------------------------------------------------------------------------------------------------------------
Annee d'imposition de la societe


Pour la periode du                     1/er/ juin                        19 97  au                31 mai                    19 98
                   -----------------------------------------------------   ----    ----------------------------------------   ---
------------------------------------------------------------------------------------------------------------------------------------
Nom de la personne a contacter pour des renseignements supplementaires                Ind. regional      Numero de telephone

JEAN MARIER                                                                           418                529-6531
------------------------------------------------------------------------------------------------------------------------------------

--------      PENALITE POUR LES CHOIX TARDIFS ET MODIFIES        -------------------------------------------------------------------
Les choix produits apres la date d'echeance ou les choix modifies sont soumis a une   --------------------------------------------
penalite pour  production tardive conformement au paragraphe 85(8).                         A L'USAGE DU MINISTERE SEULEMENT

Calcul de la penalite :
Juste valeur marchande du bien transfere....................      ______________ $

Moins : Somme convenue......................................      ______________

Difference..................................................      ______________ $a)

Montant A __________________$ X 1/4X 1% X N ................   =                 $b)
                                                                  ==============

100$ X N ...................................................   =                 $c)
                                                                  ==============

    ----------------------------------------------------------------------------
     N representant le nombre de mois ou parties de mois dans la periode allant de la date d'echeance a la date de production de choix et C ne pouvant pas depasser 8 000 $.
    ----------------------------------------------------------------------------      --------------------------------------------
La penalite correspond au moindre des montants b) et c) ci-dessus ______________ $

Si une penalite est payable, il faut faire un cheque ou un mandat a l'ordre du
Receveur general. Il faut indiquer ((T2057)) sur la piece de versement ainsi que l'annee
d'imposition, le nom et le numero d'assurance sociale (ou le numero de compte dans le cas ou le cedant est une societe) du contribuable dont le compte doit etre credite.

Les sommes impayees, y compris les penalites pour production tardive, sont
assujetties a des interets composes quotidiennement aux taux prescrit.                           Somme ci-incluse ______________ $
------------------------------------------------------------------------------------------------------------------------------------

                                                                       [GRAPHIC]
                    (English on reverse)                                 Canada

[LOGO] Gouvernement du Quebec
       Ministere du Revenu

                     CHOIX RELATIF A L'ALIENATION DE BIENS
                         PAR UN CONTRIBUABLE EN FAVEUR
                    D'UNE CORPORATION CANADIENNE IMPOSABLE

Ce formulaire s'adresse au contribuable (le cedant) et a la corporation canadienne imposable (le cessionnaire) qui exercent conjointement un choix en vertu de l'article 518 de la Loi sur les impots (L.R.Q., c.1-3) concernant l'application des regles du chapitre IV lorsque le contribuable a aliene, en faveur de la corporation, un bien admissible vise a l'article 518.1, pour une contrepartie qui comprend une action du capital-actions de la corporation.

Un tel choix ne peut etre exerce a l'egard d'un bien amortissable d'une categorie prescrite lorsqu'il est aliene dans les conditions visees a l'article 527.1.

Le cedant doit produire le present formulaire dument rempli et les documents annexes, s'il y a lieu, en deux exemplaires. Lorsqu'il y a deux cedants ou plus qui font le choix vise a l'article 518 concernant le transfert du meme bien (copropriete), ou deux membres ou plus de la meme societe qui font un choix concernant le transfert de leur interet dans la societe, un seul des cedants, celui de leur choix, doit produire un exemplaire pour chacun d'eux et un exemplaire pour le cessionnaire. Le cedant doit annexer aux formulaires une liste ou figurent le nom, l'adresse et le numero d'assurance sociale (ou le numero d'enregistrement dans le cas d'une corporation) de chaque cedant (y compris chaque membre d'une societe, si le cedant est une societe, ou chaque membre d'une societe qui est elle-meme membre de la societe cedante).

Tous ces documents doivent etre produits dans le delai de declaration de ces deux parties qui expire en premier pour l'annee d'imposition au cours de laquelle l'alienation a eu lieu, au bureau du Ministere ou le cedant produit normalement sa declaration de revenus, separement de celle-ci.

Les articles et alineas mentionnes dans ce formulaire sont ceux de la Loi sur les impots (L.R.Q., c. I-3), sauf indication contraire.

Veuillez aussi remplir, au verso, la section Details concernant les biens alienes et la contrepartie recue.

IDENTIFICATION (ecrivez en majuscules)

------------------------------------------------------------------------------------------------------------------------------------
Cedant
            Nom                                                                     Numero d'assurance sociale (ou d'enregistrement)

            MARC LEBEL                                                              231-284-423
           -------------------------------------------------------------------------------------------------------------------------
            Adresse                                                                                              Code postal

            1210, rue Jean-Carignan, Sainte-Foy                                                                  G1X 4V4
           -------------------------------------------------------------------------------------------------------------------------
            Annee d'imposition du cedant :                                      du        1/01        1997 au       31/12       1997
                                                                                   ------------------   --    -----------------   --
           -------------------------------------------------------------------------------------------------------------------------
Cessionnaire
            Nom de la corporation                                                   Numero d'enregistrement

            Anapharm inc.Cessionnaire                                               9-ZZAR-07770
           -------------------------------------------------------------------------------------------------------------------------
            Adresse complete                                                                                  Code postal

            2050, boul. Rene-Levesque  Q5/e/ etage, Sainte-Foy                                                   G1V 2K8
           -------------------------------------------------------------------------------------------------------------------------
            Annee d'imposition du cedant :                                      du        1/6         1997 au       31/5        1997
                                                                                   ------------------   --    -----------------   --
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Nom de la personne avec qui le Ministere peut communiquer pour obtenir de plus amples renseignements       Ind. reg.   Telephone

JEAN MARIER                                                                                                418-529-6531
------------------------------------------------------------------------------------------------------------------------------------

PENALITE POUR CHOIX EXERCE EN RETARD OU CHOIX MODIFIE
--------------------------------------------------------------------------------
Un choix exerce dans les trois ans qui suivent l'echeance est accepte et repute avoir ete exerce a l'echeance si le montant estimatif de la penalite est paye lors de la production du present formulaire.

Un choix exerce apres ces trois ans, ou un choix modifie, est accepte et repute avoir ete exerce a l'echeance si le montant estimatif de la penalite est paye lors de la production du present formulaire et si le Ministre estime que, compte tenu des circonstances, il est juste et equitable de permettre un tel choix. Dans ce cas, une lettre precisant les raisons du retard ou de la modification du choix initial doit accompagner le formulaire.

Calcul de la penalite

La penalite est egale au resultat le moins eleve des deux calculs suivants :

                ---------------------------------------------------------      ----------------------------------------------------
                         Juste valeur marchande du bien transfere                             Nombre de mois ou
a)  25 %      X                          moins                              X
                    montant convenu dans le choix ou le choix modifie                       fraction de mois de retard
                ---------------------------------------------------------      ----------------------------------------------------

b)  le moins eleve de i) et de ii) :
    i) 5 000 $
    ii)  100 $ x nombre de mois ou fraction de mois de retard

[_] S'il s'agit d'un choix modifie, indiquez la date du choix anterieur  [_][_][_][_][_][_][_][_][_]

[_] S'il s'agit d'un choix exerce en retard, donnez le montant de la penalite ______________________ $.
------------------------------------------------------------------------------------------------------------------------------------

CHOIX ET ATTESTATION
--------------------------------------------------------------------------------
Le contribuable et la corporation canadienne susmentionnee exercent un choix relativement aux biens decrits au verso, en vertu de l'article 518 de la Loi sur les impots.

Nous attestons que les renseignements fournis sur ce formulaire et dans tous les documents annexes sont exacts et complets.

                  /s/ MARC LEBEL                     et           ANAPHARM INC. par: /s/ MARC LEBEL                  20/1/1998
----------------------------------------------------     -----------------------------------------------------  --------------------
 Signature du cedant ou de la personne autorisee a         Signature du cedant ou de la personne autorisee a            Date
                      signer*                                                   signer*

             MARC LEBEL: 418-871-7709                                  418-527-2525 MARC LEBEL
----------------------------------------------------     -----------------------------------------------------
                     Telephone                                                 Telephone

*Annexez une copie de l'autorisation.
--------------------------------------------------------------------------------

RESERVE AU MINISTERE

------------------------------------------------------------------------------------------------------------------------------------
         Date de reception          Autorisation    Montant sujet a penalite          Penalite         Versement        Total
  annee        mois         jour

          |            |          |              |                     |     $    |            |  $              | $  |        | $
------------------------------------------------------------------------------------------------------------------------------------

         Formulaire prescrit par le sous-ministre du Revenu du Quebec

DETAILS CONCERNANT LES BIENS TRANSFERES ET LA CONTREPARTIE RECUE                                                          Oui  Non

..  Existe-t-il une convention ecrite concernant ce transfert? ..........................................................  [X]  [_]

.. Le montant convenu relativement a l'un des biens transferes est-il fonde sur la juste valeur marchande au jour de l'evaluation (jour E,
   c'est-a-dire le 31 decembre 1971)? ...............................................................................S/O  [_]  [X]

.. Si oui, y a-t-il une estimation officielle du bien au jour E? .....................................................S/O  [_]  [_]

..  Un choix a-t-il ete exerce en vertu de l'article 72 de la Loi concernant
   l'application de la Loi sur les impots (L.R.Q., c.1-4) par le cedant ou en son nom, au moyen du formulaire DT-72, Choix concernant la juste valeur marchande des immobilisations au jour de l'evaluation? ..............................................................  [_]  [_]

..  Une disposition concernant le rajustement du prix s'applique-t-elle a l'un des biens? ...............................  [_]  [X]

..  A l'exception du cedant, est-ce qu'une personne detient des actions du cessionnaire de n'importe quelle categorie ou controle directement ou indirectement la corporation du cessionnaire ? ......................................................................  [X]  [_]

..  Dans le cas d'un roulement entre corporations ayant un lien de dependance, le cedant a-t-il transfere tous les
   biens, ou presque tous (90% ou plus), en faveur du cessionnaire? ................................................S/O        [_]

..  Le cedant est-il un resident du Canada?..............................................................................  [X]  [_]

..  Si les biens alienes comprennent des immobilisations

   a) Ont-ils ete detenus sans interruption depuis le jour E? .......................................................S/O  [_]  [_]

   b) Ont-ils ete acquis apres le jour E lors d'une transaction entre parties considerees comme ayant un lien de dependance? ........................................................................................S/O  [_]  [X]
   c) Depuis le jour E, le cedant ou toute autre personne de qui des actions ont ete acquises lors d'une transaction entre parties ayant un lien de dependance, a-t-il recu des dividendes sur lesquels il n'a pas d'impot a payer en vertu de l'article 501 pour les actions alienees? ................................................................  [_]  [X]
      (Si oui, veuillez preciser dans une annexe les montants et les dates ou ces dividendes ont ete recues.)

..  Si les actifs alienes incluaient des actions du capital-actions d'une corporation privee, veuillez remplir les lignes qui suivent:

Nom de la corporation privee         Anapharm inc.
                                ---------------------------------------------------------------------------------------------------


Numero d'enregistrement                                    Total du capital verse des actions alienees                   2,267   $
                           --------------------------------                                             ---------------------------
Enumerez et decrivez ci-dessous les biens alienes en precisant leur juste valeur marchande a la date du transfert. La description et la juste valeur marchande de la contrepartie recue doivent figurer vis-a-vis du bien en cause. Si l'espace est insuffisant, veuillez joindre une annexe qui reprend la meme presentation. Lorsque le bien aliene represente un interet dans une societe, joignez a ce formulaire une feuille comportant le calcul du prix de base rajuste.

Tous les biens amortissables doivent etre inscrits dans l'ordre selon lequel ils ont ete alienes. Il n'est pas necessaire de produire les pieces a l'appui du present choix, de tous les renseignements fournis ci-dessous ainsi que de la methode d'evaluation utilisee pour chaque bien aliene. Cependant, ces pieces mentionnees precedemment doivent etre conservees et fournies sur demande en cas d'examen ulterieur.
------------------------------------------------------------------------------------------------------------------------------------
Date d'alienation ou du        annee    mois    jour     Si certains biens sont alienes a une date differente de celle
transfert de tous les            97      12      23      indiquee ci-contre, veuillez utiliser un formulaire distinct.
biens inscrits ci-dessous
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                     Biens alienes                                                      Contrepartie recue
                  ----------------------------------------------------                       --------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                  Limites relatives au montant convenu
                                  ------------------------------------
                  Description        Juste valeur          Autres        Montant convenu          Description           Juste valeur
                                       marchande                                                                        marchande
                                                                                                                            (1)
------------------------------------------------------------------------------------------------------------------------------------
                 (Breve description)                  Voir la note 1
                                                  $              $                   $                                            $
Immobilisations  170,000 ord. cat. B      255,000         2,267              255,000           170,000 ord. cat. D        255,000
       a
  l'exception
   des biens
 amortissables
                --------------------------------------------------------------------------------------------------------------------
                (1) etabli suivant le prix paye par SOFINOV, filiale de la Caisse de depot et placement du Quebec
------------------------------------------------------------------------------------------------------------------------------------
   Biens        (Breve description et categorie     Voir la note 2
amortissables             prescrite)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Immobilisations            (Genre)                  Voir la note 3
------------------------------------------------------------------------------------------------------------------------------------
  tangibles
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
     Stock                 (Genre)                  (Cout indique)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
     Biens         (Breve description)                   S.O
                --------------------------------------------------------------------------------------------------------------------
    miniers                                              S.O.
------------------------------------------------------------------------------------------------------------------------------------
   Valeur ou       (Breve description)              (Cout indique)
                --------------------------------------------------------------------------------------------------------------------
   titre de
                --------------------------------------------------------------------------------------------------------------------
    creance
                --------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Description des actions recues (Si l'espace est insuffisant, veuillez reproduire fidelement, en annexe, ce tableau)
------------------------------------------------------------------------------------------------------------------------------------
  Nombre d'actions      Categorie    Valeur de rachat     Valeur fiscale     S'agit-il d'actions     S'agit-il d'actions rachetables
recues par le cedant   des actions      par action       du capital verse   donnant droit de vote?        au gre du detenteur?
                                                                                Qui         Mon              Qui         Mon
------------------------------------------------------------------------------------------------------------------------------------
       170,000         Ord. cat. D       -     $            2,267    $          [X]         [_]              [_]         [X]
------------------------------------------------------------------------------------------------------------------------------------
                                                                                [_]         [_]              [_]         [_]
------------------------------------------------------------------------------------------------------------------------------------
                                                                                [_]         [_]              [_]         [_]
------------------------------------------------------------------------------------------------------------------------------------
                                                                                [_]         [_]              [_]         [_]
------------------------------------------------------------------------------------------------------------------------------------

Note 1: Prix de base rajuste, sujet a des rajustements, en vertu des articles 255 a 257.
Note 2: Le moins eleve du "cout du bien"et de la "partie non amortie du cout en capital" pour tous les biens de la categorie.
Note 3: Le moins eleve du "cout du bien" et de la "partie admise des immobilisations intangibles". Celle-ci doit etre multiplie
         . par 2.
         . ou par 4/3 si l'alienation est effectuee
            - par une corporation apres le debut du 1/er/ exercice financier commencant apres juin 1988.
            - ou, dans les autres cas, apres le debut du 1/er/ exercice financier commencant apres 1987.
W

-------      RENSEIGNEMENTS EXIGES      --------------------------------------------------------------------------------------------

A la page ci-contre, enumerez et decrivez les biens transferes et indiquez leur juste valeur marchande. La description et la juste valeur marchande de la contrepartie recue doivent figurer en regard du bien transfere. Si les biens transferes sont une participation dans une societe de personnes, annexez un tableau du calcul du prix de base rajuste. Faute d'espace sur la T2057, joignez une feuille qui suit la meme presentation. Pour chaque bien amortissable, il faut designer l'ordre de disposition. Il faut avoir les pieces a l'appui de l'ordre designe, les documents relatifs aux reponses aux questions ci-apres et une breve description de la methode de calcul de la juste valeur marchande de chaque bien. Il n'est pas necessaire de produire ici ces documents, mais il faut les conserver pour pouvoir les produire sur demande.
Y a-t-il une entente ecrite concernant le transfert?.................................................      [_]    Non    [X]   Oui

L'un des biens est-il vise par une clause de rajustement du prix? (Pour plus de precisions, voir la        [X]    Non    [_]   Oui
version la plus recente du bulletin IT-169.).........................................................

Y a-t-il d'autres personnes que le contribuable qui detiennent des actions d'une categorie du              [_]    Non    [X]   Oui
capital-actions du cessionnaire ou qui exercent sur de telles actions une emprise, directement ou indirectement?.......................................................................................

S'il y a roulement entre societe ayant un lien de dependance, les biens du contribuable ont-               [_]    Non    [_]   Oui
ils tous ou presque tous (au moins 90%) ete transferes a la societe?..............................S/O

Le contribuable est-il un non-resident du Canada?....................................................      [X]    Non    [_]   Oui

Les biens transferes comprennent-ils des immobilisations?............................................      [_]    Non    [X]   Oui

Dans l'affirmative :

La somme convenue a l'egard d'un des biens transferes repose-t-elle sur une estimation de la juste         [_]    Non    [_]   Oui
valeur marchande au jour de l'evaluation?.........................................................S/O
                                                                                                           [_]    Non    [_]   Oui
Si oui, existe-t-il un rapport officiel faisant etat de la valeur au jour de l'evaluation?........S/O

a   Les biens ont-ils ete detenus sans interruption depuis le jour de l'evaluation?..................      [_]    Non    [_]   Oui

b   Ont-ils ete acquis apres le jour de l'evaluation dans une operation consideree comme comportant        [_]    Non    [_]   Oui
    un lien de dependance?...........................................................................

c   Depuis le jour de l'evaluation, le contribuable ou une autre personne de qui des actions ont ete       [X]    Non    [_]   Oui
    acquises dans une operation comportant un lien de dependance ont-ils recu des dividendes vises par le paragraphe 83(1) a l'egard des actions transferes? (Dans l'affirmative, preciser les montants et les dates et annexer un tableau.)....................................................

Un choix selon le paragraphe 26(7) des Regles concernant l'application de l'impot sur le revenu            [X]    Non    [_]   Oui
(formulaire T2076) a-t-il ete produit par le contribuable ou en son nom?.............................

Si les biens transferes comprennent des actions du capital-actions d'une societe privee, donner les renseignements suivants :

                                                Numero de compte                                                Capital verse des
Raison sociale de la societe                    ----------------------------------------------------           actions transferees

    Anapharm inc.                                                                                              2 267,00.          $
    -----------------------------------------   ----------------------------------------------------  ------------------------------
------------------------------------------------------------------------------------------------------------------------------------

-----------  DESCRIPTION DES ACTIONS RECUES  ---------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
   Nombre d'actions         Categorie            Valeur de        Valeur fiscale du       Avec ou sans       Rachetable au gre
 recues par le cedant                        rachat par action      capital verse        droit de vote          du detenteur?
------------------------------------------------------------------------------------------------------------------------------------
       170 000              Ord. Cat D               -                   2267                 avec         [_]    Oui    [X]   Non
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           [_]    Oui    [_]   Non
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           [_]    Oui    [_]   Non
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           [_]    Oui    [_]   Non
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           [_]    Oui    [_]   Non
------------------------------------------------------------------------------------------------------------------------------------


--------- REMARQUES ------------------------------------------------------------

..   Lorsque le paragraphe 85(1) s'applique a la disposition d'un bien amortissable, un choix en vertu du paragraphe 85(1) ne peut pas etre fait.

..   Les regles concernant les choix vises a l'article 85 sont complexes. Les explications essentielles se trouvent dans la circulaire d'information 76-19 et des bulletins d'interpretation IT-169, IT-172, IT291 et IT378 t.

..   Pour que ce choix soit valide, la formule, y compris le questionnaire, doit etre rempli. Si elle est incomplete, le choix sera considere comme non valide, et tout choix produit par la suite sera assujetti a une penalite pour production tardive.

..   Lorsque la formule T2057 est produite dans les trois ans apres la date
    d'echeance, le choix est repute avoir ete exerce a temps si le montant estimatif de la penalite applicable est paye sur production du choix.

..   Un choix modifie ou un choix produit plus de trois ans apres la date
    d'echeance peut, dans certaines circonstances, etre accepte et repute avoir ete exerce a temps si le montant estimatif de la penalite prevue au paragraphe 85(8) est paye sur production du choix. En pareil cas, une lettre expliquant pourquoi le choix est modifie ou tardif doit etre soumise a l'appreciation du Ministre avec la formule.

    [*] Confidential portions omitted and filed separately with the Commission.
--------------------------------------------------------------------------------

RENSEIGNEMENTS SUR LES BIENS ADMISSIBLES DONT IL A ETE DISPOSE ET SUR LA CONTREPARTIE RECUE

-----------------------------------------------------------------------------------------------------------------------------------
                                           Jour      Mois       Annee
                                      ----------------------------------------
                                                                               Remarque:   Remplir une nouvelle T2057 lorsque
 Date de la vente ou du transfert de       [*]        [*]        199[*]                    la date de la vente ou du transfert
 tous les biens inscrits ci-dessous :                                                           est differente de celle-ci.
-----------------------------------------------------------------------------------------------------------------------------------
                       Biens dont il a ete dispose           Somme       Declarer                         Contrepartie recue
                     --------------------------------                                 ---------------------------------------------
                                   Limites relatives a la   convenue      B - A.      Autre que des actions   Actions
                  Description      somme choisie                       Si B - A * 0,                                  Juste valeur
                                  ---------------------------------                   --------------------------------
                                   Juste valeur      A         B        voir note 4.    Description          Nombre et   marchande
                                   marchande                                                                 categorie
-----------------------------------------------------------------------------------------------------------------------------------
                (Breve description               (Voir note 1)
                legale)
Immobilisation        [*]                    $     [*]   $     [*]  $        [*]   $                              [*]        [*]  $
a l'exception
                -------------------------------------------------------------------------------------------------------------------
des biens                                                                                                     Ord cat. D
                -------------------------------------------------------------------------------------------------------------------
amortissables   (1) Etabli suivant le prix paye par Sofinov, filiale de la Caisse de depot et de financement du Quebec
-----------------------------------------------------------------------------------------------------------------------------------
     Biens      (Description et                 (Voir note 2)
amortissables   categorie prescrite)
                -------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Immobilisations (Genre)                         (Voir note 3)
  admissibles
                -------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Inventaire a    (Genre)                         (Cout indique)
l'exception
 des biens
immobiliers
                -------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
 Avoir          (Breve description                  ZERO
miniers         legale)
                -------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Valeur des      (Description)                    (Cout indique)
titres de
 creance
                -------------------------------------------------------------------------------------------------------------------

                -------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

Note 1   Prix de base rajuste (assujetti a rajustement selon l'article 53).

Note 2   Le moindre de la fraction non amortie du cout en capital pour tous les biens de la categorie et le cout du bien.

Note 3   Le moindre de 4/3 x par le montant cumulatif des immobilisation admissibles et le cout du bien. Utilisez ((2)) au lieu de
         ((4/3)) pour les dispositions effectuees pendant les annees d'imposition commencant avant le 1/er/ juillet 1988 dans le cas
         d'une societe ou, pour les dispositions effectuees pendant les exercices financiers commencant avant le 1/er/ janvier 1988 dans les autres cas.

Note 4   Declarer ce montant comme un gain en capital ou comme un revenu, selon le cas.

Il y a des explications sur les limites ci-dessus dans le bulletin d'interpretation IT-291.
-----------------------------------------------------------------------------------------------------------------------------------

     CHOIX ET ATTESTATION
-----                    ----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

Par les presentes, le contribuable et la societe font conjointement un choix en vertu du paragraphe 85(1) concernant des biens indiques, et attestent que les renseignements donnes ici et dans tous les documents annexes sont exacts et complets en autant qu'ils sachent, sauf erreur.



                 /s/   [*]                    et        Anapharm inc. par : /s/   [*]                              [*]
    -----------------------------------------   -------------------------------------------------  --------------------------------
       Signature du cedant, d'un dirigeant      Signature d'un dirigeant autorise du cessionnaire                  Date
       autorise ou d'une personne autorise*

    * Annexez une copie de l'autorisation
-----------------------------------------------------------------------------------------------------------------------------------

** = More than
[*]  Confidential portions omitted and filed separtely with the Commission.

[LOGO] Gouvernement du Quebec
       Ministere du Revenu

                     CHOIX RELATIF A L'ALIENATION DE BIENS
                         PAR UN CONTRIBUABLE EN FAVEUR
                    D'UNE CORPORATION CANADIENNE IMPOSABLE

Ce formulaire s'adresse au contribuable (le cedant) et a la corporation canadienne imposable (le cessionnaire) qui exercent conjointement un choix en vertu de l'article 518 de la Loi sur les impots (L.R.Q., c.1-3) concernant l'application des regles du chapitre IV lorsque le contribuable a aliene, en faveur de la corporation, un bien admissible vise a l'article 518.1, pour une contrepartie qui comprend une action du capital-actions de la corporation.

Un tel choix ne peut etre exerce a l'egard d'un bien amortissable d'une categorie prescrite lorsqu'il est aliene dans les conditions visees a l'article 527.1.

Le cedant doit produire le present formulaire dument rempli et les documents annexes, s'il y a lieu, en deux exemplaires. Lorsqu'il y a deux cedants ou plus qui font le choix vise a l'article 518 concernant le transfert du meme bien (copropriete), ou deux membres ou plus de la meme societe qui font un choix concernant le transfert de leur interet dans la societe, un seul des cedants, celui de leur choix, doit produire un exemplaire pour chacun d'eux et un exemplaire pour le cessionnaire. Le cedant doit annexer aux formulaires une liste ou figurent le nom, l'adresse et le numero d'assurance sociale (ou le numero d'enregistrement dans le cas d'une corporation) de chaque cedant (y compris chaque membre d'une societe, si le cedant est une societe, ou chaque membre d'une societe qui est elle-meme membre de la societe cedante).

Tous ces documents doivent etre produits dans le delai de declaration de ces deux parties qui expire en premier pour l'annee d'imposition au cours de laquelle l'alienation a eu lieu, au bureau du Ministere ou le cedant produit normalement sa declaration de revenus, separement de celle-ci.

Les articles et alineas mentionnes dans ce formulaire sont ceux de la Loi sur les impots (L.R.Q., c. I-3), sauf indication contraire.

Veuillez aussi remplir, au verso, la section Details concernant les biens alienes et la contrepartie recue.

IDENTIFICATION (ecrivez en majuscules)

------------------------------------------------------------------------------------------------------------------------------------
Cedant
            Nom                                                                     Numero d'assurance sociale (ou d'enregistrement)

            MARC LEBEL                                                              231-284-423
           -------------------------------------------------------------------------------------------------------------------------
            Adresse                                                                                              Code postal

            1210, rue Jean-Carignan, Sainte-Foy                                                                  G1X 4V4
           -------------------------------------------------------------------------------------------------------------------------
            Annee d'imposition du cedant :                                      du        1/01        1998 au       31/12       1998
                                                                                   ------------------   --    -----------------   --
           -------------------------------------------------------------------------------------------------------------------------
Cessionnaire
            Nom de la corporation                                                   Numero d'enregistrement

            Anapharm inc.Cessionnaire                                               9-ZZAR-07770
           -------------------------------------------------------------------------------------------------------------------------
            Adresse complete                                                                                  Code postal

            2050, boul. Rene-Levesque, Quebec                                                                 G1V 2K8
           -------------------------------------------------------------------------------------------------------------------------
            Annee d'imposition du cedant :                                      du        1/6         1997 au       31/5        1998
                                                                                   ------------------   --    -----------------   --
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Nom de la personne avec qui le Ministere peut communiquer pour obtenir de plus amples renseignements       Ind. reg.   Telephone

JEAN MARIER                                                                                                418-529-6531
------------------------------------------------------------------------------------------------------------------------------------

PENALITE POUR CHOIX EXERCE EN RETARD OU CHOIX MODIFIE
--------------------------------------------------------------------------------
Un choix exerce dans les trois ans qui suivent l'echeance est accepte et repute avoir ete exerce a l'echeance si le montant estimatif de la penalite est paye lors de la production du present formulaire.

Un choix exerce apres ces trois ans, ou un choix modifie, est accepte et repute avoir ete exerce a l'echeance si le montant estimatif de la penalite est paye lors de la production du present formulaire et si le Ministre estime que, compte tenu des circonstances, il est juste et equitable de permettre un tel choix. Dans ce cas, une lettre precisant les raisons du retard ou de la modification du choix initial doit accompagner le formulaire.

Calcul de la penalite

La penalite est egale au resultat le moins eleve des deux calculs suivants :

                ---------------------------------------------------------      ----------------------------------------------------
                         Juste valeur marchande du bien transfere                             Nombre de mois ou
a)  25 %      X                          moins                              X
                    montant convenu dans le choix ou le choix modifie                       fraction de mois de retard
                ---------------------------------------------------------      ----------------------------------------------------

b)  le moins eleve de i) et de ii) :
    i) 5 000 $
    ii)  100 $ x nombre de mois ou fraction de mois de retard

[X] S'il s'agit d'un choix modifie, indiquez la date du choix anterieur  [_][_][_][_][_][_][_][_][_]

[X] S'il s'agit d'un choix exerce en retard, donnez le montant de la penalite ______________________ $.
------------------------------------------------------------------------------------------------------------------------------------

CHOIX ET ATTESTATION
--------------------------------------------------------------------------------
Le contribuable et la corporation canadienne susmentionnee exercent un choix relativement aux biens decrits au verso, en vertu de l'article 518 de la Loi sur les impots.

Nous attestons que les renseignements fournis sur ce formulaire et dans tous les documents annexes sont exacts et complets.

                  /s/ MARC LEBEL                     et           ANAPHARM INC. par: /s/ MARC LEBEL                  20/1/1998
----------------------------------------------------     -----------------------------------------------------  --------------------
 Signature du cedant ou de la personne autorisee a         Signature du cedant ou de la personne autorisee a            Date
                      signer*                                                   signer*

             MARC LEBEL: 418-871-7709                                  418-527-2525 MARC LEBEL
----------------------------------------------------     -----------------------------------------------------
                     Telephone                                                 Telephone

*Annexez une copie de l'autorisation.
--------------------------------------------------------------------------------

RESERVE AU MINISTERE

------------------------------------------------------------------------------------------------------------------------------------
         Date de reception          Autorisation    Montant sujet a penalite          Penalite         Versement        Total
  annee        mois         jour

          |            |          |              |                     |     $    |            |  $              | $  |        | $
------------------------------------------------------------------------------------------------------------------------------------

[*] Confidential portions omitted and filed separately with the Commission.

         Formulaire prescrit par le sous-ministre du Revenu du Quebec

DETAILS CONCERNANT LES BIENS TRANSFERES ET LA CONTREPARTIE RECUE                                                  Oui         Non
.. Existe-t-il une convention ecrite concernant ce transfert ?                                                     [X]         [_]

.. Le montant convenu relativement a l'un des biens transferes est-il fonde sur la juste valeur marchande
  au jour de l'evaluation (jour E, c'est-a-dire le 31 decembre 1971).......................................S/O    [_]         [X]

.. Si oui, y a-t-il une estimation officielle du bien au jour E ?...........................................S/O    [_]         [_]

.. Un choix a-t-il ete exerce en vertu de l'article 72 de la Loi concernant l'application de la Loi sur les impots (L.R.Q., c.1-4) par le cedant ou en son nom, au moyen du formulaire DT-72, Choix concernant la juste
  valeur marchande des immobilisations au jour de l'evaluation ?                                                  [_]         [_]

.. Une disposition concernant le rajustement du prix s'applique-t-elle a l'un des biens ?                          [_]         [X]

..  A l'exception du cedant, est-ce qu'une personne detient des actions du cessionnaire de n'importe quelle
   categorie ou controle directement ou indirectement la corporation du cessionnaire ?                            [X]         [_]

..  Dans le cas d'un roulement entre corporations ayant un lien de dependance, le cedant a-t-il transfere tous les
   biens, ou presque tous (90% ou plus), en faveur du cessionnaire ?.......................................S/O                [_]

..  Le cedant est-il un resident du Canada ?...................................................................... [X]         [_]

..  Si les biens alienes comprennent des immobilisations

   a) Ont-ils ete detenus sans interruption depuis le jour E ? ............................................S/O    [_]         [_]

   b) Ont-ils ete acquis apres le jour E lors d'une transaction entre parties considerees comme ayant un lien de
      dependance ?.........................................................................................S/O    [_]         [X]

   c) Depuis le jour E, le cedant ou toute autre personne de qui des actions ont ete acquises lors d'une transaction entre parties ayant un lien de dependance, a-t-il recu des dividendes sur lesquels il n'a pas
      d'impot a payer en vertu de l'article 501 pour les actions alienees?..................................      [_]         [X]
      (Si oui, veuillez preciser dans une annexe les montants et les dates ou ces dividendes ont ete recues.)

..  Si les actifs alienes incluaient des actions du capital-actions d'une corporation privee, veuillez remplir les lignes qui suivent :

Nom de la corporation privee         Anapharm inc.
                                ---------------------------------------------------------------------------------------------------

Numero d'enregistrement                                    Total du capital verse des actions alienees                  2,267   $
                           --------------------------------                                             ----------------------------

Enumerez et decrivez ci-dessous les biens alienes en precisant leur juste valeur marchande a la date du transfert. La description et la juste valeur marchande de la contrepartie recue doivent figurer vis-a-vis du bien en cause. Si l'espace est insuffisant, veuillez joindre une annexe qui reprend la meme presentation. Lorsque le bien aliene represente un interet dans une societe, joignez a ce formulaire une feuille comportant le calcul du prix de base rajuste.

Tous les biens amortissables doivent etre inscrits dans l'ordre selon lequel ils ont ete alienes. Il n'est pas necessaire de produire les pieces a l'appui du present choix, de tous les renseignements fournis ci-dessous ainsi que de la methode d'evaluation utilisee pour chaque bien aliene. Cependant, ces pieces mentionnees precedemment doivent etre conservees et fournies sur demande en cas d'examen ulterieur.

------------------------------------------------------------------------------------------------------------------------------------
Date d'alienation ou du             annee         mois        jour     Si certains biens sont alienes a une date differente de celle
transfert de tous les biens                                            indiquee ci-contre, veuillez utiliser un formulaire distinct.
inscrits ci-dessous                   97           12          0.5
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                            Biens alienes                                                                 Contrepartie recue
            ----------------------------------------------------------                     -----------------------------------------
                                  Limites relatives au montant convenu    Montant convenu       Description           Juste valeur
                                 --------------------------------------
                  Description     Juste valeur            Autres                                                          marchande
                                    marchande                                                                                (1)
------------------------------------------------------------------------------------------------------------------------------------
               (Breve description)                     Voir la note 1
                                            $                       $                   $                                         $
Immobilisations
                --------------------------------------------------------------------------------------------------------------------
 a l'exception  170,000 ord. cat. B     255,000           2,267               255,000           170,000 ord. cat. D         255,000
 des biens
                --------------------------------------------------------------------------------------------------------------------
amortissables
                --------------------------------------------------------------------------------------------------------------------
                 (1) etabli suivant le prix paye par SOFINOV, filiale de la Caisse de depot et placement du Quebec
------------------------------------------------------------------------------------------------------------------------------------
                 (Breve description                  Voir la note 2
     Biens          et categorie
  amortissables      prescrite)
                --------------------------------------------------------------------------------------------------------------------

                --------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                      (Genre)                       Voir la note 3
  Immobilisations
   tangibles
                --------------------------------------------------------------------------------------------------------------------

                --------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                      (Genre)                       (Cout indique)
                --------------------------------------------------------------------------------------------------------------------
Stock
                --------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

     Biens      (Breve description)                      S.O.
                --------------------------------------------------------------------------------------------------------------------
    miniers                                              S.O.
------------------------------------------------------------------------------------------------------------------------------------
   Valeur ou     (Breve description)                 (Cout indique)
                --------------------------------------------------------------------------------------------------------------------
   titre de
                --------------------------------------------------------------------------------------------------------------------
    creance
                --------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Description des actions recues (Si l'espace est insuffisant, veuillez reproduire fidelement, en annexe, ce tableau)

------------------------------------------------------------------------------------------------------------------------------------
    Nombre d'actions          Categorie         Valeur de        Valeur fiscale       S'agit-il d'actions        S'agit-il d'actions
  recues par le cedant       des actions         rachat         du capital verse    donnant droit de vote ?          rachetables
                                               par action                                                      au gre du detenteur ?
                                                                                         Oui        Non             Oui       Non
------------------------------------------------------------------------------------------------------------------------------------
         170,000             Ord. cat. D         -     $                2,267            [X]       [_]              [_]       [X]
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         [_]       [_]              [_]       [_]
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         [_]       [_]              [_]       [_]
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         [_]       [_]              [_]       [_]
------------------------------------------------------------------------------------------------------------------------------------

Note 1 : Prix de base rajuste, sujet a des rajustements, en vertu des articles 255 a 257.
Note 2 : Le moins eleve du (( cout du bien )) et de la (( partie non amortie du cout en capital )) pour tous les biens de la categorie.
Note 3 : Le moins eleve du (( cout du bien )) et de la (( partie admise des immobilisations intangibles )). Celle-ci doit etre multiplie

         . par 2.
         . ou par 4/3 si l'alienation est effectuee

           - par une corporation apres le debut du 1er exercice financier commencant apres juin 1988.
           - ou, dans les autres cas, apres le debut du 1er exercice financier commencant apres 1987.

[LOGO] Gouvernement du Quebec
       Ministere du Revenu

                     CHOIX RELATIF A L'ALIENATION DE BIENS
                         PAR UN CONTRIBUABLE EN FAVEUR
                    D'UNE CORPORATION CANADIENNE IMPOSABLE

Ce formulaire s'adresse au contribuable (le cedant) et a la corporation canadienne imposable (le cessionnaire) qui exercent conjointement un choix en vertu de l'article 518 de la Loi sur les impots (L.R.Q., c.1-3) concernant l'application des regles du chapitre IV lorsque le contribuable a aliene, en faveur de la corporation, un bien admissible vise a l'article 518.1, pour une contrepartie qui comprend une action du capital-actions de la corporation.

Un tel choix ne peut etre exerce a l'egard d'un bien amortissable d'une categorie prescrite lorsqu'il est aliene dans les conditions visees a l'article 527.1.

Le cedant doit produire le present formulaire dument rempli et les documents annexes, s'il y a lieu, en deux exemplaires. Lorsqu'il y a deux cedants ou plus qui font le choix vise a l'article 518 concernant le transfert du meme bien (copropriete), ou deux membres ou plus de la meme societe qui font un choix concernant le transfert de leur interet dans la societe, un seul des cedants, celui de leur choix, doit produire un exemplaire pour chacun d'eux et un exemplaire pour le cessionnaire. Le cedant doit annexer aux formulaires une liste ou figurent le nom, l'adresse et le numero d'assurance sociale (ou le numero d'enregistrement dans le cas d'une corporation) de chaque cedant (y compris chaque membre d'une societe, si le cedant est une societe, ou chaque membre d'une societe qui est elle-meme membre de la societe cedante).

Tous ces documents doivent etre produits dans le delai de declaration de ces deux parties qui expire en premier pour l'annee d'imposition au cours de laquelle l'alienation a eu lieu, au bureau du Ministere ou le cedant produit normalement sa declaration de revenus, separement de celle-ci.

Les articles et alineas mentionnes dans ce formulaire sont ceux de la Loi sur les impots (L.R.Q., c. I-3), sauf indication contraire.

Veuillez aussi remplir, au verso, la section Details concernant les biens alienes et la contrepartie recue.

IDENTIFICATION (ecrivez en majuscules)

------------------------------------------------------------------------------------------------------------------------------------
            Nom                                                                    Numero d'assurance sociale (ou d'enregistrement)

  Cedant                                      [ * ]                                                    [ * ]
------------------------------------------------------------------------------------------------------------------------------------
            Adresse                                                                                                Code postal

                                                            [ * ]                                                         [ * ]
------------------------------------------------------------------------------------------------------------------------------------
            Annee d'imposition du cedant:                 du                  1/01         19 98   au         31/12       19   98
                                                             -----------------------------    --     --------------------    ----
------------------------------------------------------------------------------------------------------------------------------------
            Nom de la corporation                                                  Numero d'enregistrement

                                              [ * ]                                                    [ * ]
Cessionnaire
------------------------------------------------------------------------------------------------------------------------------------
            Adresse complete                                                                                     Code postal

                                                            [ * ]                                                        [ * ]
------------------------------------------------------------------------------------------------------------------------------------
            Annee d'imposition du cessionnaire:           du                  1/6          19 97   au         31/5        19   98
                                                             -----------------------------    --     --------------------    ----
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Nom de la personne avec qui le Ministere peut communiquer pour obtenir de plus                       Ind. reg.       Telephone
amples renseignements
                                               [ * ]                                                                  [ * ]
------------------------------------------------------------------------------------------------------------------------------------

PENALITE POUR CHOIX EXERCE EN RETARD OU CHOIX MODIFIE
--------------------------------------------------------------------------------
Un choix exerce dans les trois ans qui suivent l'echeance est accepte et repute avoir ete exerce a l'echeance si le montant estimatif de la penalite est paye lors de la production du present formulaire.

Un choix exerce apres ces trois ans, ou un choix modifie, est accepte et repute avoir ete exerce a l'echeance si le montant estimatif de la penalite est paye lors de la production du present formulaire et si le Ministre estime que, compte tenu des circonstances, il est juste et equitable de permettre un tel choix. Dans ce cas, une lettre precisant les raisons du retard ou de la modification du choix initial doit accompagner le formulaire.


Calcul de la penalite

La penalite est egale au resultat le moins eleve des deux calculs suivants:

               ----------------------------------------------------------      ---------------------------------------------------
a)  25 %     x       Juste valeur marchande du bien transfere               x                     Nombre de mois ou
                                     moins                                                     fraction de mois de retard
                  montant convenu dans le choix ou le choix modifie
               ----------------------------------------------------------      ---------------------------------------------------

b)  le moins eleve de i) et de ii) :
    i)  5 000 $
    ii)   100 $ x nombre de mois ou fraction de mois de retard

[X]     S'il s'agit d'un choix modifie, indiquez la date du choix anterieur   |   |   |   |   |   |   |   |   |  |
                                                                             -------------------------------------

[X]     S'il s'agit d'un choix exerce en retard, donnez le montant de la penalite  ____________________________     $.
------------------------------------------------------------------------------------------------------------------------------------

CHOIX ET ATTESTATION
------------------------------------------------------------------------------------------------------------------------------------

Le contribuable et la corporation canadienne susmentionnee exercent un choix relativement aux biens decrits au verso, en vertu de
l'article 518 de la Loi sur les impots.

Nous attestons que les renseignements fournis sur ce formulaire et dans tous les documents annexes sont exacts et complets.

                       [ * ]                        et           ANAPHARM INC. par: /s/ MARC LEBEL                     [ * ]
----------------------------------------------------    -----------------------------------------------------  ---------------------
 Signature du cedant ou de la personne autorisee a         Signature du cedant ou de la personne autorisee a           Date
                    signer*                                                 signer*

                                                                      418-527-2525 MARC LEBEL
----------------------------------------------------    -----------------------------------------------------
                     Telephone                                                Telephone

*Annexez une copie de l'autorisation.
------------------------------------------------------------------------------------------------------------------------------------

RESERVE AU MINISTERE
------------------------------------------------------------------------------------------------------------------------------------
         Date de reception          Autorisation      Montant sujet a penalite         Penalite       Versement          Total

   annee       mois         jour
           |          |           |                                       |    $  |             | $ |           |  $ |         | $
------------------------------------------------------------------------------------------------------------------------------------

         Formulaire prescrit par le sous-ministre du Revenu du Quebec

[*] Confidential portions omitted and filed separately with the Commission.

[LOGO] Gouvernement du Quebec
       Ministere du Revenu

                     CHOIX RELATIF A L'ALIENATION DE BIENS
                         PAR UN CONTRIBUABLE EN FAVEUR
                    D'UNE CORPORATION CANADIENNE IMPOSABLE

Ce formulaire s'adresse au contribuable (le cedant) et a la corporation canadienne imposable (le cessionnaire) qui exercent conjointement un choix en vertu de l'article 518 de la Loi sur les impots (L.R.Q., c.1-3) concernant l'application des regles du chapitre IV lorsque le contribuable a aliene, en faveur de la corporation, un bien admissible vise a l'article 518.1, pour une contrepartie qui comprend une action du capital-actions de la corporation.

Un tel choix ne peut etre exerce a l'egard d'un bien amortissable d'une categorie prescrite lorsqu'il est aliene dans les conditions visees a l'article 527.1.

Le cedant doit produire le present formulaire dument rempli et les documents annexes, s'il y a lieu, en deux exemplaires. Lorsqu'il y a deux cedants ou plus qui font le choix vise a l'article 518 concernant le transfert du meme bien (copropriete), ou deux membres ou plus de la meme societe qui font un choix concernant le transfert de leur interet dans la societe, un seul des cedants, celui de leur choix, doit produire un exemplaire pour chacun d'eux et un exemplaire pour le cessionnaire. Le cedant doit annexer aux formulaires une liste ou figurent le nom, l'adresse et le numero d'assurance sociale (ou le numero d'enregistrement dans le cas d'une corporation) de chaque cedant (y compris chaque membre d'une societe, si le cedant est une societe, ou chaque membre d'une societe qui est elle-meme membre de la societe cedante).

Tous ces documents doivent etre produits dans le delai de declaration de ces deux parties qui expire en premier pour l'annee d'imposition au cours de laquelle l'alienation a eu lieu, au bureau du Ministere ou le cedant produit normalement sa declaration de revenus, separement de celle-ci.

Les articles et alineas mentionnes dans ce formulaire sont ceux de la Loi sur les impots (L.R.Q., c. I-3), sauf indication contraire.

Veuillez aussi remplir, au verso, la section Details concernant les biens alienes et la contrepartie recue.

IDENTIFICATION (ecrivez en majuscules)

------------------------------------------------------------------------------------------------------------------------------------
Cedant
            Nom                                                                     Numero d'assurance sociale (ou d'enregistrement)

            [ * ]                                                                   [ * ]
           -------------------------------------------------------------------------------------------------------------------------
            Adresse                                                                                              Code postal

            [ * ]                                                                                                [ * ]
           -------------------------------------------------------------------------------------------------------------------------
            Annee d'imposition du cedant :                                      du        [ * ]      [ * ] au       [ * ]      [ * ]
                                                                                   ----------------  -----    ---------------  -----
           -------------------------------------------------------------------------------------------------------------------------
Cessionnaire
            Nom de la corporation                                                   Numero d'enregistrement

            [ * ]                                                                   [ * ]
           -------------------------------------------------------------------------------------------------------------------------
            Adresse complete                                                                                  Code postal

            [ * ]                                                                                             [ * ]
           -------------------------------------------------------------------------------------------------------------------------
            Annee d'imposition du cedant :                                      du        [ * ]      [ * ] au       [ * ]      [ * ]
                                                                                   ----------------  -----    ---------------  -----
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Nom de la personne avec qui le Ministere peut communiquer pour obtenir de plus amples renseignements       Ind. reg.   Telephone

[ * ]                                                                                                      [ * ]
------------------------------------------------------------------------------------------------------------------------------------

PENALITE POUR CHOIX EXERCE EN RETARD OU CHOIX MODIFIE
--------------------------------------------------------------------------------
Un choix exerce dans les trois ans qui suivent l'echeance est accepte et repute avoir ete exerce a l'echeance si le montant estimatif de la penalite est paye lors de la production du present formulaire.

Un choix exerce apres ces trois ans, ou un choix modifie, est accepte et repute avoir ete exerce a l'echeance si le montant estimatif de la penalite est paye lors de la production du present formulaire et si le Ministre estime que, compte tenu des circonstances, il est juste et equitable de permettre un tel choix. Dans ce cas, une lettre precisant les raisons du retard ou de la modification du choix initial doit accompagner le formulaire.

Calcul de la penalite

La penalite est egale au resultat le moins eleve des deux calculs suivants :

                ---------------------------------------------------------      ----------------------------------------------------
                         Juste valeur marchande du bien transfere                             Nombre de mois ou
a)  25 %      X                          moins                              X
                    montant convenu dans le choix ou le choix modifie                       fraction de mois de retard
                ---------------------------------------------------------      ----------------------------------------------------

b)  le moins eleve de i) et de ii) :
    i) 5 000 $
    ii)  100 $ x nombre de mois ou fraction de mois de retard

[_] S'il s'agit d'un choix modifie, indiquez la date du choix anterieur  [_][_][_][_][_][_][_][_][_]

[_] S'il s'agit d'un choix exerce en retard, donnez le montant de la penalite ______________________ $.
------------------------------------------------------------------------------------------------------------------------------------

CHOIX ET ATTESTATION
--------------------------------------------------------------------------------
Le contribuable et la corporation canadienne susmentionnee exercent un choix relativement aux biens decrits au verso, en vertu de l'article 518 de la Loi sur les impots.

Nous attestons que les renseignements fournis sur ce formulaire et dans tous les documents annexes sont exacts et complets.

                      [ * ]                          et            ANAPHARM INC. per /s/ MARC LEBEL                    [ * ]
----------------------------------------------------     -----------------------------------------------------  --------------------
 Signature du cedant ou de la personne autorisee a         Signature du cedant ou de la personne autorisee a            Date
                      signer*                                                   signer*

                      [ * ]                                             418-527-2525 MARC LEBEL
----------------------------------------------------     -----------------------------------------------------
                     Telephone                                                 Telephone

*Annexez une copie de l'autorisation.
--------------------------------------------------------------------------------

RESERVE AU MINISTERE

------------------------------------------------------------------------------------------------------------------------------------
         Date de reception          Autorisation    Montant sujet a penalite          Penalite         Versement        Total
  annee        mois         jour

          |            |          |              |                     |     $    |            |  $              | $  |        | $
------------------------------------------------------------------------------------------------------------------------------------

[*] Confidential portions omitted and filed separately with the Commission.

         Formulaire prescrit par le sous-ministre du Revenu du Quebec

DETAILS CONCERNANT LES BIENS TRANSFERES ET LA CONTREPARTIE RECUE                                                Oui   Non

.. Existe-t-il une convention ecrite concernant ce transfert ? ................................................  [X]   [_]

.. Le montant convenu relativement a l'un des biens transferes est-il fonde sur la juste valeur marchande
  au jour de l'evaluation (jour E, c'est-a-dire le 31 decembre 1971)? .....................................S/O  [_]   [X]

.. Si oui, y a-t-il une estimation officielle du bien au jour E ? ..........................................S/O  [_]   [_]

.. Un choix a-t-il ete exerce en vertu de l'article 72 de la Loi concernant l'application de la Loi sur les impots (L.R.Q., c.1-4) par le cedant ou en son nom, au moyen du formulaire DT-72, Choix concernant la juste
  valeur marchande des immobilisations au jour de l'evaluation ? .............................................  [_]   [_]

.. Une disposition concernant le rajustement du prix s'applique-t-elle a l'un des biens ? .....................  [_]   [X]

.. A l'exception du cedant, est-ce qu'une personne detient des actions du cessionnaire de n'importe quelle
  categorie ou controle directement ou indirectement la corporation du cessionnaire ? ........................  [X]   [_]

.. Dans le cas d'un roulement entre corporations ayant un lien de dependance, le cedant a-t-il transfere tous les
  biens, ou presque tous (90% ou plus), en faveur du cessionnaire ? .......................................S/O        [_]

.. Le cedant est-il un resident du Canada ? ...................................................................  [X]   [_]

.. Si les biens alienes comprennent des immobilisations

  a) Ont-ils ete detenus sans interruption depuis le jour E ? .............................................S/O  [_]   [_]

  b) Ont-ils ete acquis apres le jour E lors d'une transaction entre parties considerees comme ayant un
     lien de dependance ? .................................................................................S/O  [_]   [X]

  c) Depuis le jour E, le cedant ou toute autre personne de qui des actions ont ete acquises lors d'une transaction entre parties ayant un lien de dependance, a-t-il recu des dividendes sur lesquels il n'a
     pas d'impot a payer en vertu de l'article 501 pour les actions alienees?.................................  [_]   [X]
     (Si oui, veuillez preciser dans une annexe les montants et les dates ou ces dividendes ont ete recues.)

.. Si les actifs alienes incluaient des actions du capital-actions d'une corporation privee, veuillez remplir les lignes qui suivent:

Nom de la corporation privee         Anapharm inc.
                                ----------------------------------------------------------------------------------------------------

Numero d'enregistrement                                    Total du capital verse des actions alienees                      [ * ]  $
                           --------------------------------                                             ----------------------------

Enumerez et decrivez ci-dessous les biens alienes en precisant leur juste valeur marchande a la date du transfert. La description et la juste valeur marchande de la contrepartie recue doivent figurer vis-a-vis du bien en cause. Si l'espace est insuffisant, veuillez joindre une annexe qui reprend la meme presentation.
Lorsque le bien aliene represente un interet dans une societe, joignez a ce formulaire une feuille comportant le calcul du prix de base rajuste.

Tous les biens amortissables doivent etre inscrits dans l'ordre selon lequel ils ont ete alienes. Il n'est pas necessaire de produire les pieces a l'appui du present choix, de tous les renseignements fournis ci-dessous ainsi que de la methode d'evaluation utilisee pour chaque bien aliene. Cependant, ces pieces mentionnees precedemment doivent etre conservees et fournies sur demande en cas d'examen ulterieur.

---------------------------------------------------------------------------------------------------------------------------------
Date d'alienation ou du transfert de     annee     mois    jour     Si certains biens sont alienes a une date differente de celle
tous les biens inscrits ci-dessous        [*]  |   [*]   | [*]  |    indiquee ci-contre, veuillez utiliser un formulaire distinct.
---------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  Biens alienes                                                         Contrepartie recue
          ---------------------------------------------------------------                   ----------------------------------------
                                    Limites relatives au montant convenu
                                  ---------------------------------------
              Description              Juste valeur       Autres           Montant convenu       Description        Juste valeur
                                        marchande                                                                    marchande
                                                                                                                        (1)
------------------------------------------------------------------------------------------------------------------------------------
                (Breve description)                    Voir la note 1
                                                    $                  $                    $                                     $
               ---------------------------------------------------------------------------------------------------------------------
Immobilisations       [ * ]               [ * ]            [ * ]                 [ * ]               [ * ]            [ * ]
       a       ---------------------------------------------------------------------------------------------------------------------
  l'exception
   des biens   ---------------------------------------------------------------------------------------------------------------------
 amortissables
                 (1) [ * ]
------------------------------------------------------------------------------------------------------------------------------------
                (Breve description et                  Voir la note 2
    Biens        categorie prescrite)
amortissables   --------------------------------------------------------------------------------------------------------------------
                --------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                      (Genre)                          Voir la note 3
Immobilisations  -------------------------------------------------------------------------------------------------------------------
   tangibles     -------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                      (Genre)                          (Cout indique)
Stock
                 -------------------------------------------------------------------------------------------------------------------
                 -------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                 (Breve description)
  Biens                                                      S.O.
 miniers         -------------------------------------------------------------------------------------------------------------------
                                                             S.O.
------------------------------------------------------------------------------------------------------------------------------------
                 (Breve description)                    (Cout indique)
Valeur ou       --------------------------------------------------------------------------------------------------------------------
titre de        --------------------------------------------------------------------------------------------------------------------
 creance        --------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Description des actions recues (Si l'espace est insuffisant, veuillez reproduire fidelement, en annexe, ce tableau)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               S'agit-il d'action
    Nombre d'actions          Categorie      Valeur de rachat      Valeur fiscale       S'agit-il d'actions        rachetables
  recues par le cedant       des actions        par action        du capital verse    donnant droit de vote ? au gre du detenteur ?
                                                                                       Oui         Non           Oui         Non
------------------------------------------------------------------------------------------------------------------------------------
         [ * ]                 [ * ]             [ * ]    $             [ * ]    $     [X]          [_]          [_]          [X]
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       [_]          [_]          [_]          [_]
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       [_]          [_]          [_]          [_]
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       [_]          [_]          [_]          [_]
------------------------------------------------------------------------------------------------------------------------------------

Note 1: Prix de base rajuste, sujet a des rajustements, en vertu des articles 255 a 257.
Note 2: Le moins eleve du ((cout du bien)) et de la (( partie non amortie du cout en capital )) pour tous les biens de la categorie.
Note 3: Le moins eleve du (( cout du bien )) et de la (( partie admise des immobilisations intangibles )). Celle-ci doit etre multiplie
        . par 2.
        . ou par 4/3 si l'alienation est effectuee
          - par une corporation apres le debut du 1er exercice financier commencant apres juin 1988.
          - ou, dans les autres cas, apres le debut du 1er exercice financier commencant apres 1987.

[*] Confidential portions omitted and filed separately with the Commission.

[GRAPHIC]      Revenu      Revenue
               Canada      Canada

    CHOIX CONCERNANT LA DISPOSITION DE BIENS PAR UN CONTRIBUABLE EN FAVEUR D'UNE SOCIETE CANADIENNE IMPOSABLE

                                                                                   ------------------------
..   La T2057 est la formule que doivent remplir un contribuable et une societe       AL USAGE MINISTERE
    canadienne imposable  qui font un choix conjoint en vertu d paragraphe 85(1),    SEULEMENT
    vertu d paragraphe 85(1), lorsque le contribuable a dispose, en faveur de la societe, d'un bien admissible selon la definition du paragraphe 85 (1.1) et a recu en contrepartie des actions de cette societe, quelle que soit la categorie.
..   Les formules faisant etat de l'exercice d'un choix et, s'il y a lieu, les pieces connexes doivent etre produites comme suit :
    (1)  un exemplaire par le cedant (lorsque deux cedants ou plus font un choix concernant le transfert du meme bien (copropriete) ou que deux membres ou plus de la meme societe de personne font un choix concernant le transfert de leurs participation dans la societe de personne, un seul cedant, designe pour la chose, doit produire simultanement un exemplaire pour chaque cedant avec une liste de tous les cedants qui font le choix concerne, liste ou doivent figurer l'adresse et le numero
         d'assurance sociale ou numero de compte de chaque cedant);
    (2)  au plus tard a la date qui survient la premiere parmi les dates auxquelles une des parties au choix doit produire une declaration de revenu pour l'annee d'imposition pendant laquelle la transaction a eu lieu, compte tenu de tout choix fait en vertu du paragraphe 25(1) et du
         paragraphe 99(2) (date d'echeance);                                       ------------------------
    (3)  au centre fiscal ou le cedant produit normalement sa declaration de revenus (lorsque deux coproprietaires ou plus, ou que deux membres ou plus d'une societe de personnes font un choix comme il est indique au point (1), les formules de choix doivent etre produites au centre fiscal du cessionnaire ou elles seront traitees en bloc);
    (4)  separement de toute declaration de revenus (vous pouvez le produire avec une declaration dans une meme enveloppe, mais ne pas l'inserer dans la declaration et ni l'attacher a celle-ci).
..   Les articles et paragraphes mentionnes dans la presente formule proviennent a la Loi de l'impot sur le revenu.

------------------------------------------------------------------------------------------------------------------------------------
Nom du contribuable (cedant)(en lettres moulees)                                  N(degree)d'assurance sociale ou N(degree)de compte
                                                                                                                          de societe

                                              [ * ]                                                   [ * ]
------------------------------------------------------------------------------------------------------------------------------------
Adresse                                                                           Code postal            Bureau de district d'impot

                                              [ * ]                                     [ * ]                    [ * ]
------------------------------------------------------------------------------------------------------------------------------------
Annee d'imposition du contribuable

Pour la periode du                     [ * ]                19   [ * ]  au       [ * ]                                 19 [ * ]
                    -------------------------------------      --------     -------------------------------------------  -------
------------------------------------------------------------------------------------------------------------------------------------
Nom du coproprietaire, s'il y a lieu (s'il y en a plus d'un, joignez une liste    Numero d'assurance sociale
contenant les  memes renseignements)

------------------------------------------------------------------------------------------------------------------------------------
Adresse                                                                           Code postal            Bureau de district d'impot

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Raison sociale de la societe (cessionnaire)                                       Numero de compte

Anapharm inc.                                                                     1384595-4ORC
------------------------------------------------------------------------------------------------------------------------------------
Adresse                                                                           Code postal            Bureau de district d'impot

2050, Boul. Rene-Levesque Ouest, 5/e/ etage, Sainte-Foy                           G1V 2K8                Qc
------------------------------------------------------------------------------------------------------------------------------------
Annee d'imposition de la societe

Pour la periode du          1/er/ juin           19     97    au                   31 mai                 19     98
                    ---------------------------      --------     ----------------------------------------     -------
------------------------------------------------------------------------------------------------------------------------------------
Nom de la personne a contacter pour des renseignements supplementaires            Ind. regional       Numero de telephone

                                              [ * ]                               [ * ]               [ * ]
------------------------------------------------------------------------------------------------------------------------------------

------------- PENALITE POUR LES CHOIX TARDIFS ET MODIFIES --------------------------------------------------------------------------
                                                                                            --------------------------------------
Les choix produits apres la date d'echeance ou les choix modifies sont soumis a                A L'USAGE DU MINISTERE SEULEMENT
une penalite pour production tardive conformement au paragraphe 85(8).

Calcul de la penalite :
Juste valeur marchande du bien transfere....................    ____________  $

Moins : Somme convenue......................................    _____________

Difference..................................................    _____________ $a)

Montant A __________________$ X 1/4X 1% X N ................  = ============= $b)

100$ X N ...................................................  = ============= $c)

      --------------------------------------------------------------------------
      N representant le nombre de mois ou parties de mois dans la periode allant de la date d'echeance a la date de production de choix et C ne pouvant pas depasser 8 000 $.
      ---------------------------------------------------------------------------           --------------------------------------
La penalite correspond au moindre des montants b) et c) ci-dessus      ______________ $
Si une penalite est payable, il faut faire un cheque ou un mandat a l'ordre du
Receveur general. Il faut indiquer ((T2057)) sur la piece de versement ainsi que l'annee
d'imposition, le nom et le numero d'assurance sociale (ou le numero de compte dans le cas ou le cedant est une societe) du contribuable dont le compte doit etre credite.

Les sommes impayees, y compris les penalites pour production tardive, sont assujetties a des interets composes quotidiennement aux taux prescrit.

                                                                                            Somme ci-incluse ______________ $
------------------------------------------------------------------------------------------------------------------------------------

[*] Confidential portions omitted and filed separately with the Commission.

                             (English on reverse)                        Canada

----------- RENSEIGNEMENTS EXIGES---------------------------------------------------------------------------------------------------

  A la page ci-contre, enumerez et decrivez les biens transferes et indiquez leur juste valeur marchande. La description et la juste valeur marchande de la contrepartie recue doivent figurer en regard du bien transfere. Si les biens transferes sont une participation dans une societe de personnes, annexez un tableau du calcul du prix de base rajuste. Faute d'espace sur la T2057, joignez une feuille qui suit la meme presentation. Pour chaque bien amortissable, il faut designer l'ordre de disposition. Il faut avoir les pieces a l'appui de l'ordre designe, les documents relatifs aux reponses aux questions ci-apres et une breve description de la methode de calcul de la juste valeur marchande de chaque bien. Il n'est pas necessaire de produire ici ces documents, mais il faut les conserver pour pouvoir les produire sur demande.

  Y a-t-il une entente ecrite concernant le transfert?.................................................   [_]    Non     [X]   Oui

  L'un des biens est-il vise par une clause de rajustement du prix? (Pour plus de precisions, voir la
  version la plus recente du bulletin IT-169.).........................................................   [X]    Non     [_]   Oui

  Y a-t-il d'autres personnes que le contribuable qui detiennent des actions d'une categorie du capital-actions du cessionnaire ou qui exercent sur de telles actions une emprise, directement ou
  indirectement?.......................................................................................   [_]    Non     [X]   Oui

  S'il y a roulement entre societe ayant un lien de dependance, les biens du contribuable ont-
  ils tous ou presque tous (au moins 90%) ete transferes a la societe?..............................S/O   [_]    Non     [_]   Oui

  Le contribuable est-il un non-resident du Canada?....................................................   [X]    Non     [_]   Oui

  Les biens transferes comprennent-ils des immobilisations?............................................   [_]    Non     [X]   Oui

  Dans l'affirmative:

  La somme convenue a l'egard d'un des biens transferes repose-t-elle sur une estimation de la juste
  valeur marchande au jour de l'evaluation?.........................................................S/O   [_]    Non     [_]   Oui

  Si oui, existe-t-il un rapport officiel faisant etat de la valeur au jour de l'evaluation?........S/O   [_]    Non     [_]   Oui

  a   Les biens ont-ils ete detenus sans interruption depuis le jour de l'evaluation?..................   [_]    Non     [_]   Oui

  b   Ont-ils ete acquis apres le jour de l'evaluation dans une operation consideree comme comportant
      un lien de dependance?...........................................................................   [_]    Non     [_]   Oui

  c   Depuis le jour de l'evaluation, le contribuable ou une autre personne de qui des actions ont ete acquises dans une operation comportant un lien de dependance ont-ils recu des dividendes vises par le paragraphe 83(1) a l'egard des actions transferes? (Dans l'affirmative, preciser les
      montants et les dates et annexer un tableau.)....................................................   [X]    Non     [_]   Oui

  Un choix selon le paragraphe 26(7) des Regles concernant l'application de l'impot sur le revenu
  (formulaire T2076) a-t-il ete produit par le contribuable ou en son nom?.............................   [X]    Non     [_]   Oui

  Si les biens transferes comprennent des actions du capital-actions d'une societe privee, donner les renseignements suivants:

                                                                                                              Capital verse des
  Raison sociale de la societe                    Numero de compte                                           actions transferees
                                                ----------------------------------------------------

     Anapharm inc.                                                                                                         [ * ]  $
    -----------------------------------------   ----------------------------------------------------  ------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------DESCRIPTION DES ACTIONS RECUES------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
   Nombre d'actions         Categorie            Valeur de        Valeur fiscale du       Avec ou sans           Rachetable au gre
 recues par le cedant                        rachat par action      capital verse        droit de vote             du detenteur?
------------------------------------------------------------------------------------------------------------------------------------
        [ * ]                 [ * ]                [ * ]                [ * ]                [ * ]         [_]   Oui    [X]   Non
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           [_]   Oui    [_]   Non
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           [_]   Oui    [_]   Non
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           [_]   Oui    [_]   Non
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           [_]   Oui    [_]   Non
------------------------------------------------------------------------------------------------------------------------------------

----------REMARQUES-----------------------------------------------------------------------------------------------------------------

  .  Lorsque le paragraphe 85(1) s'applique a la disposition d'un bien amortissable, un choix en vertu du paragraphe 85(1) ne peut pas etre fait.

  .  Les regles concernant les choix vises a l'article 85 sont complexes. Les explications essentielles se trouvent dans la circulaire d'information 76-19 et des bulletins d'interpretation IT-169, IT-172, IT291 et IT378

  .  Pour que ce choix soit valide, la formule, y compris le questionnaire, doit etre rempli. Si elle est incomplete, le choix sera considere comme non valide, et tout choix produit par la suite sera assujetti a une penalite pour production tardive.

  .   Lorsque la formule T2057 est produite dans les trois ans apres la date d'echeance, le choix est repute avoir ete exerce a temps si le montant estimatif de la penalite applicable est paye sur production du choix.

  .   Un choix modifie ou un choix produit plus de trois ans apres la date d'echeance peut, dans certaines circonstances, etre accepte et repute avoir ete exerce a temps si le montant estimatif de la penalite prevue au paragraphe 85(8) est paye sur production du choix. En pareil cas, une lettre expliquant pourquoi le choix est modifie ou tardif doit etre soumise a
      l'appreciation du Ministre avec la formule.
------------------------------------------------------------------------------------------------------------------------------------

[*] Confidential portions omitted and filed separately with the Commission.

[LOGO] Gouvernement du Quebec
       Ministere du Revenu

                     CHOIX RELATIF A L'ALIENATION DE BIENS
                         PAR UN CONTRIBUABLE EN FAVEUR
                    D'UNE CORPORATION CANADIENNE IMPOSABLE

Ce formulaire s'adresse au contribuable (le cedant) et a la corporation canadienne imposable (le cessionnaire) qui exercent conjointement un choix en vertu de l'article 518 de la Loi sur les impots (L.R.Q., c.1-3) concernant l'application des regles du chapitre IV lorsque le contribuable a aliene, en faveur de la corporation, un bien admissible vise a l'article 518.1, pour une contrepartie qui comprend une action du capital-actions de la corporation.

Un tel choix ne peut etre exerce a l'egard d'un bien amortissable d'une categorie prescrite lorsqu'il est aliene dans les conditions visees a l'article 527.1.

Le cedant doit produire le present formulaire dument rempli et les documents annexes, s'il y a lieu, en deux exemplaires. Lorsqu'il y a deux cedants ou plus qui font le choix vise a l'article 518 concernant le transfert du meme bien (copropriete), ou deux membres ou plus de la meme societe qui font un choix concernant le transfert de leur interet dans la societe, un seul des cedants, celui de leur choix, doit produire un exemplaire pour chacun d'eux et un exemplaire pour le cessionnaire. Le cedant doit annexer aux formulaires une liste ou figurent le nom, l'adresse et le numero d'assurance sociale (ou le numero d'enregistrement dans le cas d'une corporation) de chaque cedant (y compris chaque membre d'une societe, si le cedant est une societe, ou chaque membre d'une societe qui est elle-meme membre de la societe cedante).

Tous ces documents doivent etre produits dans le delai de declaration de ces deux parties qui expire en premier pour l'annee d'imposition au cours de laquelle l'alienation a eu lieu, au bureau du Ministere ou le cedant produit normalement sa declaration de revenus, separement de celle-ci.

Les articles et alineas mentionnes dans ce formulaire sont ceux de la Loi sur les impots (L.R.Q., c. I-3), sauf indication contraire.

Veuillez aussi remplir, au verso, la section Details concernant les biens alienes et la contrepartie recue.

IDENTIFICATION (ecrivez en majuscules)

------------------------------------------------------------------------------------------------------------------------------------
            Nom                                                                    Numero d'assurance sociale (ou d'enregistrement)

  Cedant                                      [ * ]                                                    [ * ]
------------------------------------------------------------------------------------------------------------------------------------
            Adresse                                                                                                Code postal

                                                         [ * ]                                                            [ * ]
------------------------------------------------------------------------------------------------------------------------------------
            Annee d'imposition du cedant:                 du                  [ * ]        19 [*]  au         [ * ]       19  [*]
                                                             -----------------------------    --     --------------------    ----
------------------------------------------------------------------------------------------------------------------------------------
            Nom de la corporation                                                  Numero d'enregistrement

                                              [ * ]                                                    [ * ]
Cessionnaire
------------------------------------------------------------------------------------------------------------------------------------
            Adresse complete                                                                                     Code postal

                                                            [ * ]                                                        [ * ]
------------------------------------------------------------------------------------------------------------------------------------
            Annee d'imposition du cessionnaire:           du                  1/6          19 97   au         31/5        19   98
                                                             -----------------------------    --     --------------------    ----
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Nom de la personne avec qui le Ministere peut communiquer pour obtenir de plus                       Ind. reg.       Telephone
amples renseignements
                                               [ * ]                                                                  [ * ]
------------------------------------------------------------------------------------------------------------------------------------

PENALITE POUR CHOIX EXERCE EN RETARD OU CHOIX MODIFIE
--------------------------------------------------------------------------------
Un choix exerce dans les trois ans qui suivent l'echeance est accepte et repute avoir ete exerce a l'echeance si le montant estimatif de la penalite est paye lors de la production du present formulaire.

Un choix exerce apres ces trois ans, ou un choix modifie, est accepte et repute avoir ete exerce a l'echeance si le montant estimatif de la penalite est paye lors de la production du present formulaire et si le Ministre estime que, compte tenu des circonstances, il est juste et equitable de permettre un tel choix. Dans ce cas, une lettre precisant les raisons du retard ou de la modification du choix initial doit accompagner le formulaire.


Calcul de la penalite

La penalite est egale au resultat le moins eleve des deux calculs suivants:

               ----------------------------------------------------------      ---------------------------------------------------
a)  25 %     x       Juste valeur marchande du bien transfere               x                     Nombre de mois ou
                                     moins                                                     fraction de mois de retard
                  montant convenu dans le choix ou le choix modifie
               ----------------------------------------------------------      ---------------------------------------------------

b)  le moins eleve de i) et de ii) :
    i)  5 000 $
    ii)   100 $ x nombre de mois ou fraction de mois de retard

[_]     S'il s'agit d'un choix modifie, indiquez la date du choix anterieur   |   |   |   |   |   |   |   |   |  |
                                                                             -------------------------------------

[ ]     S'il s'agit d'un choix exerce en retard, donnez le montant de la penalite  ____________________________     $.
------------------------------------------------------------------------------------------------------------------------------------

CHOIX ET ATTESTATION
------------------------------------------------------------------------------------------------------------------------------------

Le contribuable et la corporation canadienne susmentionnee exercent un choix relativement aux biens decrits au verso, en vertu de
l'article 518 de la Loi sur les impots.

Nous attestons que les renseignements fournis sur ce formulaire et dans tous les documents annexes sont exacts et complets.

                       [ * ]                        et           ANAPHARM INC. par: /s/ MARC LEBEL                     [ * ]
----------------------------------------------------    -----------------------------------------------------  ---------------------
 Signature du cedant ou de la personne autorisee a         Signature du cedant ou de la personne autorisee a           Date
                    signer*                                                 signer*

                                                                      418-527-2525 MARC LEBEL
----------------------------------------------------    -----------------------------------------------------
                     Telephone                                                Telephone

*Annexez une copie de l'autorisation.
------------------------------------------------------------------------------------------------------------------------------------

RESERVE AU MINISTERE
------------------------------------------------------------------------------------------------------------------------------------
         Date de reception          Autorisation      Montant sujet a penalite         Penalite       Versement          Total

   annee       mois         jour
           |          |           |                                       |    $  |             | $ |           |  $ |         | $
------------------------------------------------------------------------------------------------------------------------------------

[*] Confidential portions omitted and filed separately with the Commission.

         Formulaire prescrit par le sous-ministre du Revenu du Quebec

    [FLAG]       Revenu    Revenue
                 Canada    Canada
     CHOIX CONCERNANT LA DISPOSITION DE BIENS PAR UN CONTRIBUABLE EN FAVEUR D'UNE SOCIETE CANADIENNE IMPOSABLE
                                                                                            -------------------------------
  .   La T2057 est la formule que doivent remplir un contribuable et une societe                    AL USAGE DU MINISTERE
      canadienne imposable qui font un choix conjoint en vertu d paragraphe                         SEULEMENT
      85(1), lorsque le contribuable a dispose, en faveur de la societe, d'un bien admissible selon la definition du paragraphe 85 (1.1) et a recu en contrepartie des actions de cette societe, quelle que soit la categorie.
  .   Les formules faisant etat de l'exercice d'un choix et, s'il y a lieu, les pieces connexes doivent etre produites comme suit:
      (1)  un exemplaire par le cedant (lorsquedeux cedants ou plus font un choix concernant le transfert du meme bien (copropriete) ou que deux membres ou plus de la meme societe de personne font un choix concernant le transfert de leurs participation dans la societe de personne, un seul cedant, designe pour la chose, doit produire simultanement un exemplaire pour chaque cedant avec une liste de tous les cedants qui font le choix concerne, liste ou doivent figurer l'adresse et le numero
           d'assurance sociale ou numero de compte de chaque cedant);
      (2)  au plus tard a la date qui survient la premiere parmi les dates
           auxquelles une des parties au choix doit produire une declaration de             -------------------------------
           revenu pour l'annee d'imposition pendant laquelle la transaction a eu lieu, compte tenu de tout choix fait en vertu du paragraphe 25(1) et du paragraphe 99(2) (date d'echeance);
      (3)  au centre fiscal ou le cedant produit normalement sa declaration de revenus (lorsque deux coproprietaires ou plus, ou que deux membres ou plus d'une societe de personnes font un choix comme il est indique au point (1), les formules de choix doivent etre produites au centre fiscal du cessionnaire ou elles seront traitees en bloc);
      (4)  separement de toute declaration de revenus (vous pouvez le produire avec une declaration dans une meme enveloppe, mais ne pas l'inserer dans la declaration et ni l'attacher a celle-ci).
  .    Les articles et paragraphes mentionnes dans la presente formule proviennent a la Loi de l'impot sur le revenu.
------------------------------------------------------------------------------------------------------------------------------------
  Nom du contribuable (cedant)                                                                N/o/ d'assurance sociale ou N(degree)
  (en lettres moulees)                                                                        de compte de societe
                                              [ * ]                                                        [ * ]
------------------------------------------------------------------------------------------------------------------------------------
  Adresse                                                                                     Code postal        Bureau de district
                                                                                                                 d'impot

                                              [ * ]                                              [ * ]                 [ * ]
------------------------------------------------------------------------------------------------------------------------------------
  Annee d'imposition du contribuable


  Pour la periode du                    [ * ]                      19     [ * ]    au       [ * ]                         19 [ * ]
                    ---------------------------------------------     -----------     ---------------------------    -------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
  Nom du coproprietaire, s'il y a lieu (s'il y en a plus d'un,                                Numero d'assurance sociale
  joignez une liste contenant les  memes renseignements)

------------------------------------------------------------------------------------------------------------------------------------
  Adresse                                                                                     Code postal       Bureau de district
                                                                                                                d'impot
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
  Raison sociale de la societe (cessionnaire)                                                 Numero de compte
  Anapharm inc.                                                                               1384595-4ORC
------------------------------------------------------------------------------------------------------------------------------------
  Adresse                                                                                     Code postal       Bureau de district
                                                                                                                d'impot

  2050, Boul. Rene-Levesque Ouest, 5e etage, Sainte-Foy                                       G1V 2K8            Qc
------------------------------------------------------------------------------------------------------------------------------------
  Annee d'imposition de la societe

  Pour la periode du               1/er/ juin               19   97     au                 31 mai                       19 98
                   --------------------------------------      ------         ------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
  Nom de la personne a contacter pour                                                        Ind. regional     Numero de telephone
  des renseignements supplementaires

                                   [ * ]                                                     [ * ]             [ * ]
------------------------------------------------------------------------------------------------------------------------------------

---------PENALITE POUR LES CHOIX TARDIFS ET MODIFIES--------------------------------------------------------------------------------
                                                                                            --------------------------------------
  Les choix produits apres la date d'echeance ou les choix modifies sont soumis a                A L'USAGE DU MINISTERE SEULEMENT
  une penalite pour  production tardive conformement au paragraphe 85(8).

  Calcul de la penalite:
  Juste valeur marchande du bien transfere......................       __________________ $


  Moins : Somme convenue........................................       __________________

  Difference....................................................       __________________ $a)

  Montant A __________________$ X1/4X 1% X N ...................     =                    $b)
                                                                       ==================

  100$ X N .....................................................     =                    $c)
                                                                       ==================
     ---------------------------------------------------------------------------------------
      N representant le nombre de mois ou parties de mois dans la periode allant de la date
      d'echeance a la date de production de choix et C ne pouvant pas depasser 8 000 $.
     ---------------------------------------------------------------------------------------  --------------------------------------
  La penalite correspond au moindre des montants b) et c) ci-dessus ______________________$

  Si une penalite est payable, il faut faire un cheque ou un mandat a l'ordre du Receveur general. Il faut indiquer ((T2057)) sur la piece de versement ainsi que l'annee
  d'imposition, le nom et le numero d'assurance sociale (ou le numero de compte dans le cas ou le cedant est une societe) du contribuable dont le compte doit etre credite.

  Les sommes impayees, y compris les penalites pour production tardive, sont assujetties a des
  interets composes quotidiennement aux taux prescrit.                                              Somme ci-incluse_____________ $
------------------------------------------------------------------------------------------------------------------------------------

[*] Confidential portions omitted and filed separately with the Commission.

                             (English on reverse)                         Canada

------ RENSEIGNEMENTS EXIGES ---------------------------------------------------

A la page ci-contre, enumerez et decrivez les biens transferes et indiquez leur juste valeur marchande. La description et la juste valeur marchande de la contrepartie recue doivent figurer en regard du bien transfere. Si les biens transferes sont une participation dans une societe de personnes, annexez un tableau du calcul du prix de base rajuste. Faute d'espace sur la T2057, joignez une feuille qui suit la meme presentation. Pour chaque bien amortissable, il faut designer l'ordre de disposition. Il faut avoir les pieces a l'appui de l'ordre designe, les documents relatifs aux reponses aux questions ci-apres et une breve description de la methode de calcul de la juste valeur marchande de chaque bien. Il n'est pas necessaire de produire ici ces documents, mais il faut les conserver pour pouvoir les produire sur demande.

Y a-t-il une entente ecrite concernant le transfert?..................................................    [_]     Non     [X]   Oui

L'un des biens est-il vise par une clause de rajustement du prix? (Pour plus de precisions, voir la
version la plus recente du bulletin IT-169.)..........................................................    [X]     Non     [_]   Oui

Y a-t-il d'autres personnes que le contribuable qui detiennent des actions d'une categorie du capital-actions du cessionnaire ou qui exercent sur de telles actions une emprise, directement
ou indirectement?.....................................................................................    [_]     Non     [X]   Oui

S'il y a roulement entre societe ayant un lien de dependance, les biens du contribuable ont-
ils tous ou presque tous (au moins 90%) ete transferes a la societe?...............................S/O    [_]     Non     [_]   Oui

Le contribuable est-il un non-resident du Canada?.....................................................    [X]     Non     [_]   Oui

Les biens transferes comprennent-ils des immobilisations?.............................................    [_]     Non     [X]   Oui

Dans l'affirmative :

La somme convenue a l'egard d'un des biens transferes repose-t-elle sur une estimation de la juste
valeur marchande au jour de l'evaluation?..........................................................S/O    [_]     Non     [_]   Oui

Si oui, existe-t-il un rapport officiel faisant etat de la valeur au jour de l'evaluation?.........S/O    [_]     Non     [_]   Oui

a   Les biens ont-ils ete detenus sans interruption depuis le jour de l'evaluation?...................    [_]     Non     [_]   Oui

b   Ont-ils ete acquis apres le jour de l'evaluation dans une operation consideree comme comportant
    un lien de dependance?............................................................................    [_]     Non     [_]   Oui

c   Depuis le jour de l'evaluation, le contribuable ou une autre personne de qui des actions ont ete acquises dans une operation comportant un lien de dependance ont-ils recu des dividendes vises par le paragraphe 83(1) a l'egard des actions transferes? (Dans l'affirmative, preciser les
    montants et les dates et annexer un tableau.).....................................................    [X]     Non     [_]   Oui

Un choix selon le paragraphe 26(7) des Regles concernant l'application de l'impot sur le revenu
(formulaire T2076) a-t-il ete produit par le contribuable ou en son nom?..............................    [X]     Non     [_]   Oui

Si les biens transferes comprennent des actions du capital-actions d'une societe privee, donner les renseignements suivants :

                                                                                                   Capital verse des
Raison sociale de la societe                    Numero de compte                                  actions transferees
                                                ----------------------------------------
    Anapharm inc.                                                                                                  [ * ]         $
    -----------------------------------------   ----------------------------------------     -------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------- DESCRIPTION DES ACTIONS RECUES ---------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
   Nombre d'actions         Categorie            Valeur de        Valeur fiscale du       Avec ou sans         Rachetable au gre
 recues par le cedant                        rachat par action      capital verse        droit de vote           du detenteur?
------------------------------------------------------------------------------------------------------------------------------------
        [ * ]                 [ * ]                [ * ]                [ * ]                [ * ]         [_]    Oui     [X]   Non
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           [_]    Oui     [_]   Non
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           [_]    Oui     [_]   Non
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           [_]    Oui     [_]   Non
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           [_]    Oui     [_]   Non
------------------------------------------------------------------------------------------------------------------------------------

------ REMARQUES ---------------------------------------------------------------

.. Lorsque le paragraphe 85(1) s'applique a la disposition d'un bien amortissable, un choix en vertu du paragraphe 85(1) ne peut pas etre fait.

.. Les regles concernant les choix vises a l'article 85 sont complexes. Les explications essentielles se trouvent dans la circulaire d'information 76-19 et des bulletins d'interpretation IT-169, IT-172, IT291 et IT378

.. Pour que ce choix soit valide, la formule, y compris le questionnaire, doit etre rempli. Si elle est incomplete, le choix sera considere comme non valide, et tout choix produit par la suite sera assujetti a une penalite pour production tardive.

.. Lorsque la formule T2057 est produite dans les trois ans apres la date d'echeance, le choix est repute avoir ete exerce a temps si le montant estimatif de la penalite applicable est paye sur production du choix.

..  Un choix modifie ou un choix produit plus de trois ans apres la date
   d'echeance peut, dans certaines circonstances, etre accepte et repute avoir ete exerce a temps si le montant estimatif de la penalite prevue au paragraphe 85(8) est paye sur production du choix. En pareil cas, une lettre expliquant pourquoi le choix est modifie ou tardif doit etre soumise a l'appreciation du Ministre avec la formule.
--------------------------------------------------------------------------------

[*] Confidential portions omitted and filed separately with the Commission.

RENSEIGNEMENTS SUR LES BIENS ADMISSIBLES DONT IL A ETE DISPOSE ET SUR LA CONTREPARTIE RECUE

-----------------------------------------------------------------------------------------------------------------------------------
                                           Jour      Mois       Annee
                                      ----------------------------------------
                                                                               Remarque:   Remplir une nouvelle T2057 lorsque
 Date de la vente ou du transfert de       [ * ]     [ * ]       [ * ]                     la date de la vente ou du transfert
 tous les biens inscrits ci-dessous :                                                           est differente de celle-ci.
-----------------------------------------------------------------------------------------------------------------------------------
                       Biens dont il a ete dispose           Somme       Declarer                         Contrepartie recue
                     --------------------------------                                 ---------------------------------------------
                                   Limites relatives a la   convenue      B - A.      Autre que des actions   Actions
                  Description      somme choisie                       Si B - A * 0,                                  Juste valeur
                                  ---------------------------------                   --------------------------------
                                   Juste valeur      A         B        voir note 4.    Description          Nombre et   marchande
                                   marchande                                                                 categorie
-----------------------------------------------------------------------------------------------------------------------------------
                (Breve description               (Voir note 1)
                legale)
Immobilisation  [ * ]                [ * ] $        [ * ] $     [ * ] $         [ * ] $                         [ * ]       [ * ] $
a l'exception
                -------------------------------------------------------------------------------------------------------------------
des biens                                                                                                     [ * ]
                -------------------------------------------------------------------------------------------------------------------
amortissables   [ * ]
-----------------------------------------------------------------------------------------------------------------------------------
     Biens      (Description et                 (Voir note 2)
amortissables   categorie prescrite)
                -------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Immobilisations (Genre)                         (Voir note 3)
  admissibles
                -------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Inventaire a    (Genre)                         (Cout indique)
l'exception
 des biens
immobiliers
                -------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
 Avoir          (Breve description                  ZERO
miniers         legale)
                -------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Valeur des      (Description)                    (Cout indique)
titres de
 creance
                -------------------------------------------------------------------------------------------------------------------

                -------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

Note 1   Prix de base rajuste (assujetti a rajustement selon l'article 53).

Note 2   Le moindre de la fraction non amortie du cout en capital pour tous les biens de la categorie et le cout du bien.

Note 3   Le moindre de 4/3 x par le montant cumulatif des immobilisation admissibles et le cout du bien. Utilisez ((2)) au lieu de
         ((4/3)) pour les dispositions effectuees pendant les annees d'imposition commencant avant le 1/er/ juillet 1988 dans le cas
         d'une societe ou, pour les dispositions effectuees pendant les exercices financiers commencant avant le 1/er/ janvier 1988 dans les autres cas.

Note 4   Declarer ce montant comme un gain en capital ou comme un revenu, selon le cas.

Il y a des explications sur les limites ci-dessus dans le bulletin d'interpretation IT-291.
-----------------------------------------------------------------------------------------------------------------------------------

     CHOIX ET ATTESTATION
-----                    ----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

Par les presentes, le contribuable et la societe font conjointement un choix en vertu du paragraphe 85(1) concernant des biens indiques, et attestent que les renseignements donnes ici et dans tous les documents annexes sont exacts et complets en autant qu'ils sachent, sauf erreur.


                 [ * ]                          et        Anapharm inc. par : /s/ MARC LEBEL                      [ * ]
    -----------------------------------------   -------------------------------------------------  --------------------------------
       Signature du cedant, d'un dirigeant      Signature d'un dirigeant autorise du cessionnaire                  Date
       autorise ou d'une personne autorise*

    * Annexez une copie de l'autorisation
     -------------------------------------------------------------------------------------------------------------------------------

[*] Confidential portions omitted and filed separately with the Commission.

** = More than

[LOGO] Gouvernement du Quebec
       Ministere du Revenu

                     CHOIX RELATIF A L'ALIENATION DE BIENS
                         PAR UN CONTRIBUABLE EN FAVEUR
                    D'UNE CORPORATION CANADIENNE IMPOSABLE

Ce formulaire s'adresse au contribuable (le cedant) et a la corporation canadienne imposable (le cessionnaire) qui exercent conjointement un choix en vertu de l'article 518 de la Loi sur les impots (L.R.Q., c.1-3) concernant l'application des regles du chapitre IV lorsque le contribuable a aliene, en faveur de la corporation, un bien admissible vise a l'article 518.1, pour une contrepartie qui comprend une action du capital-actions de la corporation.

Un tel choix ne peut etre exerce a l'egard d'un bien amortissable d'une categorie prescrite lorsqu'il est aliene dans les conditions visees a l'article 527.1.

Le cedant doit produire le present formulaire dument rempli et les documents annexes, s'il y a lieu, en deux exemplaires. Lorsqu'il y a deux cedants ou plus qui font le choix vise a l'article 518 concernant le transfert du meme bien (copropriete), ou deux membres ou plus de la meme societe qui font un choix concernant le transfert de leur interet dans la societe, un seul des cedants, celui de leur choix, doit produire un exemplaire pour chacun d'eux et un exemplaire pour le cessionnaire. Le cedant doit annexer aux formulaires une liste ou figurent le nom, l'adresse et le numero d'assurance sociale (ou le numero d'enregistrement dans le cas d'une corporation) de chaque cedant (y compris chaque membre d'une societe, si le cedant est une societe, ou chaque membre d'une societe qui est elle-meme membre de la societe cedante).

Tous ces documents doivent etre produits dans le delai de declaration de ces deux parties qui expire en premier pour l'annee d'imposition au cours de laquelle l'alienation a eu lieu, au bureau du Ministere ou le cedant produit normalement sa declaration de revenus, separement de celle-ci.

Les articles et alineas mentionnes dans ce formulaire sont ceux de la Loi sur les impots (L.R.Q., c. I-3), sauf indication contraire.

Veuillez aussi remplir, au verso, la section Details concernant les biens alienes et la contrepartie recue.

IDENTIFICATION (ecrivez en majuscules)

------------------------------------------------------------------------------------------------------------------------------------
            Nom                                                                    Numero d'assurance sociale (ou d'enregistrement)

  Cedant                                      [ * ]                                                    [ * ]
------------------------------------------------------------------------------------------------------------------------------------
            Adresse                                                                                                Code postal

                                                            [ * ]            [ * ]         [ * ]              [ * ]        [ * ]
------------------------------------------------------------------------------------------------------------------------------------
            Annee d'imposition du cedant:                 du                  1/01         19 98   au         31/12       19   98
                                                             -----------------------------    --     --------------------    ----
------------------------------------------------------------------------------------------------------------------------------------
            Nom de la corporation                                                  Numero d'enregistrement

                                              [ * ]                                                    [ * ]
Cessionnaire
------------------------------------------------------------------------------------------------------------------------------------
            Adresse complete                                                                                     Code postal

                                                            [ * ]                                                        [ * ]
------------------------------------------------------------------------------------------------------------------------------------
            Annee d'imposition du cessionnaire:           du                  1/6          19 97   au         31/5        19   98
                                                             -----------------------------    --     --------------------    ----
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Nom de la personne avec qui le Ministere peut communiquer pour obtenir de plus                       Ind. reg.       Telephone
amples renseignements
                                               [ * ]                                                                  [ * ]
------------------------------------------------------------------------------------------------------------------------------------

PENALITE POUR CHOIX EXERCE EN RETARD OU CHOIX MODIFIE
--------------------------------------------------------------------------------
Un choix exerce dans les trois ans qui suivent l'echeance est accepte et repute avoir ete exerce a l'echeance si le montant estimatif de la penalite est paye lors de la production du present formulaire.

Un choix exerce apres ces trois ans, ou un choix modifie, est accepte et repute avoir ete exerce a l'echeance si le montant estimatif de la penalite est paye lors de la production du present formulaire et si le Ministre estime que, compte tenu des circonstances, il est juste et equitable de permettre un tel choix. Dans ce cas, une lettre precisant les raisons du retard ou de la modification du choix initial doit accompagner le formulaire.


Calcul de la penalite

La penalite est egale au resultat le moins eleve des deux calculs suivants:

               ----------------------------------------------------------      ---------------------------------------------------
a)  25 %     x       Juste valeur marchande du bien transfere               x                     Nombre de mois ou
                                     moins                                                     fraction de mois de retard
                  montant convenu dans le choix ou le choix modifie
               ----------------------------------------------------------      ---------------------------------------------------

b)  le moins eleve de i) et de ii) :
    i)  5 000 $
    ii)   100 $ x nombre de mois ou fraction de mois de retard

[X]     S'il s'agit d'un choix modifie, indiquez la date du choix anterieur   |   |   |   |   |   |   |   |   |  |
                                                                             -------------------------------------

[X]     S'il s'agit d'un choix exerce en retard, donnez le montant de la penalite  ____________________________     $.
------------------------------------------------------------------------------------------------------------------------------------

CHOIX ET ATTESTATION
------------------------------------------------------------------------------------------------------------------------------------

Le contribuable et la corporation canadienne susmentionnee exercent un choix relativement aux biens decrits au verso, en vertu de
l'article 518 de la Loi sur les impots.

Nous attestons que les renseignements fournis sur ce formulaire et dans tous les documents annexes sont exacts et complets.

                       [ * ]                        et           ANAPHARM INC. par: /s/ MARC LEBEL                    20/1/1998
----------------------------------------------------    -----------------------------------------------------  ---------------------
 Signature du cedant ou de la personne autorisee a         Signature du cedant ou de la personne autorisee a           Date
                    signer*                                                 signer*

                                                                      418-527-2525 MARC LEBEL
----------------------------------------------------    -----------------------------------------------------
                     Telephone                                                Telephone

*Annexez une copie de l'autorisation.
------------------------------------------------------------------------------------------------------------------------------------

RESERVE AU MINISTERE
------------------------------------------------------------------------------------------------------------------------------------
         Date de reception          Autorisation      Montant sujet a penalite         Penalite       Versement          Total

   annee       mois         jour
           |          |           |                                       |    $  |             | $ |           |  $ |         | $
------------------------------------------------------------------------------------------------------------------------------------

[*] Confidential portions omitted and filed separately with the Commission.

         Formulaire prescrit par le sous-ministre du Revenu du Quebec

DETAILS CONCERNANT LES BIENS TRANSFERES ET LA CONTREPARTIE RECUE                                                Oui   Non

.. Existe-t-il une convention ecrite concernant ce transfert ? ................................................  [X]   [_]

.. Le montant convenu relativement a l'un des biens transferes est-il fonde sur la juste valeur marchande
  au jour de l'evaluation (jour E, c'est-a-dire le 31 decembre 1971)? .....................................S/O  [_]   [X]

.. Si oui, y a-t-il une estimation officielle du bien au jour E ? ..........................................S/O  [_]   [_]

.. Un choix a-t-il ete exerce en vertu de l'article 72 de la Loi concernant l'application de la Loi sur les impots (L.R.Q., c.1-4) par le cedant ou en son nom, au moyen du formulaire DT-72, Choix concernant la juste
  valeur marchande des immobilisations au jour de l'evaluation ? .............................................  [_]   [_]

.. Une disposition concernant le rajustement du prix s'applique-t-elle a l'un des biens ? .....................  [_]   [X]

.. A l'exception du cedant, est-ce qu'une personne detient des actions du cessionnaire de n'importe quelle
  categorie ou controle directement ou indirectement la corporation du cessionnaire ? ........................  [X]   [_]

.. Dans le cas d'un roulement entre corporations ayant un lien de dependance, le cedant a-t-il transfere tous les
  biens, ou presque tous (90% ou plus), en faveur du cessionnaire ? .......................................S/O        [_]

.. Le cedant est-il un resident du Canada ? ...................................................................  [X]   [_]

.. Si les biens alienes comprennent des immobilisations

  a) Ont-ils ete detenus sans interruption depuis le jour E ? .............................................S/O  [_]   [_]

  b) Ont-ils ete acquis apres le jour E lors d'une transaction entre parties considerees comme ayant un
     lien de dependance ? .................................................................................S/O  [_]   [X]

  c) Depuis le jour E, le cedant ou toute autre personne de qui des actions ont ete acquises lors d'une transaction entre parties ayant un lien de dependance, a-t-il recu des dividendes sur lesquels il n'a
     pas d'impot a payer en vertu de l'article 501 pour les actions alienees?.................................  [_]   [X]
     (Si oui, veuillez preciser dans une annexe les montants et les dates ou ces dividendes ont ete recues.)

.. Si les actifs alienes incluaient des actions du capital-actions d'une corporation privee, veuillez remplir les lignes qui suivent:

Nom de la corporation privee         Anapharm inc.
                                ----------------------------------------------------------------------------------------------------

Numero d'enregistrement                                    Total du capital verse des actions alienees                      [ * ]  $
                           --------------------------------                                             ----------------------------

Enumerez et decrivez ci-dessous les biens alienes en precisant leur juste valeur marchande a la date du transfert. La description et la juste valeur marchande de la contrepartie recue doivent figurer vis-a-vis du bien en cause. Si l'espace est insuffisant, veuillez joindre une annexe qui reprend la meme presentation.
Lorsque le bien aliene represente un interet dans une societe, joignez a ce formulaire une feuille comportant le calcul du prix de base rajuste.

Tous les biens amortissables doivent etre inscrits dans l'ordre selon lequel ils ont ete alienes. Il n'est pas necessaire de produire les pieces a l'appui du present choix, de tous les renseignements fournis ci-dessous ainsi que de la methode d'evaluation utilisee pour chaque bien aliene. Cependant, ces pieces mentionnees precedemment doivent etre conservees et fournies sur demande en cas d'examen ulterieur.

---------------------------------------------------------------------------------------------------------------------------------
Date d'alienation ou du transfert de     annee     mois    jour     Si certains biens sont alienes a une date differente de celle
tous les biens inscrits ci-dessous        [*]  |    [*]  |  [*] |    indiquee ci-contre, veuillez utiliser un formulaire distinct.
---------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  Biens alienes                                                         Contrepartie recue
          ---------------------------------------------------------------                   ----------------------------------------
                                    Limites relatives au montant convenu
                                  ---------------------------------------
              Description              Juste valeur       Autres           Montant convenu       Description        Juste valeur
                                        marchande                                                                    marchande
                                                                                                                        (1)
------------------------------------------------------------------------------------------------------------------------------------
                (Breve description)                    Voir la note 1
                                                    $                  $                    $                                     $
               ---------------------------------------------------------------------------------------------------------------------
Immobilisations       [ * ]               [ * ]            [ * ]                 [ * ]               [ * ]            [ * ]
       a       ---------------------------------------------------------------------------------------------------------------------
  l'exception
   des biens   ---------------------------------------------------------------------------------------------------------------------
 amortissables
                 (1) [ * ]
------------------------------------------------------------------------------------------------------------------------------------
                (Breve description et                  Voir la note 2
    Biens        categorie prescrite)
amortissables   --------------------------------------------------------------------------------------------------------------------
                --------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                      (Genre)                          Voir la note 3
Immobilisations  -------------------------------------------------------------------------------------------------------------------
   tangibles     -------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                      (Genre)                          (Cout indique)
Stock
                 -------------------------------------------------------------------------------------------------------------------
                 -------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                 (Breve description)
  Biens                                                      S.O.
 miniers         -------------------------------------------------------------------------------------------------------------------
                                                             S.O.
------------------------------------------------------------------------------------------------------------------------------------
                 (Breve description)                    (Cout indique)
Valeur ou       --------------------------------------------------------------------------------------------------------------------
titre de        --------------------------------------------------------------------------------------------------------------------
 creance        --------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Description des actions recues (Si l'espace est insuffisant, veuillez reproduire fidelement, en annexe, ce tableau)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               S'agit-il d'action
    Nombre d'actions          Categorie      Valeur de rachat      Valeur fiscale       S'agit-il d'actions        rachetables
  recues par le cedant       des actions        par action        du capital verse    donnant droit de vote ? au gre du detenteur ?
                                                                                       Oui         Non           Oui         Non
------------------------------------------------------------------------------------------------------------------------------------
         [ * ]                 [ * ]             [ * ]    $             [ * ]    $     [X]          [_]          [_]          [X]
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       [_]          [_]          [_]          [_]
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       [_]          [_]          [_]          [_]
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       [_]          [_]          [_]          [_]
------------------------------------------------------------------------------------------------------------------------------------

Note 1: Prix de base rajuste, sujet a des rajustements, en vertu des articles 255 a 257.
Note 2: Le moins eleve du ((cout du bien)) et de la (( partie non amortie du cout en capital )) pour tous les biens de la categorie.
Note 3: Le moins eleve du (( cout du bien )) et de la (( partie admise des immobilisations intangibles )). Celle-ci doit etre multiplie
        . par 2.
        . ou par 4/3 si l'alienation est effectuee
          - par une corporation apres le debut du 1er exercice financier commencant apres juin 1988.
          - ou, dans les autres cas, apres le debut du 1er exercice financier commencant apres 1987.

[*] Confidential portions omitted and filed separately with the Commission.

[GRAPHIC]      Revenu      Revenue
               Canada      Canada

    CHOIX CONCERNANT LA DISPOSITION DE BIENS PAR UN CONTRIBUABLE EN FAVEUR D'UNE SOCIETE CANADIENNE IMPOSABLE

                                                                                   ------------------------
..   La T2057 est la formule que doivent remplir un contribuable et une societe       A LUSAGE MINISTERE
    canadienne imposable  qui font un choix conjoint en vertu d paragraphe 85(1),    SEULEMENT
    vertu d paragraphe 85(1), lorsque le contribuable a dispose, en faveur de la societe, d'un bien admissible selon la definition du paragraphe 85 (1.1) et a recu en contrepartie des actions de cette societe, quelle que soit la categorie.
..   Les formules faisant etat de l'exercice d'un choix et, s'il y a lieu, les pieces connexes doivent etre produites comme suit :
    (1)  un exemplaire par le cedant (lorsque deux cedants ou plus font un choix concernant le transfert du meme bien (copropriete) ou que deux membres ou plus de la meme societe de personne font un choix concernant le transfert de leurs participation dans la societe de personne, un seul cedant, designe pour la chose, doit produire simultanement un exemplaire pour chaque cedant avec une liste de tous les cedants qui font le choix concerne, liste ou doivent figurer l'adresse et le numero
         d'assurance sociale ou numero de compte de chaque cedant);
    (2)  au plus tard a la date qui survient la premiere parmi les dates auxquelles une des parties au choix doit produire une declaration de revenu pour l'annee d'imposition pendant laquelle la transaction a eu lieu, compte tenu de tout choix fait en vertu du paragraphe 25(1) et du
         paragraphe 99(2) (date d'echeance);                                       ------------------------
    (3)  au centre fiscal ou le cedant produit normalement sa declaration de revenus (lorsque deux coproprietaires ou plus, ou que deux membres ou plus d'une societe de personnes font un choix comme il est indique au point (1), les formules de choix doivent etre produites au centre fiscal du cessionnaire ou elles seront traitees en bloc);
    (4)  separement de toute declaration de revenus (vous pouvez le produire avec une declaration dans une meme enveloppe, mais ne pas l'inserer dans la declaration et ni l'attacher a celle-ci).
..   Les articles et paragraphes mentionnes dans la presente formule proviennent a la Loi de l'impot sur le revenu.

------------------------------------------------------------------------------------------------------------------------------------
Nom du contribuable (cedant)(en lettres moulees)                                  N(degree)d'assurance sociale ou N(degree)de compte
                                                                                                                          de societe

                                              [ * ]                                                   [ * ]
------------------------------------------------------------------------------------------------------------------------------------
Adresse                                                                           Code postal            Bureau de district d'impot

                                              [ * ]                                     [ * ]                    [ * ]
------------------------------------------------------------------------------------------------------------------------------------
Annee d'imposition du contribuable

Pour la periode du                     [ * ]                19   [ * ]  au       [ * ]                                 19 [ * ]
                    -------------------------------------      --------     -------------------------------------------  -------
------------------------------------------------------------------------------------------------------------------------------------
Nom du coproprietaire, s'il y a lieu (s'il y en a plus d'un, joignez une liste    Numero d'assurance sociale
contenant les  memes renseignements)

------------------------------------------------------------------------------------------------------------------------------------
Adresse                                                                           Code postal            Bureau de district d'impot

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Raison sociale de la societe (cessionnaire)                                       Numero de compte

Anapharm inc.                                                                     1384595-4ORC
------------------------------------------------------------------------------------------------------------------------------------
Adresse                                                                           Code postal            Bureau de district d'impot

2050, Boul. Rene-Levesque Ouest, 5/e/ etage, Sainte-Foy                           G1V 2K8                Qc
------------------------------------------------------------------------------------------------------------------------------------
Annee d'imposition de la societe

Pour la periode du          1/er/ juin           19     97    au                   31 mai                 19     98
                    ---------------------------      --------     ----------------------------------------     -------
------------------------------------------------------------------------------------------------------------------------------------
Nom de la personne a contacter pour des renseignements supplementaires            Ind. regional       Numero de telephone

                                              [ * ]                               [ * ]               [ * ]
------------------------------------------------------------------------------------------------------------------------------------

------------- PENALITE POUR LES CHOIX TARDIFS ET MODIFIES --------------------------------------------------------------------------
                                                                                            --------------------------------------
Les choix produits apres la date d'echeance ou les choix modifies sont soumis a                A L'USAGE DU MINISTERE SEULEMENT
une penalite pour production tardive conformement au paragraphe 85(8).

Calcul de la penalite :
Juste valeur marchande du bien transfere....................    ____________  $

Moins : Somme convenue......................................    _____________

Difference..................................................    _____________ $a)

Montant A __________________$ X 1/4X 1% X N ................  = ============= $b)

100$ X N ...................................................  = ============= $c)

      --------------------------------------------------------------------------
      N representant le nombre de mois ou parties de mois dans la periode allant de la date d'echeance a la date de production de choix et C ne pouvant pas depasser 8 000 $.
      ---------------------------------------------------------------------------           --------------------------------------
La penalite correspond au moindre des montants b) et c) ci-dessus      ______________ $
Si une penalite est payable, il faut faire un cheque ou un mandat a l'ordre du
Receveur general. Il faut indiquer ((T2057)) sur la piece de versement ainsi que l'annee
d'imposition, le nom et le numero d'assurance sociale (ou le numero de compte dans le cas ou le cedant est une societe) du contribuable dont le compte doit etre credite.

Les sommes impayees, y compris les penalites pour production tardive, sont assujetties a des interets composes quotidiennement aux taux prescrit.

                                                                                            Somme ci-incluse ______________ $
------------------------------------------------------------------------------------------------------------------------------------

[*] Confidential portions omitted and filed separately with the Commission.

                             (English on reverse)                        Canada

----------- RENSEIGNEMENTS EXIGES---------------------------------------------------------------------------------------------------

  A la page ci-contre, enumerez et decrivez les biens transferes et indiquez leur juste valeur marchande. La description et la juste valeur marchande de la contrepartie recue doivent figurer en regard du bien transfere. Si les biens transferes sont une participation dans une societe de personnes, annexez un tableau du calcul du prix de base rajuste. Faute d'espace sur la T2057, joignez une feuille qui suit la meme presentation. Pour chaque bien amortissable, il faut designer l'ordre de disposition. Il faut avoir les pieces a l'appui de l'ordre designe, les documents relatifs aux reponses aux questions ci-apres et une breve description de la methode de calcul de la juste valeur marchande de chaque bien. Il n'est pas necessaire de produire ici ces documents, mais il faut les conserver pour pouvoir les produire sur demande.

  Y a-t-il une entente ecrite concernant le transfert?.................................................   [_]    Non     [X]   Oui

  L'un des biens est-il vise par une clause de rajustement du prix? (Pour plus de precisions, voir la
  version la plus recente du bulletin IT-169.).........................................................   [X]    Non     [_]   Oui

  Y a-t-il d'autres personnes que le contribuable qui detiennent des actions d'une categorie du capital-actions du cessionnaire ou qui exercent sur de telles actions une emprise, directement ou
  indirectement?.......................................................................................   [_]    Non     [X]   Oui

  S'il y a roulement entre societe ayant un lien de dependance, les biens du contribuable ont-
  ils tous ou presque tous (au moins 90%) ete transferes a la societe?..............................S/O   [_]    Non     [_]   Oui

  Le contribuable est-il un non-resident du Canada?....................................................   [X]    Non     [_]   Oui

  Les biens transferes comprennent-ils des immobilisations?............................................   [_]    Non     [X]   Oui

  Dans l'affirmative:

  La somme convenue a l'egard d'un des biens transferes repose-t-elle sur une estimation de la juste
  valeur marchande au jour de l'evaluation?.........................................................S/O   [_]    Non     [_]   Oui

  Si oui, existe-t-il un rapport officiel faisant etat de la valeur au jour de l'evaluation?........S/O   [_]    Non     [_]   Oui

  a   Les biens ont-ils ete detenus sans interruption depuis le jour de l'evaluation?..................   [_]    Non     [_]   Oui

  b   Ont-ils ete acquis apres le jour de l'evaluation dans une operation consideree comme comportant
      un lien de dependance?...........................................................................   [_]    Non     [_]   Oui

  c   Depuis le jour de l'evaluation, le contribuable ou une autre personne de qui des actions ont ete acquises dans une operation comportant un lien de dependance ont-ils recu des dividendes vises par le paragraphe 83(1) a l'egard des actions transferes? (Dans l'affirmative, preciser les
      montants et les dates et annexer un tableau.)....................................................   [X]    Non     [_]   Oui

  Un choix selon le paragraphe 26(7) des Regles concernant l'application de l'impot sur le revenu
  (formulaire T2076) a-t-il ete produit par le contribuable ou en son nom?.............................   [X]    Non     [_]   Oui

  Si les biens transferes comprennent des actions du capital-actions d'une societe privee, donner les renseignements suivants:

                                                                                                              Capital verse des
  Raison sociale de la societe                    Numero de compte                                           actions transferees
                                                ----------------------------------------------------

     Anapharm inc.                                                                                                         [ * ]  $
    -----------------------------------------   ----------------------------------------------------  ------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------DESCRIPTION DES ACTIONS RECUES------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
   Nombre d'actions         Categorie            Valeur de        Valeur fiscale du       Avec ou sans           Rachetable au gre
 recues par le cedant                        rachat par action      capital verse        droit de vote             du detenteur?
------------------------------------------------------------------------------------------------------------------------------------
        [ * ]                 [ * ]                [ * ]                [ * ]                [ * ]         [_]   Oui    [_]   Non
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           [_]   Oui    [_]   Non
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           [_]   Oui    [_]   Non
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           [_]   Oui    [_]   Non
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           [_]   Oui    [_]   Non
------------------------------------------------------------------------------------------------------------------------------------

----------REMARQUES-----------------------------------------------------------------------------------------------------------------

  .  Lorsque le paragraphe 85(1) s'applique a la disposition d'un bien amortissable, un choix en vertu du paragraphe 85(1) ne peut pas etre fait.

  .  Les regles concernant les choix vises a l'article 85 sont complexes. Les explications essentielles se trouvent dans la circulaire d'information 76-19 et des bulletins d'interpretation IT-169, IT-172, IT291 et IT378

  .  Pour que ce choix soit valide, la formule, y compris le questionnaire, doit etre rempli. Si elle est incomplete, le choix sera considere comme non valide, et tout choix produit par la suite sera assujetti a une penalite pour production tardive.

  .   Lorsque la formule T2057 est produite dans les trois ans apres la date d'echeance, le choix est repute avoir ete exerce a temps si le montant estimatif de la penalite applicable est paye sur production du choix.

  .   Un choix modifie ou un choix produit plus de trois ans apres la date d'echeance peut, dans certaines circonstances, etre accepte et repute avoir ete exerce a temps si le montant estimatif de la penalite prevue au paragraphe 85(8) est paye sur production du choix. En pareil cas, une lettre expliquant pourquoi le choix est modifie ou tardif doit etre soumise a
      l'appreciation du Ministre avec la formule.
------------------------------------------------------------------------------------------------------------------------------------

[*] Confidential portions omitted and filed separately with the Commission.

RENSEIGNEMENTS SUR LES BIENS ADMISSIBLES DONT IL A ETE DISPOSE ET SUR LA CONTREPARTIE RECUE

-----------------------------------------------------------------------------------------------------------------------------------
                                           Jour      Mois       Annee
                                      ----------------------------------------
                                                                               Remarque:   Remplir une nouvelle T2057 lorsque
 Date de la vente ou du transfert de       [*]        [*]         [*]                      la date de la vente ou du transfert
 tous les biens inscrits ci-dessous :                                                           est differente de celle-ci.
-----------------------------------------------------------------------------------------------------------------------------------
                       Biens dont il a ete dispose           Somme       Declarer                         Contrepartie recue
                     --------------------------------                                 ---------------------------------------------
                                   Limites relatives a la   convenue      B - A.      Autre que des actions   Actions
                  Description      somme choisie                       Si B - A * 0,                                  Juste valeur
                                  ---------------------------------                   --------------------------------
                                   Juste valeur      A         B        voir note 4.    Description          Nombre et   marchande
                                   marchande                                                                 categorie
-----------------------------------------------------------------------------------------------------------------------------------
                (Breve description               (Voir note 1)
                legale)
Immobilisation     [*]                 [*]             [*]      [*]          [*]                                [*]        [*]
a l'exception
                -------------------------------------------------------------------------------------------------------------------
des biens                                                                                                       [*]
                -------------------------------------------------------------------------------------------------------------------
amortissables                        (1)[*]
-----------------------------------------------------------------------------------------------------------------------------------
     Biens      (Description et                 (Voir note 2)
amortissables   categorie prescrite)
                -------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Immobilisations (Genre)                         (Voir note 3)
  admissibles
                -------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Inventaire a    (Genre)                         (Cout indique)
l'exception
 des biens
immobiliers
                -------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
 Avoir          (Breve description                  ZERO
miniers         legale)
                -------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Valeur des      (Description)                    (Cout indique)
titres de
 creance
                -------------------------------------------------------------------------------------------------------------------

                -------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

Note 1   Prix de base rajuste (assujetti a rajustement selon l'article 53).

Note 2   Le moindre de la fraction non amortie du cout en capital pour tous les biens de la categorie et le cout du bien.

Note 3   Le moindre de 4/3 x par le montant cumulatif des immobilisation admissibles et le cout du bien. Utilisez ((2)) au lieu de
         ((4/3)) pour les dispositions effectuees pendant les annees d'imposition commencant avant le 1/er/ juillet 1988 dans le cas
         d'une societe ou, pour les dispositions effectuees pendant les exercices financiers commencant avant le 1/er/ janvier 1988 dans les autres cas.

Note 4   Declarer ce montant comme un gain en capital ou comme un revenu, selon le cas.

Il y a des explications sur les limites ci-dessus dans le bulletin d'interpretation IT-291.
-----------------------------------------------------------------------------------------------------------------------------------

     CHOIX ET ATTESTATION
-----                    ----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

Par les presentes, le contribuable et la societe font conjointement un choix en vertu du paragraphe 85(1) concernant des biens indiques, et attestent que les renseignements donnes ici et dans tous les documents annexes sont exacts et complets en autant qu'ils sachent, sauf erreur.



                      [*]               et        Anapharm inc. par : /s/ [*]                                      [*]
    -----------------------------------------   -------------------------------------------------  --------------------------------
       Signature du cedant, d'un dirigeant      Signature d'un dirigeant autorise du cessionnaire                  Date
       autorise ou d'une personne autorise*

    * Annexez une copie de l'autorisation
-----------------------------------------------------------------------------------------------------------------------------------

** = More than

[*] Confidential portions omitted and filed separately with the Commission

THIS DOCUMENT IS A COPY OF SCHEDULE 4.46 TRADE ALLOWANCES TO EXHIBIT
10.13 FILED ON APRIL 2, 2002 PURSUANT TO RULE 201 TEMPORARY HARDSHIP
EXEMPTION.

                                  SCHEDULE 4.46

                                TRADE ALLOWANCES

The procedure for the recognition of [*] is as follows:

                  -     [**]

                  -     [**]

[*] :                                                -  [*];

                                                     -  [*];

                                                     -  [*];

[**]


[*] Confidential portions omitted and filed separately with the Commission.

                                 Anapharm Inc.
                            Agreements with clients

------------------------------------------------------------------------------------------------------------------------------------
Customer Name          Contract Written By          Contract Written By         Master Agreement copy          Volume discount
                            Anapharm                      Client                attached
------------------------------------------------------------------------------------------------------------------------------------
[*]                                                          X
------------------------------------------------------------------------------------------------------------------------------------
[*]                            X
------------------------------------------------------------------------------------------------------------------------------------
[*]                                                                             X
------------------------------------------------------------------------------------------------------------------------------------
[*]                                                          X
------------------------------------------------------------------------------------------------------------------------------------
[*]                            X
------------------------------------------------------------------------------------------------------------------------------------
[*]                                                                             X
------------------------------------------------------------------------------------------------------------------------------------
[*]                                                          X
------------------------------------------------------------------------------------------------------------------------------------
[*]                            X                             X
------------------------------------------------------------------------------------------------------------------------------------
[*]                            X
------------------------------------------------------------------------------------------------------------------------------------
[*]                            X
------------------------------------------------------------------------------------------------------------------------------------
[*]                                                          X
------------------------------------------------------------------------------------------------------------------------------------
[*]                            X                             X
------------------------------------------------------------------------------------------------------------------------------------
[*]                            X                                                X
------------------------------------------------------------------------------------------------------------------------------------
[*]                            X
------------------------------------------------------------------------------------------------------------------------------------
[*]                            X
------------------------------------------------------------------------------------------------------------------------------------
[*]                            X
------------------------------------------------------------------------------------------------------------------------------------
[*]                            X
------------------------------------------------------------------------------------------------------------------------------------
[*]                            X                             X
------------------------------------------------------------------------------------------------------------------------------------
[*]                                                                             X(July 20, 2001 to ___)
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]                            X
------------------------------------------------------------------------------------------------------------------------------------
[*]                            X                             X                                                 X
------------------------------------------------------------------------------------------------------------------------------------
[*]                                                          X
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]                            X
------------------------------------------------------------------------------------------------------------------------------------
[*]                            X                             X
------------------------------------------------------------------------------------------------------------------------------------
[*]                                                          X
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]                            X
------------------------------------------------------------------------------------------------------------------------------------
[*]                            X
------------------------------------------------------------------------------------------------------------------------------------
[*]                            X
------------------------------------------------------------------------------------------------------------------------------------
[*]                            X
------------------------------------------------------------------------------------------------------------------------------------
[*]                            X
------------------------------------------------------------------------------------------------------------------------------------
[*]                           [*]                           [*]
------------------------------------------------------------------------------------------------------------------------------------
[*]                            X
------------------------------------------------------------------------------------------------------------------------------------
[*]                            X
------------------------------------------------------------------------------------------------------------------------------------
[*]                            X                                                                               X
------------------------------------------------------------------------------------------------------------------------------------
[*]                            X
------------------------------------------------------------------------------------------------------------------------------------
[*]                            X
------------------------------------------------------------------------------------------------------------------------------------
[*]                            X
------------------------------------------------------------------------------------------------------------------------------------
[*]                            X
------------------------------------------------------------------------------------------------------------------------------------
[*]                            X
------------------------------------------------------------------------------------------------------------------------------------
[*]                            X
------------------------------------------------------------------------------------------------------------------------------------
[*]                            X
------------------------------------------------------------------------------------------------------------------------------------
[*]                                                          X
------------------------------------------------------------------------------------------------------------------------------------
[*]                                                                             X                              (May 8, 2001 to   )
------------------------------------------------------------------------------------------------------------------------------------
[*]                            X
------------------------------------------------------------------------------------------------------------------------------------
[*]                            X
------------------------------------------------------------------------------------------------------------------------------------
[*]                            X
------------------------------------------------------------------------------------------------------------------------------------
[*]                            X
------------------------------------------------------------------------------------------------------------------------------------
[*]                            X
------------------------------------------------------------------------------------------------------------------------------------

  [*] Confidential portions omitted and filed separately with the Commission.

----------------------------------------------------------------------------------------------------------------
Customer Name       Contract Written By      Contract Written By      Master Agreement copy    Volume Discount
                          Anapharm                 Client             attached
----------------------------------------------------------------------------------------------------------------
[*]                           X                                                                      X
----------------------------------------------------------------------------------------------------------------
[*]                                                                             X                   [*]
----------------------------------------------------------------------------------------------------------------
[*]                                                   X                                             [*]
----------------------------------------------------------------------------------------------------------------
[*]                           X                                                                      X
----------------------------------------------------------------------------------------------------------------
[*]                           X                                                                      X
----------------------------------------------------------------------------------------------------------------
[*]                           X                                                                      X
----------------------------------------------------------------------------------------------------------------
[*]                           X                       X                                              X
----------------------------------------------------------------------------------------------------------------
[*]                           X                                                 X              (May 8, 2001 to )
----------------------------------------------------------------------------------------------------------------
[*]                           X
----------------------------------------------------------------------------------------------------------------
[*]                           X
----------------------------------------------------------------------------------------------------------------
[*]                           X
----------------------------------------------------------------------------------------------------------------
[*]                           X
----------------------------------------------------------------------------------------------------------------
[*]                           X
----------------------------------------------------------------------------------------------------------------

Refers to IV-7 for template of our contacts

  [*] Confidential portions omitted and filed separately with the Commission.

[- some studies already postponed, therefore - making this agreement unlikely to materialize.]

                           [*]

Sainte - Foy February 11, 2002

[*]

Attention:     [*]

Gentlemen:

Further to our recent discussions, it is our pleasure to provide you with the following preferred pricing structure.

Based on the total price of the studies listed below, a [*] credit would be issued following completion and payment of the final invoice of the last study. This credit would be applied to invoices for future studies performed at Anapharm and will be valid for a period of six months following completion of the last study.

[*]  $[*]
     $[*]
     $[*]
     $[*]

Upcoming Studies

[*]  $[*]
     $[*]
     $[*]
     $[*]
     $[*]

                           Total price of studies           US $[*]

[*]% Credit to be issued on final payment of last study:    US $[*]

[*]  Confidential portions omitted and filed separately with the Commission.

This credit would be applied in the following manner to the next three studies to be performed at Anapharm within six months from the date of credit.

[*]

Please note that in order to benefit from this discount, all [*] studies must be dosed prior to [*]. In addition this agreement excludes the portion of studies for which invoices are not paid within 30 days of invoice date.

Lastly, this proposal is based on the understanding that [*] do not intend to apply a [*]% withholding tax for the [*] government. Should this situation change, and subsequently the withholding tax is retained for any of the studies listed above, this agreement will become null and void.

Please sign the acceptance below if you find this proposal agreeable.

Following completion of this initial agreement, we will be more than happy to reassess our proposal based on your prediction of future volume. In the meantime, we look forward to building a long lasting relationship with [*].

Sincerely,

[*]
Manager, Business Development Anapharm, Inc.

_________________________
Agreed upon by:

For            [*]  ________________________________

Date:               ________________________________

For Anapharm Inc.:  ________________________________
                    Marc LeBel, President & CEO


[*] Confidential portions omitted and filed separately with the Commission.

January 23, 2002

[*]

Dear [*]

As agreed below, you will find Anapharm's new preferred pricing for [*] for [*]. This pricing structure is now in effect and will apply to all quotes effective January 26, 2002.

[*]  $[*]
     $[*]

[*]  $[*]
     $[*]
     $[*]

Anapharm Inc. reserves the right to alter the pricing structure, but in the case of unilateral changes, will provide [*] with at least one month notice of this change.

Anapharm is pleased to be able to continue our exceptional and long lasting relationship with [*]. Feel free to call me for any questions or comments you may have.

Sincerely,

[*]

Manager, Business Development

[*] Confidential portions omitted and filed separately with the Commission.